UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	File No. 333-155153
Pre-Effective Amendment No.	□
Post-Effective Amendment No. 13	☑
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	File No. 811-21697
Amendment No. 101	☑
(Check appropriate box or boxes.)
Nationwide VL Separate Account-G

(Exact Name of Registrant)
Nationwide Life and Annuity Insurance Company

(Name of Depositor)
One Nationwide Plaza, Columbus, Ohio 43215

(Address of Depositor's Principal Executive Offices) (Zip Code)
(614) 249-7111

Depositor's Telephone Number, including Area Code
Mark Howard, Executive Vice President, Chief Legal and Governance Officer,
One Nationwide Plaza, Columbus, Ohio 43215

(Name and Address of Agent for Service)
May 1, 2016

Approximate Date of Proposed Public Offering
It is proposed that this filing will become effective (check appropriate box)
□ immediately upon filing pursuant to paragraph (b)
☑ on May 1, 2016 pursuant to paragraph (b)
□ 60 days after filing pursuant to paragraph (a)(1)
□ on (date) pursuant to paragraph (a)(1)
If appropriate, check the following box:
□ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Nationwide YourLife® Survivorship VUL
Last Survivor Flexible Premium Adjustable Variable Universal Life Insurance Policies
Issued by
Nationwide Life and Annuity Insurance Company
through its
Nationwide VL Separate Account-G
The date of this prospectus is May 1, 2016.
This prospectus contains basic information about the policies that should be understood before investing. Read this prospectus carefully and keep it for future reference.
Variable life insurance policies are complex products with unique benefits and advantages. There are costs and charges associated with these benefits and advantages - costs and charges that are different, or do not exist at all within other life insurance products. With help from financial consultants and advisors, purchasers are encouraged to compare and contrast the costs and benefits of the policy described in this prospectus against those of other life insurance products, especially other variable life insurance products offered by Nationwide and its affiliates. Nationwide offers a wide array of products, many with different charges, benefit features, and underlying investment options. This process of comparison and analysis should aid in determining whether the purchase of the policy described in this prospectus is consistent with the purchaser’s life insurance objectives, risk tolerance, investment time horizon, marital status, tax situation, and other personal characteristics and needs.
To obtain additional information, including free copies of prospectuses for the underlying mutual funds or a copy of the Statement of Additional Information, or to make service or transaction requests, contact Nationwide using any of the methods described in Contacting the Service Center.
These securities have not been approved or disapproved by the SEC nor has the SEC passed upon the accuracy or adequacy of the prospectus. Any representation to the contrary is a criminal offense.
This prospectus is not an offering in any jurisdiction where such offering may not lawfully be made. Not all Riders, terms, conditions, benefits, programs, features, and investment options are available or approved for use in every state. Contact Nationwide to review a copy of the policy and any Riders or endorsements. This prospectus contains all material rights and features of the policy.
The policy is NOT: insured by the Federal Deposit Insurance Corporation; a bank deposit; available in every state; or insured or endorsed by a bank or any federal government agency.
The policy may decrease in value to the point of being valueless because of poor Investment Experience.
The purpose of this policy is to provide life insurance protection for the beneficiary named by the policy owner. If the purchaser’s primary need is not life insurance protection, then purchasing this policy may not be in the best interest of the purchaser. Nationwide makes no claim that the policy is in any way similar or comparable to a systematic investment plan of a mutual fund.
If this policy is being purchased to replace existing life insurance, the purchaser should carefully consider the benefits, features, and costs of this policy versus those of the policy being replaced.
Nationwide offers a variety of variable universal life policies. Despite offering substantially similar features and investment options, certain policies may have lower overall charges than others including the policy described herein. These differences in charges may be attributable to differences in sales and related expenses incurred in one distribution channel versus another.

Table of Contents (continued)

In Summary: Policy Benefits
Death Benefit
The primary benefit of this policy is life insurance coverage. Nationwide will pay the Death Benefit Proceeds upon the Surviving Insured's death if both Insureds die while the policy is In Force. The policy is In Force when: the policy has been issued; at least one Insured is living; the policy has not been surrendered for its Cash Surrender Value; and the policy has not Lapsed.
Death Benefit Options
Note: The Death Benefit will be the greater of the amount produced by the death benefit option in effect on the date of the Surviving Insured's death or the Minimum Required Death Benefit, see The Minimum Required Death Benefit.
Death Benefit Option 1: The Death Benefit will be the Total Specified Amount as of the Surviving Insured's date of death.
Death Benefit Option 2: The Death Benefit will be the Total Specified Amount plus the Cash Value as of the Surviving Insured's date of death.
Death Benefit Option 3: The Death Benefit will be the Total Specified Amount plus the accumulated premium account (which consists of all Premium payments plus interest), less any partial surrenders, as of the Surviving Insured's date of death.
Choice of Policy Proceeds
The Policy Proceeds may be paid in a lump sum, or a variety of options that will pay out over time.
Coverage Flexibility
Subject to conditions, the policy owner may choose to:
•	change the death benefit option;
•	increase or decrease the Base Policy Specified Amount and/or Rider Specified Amount;
•	change beneficiaries; and
•	change ownership of the policy.
Continuation of Coverage is Guaranteed
The policy will remain In Force during the policy continuation period as long as sufficient Premium is paid to meet the requirements set forth in Guaranteed Policy Continuation Provision.
Access to Cash Value
Subject to conditions, the policy owner may:
•	take a policy loan, see Policy Loans.
•	take a partial surrender, see Partial Surrender.
•	surrender the policy for its Cash Surrender Value at any time while the policy is In Force, see Full Surrender.
Premium Flexibility
The policy owner will select a Premium payment plan for the policy at the time of application. Within limits, the policy owner may vary the frequency and amount of Premium payments, see Premium Payments and Unfavorable Investment Experience.
Investment Options
Net Premium may be allocated among fixed and/or variable investment options available in the policy.

Where permitted by state law, the policy currently offers two fixed investment options, the Fixed Account and the Long-Term Fixed Account. Both of these options will earn interest daily at an annual effective rate, see Fixed Investment Options. The Long-Term Fixed Account may earn a higher interest rate than the Fixed Account, but will also be subject to greater allocation, transfer, and partial surrender restrictions, see Fixed Investment Options Transfers.
The variable investment options offered under the policy correspond to mutual funds designed to be the underlying investment options of variable insurance products. Nationwide VL Separate Account-G contains one Sub-Account for each of the underlying mutual funds offered in the policy.
Transfer Requests
Policy owners may request to transfer allocations between available investment options of the policy (i.e., the fixed investment options and Sub-Accounts). Requests to transfer allocations between policy investment options will be processed in the Valuation Period they are received at the Service Center as long as the request is in good order. Requests that are not in good order may be delayed or returned, see Contacting the Service Center. Transfer requests may be subject to policies and procedures intended to reduce the potentially detrimental impact that disruptive trading has on Sub-Account Investment Experience, see Transfers Among and Between Policy Investment Options.
Taxes
Earnings on the policy are generally not taxable to the policy owner, unless withdrawn from the policy. This is known as tax deferral. In addition, beneficiaries generally will not have to include Death Benefit Proceeds as taxable income, see Taxes.
Unlike other variable insurance products Nationwide offers, Last Survivor Flexible Premium Adjustable Variable Universal Life Insurance Policies do not require distributions to be made before either Insured’s death, see Taxes.
Assignment
Policy owners may assign the policy as collateral for a loan or another obligation while the policy is In Force, see Assigning the Policy.
Examination Right
For a limited time, the policy owner may cancel the policy and receive a refund, see Right to Cancel (Examination Right).
Riders
The policy owner may purchase one or more of the Riders listed below, subject to availability in the state where the policy is issued. There may be additional charges assessed for elected Riders and Rider charges may vary based upon the individual characteristics of the Insured. Operation and benefits of the Riders described in this prospectus may vary by the state where the policy is issued.
•	Overloan Lapse Protection Rider
•	Adjusted Sales Load Life Insurance Rider
•	Policy Split Option Rider
•	Additional Term Insurance Rider
•	No Charge Four Year Term Insurance Rider
•	Four Year Term Insurance Rider
•	Extended Death Benefit Guarantee Rider
In Summary: Policy Risks
State Variations
Due to variations in state law, many features of the policy described in this prospectus may be different or may not be available at all depending on the state in which the policy is issued.

Possible variations include, but are not limited to, Rider terms and availability, availability of certain investment options, free look rights, policy exchange rights, policy Lapse and/or reinstatement requirements, and the duration of suicide and incontestability periods. Variations due to state law are subject to change without notice at any time. To review a copy of the policy and any Riders or endorsements for the state in which the policy will be issued, the policy owner can contact the Service Center, see Contacting the Service Center.
Risk of Increase in Current Fees and Charges
Nationwide may change policy and/or Rider charges and rates under the policy at any time. Changes in policy and/or Rider charges and rates will vary based upon changes in Nationwide's future expectations related to items such as company investment earnings, mortality experience, persistency experience, expenses, including reinsurance expenses, and taxes. Nationwide will provide advance notice of any increase in policy and/or Rider charges.
If a change in the charges or rates causes an increase to the policy and/or Rider charges, the policy's Cash Value could decrease. If a change in the charges or rates causes a decrease to the policy and/or Rider charges, the policy's Cash Value could increase. Policy and Rider charges will not exceed the maximum charges shown in the fee tables, see In Summary: Fee Tables and Standard Policy Charges.
Improper Use
Variable universal life insurance is not suitable as an investment vehicle for short-term savings. It is designed for long-term financial planning. Policy owners accessing the Cash Value in the early policy years could incur potentially substantial surrender charges.
Unfavorable Investment Experience
The Sub-Accounts may generate unfavorable Investment Experience. Poor Investment Experience and the deduction of policy and Sub-Account charges may lower the policy’s Cash Value potentially resulting in a Lapse of insurance coverage.
Note: The policy owner selects the Premium amount and frequency shown in the policy illustration to show Nationwide how much Premium the policy owner intends to pay and when. Illustrated Premium and hypothetical rates of return are not guaranteed. Investment Experience varies over time, is rarely the same year-over-year, and may be negative. Because the policy is a variable universal life insurance policy with the potential for unfavorable Investment Experience, including extended periods of significant stock market decline, additional Premium may be required to meet a policy owner's goals and/or to prevent the policy from Lapsing. Generally, variable universal life insurance is considered a long-term investment. Policy owners should weigh the investment risk and costs associated with the policy against their objectives, time horizon, risk tolerance, and ability to pay additional Premium if necessary.
Adverse Tax Consequences
Existing federal tax laws that benefit this policy may change at any time. These changes could alter the favorable federal income tax treatment the policy enjoys, such as the deferral of taxation on the gains in the policy's Cash Value and the exclusion of the Death Benefit Proceeds from the taxable income of the policy's beneficiary. Partial and full surrenders from the policy may be subject to taxes. The income tax treatment of the surrender of Cash Value is different in the event the policy is treated as a modified endowment contract under the Code. Generally, tax treatment of modified endowment contracts is less favorable when compared to a life insurance policy that is not a modified endowment contract. For example, distributions and loans from modified endowment contracts may currently be taxed as ordinary income and not a return of investment, see Taxes.
The proceeds of a life insurance policy are includible in the gross estate of the Surviving Insured for federal income tax purposes if either (a) the proceeds are payable to the executor of the estate of the Surviving Insured, or (b) the Insureds, at any time within three years prior to his or her death, possessed any incident of ownership in the policy. For this purpose, the Treasury Regulations provide that the term "incident of ownership" is to be construed very broadly, and includes any right that the Insureds may have with respect to the economic benefits in the policy. Consult a qualified tax advisor on all tax matters involving the policy described herein.

Fixed Investment Options Transfer Restrictions and Limitations
In addition to the Sub-Accounts available under the policy, Net Premium can be allocated to the fixed investment options. Prior to the policy's Maturity Date, the policy owner may make transfers involving the fixed investment options subject to transfer restrictions, without penalty or adjustment. These transfers will be in dollars and Nationwide may limit the frequency and dollar amount of transfers involving the fixed investment options. See Fixed Investment Options Transfers for details about restrictions that apply to transfers to and from the fixed investment options.
Sub-Account Limitations
Frequent trading among the Sub-Accounts may dilute the value of Accumulation Units, cause the Sub-Account to incur higher transaction costs, and interfere with the Sub-Accounts' ability to pursue their stated investment objectives. This could result in less favorable Investment Experience and a lower Cash Value. Some mutual funds held by the Sub-Accounts assess a short-term trading fee in order to minimize the potentially adverse effects of short-term trading on the mutual fund. Nationwide has instituted procedures to minimize disruptive transfers. While Nationwide expects these procedures to reduce the adverse effect of disruptive transfers, it cannot ensure that it has eliminated these risks.
Sub-Account Investment Risk
A comprehensive discussion of the risks of each underlying mutual fund may be found in the mutual fund’s prospectus. Read each mutual fund's prospectus before investing. Free copies of each mutual fund's prospectus may be obtained by contacting the Service Center.
Risk of Policy Lapse
Cash Value can be reduced by Investment Experience, policy loans, partial surrenders and the deduction of policy charges. Whenever Cash Value is insufficient to cover the policy’s charges, the policy is at risk of Lapse; the policy could terminate without value and insurance coverage would cease.
Limitation of Access To Cash Value
A policy owner can access Cash Value through loans and partial surrenders, subject to limitations. Limitations include the amount and frequency of the loan or partial surrender, see Policy Loans and Surrenders. Once a loan or surrender is taken, Cash Value will be reduced by the amount of the policy loan and/or the partial surrender and any associated charges.
In Summary: Fee Tables
The following tables describe the fees and expenses assessed under the policy. The rates in these tables may be rounded up to the nearest one-hundredth decimal. These tables should be read in conjunction with the corresponding section of this prospectus that describes the fee or expense in more detail. All charges deducted from the policy's Cash Value are taken proportionally from the Sub-Accounts and the fixed investment options, unless the policy owner elects Directed Monthly Deductions, except where noted.
The first table describes the fees and expenses that a policy owner will pay at the time the policy owner buys the policy, surrenders the policy, or transfers Cash Value between investment options.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Sales Load[1]	Upon making a Premium payment
Maximum:		$65 from each $1,000 of Premium
Currently:		$45 from each $1,000 of Premium
Premium Taxes[1]	Upon making a Premium payment
Maximum:		$35 from each $1,000 of Premium

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Short-Term Trading Fee[2]	Upon transfer of Sub-Account value out of a Sub-Account within 60 days after allocation to that Sub-Account
Maximum:		$10 per $1,000 transferred
Illustration Charge[3]	Upon requesting an illustration
Maximum:		$25
Currently:		$0
Partial Surrender Fee	Upon a partial surrender
Maximum:		lesser of $25 or 2% of the amount surrendered
Currently:		$0
Surrender Charge4†	Upon surrender, policy Lapse, or certain Base Policy Specified Amount decreases
Maximum:		$44.16 per $1,000 of Base Policy Specified Amount
Minimum:		$0.78 per $1,000 of Base Policy Specified Amount
Representative: male, Issue Age 55, non-tobacco and female, Issue Age 55, non-tobacco, Total Policy Specified Amount and Base Policy Specified Amount $1,000,000, Death Benefit Option 1 and a complete surrender of the policy in year one		$21.57 per $1,000 of Base Policy Specified Amount
Overloan Lapse Protection Rider†	Upon invoking the Rider
Maximum:		$42.50 per $1,000 of Cash Value
Minimum:		$1.50 per $1,000 of Cash Value
Representative: the younger Insured is Attained Age 85 with a Cash Value of $500,000		$32.00 per $1,000 of Cash Value
†	This charge will vary based upon the individual characteristics of the Insureds. Representative charges shown in the table may not be representative of the charge that a particular policy owner will pay. Policy owners can request an illustration of specific costs and/or see the Policy Data Pages for information about specific charges of the policy.
[1]	The amounts reflected as maximum Sales Load and Premium Taxes (collectively "Premium Load") represent the maximums that may be charged in any policy year. The current Sales Load shown in the table is charged during each of the first 15 policy years for Premium paid up to the Commissionable Target Premium in each year, see Premium Load.
[2]	Short-term trading fees are only assessed in connection with Sub-Accounts that correspond to underlying mutual funds that assess a short-term trading fee to the variable account, see Short-Term Trading Fees.
[3]	The policy owner will be expected to pay the Illustration Charge at the time of the request. This charge will not be deducted from Cash Value.

[4]	For policies issued prior to January 1, 2014, the maximum Surrender Charge is $50.00 per $1,000 of Specified Amount, the minimum Surrender Charge is $0.52 per $1,000 of Specified Amount, and the representative Surrender Charge is $21.11 per $1,000 of Specified Amount. The maximum Surrender Charge calculation assumes both Insureds are male; Issue Age 65; tobacco; with Substandard Ratings; Death Benefit Option 1 and a full surrender is taken during the first policy year. The minimum Surrender Charge calculation assumes both Insureds are female; Issue Age 18; non-tobacco preferred plus; no Substandard Ratings; and a full surrender is taken during policy year 15, see Surrender Charge.

The next table describes the fees and expenses that a policy owner will pay periodically while the policy is In Force, not including mutual fund operating expenses.
Periodic Charges
Charge	When Charge is Deducted	Amount Deducted From Cash Value
Cost of Insurance Charge1†	Monthly
Maximum:		$83.34 per $1,000 of Net Amount At Risk
Minimum:		$0.01 per $1,000 of Net Amount At Risk
Representative: male, Issue Age 55, non-tobacco and female, Issue Age 55, non-tobacco, Total Specified Amount and Base Policy Specified Amount $1,000,000, Death Benefit Option 1 and policy year one		$0.01 per $1,000 of Net Amount At Risk
Flat Extra Charge[2]	Monthly
Maximum:		$2.08 per $1,000 of Net Amount At Risk for each Flat Extra assessed
Mortality and Expense Risk Charge[3]	Monthly
Maximum:		$0.67 per $1,000 of Cash Value allocated to the Sub-Accounts for all policy years
Administrative Per Policy Charge[4]	Monthly
Maximum:		$20 per policy
Currently:		$15 per policy
Underwriting and Distribution Charge5†	Monthly
Maximum:		$0.74 per $1,000 of Base Policy Specified Amount
Minimum:		$0.03 per $1,000 of Base Policy Specified Amount
Representative: male, Issue Age 55, non-tobacco and female, Issue Age 55, non-tobacco, Base Policy Specified Amount $1,000,000 and Death Benefit Option 1		$0.18 per $1,000 of Base Policy Specified Amount
Policy Loan Interest Charge[6]	Annually
Maximum:		3.90% of Indebtedness
Adjusted Sales Load Life Insurance Rider Charge	Monthly
Maximum:		$0.14 for each $1,000 of aggregate Premiums, for each 1% of Premium Load replaced

†	This charge will vary based upon the individual characteristics of the Insureds. Representative charges shown in the table may not be representative of the charge that a particular policy owner will pay. Policy owners can request an illustration of specific costs and/or see the Policy Data Pages for information about specific charges of the policy.
[1]	The maximum Cost of Insurance Charge calculation assumes both Insureds are male; Issue Age 85; tobacco; with Substandard Ratings; Total Specified Amount and Base Policy Specified Amount of $100,000; Death Benefit Option 2; policy year 34. Other sets of assumptions may also produce the maximum charge. The minimum charge calculation assumes both Insureds are female; Issue Age 18; non-tobacco preferred plus; no Substandard Ratings; Total Specified Amount and Base Policy Specified Amount of $5,000,000 or more; Death Benefit Option 1; policy year one. Under no circumstance will the assessment of a Flat Extra Charge result in the Cost of Insurance Charge exceeding the maximum Cost of Insurance Charge, see Cost of Insurance Charge.
[2]	The Flat Extra Charge is only applicable if certain factors result in an Insured having a Substandard Rating, see Cost of Insurance Charge.
[3]	The Mortality and Expense Risk Charge varies based on the amount of Cash Value allocated to the Sub-Accounts and length of time the policy has been In Force. The maximum Mortality and Expense Risk Charge represents the maximum amount that may be charged in any policy month during the first 15 policy years based on any dollar amount allocated to the Sub-Accounts, see Mortality and Risk Expense Charge.
[4]	Currently, the Administrative Per Policy Charge is $15.00 per month during the first 15 policy years and $5.00 per month thereafter.
[5]	The maximum Underwriting and Distribution Charge calculation assumes both Insureds are male; Attained Age 85; and a Base Policy Specified Amount of $250,000 or less. The minimum charge calculation assumes both Insureds are female; Attained Age 18; and a Base Policy Specified Amount of $10,000,000 or more.
6
The Policy Loan Interest Charge is described in more detail in Policy Loans.
The next table describes the fees and expenses associated with Riders that a policy owner will pay periodically while the policy is In Force, not including mutual fund operating expenses.
Periodic Charges For Riders
Rider Charge	When Rider Charge is Deducted	Amount Deducted from Cash Value
Four Year Term Insurance Rider Charge†	Monthly
Maximum:		$83.34 per $1,000 of Rider Death Benefit
Minimum:		$0.01 per $1,000 of Rider Death Benefit
Representative: male, Issue Age 55, non-tobacco and female, Issue Age 55, non-tobacco, Total Specified Amount and Base Policy Specified Amount $1,000,000, Death Benefit Option 1 and policy year one		$0.01 per $1,000 of Rider Death Benefit
Additional Term Insurance Rider Charge†	Monthly
Maximum:		$83.34 per $1,000 of Rider Death Benefit
Minimum:		$0.01 per $1,000 of Rider Death Benefit
Representative: male, Issue Age 55, non-tobacco and female, Issue Age 55, non-tobacco, Total Specified Amount and Base Policy Specified Amount $1,000,000, Death Benefit Option 1 and policy year one		$0.01 per $1,000 of Rider Death Benefit

Periodic Charges For Riders
Rider Charge	When Rider Charge is Deducted	Amount Deducted from Cash Value
Policy Split Option Rider Charge†	Monthly
Maximum:		$0.03 per $1,000 of Total Specified Amount
Minimum:		$0.01 per $1,000 of Total Specified Amount
Representative: male, Issue Age 55, non-tobacco and female, Issue Age 55, non-tobacco, Total Specified Amount and Base Policy Specified Amount $1,000,000, Death Benefit Option 1 and policy year one		$0.03 per $1,000 of Total Specified Amount
Extended Death Benefit Guarantee Rider Charge1†	Monthly
Maximum:		$0.16 per $1,000 of Base Policy Specified Amount
Minimum:		$0.02 per $1,000 of Base Policy Specified Amount
Representative: male, Issue Age 55, non-tobacco and female, Issue Age 55, non-tobacco, Total Specified Amount and Base Policy Specified Amount $1,000,000, Death Benefit Option 1, Extended Death Benefit Guarantee Percentage of 100%, a lifetime Extended Death Benefit Guarantee Duration		$0.12 per $1,000 of Base Policy Specified Amount
†	This charge will vary based upon the individual characteristics of the Insureds. Representative charges shown in the table may not be representative of the charge that a particular policy owner will pay. Policy owners can request an illustration of specific costs and/or see the Policy Data Pages for information about specific charges of the policy.
[1]	The maximum Extended Death Benefit Guarantee Rider charge calculation assumes the younger Insured is any Issue Age; a lifetime guarantee duration is elected; and 100% of the Base Policy Specified Amount is to be guaranteed by this Rider. The minimum charge calculation assumes the younger Insured is issue age 18; a 21-year guarantee duration is elected; and 50% of the Base Policy Specified Amount is to be guaranteed by this Rider, see Extended Death Benefit Guarantee Rider.
The next table shows the minimum and maximum total operating expenses, as of December 31, 2015, charged by the underlying mutual funds that a policy owner may periodically pay while the policy is In Force. More detail concerning each mutual fund's fees and expenses is contained in the mutual fund's prospectus.
Total Annual Mutual Fund Operating Expenses
	Minimum	Maximum
Total Annual Mutual Fund Operating Expenses (expenses that are deducted from the mutual fund assets, including management fees, distribution (12b-1) fees, and other expenses)	0.13%	3.08%

Policy Investment Options
Policy owners designate how Net Premium payments are allocated among the Sub-Accounts and/or the fixed investment options. Allocation instructions must be in whole percentages and the sum of the allocations must equal 100%.
Fixed Investment Options
Nationwide's obligations under the fixed investment options are backed by assets of its general account. The general account contains all of Nationwide's assets other than those in this and other Nationwide separate accounts and is used to support Nationwide's annuity and insurance obligations.
Subject to applicable law, Nationwide has sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Nationwide bears the full investment risk for all amounts allocated to the fixed investment options.
Because of exemptive and exclusionary provisions, interests in the fixed investment options have not been and will not be registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts. Nationwide has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment options. Disclosure regarding the fixed investment options, however, is subject to certain generally-applicable provisions of the federal securities laws relating to accuracy and completeness of statements made in prospectuses.
Minimum Guaranteed Interest Rate
Nationwide guarantees that Cash Value allocated to the fixed investment options will accrue interest daily at an effective annual rate that Nationwide determines without regard to the actual investment experience of the general account. Interest crediting rates are set at the beginning of each calendar quarter but are subject to change at any time. Nationwide will credit any interest in excess of the guaranteed interest crediting rate at its sole discretion. Nationwide may not credit any interest in excess of the guaranteed interest crediting rate and different rates may apply to different Premium allocations or exchanges.
There are currently two fixed investment options available under the policy: the Fixed Account and the Long-Term Fixed Account. The Long-Term Fixed Account may not be available in the state where the policy is issued. The effective annual rate Nationwide declares for the fixed investment options will never be less than 2% for policies with a Policy Date on or after August 1, 2014, 3% for policies with a Policy Date prior to August 1, 2014.
Interest Crediting Risks and Lapse
The policy owner assumes the risk that the actual credited interest rate may not exceed the guaranteed interest crediting rate. Premiums applied to the policy at different times may receive different interest crediting rates. The interest crediting rate may also vary for new Premium versus Sub-Account transfers. Interest credited to the fixed investment options may be insufficient to pay the policy's charges. Additional Premium payments may be required over the life of the policy to prevent it from Lapsing.
Note: Interest credited on a current basis in excess of the guaranteed minimum is not guaranteed and Nationwide may offer promotional rates for new issues and/or in force policies that may not be sustainable for long periods of time. In addition, interest credited on a non-guaranteed basis varies over time, is rarely the same year-over-year, and may be limited to the guaranteed minimum for extended periods of time.
Nationwide Claims-Paying Ability
Guaranteed benefits or interest crediting associated with the fixed investment options is a general account obligation of Nationwide. Therefore, any guaranteed benefit, interest crediting, and the policy owner's right to receive payment, is subject to Nationwide’s claims-paying ability and may be subordinate to other claims on the general account in the event Nationwide becomes insolvent.
Restrictions on Transfers to and from the Fixed Investment Options
Prior to the policy's Maturity Date, the policy owner may make transfers involving the fixed investment options. These transfers will be in dollars. Nationwide may impose limits on the dollar amount, percentage of Cash Value, number, and/or frequency of transfers involving the fixed investment options, see Fixed Investment Options Transfers for details about restrictions that apply to transfers to and from the fixed investment options.

Interest Crediting on Long-Term Fixed Account
Nationwide anticipates that the interest crediting rate for the Long-Term Fixed Account will be higher than the interest crediting rate for the Fixed Account. This is because assets supporting the Long-Term Fixed Account interest rate are invested for longer durations, which will generally produce higher rates of return, than assets supporting the Fixed Account interest rate. Because its supporting assets are invested for longer durations, the Long-Term Fixed Account has stricter allocation, partial surrender, and transfer limitations. However, longer investment durations may not always produce higher returns. Therefore, the interest rate credited to the Long-Term Fixed Account may be the same as, or lower than, the Fixed Account crediting rate. The Long-Term Fixed Account limitations will apply regardless of whether or not the Long-Term Fixed Account is credited a higher rate of interest than the Fixed Account.
Variable Investment Options
The variable investment options available under the policy are Sub-Accounts that correspond to mutual funds that are registered with the SEC. The mutual funds' registration with the SEC does not involve the SEC's supervision of the management or investment practices or policies of the mutual funds. The mutual funds are designed primarily as investments for variable annuity contracts and variable life insurance policies issued by insurance companies.
Each Sub-Account's assets are held separately from the assets of the other Sub-Accounts. The result is that each Sub-Account operates independently of the other Sub-Accounts so the income or losses of one Sub-Account will not affect the Investment Experience of any other Sub-Account.
Underlying mutual funds in the separate account are NOT publicly traded mutual funds. They are only available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies, or in some cases, through participation in certain qualified pension or retirement plans.
The investment advisors of the underlying mutual funds may manage publicly traded mutual funds with similar names and investment objectives. However, the underlying mutual funds are NOT directly related to any publicly traded mutual fund. Policy owners should not compare the performance of a publicly traded fund with the performance of underlying mutual funds participating in the separate account. The performance of the underlying mutual funds could differ substantially from that of any publicly traded funds.
The particular underlying mutual funds available under the policy may change from time to time. Specifically, underlying mutual funds or underlying mutual fund share classes that are currently available may be removed or closed off to future investment. New underlying mutual funds or new share classes of currently available underlying mutual funds may be added. In the case of new share class additions, future allocations may be limited to the new share classes. The policy owner will receive notice of any such changes that effect the policy. Not all underlying mutual funds may be available in every state.
Some underlying mutual funds may assess short-term trading fees. The separate account will collect the short-term trading fee at the time of the transfer by reducing the amount transferred. All short-term trading fees collected are remitted to the underlying mutual fund, see Short-Term Trading Fees and Appendix A: Sub-Account Information.
In the future, additional underlying mutual funds managed by certain financial institutions, brokerage firms, or their affiliates may be added to the separate account. These additional underlying mutual funds may be offered exclusively to purchasing customers of the particular financial institution or brokerage firm, or through other exclusive distribution arrangements.
The Sub-Accounts available through this policy invest in underlying mutual funds of the companies listed below. For a complete list of the available Sub-Accounts, see Appendix A: Sub-Account Information. For more information on the underlying mutual funds, refer to the prospectus for the mutual fund. To obtain free copies of prospectuses for the underlying mutual funds, policy owners can contact Nationwide using any of the methods described in Contacting the Service Center.

•	AllianceBernstein Variable Products Series Fund, Inc.
•	American Century Variable Portfolios II, Inc.
•	American Century Variable Portfolios, Inc.
•	BlackRock Variable Series Funds, Inc.
•	Delaware VIP Trust
•	Deutsche Variable Series II
•	Dimensional
•	Dreyfus
•	Dreyfus Investment Portfolios
•	Dreyfus Variable Investment Fund
•	Federated Insurance Series
•	Fidelity Variable Insurance Products Fund
•	Franklin Templeton Variable Insurance Products Trust
•	Goldman Sachs Variable Insurance Trust
•	Guggenheim Variable Fund
•	Invesco
•	Ivy Funds Variable Insurance Portfolios
•	Janus Aspen Series
•	Lord Abbett Series Fund, Inc.
•	MFS® Variable Insurance Trust
•	MFS® Variable Insurance Trust II
•	Nationwide Variable Insurance Trust
•	Neuberger Berman Advisers Management Trust
•	Northern Lights Variable Trust
•	Oppenheimer Variable Account Funds
•	PIMCO Variable Insurance Trust
•	T. Rowe Price Equity Series, Inc.
•	VanEck VIP Trust
•	Wells Fargo Variable Trust
Valuation of Accumulation Units
Nationwide accounts for the value of a policy owner's interest in the Sub-Accounts by using Accumulation Units. The value of each Accumulation Unit varies daily based on the Investment Experience of the underlying mutual fund in which the Sub-Account invests. Nationwide uses each underlying mutual fund's Net Asset Value (NAV) to calculate the daily Accumulation Unit value for the corresponding Sub-Account. Note, however, that the Accumulation Unit value will not equal the underlying mutual fund's NAV. This daily Accumulation Unit valuation process is referred to as "pricing" the Accumulation Units, see How Sub-Account Investment Experience is Determined.
Accumulation Units are priced as of the New York Stock Exchange's (NYSE) close of business, normally 4:00 p.m. EST, on each day that it is open. Nationwide will price Accumulation Units on each day that the NYSE is open for business. Any transactions received after the close of the NYSE will be priced as of the next Valuation Period. Nationwide will not price Accumulation Units on these recognized holidays:
•	New Year's Day
•	Martin Luther King, Jr. Day
•	Presidents' Day
•	Good Friday
•	Memorial Day
•	Independence Day
•	Labor Day
•	Thanksgiving
•	Christmas

In addition, Nationwide will not price Accumulation Units if:
(1)	trading on the NYSE is restricted;
(2)	an emergency exists making disposal or valuation of securities held in the separate account impracticable; or
(3)	the SEC, by order, permits a suspension or postponement for the protection of security holders.
SEC rules and regulations govern when the conditions described in items (1) and (2) exist.
How Sub-Account Investment Experience is Determined
Sub-Account allocations are accounted for in Accumulation Units. A policy owner's interest in the Sub-Accounts is represented by the number of Accumulation Units owned by the policy owner. The number of Accumulation Units associated with a given Sub-Account allocation is determined by dividing the dollar amount allocated to the Sub-Account by the Accumulation Unit value for the Sub-Account. The number of Sub-Account Accumulation Units owned by a policy owner will not change except when Accumulation Units are redeemed to process a requested surrender, transfer, loan, or to take policy charges, or when additional Accumulation Units are purchased with Premium and loan repayments.

Initially, Nationwide sets the Accumulation Unit value at $10 for each Sub-Account. Thereafter, the daily value of Accumulation Units in a Sub-Account will vary depending on the Investment Experience of the underlying mutual fund in which the Sub-Account invests. Nationwide accounts for these performance fluctuations by using a "net investment factor," as described below, in the daily Sub-Account valuation calculations. Changes in the net investment factor may not be directly proportional to changes in the NAV of the mutual fund shares.
Nationwide determines the net investment factor for each Sub-Account on each Valuation Period by dividing (a) by (b), where:
(a)	is the sum of:
•	the NAV per share of the mutual fund held in the Sub-Account as of the end of the current Valuation Period; and
•	the per share amount of any dividend or income distributions made by the mutual fund held in the Sub-Account (if the date of the dividend or income distribution occurs during the current Valuation Period); plus or minus
•	a per share charge or credit for any taxes reserved for as a result of the Sub-Account's investment operations if changes to the law result in a modification to the tax treatment of the separate account; and
(b)	is the NAV per share of the mutual fund held in the Sub-Account determined as of the end of the immediately preceding Valuation Period.
Nationwide determines the Sub-Account’s Accumulation Unit value at the end of each Valuation Period. The Accumulation Unit value for any Valuation Period is determined by multiplying the Accumulation Unit value as of the prior Valuation Period by the net investment factor for the Sub-Account for the current Valuation Period.
Transfers Among and Between the Policy Investment Options
Sub-Account Transfers
Policy owners may request transfers to or from the Sub-Accounts once per Valuation Period, subject to the terms and conditions described in this prospectus and the prospectuses of the underlying mutual funds. Transfers will be implemented by redeeming Accumulation Units from the Sub-Account(s) indicated by the policy owner and using the redemption proceeds to purchase Accumulation Units in another Sub-Account(s) as directed by the policy owner. The net result is that the policy owner's Cash Value will not change (except due to standard market fluctuations), but the number and allocation of Accumulation Units within the policy will change.
Neither the policies nor the mutual funds are designed to support active trading strategies that require frequent movement between or among Sub-Accounts (sometimes referred to as "market-timing" or "short-term trading"). A policy owner who intends to use an active trading strategy should consult his/her registered representative and request information on other Nationwide policies that offer mutual funds that are designed specifically to support active trading strategies.
Nationwide discourages (and will take action to deter) short-term trading in this policy because the frequent movement between or among Sub-Accounts may negatively impact other investors in the policy. Short-term trading can result in:
•	the dilution of the value of the investors' interests in the mutual fund;
•	mutual fund managers taking actions that negatively impact performance (i.e., keeping a larger portion of the mutual fund assets in cash or liquidating investments prematurely in order to support redemption requests); and/or
•	increased administrative costs due to frequent purchases and redemptions.
To protect investors in this policy from the negative impact of these practices, Nationwide has implemented, or reserves the right to implement, several processes and/or restrictions aimed at eliminating the negative impact of active trading strategies. Nationwide cannot guarantee that attempts to deter active trading strategies will be successful.
If Nationwide is unable to deter active trading strategies, the performance of the Sub-Accounts that are actively traded may be adversely impacted. Policy owners remaining in the affected Sub-Account will bear any resulting increased costs.

Short-Term Trading Fees
Some underlying mutual funds assess a short-term trading fee in connection with transfers from a Sub-Account that occur within 60 days after the date of the allocation to the Sub-Account. The fee is assessed against the amount transferred and is paid to the underlying mutual fund. These fees compensate the mutual fund for any negative impact on fund performance resulting from short-term trading. Some underlying mutual funds may refer to short-term trading fees as "redemption fees." See Appendix A: Sub-Account Information for a complete list of available underlying mutual funds, including those that assess short-term trading fees.
U.S. Mail Restrictions
Nationwide monitors transfer activity in order to identify those who may be engaged in harmful trading practices. Transaction reports are produced and examined. Generally, a policy may appear on these reports if the policy owner (or a third party acting on their behalf) engages in a certain number of "transfer events" in a given period. A "transfer event" is any transfer, or combination of transfers, occurring in a given Valuation Period. For example, if a policy owner executes multiple transfers involving 10 Sub-Accounts in one Valuation Period, this counts as one transfer event. A single transfer occurring in a given Valuation Period that involves only two Sub-Accounts (or one Sub-Account if the transfer is made to or from a fixed investment option) will also count as one transfer event.
As a result of this monitoring process, Nationwide may restrict the form in which transfer requests will be accepted. In general, Nationwide will adhere to the following guidelines:
Trading Behavior	Nationwide's Response
Six or more transfer events in one calendar quarter	Nationwide will mail a letter to the policy owner notifying them that:
(1) they have been identified as engaging in harmful trading practices; and
(2) if their transfer events exceed 11 in two consecutive calendar quarters or 20 in one calendar year, the policy owner will be limited to submitting transfer requests via U.S. mail.

More than 11 transfer events in two consecutive calendar quarters OR More than 20 transfer events in one calendar year	Nationwide will automatically limit the policy owner to submitting transfer requests via U.S. mail.
For purposes of Nationwide's transfer policy, U.S. mail includes standard U.S. mail, expedited U.S. mail, and expedited delivery via private carrier.
Each January 1st, Nationwide will start the monitoring anew, so that each policy starts with zero transfer events each January 1. See, however, the Other Restrictions provision below.
Managers of Multiple Policies
Some investment advisors/representatives manage the assets of multiple Nationwide policies pursuant to trading authority granted or conveyed by multiple policy owners. These multi-policy advisors will be required by Nationwide to submit all transfer requests via U.S. mail.
Other Restrictions
Nationwide reserves the right to refuse or limit transfer requests, or take any other action it deems necessary, in order to protect policy owners and beneficiaries from the negative investment results that may result from short-term trading or other harmful investment practices employed by some policy owners (or third parties acting on their behalf). In particular, trading strategies designed to avoid or take advantage of Nationwide's monitoring procedures (and other measures aimed at curbing harmful trading practices) that are nevertheless determined by Nationwide to constitute harmful trading practices, may be restricted.
Any restrictions that Nationwide implements will be applied consistently and uniformly. The policy owner will be notified if a transfer request is rejected. If a short-term trading fee is assessed, the policy owner will receive a confirmation notice.

Underlying Mutual Fund Restrictions and Prohibitions
Pursuant to regulations adopted by the SEC, Nationwide is required to enter into written agreements with the underlying mutual funds which allow the underlying mutual funds to:
(1)	request the taxpayer identification number, international taxpayer identification number, or other government issued identifier of any policy owner;
(2)	request the amounts and dates of any purchase, redemption, transfer, or exchange request ("transaction information"); and
(3)	instruct Nationwide to restrict or prohibit further purchases or exchanges by policy owners that violate policies established by the underlying mutual fund (whose policies may be more restrictive than Nationwide’s policies).
Nationwide is required to provide such transaction information to the underlying mutual funds upon their request. In addition, Nationwide is required to restrict or prohibit further purchases or requests to exchange into an underlying mutual fund upon instruction from the underlying mutual fund. Nationwide and any affected policy owner may not have advance notice of such instructions from an underlying mutual fund to restrict or prohibit further purchases or requests to exchange into an underlying mutual fund. If an underlying mutual fund refuses to accept a purchase or request to exchange into the underlying mutual fund, Nationwide will keep any affected policy owner in their current underlying mutual fund allocation.
Fixed Investment Options Transfers
Prior to the policy's Maturity Date, the policy owner may make transfers involving the fixed investment options. These transfers will be in dollars. Nationwide may impose limits on the dollar amount, percentage of Cash Value, number, and/or frequency of transfers involving the fixed investment options. Contact the Service Center for information regarding restrictions in effect for the fixed investment options at the time of a Premium payment or transfer request.
Transfers to and/or from the fixed investment options may be restricted as follows:
•	Transfers to and/or from may be prohibited during the first policy year
•	Only one transfer to and/or from may be permitted every 12 months
Transfers to the Fixed Account may be restricted as follows:
•	Transfers to that exceed 25% of the value allocated to the Sub-Accounts (as of the end of the prior Valuation Period) may not be permitted
•	Transfers to that would result in the Fixed Account value exceeding 30% of the total Cash Value may not be permitted.
Transfers from the Fixed Account may be restricted as follows:
•	Transfers from, of more than 25% of the Fixed Account value in any policy year (as of the end of the previous policy year), may not be permitted.
Long-Term Fixed Account Restrictions
Nationwide may refuse Premium allocations and transfers to the Long-Term Fixed Account that would cause the Long-Term Fixed Account value to exceed the lesser of: 30% of the policy's total Cash Value as of the close of business on the prior Valuation Period, or $1,000,000.
Transfers involving the Long-Term Fixed Account may be further restricted as follows.
After the first policy year, the total of all partial surrenders and transfers from the Long-Term Fixed Account within any 12 month period, determined looking back from the Valuation Period during which Nationwide received the request, is limited to the greater of:
(1)	$5,000; or
(2)	10% of the policy's Long-Term Fixed Account value as of the last monthly policy anniversary 12 months prior to the Valuation Period during which Nationwide received the request. (If the request is received within one month after the first policy anniversary, the policy's Long-Term Fixed Account value on the Policy Date will be used.) This limit is cumulative and will be determined on a rolling basis. This means that any transfers and/or partial surrenders from the Long-Term Fixed Account during the 12 months prior to the Valuation Period during which Nationwide received the request will be deducted from the available amount. Information needed to calculate the available amount for transfer can be obtained by contacting the Service Center.
Nationwide may further limit or refuse transfers to the Long-Term Fixed Account on a prospective basis at any time. Generally, this right will be invoked when interest rates are low by historical standards. In addition, Nationwide does not allow transfers from the Long-Term Fixed Account as part of the asset rebalancing or dollar cost averaging programs if available.
Combined Fixed Investment Option Restriction
When Cash Value is allocated to more than one fixed investment option, Nationwide may refuse initial Premium allocations or transfers of Cash Value that would cause the aggregate Cash Value allocated to the fixed investment options to be greater than 50% of the policy's total Cash Value.
Amounts transferred to the fixed investment options may be credited interest at different rates, see Fixed Investment Options. Transfers from the fixed investment options will be on a last-in, first-out basis (LIFO). Any restrictions that Nationwide implements will be applied consistently and uniformly.
Contacting the Service Center
All inquiries, paperwork, information requests, service requests, and transaction requests should be made to the Service Center:
•	by telephone at 1-800-848-6331 (TDD 1-800-238-3035)
•	by mail to Nationwide Life and Annuity Insurance Company, P.O. Box 182835, Columbus, Ohio 43218-2835
•	by fax at 1-888-634-4472
•	by Internet at www.nationwide.com.
Nationwide reserves the right to restrict or remove the ability to submit service requests via Internet, phone, or fax upon written notice.
Not all methods of communication are available for all types of requests. To determine which methods are permitted for a particular request, refer to the specific transaction provision in this prospectus, or call the Service Center. Requests submitted by means other than described in this prospectus could be returned or delayed.
Service and transaction requests will generally be processed in the Valuation Period they are received at the Service Center as long as the request is in good order, see Valuation of Accumulation Units. Good order generally means that all necessary information to process the request is complete and in a form acceptable to Nationwide. If a request is not in good order, Nationwide will take reasonable actions to obtain the information necessary to process the request. Requests that are not in good order may be delayed or returned. Nationwide reserves the right to process any transaction request sent to a location other than the Service Center in the Valuation Period it is received at the Service Center. On any day the post office is closed, Nationwide is unable to retrieve service and transaction requests that are submitted by mail. This will result in a delay of the delivery of those requests to the Service Center.
Nationwide may be required to provide information about a specific policy to government regulators. If mandated under applicable law, Nationwide may be required to reject a Premium payment and to refuse to process transaction requests for transfers, surrenders, loans, and/or Death Benefit Proceeds until instructed otherwise by the appropriate regulator.
Nationwide will use reasonable procedures to confirm that instructions are genuine and Nationwide will not be liable for following instructions that it reasonably determined to be genuine. Nationwide may record telephone requests. Telephone and computer systems may not always be available. Any telephone system or computer can experience outages or slowdowns for a variety of reasons. The outages or slowdowns could prevent or delay processing. Although Nationwide has taken precautions to support heavy use, it is still possible to incur an outage or delay. To avoid technical difficulties, submit transaction requests by mail.

The Policy
General Information
The policy is a legal contract. It will comprise and be evidenced by: a written contract; any Riders; any endorsements; the Policy Data Pages; and the application, including any supplemental application. The benefits described in the policy and this prospectus, including any optional Riders or modifications in coverage, may be subject to Nationwide’s underwriting and approval. In addition to the terms and conditions of the policy, policy owner rights are governed by this prospectus and protected by federal securities laws and regulations. Nationwide will consider the statements made in the application as representations, and will rely on them as being true and complete. However, Nationwide will not void the policy or deny a claim unless a statement is a material misrepresentation. If a policy owner makes an error or misstatement on the application, Nationwide will adjust the Death Benefit and Cash Value accordingly.
Due to state law variations, the terms, benefits, programs and Riders described in this prospectus may vary or may not be available depending on the state in which the policy is issued. Possible state law variations include, but are not limited to, Rider terms, availability of certain investment options, free look rights, policy exchange rights, policy Lapse and/or reinstatement requirements, and surrender charge, suicide, and incontestability durations. This prospectus describes all the material features of the policy. State variations are subject to change without notice at any time. To review a copy of the policy and any Riders or endorsements for the state in which the policy will be issued, contact the Service Center.
Under limited circumstances and at the request of the policy owner, Nationwide may backdate the policy by assigning a Policy Date earlier than the date the application is signed. Backdating may result in lower cost of insurance rates; however, policy charges will be deducted from the policy's Cash Value for each accrued month that the policy was backdated.
Any modification or waiver of Nationwide’s rights or requirements under the policy must be in writing and signed by Nationwide’s president or corporate secretary. No agent may bind Nationwide by making any promise not contained in the policy.
Nationwide may modify the policy, its operations, or the separate account’s operations to meet the requirements of any law or regulation issued by a government agency to which the policy, Nationwide, or the separate account is subject. Nationwide may modify the policy to assure that it continues to qualify as a life insurance policy under federal tax laws. Nationwide will notify policy owners of all modifications and will make appropriate endorsements to the policy.
The policy is nonparticipating, meaning that Nationwide will not be contributing any operating profits or surplus earnings toward the policy Proceeds.
To the extent permitted by law, policy benefits are not subject to any legal process on the part of a third-party for the payment of any claim, and no right or benefit will be subject to the claims of creditors (except as may be provided by assignment).
It is important to remember that the portion of any amounts allocated to Nationwide’s general account and any guaranteed benefits Nationwide may provide under the policy exceeding the value of amounts held in the separate account are subject to Nationwide’s claims paying ability.
Any money Nationwide pays, or that is paid to Nationwide, must be in the currency of the United States of America.
In order to comply with the USA Patriot Act and rules promulgated thereunder, Nationwide has implemented procedures designed to prevent policies described in this prospectus from being used to facilitate money laundering or the financing of terrorist activities.
Nationwide’s businesses are highly dependent upon its computer systems and those of its business partners. This makes Nationwide potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include direct risks, such as theft, misuse, corruption and destruction of data maintained by Nationwide, and indirect risks, such as denial of service attacks on service provider websites and other operational disruptions that impede Nationwide’s ability to electronically interact with service providers. Cyber-attacks affecting Nationwide, the underlying mutual funds, intermediaries, and other service providers may adversely affect Nationwide and Policy Values. In connection with any such cyber-attacks, Nationwide and/or its service providers and intermediaries may be subject to regulatory fines and financial losses and/or reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying mutual funds invest, which may cause the underlying mutual funds to lose value. Although Nationwide undertakes substantial efforts to protect its computer systems from cyber-attacks, including internal processes and technological defenses that are preventative or detective, and other controls designed to provide multiple layers of security assurance, there can be no guarantee that Nationwide, its service providers, or the underlying mutual funds will avoid losses affecting the policy due to cyber-attacks or information security breaches in the future.
In the event that Policy Values are adversely affected as a result of the failure of Nationwide’s cyber-security controls, Nationwide will take reasonable steps to restore Policy Values to the levels that they would have been had the cyber-attack not occurred. Nationwide will not, however, be responsible for any adverse impact to Policy Values that result from the policy owner or its designee’s negligent acts or failure to use reasonably appropriate safeguards to protect against cyber-attacks.
Policy Owner and Beneficiaries
Policy Owner
The policy belongs to the owner named in the application or as a result of a valid assignment. Unless otherwise indicated, the Surviving Insured becomes the policy owner upon the death of the first Insured. The policy owner may name a contingent owner who will become the policy owner if the policy owner dies before Proceeds become payable. Otherwise, ownership will pass to the policy owner's estate, if the policy owner is not the Surviving Insured.
Policy Owner Rights
The policy owner may exercise all policy rights in accordance with policy terms while the policy is In Force, subject to Nationwide’s approval. These rights include, but are not limited to, the following:
•	changing the policy owner, contingent owner, and beneficiary;
•	assigning, exchanging, and/or converting the policy;
•	requesting transfers, policy loans, and partial surrenders or a complete surrender; and
•	changing insurance coverage such as death benefit option changes, adding or removing Riders, and/or increasing or decreasing the Total Specified Amount.
These rights are explained in greater detail throughout this prospectus.
Subject to Nationwide’s approval, the policy owner may name a different policy owner or contingent owner while the policy is In Force by submitting a written request to the Service Center. Any such change request will become effective as of the date signed, however, it will not affect any payment made or action taken before the change is received and recorded by Nationwide. There may be adverse tax consequences to changing parties of the policy.
Beneficiaries
The principal right of a beneficiary is to receive the Death Benefit Proceeds upon the death of the Surviving Insured while the policy is In Force. While the policy is In Force, a policy owner may name more than one beneficiary, designate primary and contingent beneficiaries, change or add beneficiaries, and/or direct Nationwide to distribute the Proceeds other than as described below.
If a primary beneficiary dies before the Surviving Insured, Nationwide will pay the Death Benefit Proceeds to the surviving primary beneficiaries. Unless specified otherwise by the policy owner, Nationwide will pay multiple primary beneficiaries in equal shares. A contingent beneficiary will become the primary beneficiary if all primary beneficiaries die before the Surviving Insured and before any Proceeds become payable. A policy owner may name more than one contingent beneficiary. Unless specified otherwise by the policy owner, Nationwide will also pay multiple contingent beneficiaries in equal shares.
Requests to change or add beneficiaries must be submitted in writing to the Service Center. Nationwide may require that the policy owner send the policy for endorsement before the change is recorded. Any such change request will become effective as of the date signed, however, it will not affect any payment made or action taken before the change is received and recorded by Nationwide.
Purchasing a Policy
The policy is available for two Insureds between the Attained Ages of 18 and 85. To purchase the policy, prospective purchasers must submit a completed application and the required initial Premium payment.
Nationwide must receive evidence of insurability that satisfies its underwriting standards (this may require a medical examination) before it will issue a policy. Nationwide can provide prospective purchasers with the details of its underwriting standards upon request. Nationwide reserves the right to reject any application for any reason permitted by law. Additionally, Nationwide reserves the right to modify its underwriting standards on a prospective basis for newly issued policies at any time.
The minimum initial Base Policy Specified Amount in most states is $100,000. Nationwide reserves the right to modify the minimum Base Policy Specified Amount on a prospective basis for newly issued policies at any time.
Initial Premium Payment
The required initial Premium payment amount is stated on the Policy Data Pages and will depend on the following factors: the initial Base Policy Specified Amount, death benefit option elected, any Riders elected, and both Insureds' ages, sexes, health, and activities. Initial Premium may be paid to the Service Center or to an authorized Nationwide representative. The initial Premium payment will not be applied to the policy until the underwriting process is complete, see Unfavorable Investment Experience.
Insurance Coverage
Issuance of full insurance coverage requires that the Insureds meet all underwriting requirements, the required initial Premium is paid (including any additional Premium determined necessary through the underwriting process), and the policy is delivered while both Insureds are alive. Nationwide has the right to reject any application for insurance, in which case Nationwide will return the Premium payment within two business days of the date Nationwide rejects the application.
After Nationwide approves an application, insurance coverage will begin and will be In Force on the Policy Date shown on the Policy Data Page. Nationwide begins deducting policy charges on the Policy Date. Changes in the Total Specified Amount (which may only be requested after the first policy year) will be effective on the next monthly policy anniversary after Nationwide approves the change request.
Insurance coverage will end upon the Surviving Insured's death, when Nationwide begins to pay the Proceeds, or when the policy reaches the Maturity Date, unless it is extended. Coverage will also end if the policy Lapses.
Temporary Insurance Coverage
Temporary insurance coverage (of an amount equal to the Total Specified Amount, up to $1,000,000) may be available for no charge before full insurance coverage takes effect. Prospective purchasers must submit a temporary insurance agreement and make an initial Premium payment. The amount of this initial Premium payment will depend on the initial Total Specified Amount, choice of death benefit option, and any Riders elected. Temporary insurance coverage will remain In Force for no more than 60 days from the date of the temporary insurance agreement. If full coverage is denied, the temporary insurance coverage will terminate five days from the date Nationwide mails a termination notice (accompanied by a refund equal to the Premium payment made). If full coverage is approved, the temporary insurance coverage will terminate on the date that full insurance coverage takes effect. Allocation of the initial Net Premium will be determined by the right to examine law of the state in which the policy is issued.
Right to Cancel (Examination Right)
Under state law a policy owner may, for a limited time, cancel the policy and receive a refund (commonly referred to as the "free look" period). The length of the free look period depends on state law and may vary depending on whether the policy was purchased to replace another policy. The minimum "free look" period is 10 days.
In order to cancel the policy during the free look period, a policy owner must submit a written cancellation request and return the policy either to the sales representative or to the Service Center. Nationwide will honor free look cancellation requests received by the last day of the free look period (if returned by US mail, the request must be post-marked by the last day of the free look period).
Free look cancellation requests received after the close of business on the date the free look period expires will not be canceled free of charge. If the policy is canceled, Nationwide will treat the policy as if it was never issued.
Within seven days of a free look cancellation request, Nationwide will refund the amount prescribed by state law. The amount Nationwide refunds will be Cash Value or, in certain states, the greater of the initial Premium payment or the policy's Cash Value.

Allocation of Net Premium During Free Look Period
Where state law requires the return of initial Premium for free look cancellations, Nationwide will allocate initial Net Premium to the fixed investment options as instructed. Nationwide will allocate initial Net Premium allocated to the Sub-Accounts to the available money market Sub-Account until the free look period expires. At the expiration of the free look period, Nationwide will transfer the amount held in the money market Sub-Account to the requested Sub-Accounts based on the allocation instructions in effect at the time of the transfer.
Where state law requires the return of Cash Value, Nationwide will allocate all of the initial Net Premium to the designated Sub-Accounts and fixed investment options based upon the allocation instructions in effect at the time, on the next Valuation Period.
Premium Payments
This policy does not require a payment of a scheduled Premium amount to keep it In Force. It will remain In Force as long as the conditions that cause a policy to Lapse do not exist, see Lapse and Unfavorable Investment Experience. Premium payment reminder notices will be sent according to the Premium payment schedule selected by the policy owner. Additional Premium payments must be submitted to the Service Center. Each Premium payment must be at least $50. Upon request, Nationwide will furnish Premium payment receipts. Policy owners may make additional Premium payments at any time while the policy is In Force and prior to the Maturity Date, subject to the following:
•	Nationwide may require satisfactory evidence of insurability before accepting any additional Premium payment that results in an increase in the policy's Net Amount At Risk.
•	Nationwide will refund Premium payments that exceed the applicable premium limit established by the Code to qualify the policy as a contract for life insurance.
•	Nationwide will monitor Premiums paid and will notify policy owners when the policy is in jeopardy of becoming a modified endowment contract, see Taxes.
•	Nationwide may require that policy Indebtedness be repaid before accepting any additional Premium payments.
Premium payments will be allocated according to the allocation instructions in effect at the time the Premium is received, subject to the following limitations on fixed investment options allocations:
(1)	Nationwide may refuse Premium allocations, including initial Premium, to the fixed investment options that would cause the total value of amounts allocated to the fixed investment options to exceed 50% of your policy's total Cash Value; and
(2)	Net Premium allocations to the Long-Term Fixed Account, including initial Premium, will not be permitted:
(a)	to exceed $500,000 in any 12 month period (determined on a rolling basis considering any Premium payment allocations during the 12 months prior to the Valuation Period during which we receive a Premium payment); and/or
(b)	if, at the time the Premium is received, it would cause the policy's Long-Term Fixed Account value to exceed $1,000,000.
Nationwide may further limit or refuse Premium payments to the Long-Term Fixed Account on a prospective basis at any time. Generally, this right will be invoked when interest rates are low by historical standards.
Cash Value
Nationwide will determine the Cash Value at least monthly. Cash Value will fluctuate daily and there is no guaranteed Cash Value. At the end of any given Valuation Period, the Cash Value is equal to the sum of:
•	the value of the Accumulation Units allocated to the Sub-Accounts, see Valuation of Accumulation Units;
•	amounts allocated to the fixed investment options, including credited interest; and
•	amounts allocated to the policy loan account (only if a loan was taken), including credited interest, see Policy Loans.

Surrenders and policy charges and deductions will reduce the Cash Value of the policy. If Cash Value is a factor in calculating a benefit associated with the policy, such as the Death Benefit or a benefit associated with an elected Rider, the value of that benefit will also fluctuate, including being reduced due to surrenders and policy charge deductions. If the policy is surrendered or Lapses, the Cash Value will be reduced by the amount of any Indebtedness.
On any date during the policy year, the Cash Value equals the Cash Value on the preceding Valuation Period, plus any Net Premium applied since the previous Valuation Period, minus any policy charges, plus or minus any investment results, and minus any partial surrenders.
Changing the Amount of Insurance Coverage
After the first policy year, the policy owner may request to change the Total Specified Amount. To change the Total Specified Amount, the policy owner must submit a written request to the Service Center. Changes to the Total Specified Amount will become effective on the next monthly policy anniversary after Nationwide approves the request unless the policy owner requests and Nationwide approves a different date. However, no change will take effect unless the Cash Surrender Value would be sufficient to keep the policy In Force for at least three months. Nationwide may limit the number of Total Specified Amount changes to one increase and one decrease each policy year. Changes to the Total Specified Amount will typically alter the Death Benefit.
Increases
To increase the Total Specified Amount, the policy owner must provide satisfactory evidence of insurability. The Insureds must be Attained Age 85 or younger at the time of the request. Any request to increase the Total Specified Amount must be at least $10,000. An increase in the Total Specified Amount may cause an increase in the Net Amount At Risk. Because the Cost of Insurance Charge is based on the Net Amount At Risk, and because there will be a separate cost of insurance rate for the increase, this will usually cause the policy's Cost of Insurance Charge to increase. An increase in the Base Policy Specified Amount and/or Rider Specified Amount may require the policy owner to make larger or additional Premium payments in order to avoid Lapsing the policy. An additional Underwriting and Distribution Charge and surrender charge schedule will also apply whenever the Base Policy Specified Amount is increased.
Decreases
The policy owner may request to decrease the Total Specified Amount. Nationwide applies Total Specified Amount decreases to the most recent Base Policy Specified Amount and/or Rider Specified Amount increase and continues applying the decrease backwards while still maintaining the original Total Specified Amount. Decreases to the Total Specified Amount may decrease the amount of policy charges. Decreases may also result in a surrender charge being assessed, see Surrender Charge. Nationwide will deny any request to reduce the Base Policy Specified Amount below the minimum Base Policy Specified Amount shown on the Policy Data Page. Nationwide will also deny any request that would disqualify the policy as a contract for life insurance.
Right of Conversion
Within 24 months of the Policy Date, or longer if required by state law, a policy owner may elect to transfer 100% of the policy’s Cash Value allocated to the Sub-Accounts into the Fixed Account without regard to any restrictions otherwise applicable to such transfers.
This conversion right must be invoked in writing by submitting a request to the Service Center on a Nationwide approved form. This election is irrevocable.
Once the request has been processed, the policy will in effect become a fixed life insurance policy, and the policy's Cash Value will be credited with the Fixed Account's interest rate. In addition, the following will apply after conversion:
•	transfers out of the Fixed Account will no longer be available and the policy will no longer participate in the Investment Experience of the Sub-Accounts or the interest crediting rate of the Long-Term Fixed Account;
•	any asset rebalancing service and dollar cost averaging programs will no longer be available. Asset rebalancing and/or dollar cost averaging programs in effect prior to the conversion will terminate;
•	a Mortality and Expense Risk Charge will no longer be deducted; and
•	all other benefits, services, Riders, and charges, including loans and full and partial surrenders will continue and/or continue to be available, subject to the terms applicable prior to the conversion.

Exchanging the Policy
The policy owner has an exchange right under the policy. At any time within the first 24 months of coverage from the Policy Date, the policy owner may surrender the policy and use the Cash Surrender Value to purchase a new joint policy on the lives of the Insureds without evidence of insurability.
To invoke this right, the policy must be In Force and not in the Grace Period, and the policy owner must submit a written request to the Service Center on approved forms.
The new policy may be one of Nationwide’s available fixed benefit joint life insurance policies. This type of policy exchange is not a contractual right of the policy in all states and where permitted by law, Nationwide may refuse such a request. Policy exchanges are subject to Nationwide’s approval, payment of all the costs associated with the exchange, and the Insureds satisfying current underwriting standards of insurability applicable to the new policy. The policy owner may transfer Indebtedness to the new policy.
Exchange requests must be made on Nationwide forms and submitted to the Service Center. The policy must be In Force and not in a Grace Period. The policy owner must pay a Surrender Charge if applicable and surrender the policy to Nationwide. The policy owner must pay any money due on the exchange (any amount needed to ensure that the Cash Surrender Value of the new policy is the same as the Cash Surrender Value of this policy). The policy owner may request that any excess of the Cash Surrender Value of this policy over the Cash Surrender Value of the new policy be paid to the policy owner. The exchange may have adverse tax consequences. The new policy will take effect on the exchange date only if the Insureds are alive. This policy will terminate when the new policy takes effect.
After the first 24 months of coverage, the policy owner may still surrender the policy and use the Cash Surrender Value to purchase a new joint policy on the lives of the Insureds. However, issuance of the new policy will depend on the Insureds providing satisfactory evidence of insurability.
Terminating the Policy
There are several ways that the policy can terminate. The policy will automatically terminate when the Surviving Insured dies, the policy matures, or the Grace Period ends. The policy will also terminate if it is fully surrendered.
Terminating the policy may result in adverse tax consequences.
Assigning the Policy
The policy owner may assign any or all rights under the policy while it is In Force, subject to Nationwide’s approval. The beneficiary's interest will be subject to the person or entity to which the policy owner assigned rights. Assignments must be in writing on a form satisfactory to Nationwide. Assignments will become effective on the date signed, unless otherwise specified by the policy owner, and are subject to any payments or actions taken by Nationwide before it is received and recorded at the Service Center. Nationwide is not responsible for the sufficiency or validity of any assignment. Assignments will be subject to any Indebtedness, policy liens, garnishments, court orders, and any previous assignments.
Reminders, Reports, and Illustrations
Nationwide will send scheduled Premium payment reminders and transaction confirmations to policy owners upon request. Nationwide will also send semi-annual and annual statements that show:
•	the Total Specified Amount;
•	minimum monthly Premiums;
•	Premiums paid;
•	all charges since the last report;
•	the current Cash Value;
•	the Cash Surrender Value; and
•	Indebtedness.

Confirmations of individual financial transactions, such as transfers, partial Surrenders, and loans are generated and mailed automatically. Copies may be obtained by contacting the Service Center. Alternatively, policy owners may receive information faster and reduce the amount of mail received by signing up for the eDelivery program. Go to www.nationwide.com/login to change document delivery preferences.
Nationwide will send these reminders and reports to the address provided on the application unless directed otherwise. At any time after the first policy year, policy owners may ask for an illustration of future benefits and values under the policy, see Illustration Charge.
IMPORTANT NOTICE REGARDING DELIVERY
OF SECURITY HOLDER DOCUMENTS
When multiple copies of the same disclosure document(s), such as prospectuses, supplements, proxy statements and semi-annual and annual reports are required to be mailed to multiple policy owners in the same household, Nationwide will mail only one copy of each document, unless notified otherwise by the policy owner(s). Household delivery will continue for the life of the policies. A policy owner can revoke their consent to household delivery and reinstitute individual delivery by contacting the Service Center. Individual delivery will resume within 30 days after receiving such notification.
Standard Policy Charges
Deductions for charges are taken from Premium payments and/or the Cash Value, as applicable, to compensate Nationwide for the services and benefits provided, the costs and expenses incurred, and the risks assumed. Certain expenses may be recovered utilizing more than one charge. Nationwide may generate a profit from any of the charges assessed under the policy.
Monthly charges are deducted from Cash Value beginning on the Policy Date. Charges are taken proportionally from the Sub-Accounts and the fixed investment options, except for the Mortality and Expense Risk Charge which is only deducted proportionally from the Sub-Accounts, unless the policy owner elects Directed Monthly Deductions. Charges taken against allocations to the Sub-Accounts are assessed by redeeming Accumulation Units. The number of Accumulation Units redeemed is determined by dividing the dollar amount of the charge by the Accumulation Unit value for the Sub-Account. Nationwide does not deduct policy charges or Rider charges from the Cash Value attributable to the policy loan account. For a complete description of how interest is credited and charged, see Policy Loans.
Policy and Rider charges reflect costs and risks associated with issuing the policy and Rider(s). Certain charges will vary based upon the individual characteristics of the Insureds. The Insured is assigned to an underwriting class based upon his/her age, sex (if not unisex classified), smoker status, type of evidence of insurability, and insurability status. The policy owner can request an illustration of specific costs and/or see the Policy’s Data Pages for information about specific charges of their policy.
Nationwide may change policy and/or Rider charges and rates under the policy at any time. Changes in policy and/or Rider charges and rates will vary by changes in future expectations for factors including, but not limited to, Nationwide’s investment earnings, mortality experience, persistency experience, expenses, including reinsurance expenses, and taxes. Changes to policy and/or Rider charges and rates will be on a uniform basis for Insured's of the same Issue Age, sex, rate class, rate type, any Substandard Rating, Base Policy Specified Amount whose policies have been In Force for the same length of time. If a change in the charges or rates causes an increase to the policy and/or Rider charges, the policy's Cash Value could decrease. If a change in the charges or rates causes a decrease to the policy and/or Rider charges, the policy's Cash Value could increase. Any changes will be determined in accordance with state law. Policy and Rider charges will never exceed the maximum charges shown in the fee tables, see In Summary: Fee Tables.
Premium Load
Premium Load is comprised of the Sales Load and Premium Taxes. It will vary by policy based on the amount of Premium paid. It is deducted from each Premium payment to partially reimburse Nationwide for sales expenses and Premium taxes, and other expenses, including acquisition costs. The Premium Load also provides revenue to compensate Nationwide for assuming risks associated with the policy, and revenue that may be a profit.

Sales Load
Sales Load (as part of the Premium Load) is deducted from each Premium payment to cover sales expenses. Nationwide may waive the Sales Load on the initial Premium paid into this policy as part of a Nationwide sponsored exchange program to another Nationwide policy as permitted under the securities laws and/or rules or by order of the SEC.
On a guaranteed basis, the maximum Sales Load is:
Policy Year	Percentage of all Premium paid
1-15	6.5%
16+	4.5%
On a current basis, the Sales Load is:
Policy Year	Percentage of Premium paid up to the Commissionable Target Premium amount	Percentage of Premium paid in excess of the Commissionable Target Premium amount
1-15	4.5%	1.5%
16+	2.5%	1.5%
Premium Taxes
Premium Taxes (as part of the Premium Load) are deducted from each Premium payment to reimburse Nationwide for state and local premium taxes (at the estimated rate of 2.25%) and for federal premium taxes (at the estimated rate of 1.25%). The current (and guaranteed maximum) Premium Tax is $35 per $1,000 of Premium. This amount is not the actual amount of the tax liability Nationwide incurs. It is an estimated amount. If the actual tax liability is more or less, Nationwide will not adjust the charge retroactively.
Short-Term Trading Fees
Some mutual funds offered under the policy may assess (or reserve the right to assess) a short-term trading fee (sometimes called "redemption fee" by the mutual fund) in connection with transfers from a Sub-Account that occur within 60 days after the date of allocation to the Sub-Account.
Short-Term Trading Fees are intended to compensate the mutual fund (and policy owners with interests allocated in the Sub-Account) for the negative impact on mutual fund performance that may result from frequent, short-term trading strategies. Short-Term Trading Fees are not intended to affect the large majority of policy owners not engaged in such strategies.
Any Short-Term Trading Fee assessed by any mutual fund available in conjunction with the policy will equal 1% of the amount determined to be engaged in short-term trading. Short-Term Trading Fees will only apply to those Sub-Accounts corresponding to mutual funds that charge such fees (see the mutual fund's prospectus). Any Short-Term Trading Fees paid are retained by the mutual fund and are part of the mutual fund's assets. Policy owners are responsible for monitoring the length of time allocations are held in any particular Sub-Account. Nationwide will not provide advance notice of the assessment of any applicable Short-Term Trading Fee.
For a complete list of the Sub-Accounts that assess (or reserve the right to assess) a Short-Term Trading Fee, see Appendix A: Sub-Account Information.
If a Short-Term Trading Fee is assessed, the mutual fund will charge the separate account 1% of the amount determined to be engaged in short-term trading. The separate account will then pass the Short-Term Trading Fee on to the specific policy owner that engaged in short-term trading by deducting an amount equal to the Short-Term Trading Fee from that policy owner's Sub-Account value. All such fees will be remitted to the mutual fund; none of the fee proceeds will be retained by Nationwide or the separate account.
When multiple allocations are made to a Sub-Account that is subject to Short-Term Trading Fees, transfers out of that Sub-Account will be considered to be made on a first in/first out (FIFO) basis for purposes of determining Short-Term Trading Fees. In other words, Accumulation Units held the longest time will be treated as being transferred first, and Accumulation Units held for the shortest time will be treated as being transferred last.

Some transactions are not subject to Short-Term Trading Fees, including:
•	scheduled and systematic transfers, such as those associated with dollar cost averaging programs and asset rebalancing programs (if available);
•	policy loans;
•	full or partial surrenders; or
•	payment of the Proceeds.
New share classes of certain currently available mutual funds may be added as investment options under the policy. These new share classes may require the assessment of Short-Term Trading Fees. When these new share classes are added, new Premiums and transfers to the Sub-Accounts in question may be limited to the new share class.
Illustration Charge
Illustration Charges are not deducted from Premium payments or Cash Value; rather they are paid at the time of an illustration request. Nationwide currently waives the Illustration Charge. The charge is intended to compensate Nationwide for the administrative costs of generating illustrations. Nationwide may elect in the future to assess an Illustration Charge. It will not exceed $25 per illustration requested.
Partial Surrender Fee
Partial Surrender Fees are deducted proportionally from the Sub-Accounts and fixed investment options. Nationwide currently waives the Partial Surrender Fee. The fee is intended to compensate Nationwide for the administrative costs associated with calculating and generating the surrender amount. Nationwide may elect in the future to assess a Partial Surrender Fee. The Partial Surrender Fee assessed to each surrender will not exceed the lesser of $25 or 2% of the amount surrendered.
Surrender Charge
A Surrender Charge is deducted proportionally from Sub-Account and fixed investment options allocations if the policy is surrendered or Lapsed. When considering the potential impact of surrender charges, the policy owner should remember that variable universal life insurance is not suitable as an investment vehicle for short-term savings. It is designed for long-term financial planning. Attempting to minimize surrender charges by choosing a lower Base Policy Specified Amount may result in inadequate death benefit coverage, and paying less first year Premium to minimize surrender charges may result in higher cost of insurance charges and a greater chance the policy could Lapse.
The Surrender Charge is assessed to compensate Nationwide for policy underwriting expenses and sales expenses, including processing applications, conducting medical exams, determining insurability, and establishing policy records.
Depending on the policy year of the surrender and the Insureds' ages, sexes, Base Policy Specified Amount, death benefit option, and underwriting classes at the time of policy issuance or at the time an increase becomes effective, the actual Surrender Charge paid will be a decreasing percentage of the initial Surrender Charge.
Base Policy Specified Amount Increases
Each increase to the Base Policy Specified Amount (referred to as segments) will have its own Surrender Charge. The Surrender Charge for each Base Policy Specified Amount segment, when added together, will equal the total Surrender Charge.
Base Policy Specified Amount Decreases
A Surrender Charge will be deducted when a requested Base Policy Specified Amount decrease removes an entire segment of coverage. Base Policy Specified Amount decreases that do not remove an entire segment of coverage, or occur as a result of a partial surrender or change in death benefit option that does not reduce the Net Amount At Risk, will not be assessed a Surrender Charge at the time of the policy change. Instead, the Surrender Charge associated with the policy change will be deferred and will continue to reduce over time. If the policy is subsequently terminated by a complete surrender or Lapse, all Surrender Charges, including any deferred Surrender Charge, will be deducted.
Surrender Charge Waiver
Nationwide may waive the Surrender Charge if the policy owner elects to surrender it in exchange for a plan of permanent fixed life insurance, see Exchanging the Policy.

Cost of Insurance Charge
A Cost of Insurance Charge is deducted proportionally from Sub-Account and fixed investment options allocations, unless the policy owner elects Directed Monthly Deductions, on the Policy Date and on each monthly anniversary of the Policy Date. The charge is intended to cover Nationwide’s expenses associated with providing expected mortality benefits and assuming certain risks associated with the policy, and to cover other expenses, including acquisition costs, and state and federal taxes. Nationwide may also profit from this charge.
The Cost of Insurance Charge is the product of the Net Amount At Risk and the cost of insurance rate. The cost of insurance rate will vary by the Insureds' sexes, Issue Ages, underwriting classes, any Substandard Ratings, how long the policy has been In Force, and the Base Policy Specified Amount. The cost of insurance rate is based on Nationwide’s expectations as to future mortality and expense experience, investment earnings, persistency, and taxes.
There will be a separate cost of insurance rate for the initial Base Policy Specified Amount and any Base Policy Specified Amount increase. The cost of insurance rate(s) will never be greater than what is shown on the Policy Data Pages.
Flat Extras and Substandard Ratings
Nationwide may inquire about the occupation and activities of an Insured through the underwriting process. If the activities or occupation of an Insured cause an increased health or accident risk, it may result in an Insured receiving a Substandard Rating. If this is the case, Nationwide may add an additional component to the Cost of Insurance Charge called a "Flat Extra Charge." The Flat Extra Charge accounts for the increased risk of providing life insurance when one or more of these factors apply to an Insured. The Flat Extra Charge is a component of the total Cost of Insurance Charge, so if applied it will be deducted from Cash Value on the Policy Date and the monthly anniversary of the Policy Date. The monthly Flat Extra Charge is between $0.00 and $2.08 per $1,000 of the Net Amount At Risk. If a Flat Extra Charge is applied, it is shown in the Policy Data Pages. In no event will the Flat Extra Charge result in the Cost of Insurance Charge exceeding the maximum charge shown in In Summary: Fee Tables.
Nationwide will uniformly apply a change in any cost of insurance rate for Insureds of the same age, sex, underwriting class, Substandard Ratings, and Base Policy Specified Amount, if the policies have been In Force for the same length of time. If a change in the cost of insurance rates causes an increase to a policy’s Cost of Insurance Charge, the policy's Cash Value could decrease. If a change in the cost of insurance rates causes a decrease to the policy’s Cost of Insurance Charge, the policy's Cash Value could increase.
Mortality and Expense Risk Charge
Nationwide deducts a monthly Mortality and Expense Risk Charge proportionally from the policy's Cash Value allocated to the Sub-Accounts, unless the policy owner elects Directed Monthly Deductions, on each monthly anniversary of the Policy Date. The charge will vary by policy based on the amount of Cash Value allocated to the Sub-Accounts and the length of time the policy has been In Force. The charge compensates Nationwide for assuming the risk associated with mortality and expense risk costs. The mortality risk is that the Insureds will not live as long as expected. The expense risk is that the costs of issuing and administering the policy will be more than expected. This charge is in addition to any charges assessed by the mutual funds underlying the Sub-Accounts.
The maximum guaranteed Mortality and Expense Risk Charge on an annualized basis is equal to:
	Policy Years 1-15	Policy Years 16-20	Policy Years 21+
Charge for all Variable Cash Value	$8.00 per $1,000	$5.00 per $1,000	$3.00 per $1,000
This means that on a guaranteed basis, the Mortality and Expense Risk Charge rate will decrease the longer the policy remains In Force.
On a current basis, the Mortality and Expense Risk Charge on an annualized basis is equal to:
	Policy Years 1-15	Policy Years 16-20	Policy Years 21+
Charge for first $250,000 of Variable Cash Value	$8.00 per $1,000	$5.00 per $1,000	$0.00 per $1,000
Charge for Variable Cash Value in excess of $250,000	$5.00 per $1,000	$5.00 per $1,000	$0.00 per $1,000
This means that on a current basis, the Mortality and Expense Risk Charge rate will decrease the longer the policy remains In Force and as greater amounts of Cash Value are allocated to the Sub-Accounts, subject to allocation of sufficient dollar amounts to qualify for the lower current rates.

Administrative Per Policy Charge
An administrative charge is deducted proportionally from the policy's Sub-Account and fixed investment options allocations, unless the policy owner elects Directed Monthly Deductions, on the Policy Date and each monthly anniversary of the Policy Date. The charge reimburses Nationwide for the costs of maintaining the policy, including accounting and record-keeping. The charge is currently $15.00 per month in the first 15 policy years and $5.00 per month thereafter. The maximum guaranteed charge is $20.
Underwriting and Distribution Charge
An Underwriting and Distribution Charge is deducted proportionally from the policy's Sub-Account and fixed investment options allocations, unless the policy owner elects Directed Monthly Deductions, on the Policy Date and each monthly anniversary of the Policy Date. The charge will vary by policy based on the Base Policy Specified Amount, the length of time the policy has been In Force, and the Attained Age of the Insured on the Policy Date. The Underwriting and Distribution Charge is intended to compensate Nationwide for sales, underwriting, distribution, and issuance of the policy.
The Base Policy Specified Amount in effect on the Policy Date and each increase to the Base Policy Specified Amount (referred to as "segments") will have its own Underwriting and Distribution Charge. The Underwriting and Distribution Charge for each segment, when added together, will equal the total Underwriting and Distribution Charge.
The guaranteed Underwriting and Distribution Charge varies by the Insureds' Attained Ages and sexes. The maximum guaranteed Underwriting and Distribution Charge per $1,000 of Base Policy Specified Amount is $0.74 and assumes both Insureds are male, Attained Age 85, with an initial Base Policy Specified Amount of $250,000 or less.
On a guaranteed basis, this charge is assessed for 15 years measured from the Policy Date for the initial Base Policy Specified Amount, and from the effective date of any increase in the Base Policy Specified Amount.
On a current basis, the Underwriting and Distribution Charge varies by the Insureds' Attained Ages, sexes and the Base Policy Specified Amount and is assessed for 15 years from the Policy Date and from the effective date of a Base Policy Specified Amount increase for all issue ages. Currently, the charge is lower than the guaranteed maximum. Any change in current rates will be applied uniformly for Insureds with the same combination of underwriting characteristics, Base Policy Specified Amount, and the death benefit option in effect at the time of determination.
Mutual Fund Operating Expenses
In addition to the policy charges, there are also charges associated with the mutual funds in which the Sub-Accounts invest. Policy owners do not pay these charges directly, but these charges do affect the value of the assets allocated to the Sub-Accounts because these charges are reflected in the underlying mutual fund prices that Nationwide subsequently uses to value Sub-Account units. The underlying mutual funds' prospectuses contain additional information about these charges. Policy owners may contact the Service Center to receive, free of charge, copies of the prospectuses for any of the underlying mutual funds available under the policy.
Reduction of Charges
The policy may be purchased by individuals, corporations, and other entities. Nationwide may reduce or eliminate certain charges (Sales Load, Surrender Charge, administrative charges, Cost of Insurance Charge, or other charges) where the size or nature of the group allows Nationwide to realize savings with respect to sales, underwriting, administrative, or other costs. Where prohibited by state law, Nationwide will not reduce charges associated with the policy.
Nationwide determines the eligibility and the amount of any reduction by examining a number of factors, including: the number of policies owned with different insureds; the total premium Nationwide expects to receive; the total cash value of commonly owned policies; the nature of the relationship among individual insureds; the purpose for which the policies are being purchased; the length of time Nationwide expects the individual policies to be in force; and any other circumstances which are rationally related to the expected reduction in expenses.
Nationwide may lower commissions to the selling broker-dealer and/or increase charge back of commissions paid for policies sold with reduced or eliminated charges. Policy owners should consult with a registered representative about reductions available and, where appropriate, obtain an illustration demonstrating the impact of any reduced charges on the policy.
Nationwide may change both the extent and the nature of the charge reductions. Any charge reductions will be applied in a way that is not unfairly discriminatory to policy owners and will reflect the differences in costs of services provided.

Entities considering purchasing the policy should note that in 1983, the U.S. Supreme Court held in Arizona Governing Committee v. Norris that certain annuity benefits provided by employers' retirement and fringe benefit programs may not vary between men and women on the basis of sex. The policies are based upon actuarial tables that distinguish between men and women unless the purchaser is an entity and requests non-sex distinct tables be used for underwriting. The policies generally provide different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris on any employment related insurance or benefit program before purchasing the policy.
A Note on Charges
During a policy's early years, the expenses Nationwide incurs in distributing and establishing the policy exceed the deductions. Nevertheless, Nationwide expects to make a profit over time because variable life insurance is intended to be a long-term financial investment. Accordingly, Nationwide has designed the policy with features and investment options that it believes support and encourage long-term ownership.
Nationwide makes many assumptions and accounts for many economic and financial factors when establishing the policy's fees and charges. The following is a discussion of some of the factors that are relevant to the policy's pricing structure.
Distribution, Promotional, and Sales Expenses
Distribution, promotional, and sales expenses include amounts paid to broker-dealer firms as commissions, expense allowances, and marketing allowances. Nationwide refers to these expenses collectively as "total compensation." The total compensation is determined as a function of Premium paid up to the Commissionable Target Premium ("CTP") and Premium paid in excess of CTP. For a particular policy, CTP is calculated based on the Base Policy Specified Amount and an actuarially derived factor.
Nationwide has the ability to customize the total compensation package of its broker-dealer firms. Nationwide may vary the form of compensation paid or the amounts paid as commission, expense allowance, or marketing allowance; however, the total premium based compensation will not exceed the 150% of Premiums paid up to the CTP during the first two policy years from the Policy Date or a date of an increase of the Base Policy Specified Amount, plus 20% of any Premium paid in excess of the CTP during the first two policy years from the Policy Date or a date of an increase of the Base Policy Specified Amount and 10% of all Premium paid after the first two policy years from the Policy Date or a date of an increase of the Base Policy Specified Amount. Commission may also be paid as an asset-based amount instead of a premium-based amount. If an asset-based commission is paid, it will not exceed 0.70% of the non-loaned Cash Value per year.
Marketing allowance is based on a firm’s ability and demonstrated willingness to promote and market Nationwide’s products. How any marketing allowance is spent is determined by the firm, but generally will be used to finance firm activities that may contribute to the promotion and marketing of Nationwide’s products.
The actual amount and/or forms of total compensation paid depend on factors such as the level of premiums Nationwide receives from respective broker-dealer firms and the scope of services the firms provide. Some broker-dealer firms may not receive maximum total compensation.
Individual registered representatives typically receive a portion of the commissions/total compensation paid, depending on their arrangement with their broker-dealer firm. Policy owners should consult the registered representative to know the exact compensation arrangement associated with this policy.
Information on Underlying Mutual Fund Service Fee Payments
Nationwide's Relationship with the Underlying Mutual Funds
The underlying mutual funds incur expenses each time they sell, administer, or redeem their shares. The separate account aggregates policy owner purchase, redemption, and transfer requests and submits net or aggregated purchase/redemption requests to each underlying mutual fund daily. The separate account (not the policy owners) is the underlying mutual fund shareholder. When the separate account aggregates transactions, the underlying mutual fund does not incur the expense of processing individual transactions it would normally incur if it sold its shares directly to the public. Nationwide incurs these expenses instead.
Nationwide also incurs the distribution costs of selling the policy (as discussed above), which benefit the underlying mutual funds by providing policy owners with Sub-Account options that correspond to the underlying mutual funds.

An investment advisor or subadvisor of an underlying mutual fund or its affiliates may provide Nationwide or its affiliates with wholesaling services that assist in the distribution of the policy and may pay Nationwide or its affiliates to participate in educational and/or marketing activities. These activities may provide the advisor or subadvisor (or their affiliates) with increased exposure to persons involved in the distribution of the policy.
Types of Payments Nationwide Receives
In light of the above, the underlying mutual funds or their affiliates make certain payments to Nationwide or its affiliates (the "payments"). The amount of these payments is typically based on a percentage of assets invested in the underlying mutual funds attributable to the policies and other variable policies Nationwide and its affiliates issue, but in some cases may involve a flat fee. These payments are made for various purposes, including payments for the services provided and expenses incurred by the Nationwide companies in promoting, marketing and administering the policies and underlying funds. Nationwide may realize a profit on the payments received.
Nationwide or its affiliates receive the following types of payments:
•	Underlying mutual fund 12b-1 fees, which are deducted from underlying mutual fund assets;
•	Sub-transfer agent fees or fees pursuant to administrative service plans adopted by the underlying mutual fund, which may be deducted from underlying mutual fund assets; and
•	Payments by an underlying mutual fund's advisor or subadvisor (or its affiliates). Such payments may be derived, in whole or in part, from the advisory fee, which is deducted from underlying mutual fund assets and is reflected in mutual fund charges.
Furthermore, Nationwide benefits from assets invested in affiliated underlying mutual funds (i.e., Nationwide Variable Insurance Trust) because these affiliates receive compensation from the underlying mutual funds for investment advisory, administrative, transfer agency, distribution, and/or other services provided. Overall, Nationwide may receive more revenue with respect to affiliated underlying mutual funds than unaffiliated underlying mutual funds.
Nationwide took into consideration the anticipated mutual fund service fee payments from the underlying mutual funds when it determined the charges imposed under the policies (apart from fees and expenses imposed by the underlying mutual funds). Without these mutual fund service fee payments, Nationwide would have imposed higher charges under the policy.
Amount of Payments Nationwide Receives
For the year ended December 31, 2015, the underlying mutual fund service fee payments Nationwide and its affiliates received from the underlying mutual funds did not exceed 0.75% (as a percentage of the average daily net assets invested in the underlying mutual funds) offered through the policy or other variable policies that Nationwide and its affiliates issued. Payments from investment advisors or subadvisors to participate in educational and/or marketing activities have not been taken into account in this percentage.
Most underlying mutual funds or their affiliates have agreed to make payments to Nationwide or its affiliates, although the applicable percentages may vary from underlying mutual fund to underlying mutual fund and some may not make any payments at all. Because the amount of the actual payments Nationwide or its affiliates receive depends on the assets of the underlying mutual funds attributable to the policy, Nationwide and its affiliates may receive higher payments from underlying mutual funds with lower percentages (but greater assets) than from underlying mutual funds that have higher percentages (but fewer assets).
For policies owned by an employer sponsored retirement plan subject to ERISA, upon a plan trustee’s request, Nationwide will provide a best estimate of plan-specific, aggregate data regarding the amount of underlying mutual fund service fee payments Nationwide received in connection with the plan’s investments either for the previous calendar year or plan year, if the plan year is not the same as a calendar year.
Identification of Underlying Mutual Funds
Nationwide may consider several criteria when identifying the underlying mutual funds, including some or all of the following: investment objectives, investment process, investment performance, risk characteristics, investment capabilities, experience and resources, investment consistency, and fund expenses. Nationwide also considers whether the underlying mutual fund's advisor or subadvisor is an affiliate or whether the underlying mutual fund, its advisor, its subadvisor(s), or an affiliate will make mutual fund service fee payments to Nationwide or its affiliates.

There may be underlying mutual funds with lower fees and expenses, as well as other variable policies that offer underlying mutual funds with lower fees and expenses. Policy owners should consider all of the fees and charges of the policy in relation to its features. Higher policy fees and charges and underlying mutual fund fees and expenses have a direct effect on the policy’s investment performance.
Policy Riders and Rider Charges
Policy owners may purchase one or more of the policy’s Riders. There may be additional charges assessed for elected Riders, see In Summary: Fee Tables. The availability, operation, and benefits of the Riders may vary by the state where the policy is issued.
Rider charges are assessed starting on the Policy Date and each monthly anniversary of the Policy Date by taking deductions from the Cash Value. If a Rider is elected after the Policy Date, Rider charges will begin to be deducted on the first monthly anniversary after Nationwide approves the request unless the policy owner requests and Nationwide approves a different date.
Rider charges compensate Nationwide for the services and benefits provided, the costs and expenses incurred, and the risks assumed by Nationwide associated with offering the Riders. Nationwide may generate a profit from any of the Rider charges.
The maximum and minimum/current Rider charges are stated in the Fee Tables, see In Summary: Fee Tables.
Note: The charge and/or benefits received under certain Riders may be treated as a distribution from the policy for income tax purposes, see Periodic Withdrawals, Non-Periodic Withdrawals in Taxes, and Policy Loans.
Overloan Lapse Protection Rider
A policy owner is able to prevent the policy from Lapsing due to Indebtedness by invoking the Overloan Lapse Protection Rider, which provides a guaranteed paid-up insurance benefit. The Rider is designed to enable the policy owner of a policy with a substantially depleted Cash Value, due to Indebtedness, to potentially avoid the negative tax consequences associated with Lapsing the policy.
Note: Neither the IRS nor the courts have ruled on the tax consequences of invoking the Overloan Lapse Protection Rider. It is possible that the IRS or a court could assert that the Indebtedness should be treated as a distribution, all or a portion of which could be taxable when the Rider is invoked. Consult with a tax advisor regarding the risks associated with invoking this Rider.
Availability
All policies for which the guideline premium/cash value corridor life insurance qualification test is elected will automatically receive the Overloan Lapse Protection Rider (state law permitting). The Rider is dormant until specifically invoked by the policy owner, at which time a one-time charge is assessed.
This Rider is not available for policies for which the cash value accumulation life insurance qualification test was elected.
Eligibility
The policy owner is eligible to invoke the Rider upon meeting the following conditions:
•	Indebtedness reaches a certain percentage of the policy's Cash Value (the percentage will range from 84% to 99% based upon the life insurance qualification test and the younger Insured’s Attained Age);
•	The younger Insured is Attained Age 75 or older;
•	The policy is currently In Force and has been In Force for at least 15 years;
•	The policy's Cash Value is at least $100,000; and
•	All amounts available for partial surrender not subject to federal income tax have been taken.
The first time the policy's Indebtedness reaches the percentage that makes the policy eligible for the Rider, Nationwide will notify the policy owner of the policy's eligibility to invoke the Rider. The letter will also describe the Rider, its cost, and its guaranteed benefits. The Rider may be invoked at any time, provided that the above conditions are met.
Note: All Riders will terminate or will need to be terminated by the policy owner prior to invoking the Overloan Lapse Protection Rider. An election to invoke the Overloan Lapse Protection Rider is irrevocable.

After Nationwide receives a request to invoke the Rider, Nationwide will adjust the policy as follows:
(1)	If not already in effect, the death benefit option will be changed to Death Benefit Option 1.
(2)	The Total Specified Amount will be adjusted to equal the lesser of: (1) the Total Specified Amount immediately before the Rider was invoked; or (2) the Total Specified A mount that will cause the Death Benefit to equal the Minimum Required Death Benefit immediately after the charge for the Rider is deducted. This "new" Total Specified Amount will be used to calculate the Death Benefit pursuant to The Death Benefit provision.
(3)	Any non-loaned Cash Value (after deduction of the Overloan Lapse Protection Rider charge) will be transferred to the Fixed Account, where it will earn the minimum guaranteed fixed interest rate of the base policy (shown on the Policy Data Page).
After the above adjustments are made, the Indebtedness will continue to grow at the policy's loan charged rate, and the amount in the policy loan account will continue to earn interest at the policy's loan crediting rate. No additional policy charges will be assessed. No further loans may be taken from the policy and no withdrawals may be taken from the policy (except for a full policy surrender). Cash Value may not be transferred out of the Fixed Account. The Death Benefit will be the greater of the Total Specified Amount or the Minimum Required Death Benefit. The policy will remain as described above for the duration of the policy.
Overloan Lapse Protection Rider Charge
The Overloan Lapse Protection Rider Charge is a one-time charge deducted at the time the Rider is invoked, and is assessed against the Cash Value allocated to the Sub-Accounts and the fixed investment options. The charge is intended to cover the administrative costs and to compensate Nationwide for the risks associated with the Rider's guaranteed paid-up death benefit. The charge is the product of the policy's Cash Value and an age-based factor ranging from 0.15% to 15.70% as shown in the Policy Data Pages.
If the Cash Value less Indebtedness is insufficient to satisfy the charge, the Rider cannot be invoked without repaying enough Indebtedness to cover the charge.
Invoking the Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value. Additionally, any benefits paid pursuant to this Rider will reduce the Cash Surrender Value.
Adjusted Sales Load Life Insurance Rider
The benefit associated with the Adjusted Sales Load Life Insurance Rider is the replacement of all or a portion of the up-front Premium Load (comprised of the Sales Load and Premium Taxes) with a monthly Rider charge. A policy owner may elect the number of years (from one to seven) that Premium Load would be replaced. A Premium Load would be assessed on any amount that is not replaced by the Rider.
Availability
This Rider is only available to purchase at the time of application.
Adjusted Sales Load Life Insurance Rider Charge
A monthly Adjusted Sales Load Life Insurance Rider Charge is assessed to compensate Nationwide for the sales and premium tax expenses that it will not collect in the form of Premium Load. The aggregate monthly Rider charges will be greater than the amount Nationwide would have deducted as Premium Load. The monthly charge is the product of aggregate Premiums paid since the Policy Date, the portion of Premium Load replaced (expressed as a whole percentage of Premiums paid), and the factor of 0.0001354. The Rider's charge may vary. Each Premium payment made during the selected Rider period will cause the Rider's charge to increase. How long the Rider charge is assessed will also vary. The Rider charge will be assessed for nine policy years, plus the number of years (from one to seven) that Premium Load is replaced (with a maximum Rider charge period of 15 years). However, if a policy owner stops making Premium payments during that one to seven-year period, the Rider charge will only be assessed for nine policy years, plus the number of years that Premium payments were actually made.
For example, upon election, the policy owner anticipated making Premium payments for five years. Therefore, the policy owner could expect to have the Rider charge assessed for 14 years (nine years plus five years). However, the policy owner actually makes the last Premium payment in policy year three, and does not make any additional Premium payments. Since the policy owner did not get full "use" of the Rider (the policy owner only received three years worth of Premium Load replacement), the Rider charge will only be assessed for 12 policy years (nine years plus the three years' worth of benefit received).

If the policy terminates within the first 10 policy years, Nationwide will deduct from the Cash Surrender Value an amount to compensate it for the Premium Load waived, but not recovered, as a Rider charge. The amount deducted from the Cash Surrender Value will equal the product of the actual Premium Load replaced by the Rider (in dollars) and the percentage from the following table that corresponds to the number of years the policy has been In Force.
Policy Year	Percentage
1	100%
2	90%
3	80%
4	70%
5	60%
6	50%
7	40%
8	30%
9	20%
10	10%
11 and later	0%
For example, the policy owner elected to replace the Premium Load for seven years. During the fifth policy year, the policy owner terminates the policy. During the five years the policy was In Force, $10,000 of Premium was paid. The amount of Premium Load that the Rider replaced is $400 ($40 for each $1,000 of Premium). Therefore, Nationwide will deduct $240 (60% of $400) from the policy’s Cash Surrender Value.
The Adjusted Sales Load Life Insurance Rider Charge is deducted proportionally from the Sub-Account and fixed investment options allocations, unless the policy owner elects Directed Monthly Deductions. Because the Adjusted Sales Load Life Insurance Rider Charge is deducted from the policy's Cash Value, purchasing this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value.
Policy Split Option Rider
The Policy Split Option Rider is only available for election at the time of application. The benefit provided by this Rider is the option to exchange the policy for two non-term individual life insurance policies without additional evidence of insurability. When this Rider is invoked, a separate policy on the life of each Insured will be issued.
This Rider can only be invoked upon the occurrence of one of two limited events: certain marriage terminations or certain federal tax law changes:
•	the Insureds' marriage ends by divorce, dissolution, or annulment and, to the extent it is not inconsistent with state law, a divorce, dissolution, or annulment order has been issued by a court of competent jurisdiction and such order has been in effect for at least six months; and
•	a federal tax law change occurs resulting in reduction of the marital deduction, or the maximum federal estate tax rate is reduced, to less than half of that in effect on the Policy Date.
In order to invoke the Rider, the policy owner must notify Nationwide in writing at the Service Center within 12 months after the occurrence of a qualifying event. The Rider cannot be invoked if the policy and this Rider are not In Force or are in a Grace Period.
The following will apply to the new policies issued as a result of the policy exchange:
(1)	The initial specified amount of each of the new policies will be the lesser of:
(a)	one-half of the policy's initial Total Specified Amount; or
(b)	one-half of the policy's Total Specified Amount on the exchange date.
(2)	The following policy values will be split evenly between the new policies, one-half to each:
(a)	the policy's Cash Value on the exchange date applied to the new policies as premium. If this split does not generate sufficient initial premium required for issuance of a new policy, the difference must be paid on the exchange date;
(b)	any policy Indebtedness on the exchange date. If the indebtedness applied to a new policy exceeds the maximum permitted indebtedness for that new policy, the excess must be repaid on the exchange date.

(3)	Premium requirements, charges, and deductions for each new policy will be based on the Insured's underwriting class under the existing policy and attained age as defined by the new policy.
(4)	Both new policies will be subject to any recorded assignment of the policy in effect on the exchange date.
The option will last so long as both Insureds are alive and the older Insured has not yet reached Attained Age 80. This Rider terminates on the date the older Insured reaches Attained Age 80, the date the policy terminates, or if the policy owner requests to terminate the Rider. Termination becomes effective on the next monthly anniversary.
Policy Split Option Rider Charge
The Policy Split Option Rider Charge compensates Nationwide for the option to exchange the policy for two individual policies, each on the life of one Insured. The charge is the product of the Total Specified Amount and the monthly policy split option cost rate. This rate is based on the average ages of the two Insureds on the Policy Date, and is stated on the Policy Data Page.
This Rider charge will be deducted proportionally from the Sub-Account and fixed investment options allocations, unless the policy owner elects Directed Monthly Deductions. Because the Rider charge is deducted from Cash Value, purchase of this Rider may reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value.
There is no Cash Surrender Value or loan value attributable to this Rider.
There is a potential federal income tax consequence that could result from exercising the benefit provided by the Policy Split Option Rider. For federal income tax purposes, the exchange of the policy for two new policies under the Policy Split Option Rider, may not qualify for the tax free treatment for policy exchanges under Section 1035 because under the new policies, the individual Insureds are separately insured; whereas, the existing policy insures two (joint) lives. The foregoing is not comprehensive and cannot replace personalized advice provided by a competent tax professional. The policy owner should seek competent tax advice regarding the tax treatment of the policy when contemplating exchanging the policy for new policies as provided under the Policy Split Option Rider.
Termination of other Riders
Upon invoking the Policy Split Option Rider, all other Riders will automatically terminate.
Additional Term Insurance Rider
The benefit associated with the Additional Term Insurance Rider is term life insurance on the Insureds, in addition to that under the base policy. The Death Benefit Proceeds attributable to the Additional Term Insurance Rider are payable to the beneficiary upon the Surviving Insured's death if the Additional Term Insurance Rider is still In Force. The Additional Term Insurance Rider has no cash value and no loanable value nor does it modify any cash or loan values of the base policy. Policy owners should request illustrations showing the impact of purchasing coverage with and without the Additional Term Insurance Rider.
Subject to Nationwide’s underwriting approval, this Rider may be purchased at any time while the policy is In Force and both Insureds are alive and, depending upon their underwriting classification, are younger than Attained Age 80 or Attained Age 85. If purchased after the Policy Date, Nationwide will require evidence of insurability. The death benefit option for the base policy will also be the death benefit option for the Additional Term Insurance Rider.
The Additional Term Insurance Rider coverage terminates on the earliest of the following dates:
•	The date the Surviving Insured dies;
•	The Maturity Date of the base policy;
•	The date the Rider and/or base policy Lapse; or
•	The date the policy terminates for any reason.
The policy owner cannot extend the Additional Term Insurance Rider coverage beyond the policy's Maturity Date, see Extending Coverage Beyond the Maturity Date.

Additional Term Insurance Rider Impact
Cost of Insurance Charges
Electing coverage under the Additional Term Insurance Rider, as opposed to electing coverage only under the base policy, should lower the policy owner's overall cost of insurance. This is due in part to the broker-dealer firm receiving less overall compensation for selling a policy with the Additional Term Insurance Rider. It is also possible that less Premium may be required to maintain to the Death Benefit over the life of the policy or that increased Premium may be needed if the Additional Term Insurance Rider is not purchased.
Guaranteed Policy Continuation Provision
This provision protects the policy from Lapse under certain conditions, see Guaranteed Policy Continuation Provision. However, coverage elected under the Additional Term Insurance Rider is not covered by this provision beyond the fifth policy year, see Lapse.
Extended Death Benefit Guarantee Rider
The Extended Death Benefit Guarantee Rider does not cover any insurance coverage provided by the Additional Term Insurance Rider at all, and invoking the Extended Death Benefit Guarantee Rider will terminate coverage under the Additional Term Insurance Rider, see Extended Death Benefit Guarantee Rider and Lapse.
The policy owner should consult a registered representative for more specific information on the Additional Term Insurance Rider and its potential benefits, including requesting an illustration demonstrating the impact of purchasing coverage under the Additional Term Insurance Rider.
Additional Term Insurance Rider Charge
A monthly Additional Term Insurance Rider Charge will be deducted if the Rider is elected. The Additional Term Insurance Rider Charge compensates Nationwide for providing term life insurance on the Insureds.
The monthly cost of insurance charge for this Rider is determined by multiplying the Rider monthly cost of insurance rate by the Rider death benefit. The Rider death benefit will be equal to the difference between the total Death Benefit and the base policy Death Benefit. The Additional Term Insurance Rider cost of insurance rate is based on Nationwide’s expectation as to the Insureds' mortality and expense experience. The Additional Term Insurance Rider cost of insurance rate will vary by the Insureds' sexes, Attained Ages, underwriting classes, any Substandard Ratings, and the Total Specified Amount.
The Additional Term Insurance Rider Charge will be deducted proportionally from the Sub-Account and fixed investment options allocations, unless the policy owner elects Directed Monthly Deductions. Because the Additional Term Insurance Rider Charge is deducted from Cash Value, purchasing this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on the Cash Value.
No Charge Four Year Term Insurance Rider
This Rider is automatically added to qualified policies at issue. The qualification standards are that both Insureds are under Attained Age 70 on the Policy Date, neither Insured has any Substandard Ratings, and the Total Specified Amount is under $3,600,000.
The benefit provided by the No Charge Four Year Term Insurance Rider is an additional Death Benefit paid to the beneficiary, to help offset any additional estate tax upon receiving proof that both Insureds died while the policy is In Force and the Rider is in effect. The Rider's term is four years from the Policy Date. The No Charge Four Year Term Insurance Rider Specified Amount is 122.22% of the policy's Total Specified Amount. The policy owner may not change, increase, or decrease the No Charge Four Year Term Insurance Rider Specified Amount after the Policy Date.
The No Charge Four Year Term Insurance Rider Specified Amount will not change unless the Total Specified Amount is decreased below the Total Specified Amount in effect on the Policy Date. If this occurs, the No Charge Four Year Term Insurance Rider Specified Amount will be decreased proportionally.
If either Insured commits suicide, within two years from the Policy Date, the Rider's Death Benefit will not be paid and this Rider will terminate. There is no Cash Surrender Value or loan value attributable to this Rider.
Before the term expires, the policy owner can request to terminate this Rider in writing to the Service Center, and the additional Death Benefit associated with this Rider will terminate on the next monthly anniversary from the Policy Date. This Rider will also terminate on the date the policy terminates.

There is no charge or cost for this Rider.
Interaction with Other Riders
If the Insureds qualify for the No Charge Four Year Term Insurance Rider, the policy owner cannot also elect the Four Year Term Insurance Rider.
This Rider terminates if either the Extended Death Benefit Guarantee Rider or the Policy Split Option Rider is invoked.
Four Year Term Insurance Rider
The Four Year Term Insurance Rider is available only for policies that are not eligible for the No Charge Four Year Term Insurance Rider. This Rider operates the same as, and provides the same coverage as, the No Charge Four Year Term Insurance Rider, except that this Rider is optional, carries an additional charge, and the maximum Rider Specified Amount is 122.22% of the Total Specified Amount.
This Rider is only available for election at the time of application. The benefit provided by the Four Year Term Insurance Rider is an additional Death Benefit Nationwide will pay to the beneficiary, to help offset any additional estate tax upon receiving proof that both Insureds died while the policy was In Force and the Rider was in effect. The Rider's term is four years from the Policy Date. The maximum Four Year Term Insurance Rider Specified Amount that can be elected is 122.22% of the policy's Total Policy Specified Amount. The policy owner may not change, increase, or decrease the Four Year Term Insurance Rider Specified Amount after the Policy Date.
The Four Year Term Insurance Rider Specified Amount will not change unless the Total Specified Amount is decreased below Total Specified Amount in effect on the Policy Date. If this occurs, the Four Year Term Insurance Rider Specified Amount will be decreased proportionally.
If either Insured commits suicide within two years from the Policy Date, Nationwide will not pay this Rider's Death Benefit. Instead, the amount payable will equal the total charge deducted for this Rider. There is no Cash Surrender Value or loan value attributable to this Rider.
This Rider will terminate if the policy is terminated, or it can be terminated before the term expires by submitting a written request to the Service Center. Termination will remove the additional death benefit coverage and the charge associated with the Rider. Termination will be effective on the next monthly anniversary from the Policy Date.
Four Year Term Insurance Rider Charge
The Four Year Term Insurance Rider Charge compensates Nationwide for additional Death Benefit coverage while this Rider is In Force. The charge is the product of the Four Year Term Insurance Rider Specified Amount and the monthly cost of insurance rate for the base policy. This rate is the rate in effect for the initial segment of base coverage on each respective monthly anniversary when this Rider's charge is calculated.
This Rider charge will be deducted proportionally from the Sub-Account and fixed investment options allocations, unless the policy owner elects Directed Monthly Deductions. Because the Rider charge is deducted from Cash Value, purchase of this Rider may reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value.
Interaction with other Riders
This Rider terminates if either the Extended Death Benefit Guarantee Rider or the Policy Split Option Rider is invoked. This Rider is not available if the No Charge Four Year Term Insurance Rider was added automatically at issue.
Extended Death Benefit Guarantee Rider
General Information about this Rider
This Rider is only available for election at the time of application for the policy.
This Rider provides additional Lapse protection beyond the protection provided under the Guaranteed Policy Continuation Provision of the policy. Lapse protection is designed to provide the policy owner the potential long-term benefits of investing in a variable universal life policy while protecting the policy owner from losing the life insurance coverage under the base policy due to adverse or unfavorable Investment Experience.

Note: Before electing this Rider, carefully review the Guaranteed Policy Continuation Provision. If the Lapse protection afforded under that provision of the policy is satisfactory, then this Rider should not be purchased. The Rider charge will be incurred while the Guaranteed Policy Continuation Provision of the policy is in effect. In the event Lapse protection benefits become payable during the guaranteed policy continuation period of the base policy, the benefits provided will be greater than or equal to the benefits provided under this Rider.
If this Rider is elected, and while it remains In Force, the investment options available will be limited, see Allocation Restrictions below. In addition, interaction of this Rider with other elected Riders may result in the limitation or elimination of Rider benefits, see Interaction with Other Riders below.
If the policy owner does not meet one of the Premium testing methods described in How this Rider Operates, the policy owner will not receive any coverage or benefits afforded by this Rider. In addition, if at any time after the 10th policy year the policy owner fails the 10-Year Paid-Up testing method, that method of testing will no longer be used to determine whether Rider coverage applies.
The policy owner must make two irrevocable elections at the time of application:
(1)	the portion of the Base Policy Specified Amount the policy owner wants covered by the Rider (the "Guarantee Amount"). The Guarantee Amount must be between 50% and 100% of the Base Policy Specified Amount; and
(2)	the duration of the Rider coverage expressed in full policy years (the "Guarantee Duration"). The Guarantee Duration is subject to the following limits:
(a)	the minimum Guarantee Duration that may be elected is 21 years; and
(b)	the maximum Guarantee Duration that may be elected is equal to 120 years minus the younger Insured’s Attained Age on the Policy Date.
Allocation Restrictions
Only certain investment options are available when the Rider is elected. Nationwide selected the available Sub-Accounts on the basis of risk factors associated with the underlying mutual fund’s investment objective and Sub-Accounts were excluded from availability with this Rider on the basis of similar risk considerations.
The following allocations are permitted under this Rider:
•	the Fixed Account; and/or
•	any combination of the Sub-Accounts listed below:
•	Deutsche Variable Series II - Deutsche Global Income Builder VIP: Class A
•	Invesco - Invesco V.I. Balanced-Risk Allocation Fund: Series I Shares
•	Nationwide Variable Insurance Trust - American Funds NVIT Asset Allocation Fund: Class II
•	Nationwide Variable Insurance Trust - Loring Ward NVIT Moderate Fund: Class P
•	Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Aggressive Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Balanced Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Capital Appreciation Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Conservative Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Managed Growth & Income Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Managed Growth Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Moderate Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Moderately Aggressive Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Moderately Conservative Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT Investor Destinations Aggressive Fund: Class P
•	Nationwide Variable Insurance Trust - NVIT Investor Destinations Balanced Fund: Class P
•	Nationwide Variable Insurance Trust - NVIT Investor Destinations Capital Appreciation Fund: Class P
•	Nationwide Variable Insurance Trust - NVIT Investor Destinations Conservative Fund: Class P

•	Nationwide Variable Insurance Trust - NVIT Investor Destinations Managed Growth & Income Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT Investor Destinations Managed Growth Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class P
•	Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Aggressive Fund: Class P
•	Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Conservative Fund: Class P
•	Northern Lights Variable Trust - TOPS Managed Risk Balanced ETF Portfolio: Class 3
•	Northern Lights Variable Trust - TOPS Managed Risk Growth ETF Portfolio: Class 3
•	Northern Lights Variable Trust - TOPS Managed Risk Moderate Growth ETF Portfolio: Class 3
Certain Sub-Accounts may or may not be available depending upon when the policy was purchased, see Appendix A: Sub-Account Information for details on Sub-Account availability.
Allocations or transfers to investment options other than those listed above are not permitted while this Rider is In Force. Nationwide reserves the right to modify the list of Rider investment options upon written notice.
The policy owner may instruct Nationwide to transfer allocations back and forth between the available Rider investment options at any time while this Rider is In Force. Such transfers will be considered a transfer event. While this Rider is In Force, current and future investment allocations must be entirely (100%) to the Rider investment options listed above. Nationwide will not process a transfer request involving an investment option that is not currently available under the Rider; rather, the current allocation instructions will remain in effect. The policy owner may choose to terminate the Rider and then instruct Nationwide to make allocations under any of the investment options available under the policy. Termination of the Rider will end all charges and coverage under the Rider including payment of the Guarantee Amount.
How this Rider Operates
During the Guarantee Duration, Nationwide conducts tests to determine whether the Net Accumulated Premium actually paid is equal to or greater than the required Net Accumulated Premium under either the 10-Year Paid-Up Method or the Monthly Premium Method.
The Net Accumulated Premium actually paid equals the cumulative sum of all Premiums paid from the Policy Date to the date of the most recent monthly anniversary of the Policy Date, reduced by any partial surrenders, Indebtedness, and Returned Premium.
The required Net Accumulated Premium is what must be paid for the Rider coverage to apply. Under either test, the required Net Accumulated Premium represents the amount of Premium needed to offset Nationwide’s risk that the Surviving Insured may die during a period when the policy would otherwise Lapse. In addition to the policy owner’s elections under the Rider, the required Net Accumulated Premium for each test will vary, based on the Insureds' sexes, Issue Ages, underwriting classes, any Substandard Ratings, the Base Policy Specified Amount, death benefit option, and any other optional benefits elected.
The policy owner may decide to pay the required Net Accumulated Premium under either method. Generally, the two methods of calculation are attributable to the different ways policy owners pay Premium. The 10-Year Paid-Up Method is generally used by policy owners who pay a larger Premium during the first 10 policy years. In contrast, the Monthly Premium Method is generally used by policy owners who pay a lower Premium over a longer period of time.
Described below is how and when Nationwide determines, under each method, whether the policy owner has paid the required Net Accumulated Premium for the Guarantee Amount to apply.
(1)	10-Year Paid-Up Method – This method determines a required Net Accumulated Premium that must be paid within a 10-year period beginning on the Policy Date, regardless of the Guarantee Duration. The required Net Accumulated Premium under this test is stated in the Policy Data Pages. The test is satisfied if the Net Accumulated Premium paid is equal to or greater than the required Net Accumulated Premium stated in the Policy Data Pages.
During the first 10 policy years, this test is performed on any monthly anniversary of the Policy Date on which the policy's Cash Surrender Value is insufficient to pay the monthly policy charges, including monthly charges for any elected Riders.

This test is also performed on the first monthly anniversary of the Policy Date after the end of the 10th policy year. If the test for the 10-Year Paid-Up Method is not satisfied at that time, Lapse protection under this method is no longer available and the test will no longer be performed. If the test for the 10-Year Paid-Up Method is satisfied with the first test after the end of the 10th policy year, Nationwide will retest at the following times while the Rider remains in effect and the conditions under this method are met:
(a)	on any monthly anniversary of the Policy Date on which the policy's Cash Surrender Value is insufficient to pay the monthly policy charges, including monthly charges for any elected Riders;
(b)	on any date of a partial surrender or policy loan; and
(c)	on any date there is Returned Premium.
Lapse protection is no longer available and retesting will no longer be done under the 10-Year Paid-Up Method after any of the following circumstances occur:
•	failing to satisfy the 10-Year Paid-Up Method test at any time it is performed after the end of the 10th policy year;
•	the Guarantee Duration ends or this Rider is otherwise terminated;
•	increasing the Base Policy Specified Amount;
•	changing the death benefit option; or
•	adding or increasing any Rider coverage on or after the first anniversary of the Policy Date.
If any of the circumstances above occur, the 10-Year Paid-Up Method is no longer available; however, the policy owner may still maintain the Guarantee Amount if the test under the Monthly Premium Method is satisfied.
Note: Depending on how the policy is issued, Guideline Premium/Cash Value Corridor Test or Cash Value Accumulation Test, paying Premium equal to the Net Accumulated Premium under the 10-Year Paid-Up Method may disqualify the policy as a contract for life insurance under Section 7702 of the Code. If this is the case, the policy owner can still pay Premium equal to (or in excess of) the required Net Accumulated Premium under the Monthly Premium Method. Request and carefully review illustrations of planned Rider elections, Premium payments, surrender, and/or policy loan activity before purchasing this Rider.
(2)	Monthly Premium Method – This method determines a monthly Premium amount that is stated in the Policy Data Pages. The required Net Accumulated Premium under this test is the sum of the monthly Premium amount in effect for each respective month from the Policy Date to the most recent monthly anniversary of the Policy Date. This test is satisfied if the Net Accumulated Premium paid is equal to or greater than the required Net Accumulated Premium under this method.
This test is performed on any monthly anniversary of the Policy Date during the Guarantee Duration on which the policy's Cash Surrender Value is insufficient to pay the monthly policy charges, including monthly charges for any elected Riders.
Unless this Rider is otherwise terminated, the Monthly Premium Method test will continue to be conducted for the entire Guarantee Duration. This test cannot be lost due to policy changes or failure to meet the test on any given occasion. However, the following policy changes may result in a change to the monthly Premium amount, and therefore the required Net Accumulated Premium, under this method and are subject to Nationwide’s approval:
•	increasing or decreasing the Base Policy Specified Amount;
•	adding or increasing any Rider coverage;
•	changing the death benefit option; or
•	changing the underwriting classification of either Insured.
Situations Where the Guarantee Amount may be Modified
Any changes to the policy resulting in a decrease of the Base Policy Specified Amount, including partial surrenders, will also result in a proportional reduction of the Guarantee Amount.

How the Grace Period under the Policy Operates with this Rider
If the policy enters a Grace Period (i.e., Lapse protection is not available under the Guaranteed Policy Continuation Provision of the policy or under the Rider), then additional Premium payments will be necessary to prevent Lapse. Nationwide will notify the policy owner in writing of:
(1)	the amount of Premium required to prevent the policy from Lapsing under Grace Period and Guaranteed Policy Continuation Provision; and
(2)	the amount of Premium required to increase the Net Accumulated Premium paid so that the the Monthly Premium Method test is satisfied.
Note: Generally the amount required to prevent the policy from Lapsing under the 10-Year Paid-Up Method test, if applicable, will be greater. Contact the Service Center to obtain this amount. If the 10-Year Paid-Up Method test is not satisfied at any time after the 10th policy year, that test will no longer apply.
This Rider and the policy to which it is attached will terminate unless sufficient Premium is paid within the 61-day Grace Period. This Rider cannot be reinstated after a Lapse, see Lapse.
Interaction with Other Riders
Overloan Lapse Protection Rider
While the policy is being kept from entering a Grace Period by this Rider, the Overloan Lapse Protection Rider cannot be invoked without first requesting termination of this Rider.
Invoking the Overloan Lapse Protection Rider at any other time will result in termination of this Rider and its charge.
Policy Split Option Rider
Before receiving any benefits under this Rider, an election to invoke the Policy Split Option Rider will result in termination of this Rider and its charge.
While receiving benefits under the Rider, the Policy Split Option Rider cannot be invoked without first terminating this Rider.
No Charge Four Year Term Insurance Rider or Four Year Term Insurance Rider
If either the No Charge Four Year Term Insurance Rider or the Four Year Term Insurance Rider is terminated by operation of this Rider then it cannot be reinstated and any charge under the terminated Rider will also terminate.
Additional Term Insurance Rider
If the Additional Term Insurance Rider is terminated by operation of this Rider, the charge for the Additional Term Insurance Rider will terminate. The policy owner may not reapply for the Additional Term Insurance Rider until the expiration of the Guarantee Duration.
Riders Terminating when Benefits under this Rider Commence
Once benefits commence under this Rider and before the end of the Guarantee Duration, no changes to the base policy will be permitted, i.e., changes to Total Specified Amount and addition of other optional Riders. In addition, if required by the terms of the Extended Death Benefit Guarantee Rider, other elected Riders may terminate or may need to be terminated by the policy owner before commencing benefits under this Rider.
If another Rider is terminated by operation of this Rider, charges under terminated Riders will end. The policy owner may not reapply for the terminated Rider(s) until the expiration of the Guarantee Duration.

Termination of the Extended Death Benefit Guarantee Rider
This Rider will terminate and no coverage will apply if any of the following occurs:
(1)	the policy owner elects to terminate this Rider. Termination will be effective the next business day following receipt at the Service Center of a written request to terminate. If the policy owner elects to terminate this Rider, Nationwide may require the policy owner to return the Rider and the policy for endorsement;
(2)	the Guarantee Duration ends; or
(3)	the policy Lapses, is surrendered, or otherwise terminates.
Note: This Rider cannot be reinstated if the policy Lapses.
Extended Death Benefit Guarantee Rider Charge
A monthly charge is deducted for the coverage provided by this Rider. The charge for each Base Policy Specified Amount segment is determined, and will vary, based on the Insureds' sexes, Issue Ages, underwriting classes, Guarantee Amount, and Guarantee Duration.
The Extended Death Benefit Guarantee Rider charge will be deducted proportionally from the Sub-Account and fixed investment options allocations, unless the policy owner elects Directed Monthly Deductions. Because the Extended Death Benefit Guarantee Rider charge is deducted from Cash Value, purchase of this Rider may reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value.
Policy Owner Services
Dollar Cost Averaging
Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations and promote a more stable Cash Value and Death Benefit over time. A policy owner may elect to participate in the dollar cost averaging program at the time of application or at a later date by submitting an election form to the Service Center. An election to participate in the program that is submitted after application will be effective at the end of the Valuation Period coinciding with the date requested or, if that date has passed or no date is specified, at the end of the Valuation Period during which the request was received, or the end of the free look period, whichever is later.
There is no charge for dollar cost averaging and dollar cost averaging transfers do not count as transfer events. Dollar cost averaging transfers will continue to be processed until there is no more value left in the originating investment option(s) or until a policy owner instructs Nationwide to terminate the service. Policy owners may direct Nationwide to automatically transfer specific amounts from the Fixed Account and the:
•	Nationwide Variable Insurance Trust - Federated NVIT High Income Bond Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT Government Bond Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT Money Market Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT Money Market Fund: Class V
to any other Sub-Account. Certain Sub-Accounts may or may not be available depending on when the policy was purchased, see Appendix A: Sub-Account Information for details on Sub-Account availability. Transfers from the Fixed Account must be no more than 1/30th of the Fixed Account value at the time the program is elected.
Nationwide does not assure the success of these strategies and cannot guarantee that dollar cost averaging will result in a profit or protect against a loss. A policy owner should carefully consider his or her financial ability to continue these programs over a long enough period of time to purchase Accumulation Units when their value is low, as well as when their value is high. Nationwide may modify, suspend, or discontinue these programs at any time. Nationwide will notify policy owners in writing 30 days before doing so.
Enhanced Dollar Cost Averaging
Periodically, Nationwide may offer enhanced dollar cost averaging programs. When offered, these programs will be available only at the time of application. All or a portion of the initial Premium may be applied to a program. Subsequent Premium is not eligible for inclusion in the program. Under an enhanced dollar cost averaging program, the interest rate credited to the initial Premium allocated to the Fixed Account will be greater than the interest rate credited to standard

Fixed Account allocations. Enhanced dollar cost averaging programs will last for one year and Cash Value attributable to the enhanced dollar cost averaging program will be transferred from the Fixed Account to the selected Sub-Account(s) based on the following schedule:
Beginning of Month	Fraction of Cash Value Transferred
2	1/11
3	1/10
4	1/9
5	1/8
6	1/7
7	1/6
8	1/5
9	1/4
10	1/3
11	1/2
12	Remaining Amount
Asset Rebalancing
A policy owner may elect to participate in an asset rebalancing program. Asset rebalancing involves the automatic rebalancing of the Cash Value in the chosen Sub-Accounts (up to 20) on a periodic basis. Cash Value allocated to the fixed investment options is not eligible for asset rebalancing. A policy owner can schedule asset rebalancing to occur every three, six, or 12 months on days when Nationwide prices Accumulation Units. There is no charge for asset rebalancing and it does not count as a transfer event.
A policy owner may elect to participate in an asset rebalancing program at the time of application or at a later date by submitting an election form to the Service Center. Unless elected otherwise, asset rebalancing will not affect the allocation of Premiums paid after beginning the program. Manual transfers will not automatically terminate the program. Termination of asset rebalancing will only occur as a result of specific instruction by a policy owner to do so. Nationwide may modify, suspend, or discontinue asset rebalancing programs at any time.
Automated Income Monitor
Automated Income Monitor is an optional systematic partial surrender and/or policy loan program that may be elected at any time, at no additional cost. This program is only available to policies that are not modified endowment contracts.
Automated Income Monitor programs are intended for policy owners who wish to take an income stream of scheduled payments from the Cash Value of the policy. The income stream is generated via partial surrenders until the policy cost basis is depleted, then through policy loans. Taking partial surrenders and/or policy loans may result in adverse tax consequences, will reduce policy values and therefore limit the ability to accumulate Cash Value, and may increase the likelihood the policy will Lapse. Before requesting the Automated Income Monitor program, policy owners should consult with financial and tax advisors.
At the time of application for a program, Nationwide will provide policy owners with an illustration of the proposed income stream and impacts to the Cash Value, Cash Surrender Value, and Death Benefit. Policy owners must submit this illustration along with an application when electing an Automated Income Monitor program. Programs will commence at the beginning of the next monthly anniversary after Nationwide receives the election form and illustration. On each policy anniversary thereafter Nationwide will provide an updated In Force illustration to assist policy owners in determining whether to continue, modify, or discontinue an elected program. Policy owners may request modification or termination of a program at any time by written request to the Service Center.
A policy owner’s program will be based on the policy's Cash Surrender Value at the time of election and each succeeding policy anniversary, and on the following elections:
(1)	Payment type:
(a)	Fixed Amount: If a policy owner elected payments of a fixed amount, the amount received will not vary with policy Investment Experience; however, the length of time the elected payment amount can be sustained will vary based on the illustration assumptions below and the policy's Investment Experience; or

(b)	Fixed Duration: If a policy owner elected payments for a fixed duration, the amount received during the first year will be based on the illustration assumptions below. After the first year, the amount will vary based on the illustration assumptions and policy Investment Experience to maintain the elected duration.
(2)	Illustration assumptions:
(a)	an assumed variable rate of return specified by the policy owner from the available options stated in the election form;
(b)	minimum Cash Surrender Value targeted by the policy owner to have remaining on the policy's Maturity Date, or other date specified by the policy owner. This dollar amount is used to calculate available income. It is not guaranteed to be the Cash Surrender Value on the specified date;
(c)	a policy owner may also request a change of death benefit option, or a decrease in Base Policy Specified Amount to be effective in conjunction with commencing a program or to occur at a future date; and
(d)	payment frequency: monthly; quarterly; semi-annually; or annually. Payments on a monthly basis are made by direct deposit (electronic funds transfer) only.
Generally, higher variable rate of return assumptions, a lower target Cash Surrender Value, and Death Benefit Option 1, will result in larger projected payments or longer projected durations. However, larger payments or longer duration may increase the likelihood the policy will Lapse.
Note: Policy owners are responsible for monitoring the policy to prevent Lapse. Nationwide will provide annual In Force illustrations based on current Cash Surrender Values and the elected illustration assumptions to assist policy owners with preventing Lapse. Policy owners may request modification or termination of a program at any time by written request to the Service Center.
Automated Income Monitor programs are subject to the following additional conditions:
(1)	To prevent adverse tax consequences, a policy owner can authorize Nationwide to make scheduled payments via policy loan when:
(a)	the policy's cost basis is reduced to zero;
(b)	a partial surrender within the first 15 policy years would be a taxable event;
(c)	or to prevent the policy from becoming a MEC, see Taxes.
Note: Partial surrenders and policy loans taken under the Automated Income Monitor program are subject to the same terms and conditions as other partial surrenders and policy loans, see Partial Surrender and Policy Loans.
(2)	While a program is in effect, no Premium payment reminder notices will be sent; however, Premium payments will be accepted.
(3)	Programs will terminate on the earliest of the following:
(a)	Nationwide’s receipt at the Service Center of a written request to terminate participation;
(b)	at the time the policy enters a Grace Period or terminates for any reason;
(c)	at the time of a requested partial surrender or policy loan outside the program;
(d)	upon a change of policy owner;
(e)	for income based on a fixed duration, the end of the period the policy owner specified at the time of election;
(f)	on any policy anniversary when the current Cash Surrender Value is less than or equal to the target Cash Surrender Value assumption the policy owner specified;
(g)	at any time the scheduled partial surrender or policy loan would cause the policy to fail to qualify as life insurance under Section 7702 of the Code; or
(h)	the policy's Maturity Date.
Additionally, the program will terminate when one of the following Riders is invoked or begins providing benefits: the Overloan Lapse Protection Rider, the Extended Death Benefit Guarantee Rider, and the Policy Split Option Rider.

Nationwide will notify policy owners upon termination of an Automated Income Monitor program. In addition, Nationwide may modify, suspend, or discontinue Automated Income Monitor programs at any time. Nationwide will notify policy owners in writing 30 days before doing so.
Policy Loans
After the expiration of the free look period and while the policy is In Force, a policy owner may take a policy loan. A policy loan will be effective as of the date Nationwide receives the policy owner's written request at the Service Center. Nationwide reserves the right to require written requests to be submitted on current Nationwide forms. Notwithstanding anything to the contrary set forth in this prospectus, Nationwide currently accepts requests submitted via telephone, subject to dollar amount limitations and payment and other restrictions to prevent fraud. Nationwide reserves the right to discontinue acceptance of telephonic requests at any time upon written notice. Contact the Service Center for current limitations and restrictions.
Taking a policy loan may increase the risk of Lapse and may result in adverse tax consequences. Unpaid loan interest charges accrue daily at a compounded annual interest rate and can cause the policy's Indebtedness to grow significantly. The policy owner should request an illustration demonstrating the impact of a policy loan on the policy's Cash Value, Cash Surrender Value, and Death Benefit Proceeds.
Loan Amount
The minimum loan amount is $200. At the time of a loan request, policy Indebtedness cannot exceed 90% of the Cash Value allocated to the Sub-Accounts plus 100% of the Cash Value allocated to the fixed investment options less any Surrender Charge. Nationwide pays the policy loan to the policy owner with assets from its general account. Nationwide then uses the policy's Cash Value as collateral for the loan as described below.
Collateral and the Policy Loan Account
As collateral for the policy loan, Nationwide deducts an amount equal to the policy loan from the policy's Cash Value. Collateral amounts are transferred from the Cash Value to the policy loan account (which is part of Nationwide's general account). Because the policy loan account does not participate in the Investment Experience of the Sub-Accounts, policy loans can permanently affect the Death Benefit Proceeds and the Cash Value of the policy, even if repaid. The policy loan account may be subject to Nationwide's creditors in the event of insolvency.
Amounts transferred from the policy's Cash Value equal to the policy loan account are deducted from the Sub-Accounts in the same proportion as the Sub-Account allocations, unless the policy owner has instructed otherwise. Nationwide will only transfer amounts from the Fixed Account if the loan amount exceeds 90% of the Cash Value allocated to the Sub-Accounts. Nationwide will only transfer amounts from the Long-Term Fixed Account if the Sub-Account and Fixed Account allocations are depleted.
The policy owner will earn interest on the collateral held in the policy loan account. Interest will accrue daily at no less than the guaranteed minimum rate stated on the Policy Data Pages. The interest earned on the policy loan account may be different than the rate earned on Cash Value allocated to the fixed investment options.
Interest Charged
Nationwide charges interest against policy Indebtedness. Indebtedness is the total amount of all outstanding policy loans, including principal and compounded interest due. The guaranteed maximum annualized interest charged rate is 3.90%. On a current basis, rates may change and may vary by policy year, subject to the guaranteed maximum. Policy loan interest charges may provide revenue for risk charges and profit.
If policy loan interest is not paid when due, policy Indebtedness will continue to compound at the interest rate in effect, see When Interest is Charged and Credited below. If not paid when due, Nationwide will deduct an amount equal to the unpaid interest from the policy's Cash Value and add it to the policy loan account causing the original policy loan amount (now, "Indebtedness") to increase by the amount of the unpaid interest charged. Amounts deducted from the policy's Cash Value as unpaid interest charges will be deducted from the Sub-Accounts and the fixed investment options in the same manner as a new loan.
Note: Over time, unpaid loan interest charges can cause the policy's Indebtedness to be significant. In some cases, policy Indebtedness may be significant enough to cause the policy to Lapse. In general, it is advantageous to repay Indebtedness and at a minimum, the interest charged on Indebtedness, at least annually.

Indebtedness is considered a part of the policy's Cash Value, therefore, upon a full surrender, Lapse, or maturity, the amount received in the original loan request(s), plus unpaid loan interest charged is considered "received" under the Code and may result in adverse tax consequences, see Surrender, Lapse, Maturity in Taxes.
When Interest is Charged and Credited
Interest charged against Indebtedness accrues daily. Interest earned on collateral also accrues daily. Nationwide will deduct interest charged on Indebtedness from the policy's Cash Value, and credit interest earned on collateral to the Cash Value:
•	Annually, at the end of a policy year;
•	At the time a new loan is requested;
•	When a loan repayment is made;
•	Upon the Surviving Insured's death;
•	Upon policy Lapse and/or;
•	Upon a full surrender of the policy.
In most cases, the interest earned on collateral and credited to the Cash Value will be less and in some cases, significantly less, than the interest charged against the Cash Value.
Repayment
The policy owner may repay all or part of policy Indebtedness at any time while the policy is In Force. The minimum loan repayment amount, if any, is stated in the policy. The policy owner should contact the Service Center to obtain loan pay-off amounts.
Note: Interest earned on collateral is not deducted from Indebtedness to calculate loan pay off amounts. If a loan repayment is made, the policy owner's Cash Value is credited with interest earned on collateral and the amount of the loan repayment is deducted from the policy's Indebtedness.
Nationwide will treat any payments made as Premium payments, unless the policy owner specifies that the payment should be applied against the policy's Indebtedness. It may be beneficial for the policy owner to repay Indebtedness before making additional Premium payments because Premium Load charges are deducted from Premium payments but not from loan repayments.
If the policy owner makes a loan repayment, it will be applied to the Sub-Accounts and the fixed investment options in accordance with the allocation instructions in effect at the time the payment is received, unless the policy owner indicates otherwise. If any portion of an outstanding loan balance has been transferred from the Long-Term Fixed Account, loan repayments will first be allocated to the Long-Term Fixed Account. Once any outstanding loan balance attributable to the Long-Term Fixed Account has been repaid, loan repayment allocations to the Long-Term Fixed Account will not be permitted: 1) to exceed $500,000 in any 12-month period (determined on a rolling basis considering any loan repayment allocations during the 12 months prior to the Valuation Period during which we receive a loan repayment); and/or 2) if, at the time the loan repayment is received, it would cause the policy's Cash Value allocated to the Long-Term Fixed Account to exceed $1,000,000.
Repaying Indebtedness will cause the Death Benefit and net Cash Surrender Value to increase accordingly.
Lapse
The policy is at risk of Lapsing when the Cash Surrender Value is insufficient to cover the monthly policy charges, including Rider charges, see Unfavorable Investment Experience. A policy owner can avoid Lapsing the policy by paying the amount required by the Guaranteed Policy Continuation Provision, purchasing and meeting the requirements of the Extended Death Benefit Guarantee Rider or, if elected, by invoking the Overloan Lapse Protection Rider to prevent the policy from Lapsing due to Indebtedness. Before any Lapse, there is a Grace Period during which a policy owner can take action to prevent the Lapse. Subject to certain conditions, a policy owner may reinstate a policy that has Lapsed.

Guaranteed Policy Continuation Provision
The policy provides for a guaranteed policy continuation provision referred to as the Initial Death Benefit Guarantee Period and shown on the Policy Data Pages. During the Initial Death Benefit Guarantee Period, the policy will not Lapse if at the time a Lapse would otherwise occur, the Premium paid, reduced for any Indebtedness, partial surrenders, and/or Returned Premiums, is equal to or greater than the sum of the Monthly Initial Death Benefit Guarantee Premium in effect for each respective month since the policy was issued.
The Monthly Initial Death Benefit Guarantee Premium required will vary by the Insureds' sexes, Issue Ages, underwriting classes, any Substandard Ratings, the Total Specified Amount and any Riders elected.
If a policy owner has made any changes to the policy after it is issued, including any policy loans or partial surrenders, increases or decreases to the Total Specified Amount, adding or terminating a Rider, and/or changing the death benefit option, the Monthly Initial Death Benefit Guarantee Premium may change. A change will result in reissued Policy Data Pages which will show the Monthly Initial Death Benefit Guarantee Premium. Upon request and for no charge, Nationwide will determine whether Premium payments, minus any Indebtedness and partial surrenders, and/or Returned Premiums are sufficient to keep the Guaranteed Policy Continuation Provision in effect.
When the Initial Death Benefit Guarantee Period ends, if the Cash Surrender Value remains insufficient to cover the monthly policy charges, the policy is at risk of Lapsing and a Grace Period will begin. There is no separate additional charge for the Guaranteed Policy Continuation Provision.
Duration of the Initial Death Benefit Guarantee Period
The Initial Death Benefit Guarantee Period begins when Nationwide issues the policy. The duration of the Initial Death Benefit Guarantee Period depends on the Insured's Issue Age on the Policy Date, as reflected in the following table:
Younger Insured's Attained Age at Policy Issuance:	18-69	70 or older
Duration of Initial Death Benefit Guarantee Period:	the lesser of 20 policy years or to the Younger Insured's Attained Age 75	five policy years
Grace Period
If the Cash Surrender Value on any monthly anniversary date is not sufficient to cover the current monthly deductions, then a Grace Period will begin. At the beginning of a Grace Period, the policy owner will receive a notice from Nationwide that will indicate the amount of Premium that must be paid to avoid Lapsing the policy. This amount is equal to the lesser of three times the current monthly deductions, or the amount of Premium that will bring the guaranteed policy continuation provision back into effect, if applicable. If not paid within 61 days, the policy and all Riders will Lapse.
The Grace Period will not alter the operation of the policy or the payment of Proceeds.
Reinstatement
A policy owner may reinstate a Lapsed policy by:
(1)	submitting, at any time within three years after the end of the Grace Period (or longer if required by state law) and before the Maturity Date, a written request to the Service Center to reinstate the policy;
(2)	providing evidence of insurability satisfactory to Nationwide;
(3)	paying sufficient Premium to keep the policy In Force for three months (or less if required by state law) from the date of reinstatement, or, if the policy is in the Initial Death Benefit Guarantee Period, paying the lesser of (a) and (b) where:
(a)	is the amount of Premium sufficient to keep the policy In Force for three months from the date of reinstatement; and
(b)	is the amount of Premium sufficient to bring the Guaranteed Policy Continuation Provision into effect;
(4)	paying sufficient Premium to cover all policy charges that were due and unpaid during the Grace Period; and
(5)	repaying or reinstating any Indebtedness that existed at the end of the Grace Period.

The policy owner may also reinstate coverage under certain Riders subject to satisfactory evidence of insurability.
The effective date of a reinstated policy, including any reinstated Riders, will be the monthly anniversary of the Policy Date on or next following the date Nationwide approves the application for reinstatement.
If the policy is reinstated, the Cash Value on the date of reinstatement will be set equal to the lesser of the Surrender Charge corresponding to the policy year in which the policy is reinstated or the Cash Value at the end of the most recent Grace Period. Nationwide will add any Premiums or loan repayments that were made to reinstate the policy to the Cash Value.
The Sub-Account allocations that were in effect at the start of the Grace Period will be reinstated, unless the policy owner indicates otherwise.
Surrenders
Full Surrender
The policy may be surrendered for the Cash Surrender Value at any time while it is In Force. A surrender will be effective as of the date Nationwide receives the policy owner’s written surrender request at the Service Center. Nationwide reserves the right to require written requests to be submitted on current Nationwide forms. Notwithstanding anything to the contrary set forth in this prospectus, Nationwide currently accepts requests submitted via telephone, subject to dollar amount limitations and payment and other restrictions to prevent fraud. Nationwide reserves the right to discontinue acceptance of telephonic requests at any time upon written notice. Contact the Service Center for current limitations and restrictions. Nationwide may also require the policy owner to return the policy. Nationwide may postpone payment of that portion of the Cash Surrender Value attributable to the fixed investment options for up to six months.
Policy Restoration after a Full Surrender
Prior to both Insureds’ death, Nationwide will permit restoration of a surrendered policy pursuant to established procedures to meet the requirements of state insurance law regarding the replacement of life insurance (i.e., use of the Proceeds from a surrendered policy to purchase a new policy). Restored policies will be treated as if they were never surrendered for all purposes, including Investment Experience, interest, and deduction of charges, see Policy Restoration Procedure in the Statement of Additional Information.
Partial Surrender
A policy owner may request a partial surrender of the policy's Cash Surrender Value at any time after the first policy year. A partial surrender will be effective as of the date Nationwide receives the policy owner's written request at the Service Center. Nationwide reserves the right to require written requests to be submitted on current Nationwide forms. Notwithstanding anything to the contrary set forth in this prospectus, Nationwide currently accepts requests submitted via telephone, subject to dollar amount limitations and payment and other restrictions to prevent fraud. Nationwide reserves the right to discontinue acceptance of telephonic requests at any time upon written notice. Contact the Service Center for current limitations and restrictions. A Partial Surrender Fee may be applied to each partial surrender that equals the lesser of $25 or 2% of the amount surrendered. Currently, Nationwide waives the partial surrender fee, see Partial Surrender Fee.
Nationwide reserves the right to limit the number of partial surrenders to one per policy year. The minimum amount of any partial surrender request is $200. In policy years 2-10, the maximum amount of a partial surrender in any given policy year is 10% of the Cash Surrender Value as of the beginning of the policy year. In policy years 11+, the maximum amount of a partial surrender is equal to the Cash Surrender Value less the greater of $500 or three times the most recent monthly deductions. Monthly deductions are calculated for each month, beginning on the Policy Date, as follows:
(1)	Mortality and Expense Risk Charge; plus
(2)	Administrative Per Policy Charge; plus
(3)	the monthly cost of any additional benefits provided by any Riders; plus
(4)	the Base Policy Specified Amount Cost of Insurance.

A partial surrender cannot cause the Total Specified Amount to be reduced below the Minimum Total Specified Amount indicated on the Policy Data Page, and after any partial surrender, the policy must continue to qualify as life insurance under Section 7702 of the Code. Partial surrenders may be subject to income tax penalties. They could also cause the policy to become a "modified endowment contract" under the Code, which could change the income tax treatment of any distribution from the policy, see Taxes.
If a policy owner takes a partial surrender, Nationwide will surrender Accumulation Units proportionally from the Sub-Accounts equal to the amount of the partial surrender. If there is insufficient value in the Sub-Accounts, Nationwide will surrender amounts from the fixed investment options.
Nationwide will surrender amounts allocated to the Long-Term Fixed only if there is insufficient value in the Sub-Accounts and the Fixed Account. The total of all partial surrenders and transfers from the Long-Term Fixed Account within any 12 month period is limited to the greater of:
(1)	$5,000; or
(2)	10% of the Cash Value in the Long-Term Fixed Account determined as of the monthly policy anniversary, coinciding with or last preceding the date 12 months prior to the beginning of the Valuation Period during which Nationwide received the request. If the request is received within one month after the first policy anniversary, the Cash Value of the Long-Term Fixed Account on the Policy Date will be used.
Reduction of the Base Policy Specified Amount due to a Partial Surrender
When a partial surrender is taken, the Base Policy Specified Amount will be reduced by the amount necessary to prevent an increase in the Net Amount At Risk . The Base Policy Specified Amount reduction will not exceed the partial surrender amount. The policy's charges going forward will be based on the new Base Policy Specified Amount.
Any reduction of the Base Policy Specified Amount will be made in the following order: against the most recent increase in the Base Policy Specified Amount, then against the next most recent increases in the Base Policy Specified Amount in succession, and finally, against the initial Base Policy Specified Amount.
The Death Benefit
Calculation of the Death Benefit
The Death Benefit will be calculated when Nationwide has received (at the Service Center) all information required to process the claim for Death Benefit Proceeds, including, but not limited to, proof that both Insureds have died and any other information Nationwide may reasonably require. The Death Benefit may be subject to an adjustment if an error or misstatement was made upon application, or if either Insured dies by suicide.
While the policy is In Force, the Death Benefit will never be less than the Base Policy Specified Amount. The Death Benefit will depend on the death benefit option elected, certain Riders, and the tax test elected as discussed in greater detail below. The Death Benefit may vary with the Cash Value of the policy, which is affected by Investment Experience, Indebtedness, and any due and unpaid monthly deductions that accrued during a Grace Period.
Death Benefit Options
Policy owners have a choice of one of three available death benefit options under the policy. If a death benefit option is not selected, Nationwide will issue the policy with Death Benefit Option 1. Not all death benefit options are available in all states.
Note: The Death Benefit will be the greater of the amount produced by the death benefit option in effect on the date of the Surviving Insured's death or the Minimum Required Death Benefit, see The Minimum Required Death Benefit.
Death Benefit Option 1: The Death Benefit will be the Total Specified Amount as of the Surviving Insured's date of death.
Death Benefit Option 2: The Death Benefit will be the Total Specified Amount plus the Cash Value as of the Surviving Insured's date of death.
Death Benefit Option 3: The Death Benefit will be the Total Specified Amount plus the accumulated premium account (which consists of all Premium payments plus interest), less any partial surrenders, as of the Surviving Insured's date of death.

The interest rate attributable to the accumulated premium account is referred to as the Death Benefit Option 3 Interest Rate and is stated on the Policy Data Page. The amount of the accumulated premium account will be no less than zero and no greater than twice the Total Specified Amount..
The Minimum Required Death Benefit
The policy has a Minimum Required Death Benefit. The Minimum Required Death Benefit is the lowest Death Benefit that will qualify the policy as life insurance under Section 7702 of the Code.
The tax tests for life insurance generally require that the policy have a significant element of life insurance and not be primarily an investment vehicle. At the time the policy is issued, the policy owner irrevocably elects one of the following tests to qualify the policy as life insurance under Section 7702 of the Code:
•	the cash value accumulation test; or
•	the guideline premium/cash value corridor test.
If a specific test is not elected, Nationwide will issue the policy with the guideline premium/cash value corridor test. If the cash value accumulation test is elected, the Overloan Lapse Protection Rider is not available.
Cash Value Accumulation Test
The cash value accumulation test determines the Minimum Required Death Benefit by multiplying the Cash Value by a percentage calculated as described in the Code. The percentages depend upon the Insureds' ages, sexes, and underwriting classifications. Under the cash value accumulation test, there is no limit to the amount that may be paid in Premiums as long as there is sufficient Death Benefit in relation to the Cash Value at all times.
Guideline Premium/Cash Value Corridor Test
The guideline premium/cash value corridor test determines the Minimum Required Death Benefit by comparing the Death Benefit to an applicable percentage of the Cash Value. These percentages are set out in the Code, but the percentage varies only by the Attained Age of the younger Insured.
In deciding which test to elect for the policy, consider the following:
•	The cash value accumulation test generally allows flexibility to pay more Premium, subject to Nationwide's approval of any increase in the policy's Net Amount At Risk that would result from higher Premium payments. Premium payments under the guideline premium/cash value corridor test are limited by Section 7702 of the Code.
•	Generally, the guideline premium/cash value corridor test produces a higher Death Benefit in the early years of the policy while the cash value accumulation test produces a higher Death Benefit in the policy's later years.
•	Monthly cost of insurance charges that vary with the amount of the Death Benefit may be greater during the years when the elected test produces a higher Death Benefit.
Regardless of which test is elected, Nationwide will monitor compliance to ensure that the policy meets the statutory definition of life insurance under the Code. As a result, the Proceeds payable under a policy should be excludable from gross income of the beneficiary for federal income tax purposes. Nationwide may refuse additional Premium payments or return Premium payments so that the policy continues to meet the Code's definition of life insurance. Consult a qualified tax advisor on all tax matters involving the policy.
Changes in the Death Benefit Option
After the first policy year, a policy owner may elect to change the death benefit option from either Death Benefit Option 1 to Death Benefit Option 2, or from Death Benefit Option 2 to Death Benefit Option 1. A policy owner may not change to Death Benefit Option 3. However, a policy owner may change from Death Benefit Option 3 to Death Benefit Option 1 or Death Benefit Option 2. Nationwide will permit only one change of death benefit option per policy year. The effective date of a change will be the monthly anniversary of the Policy Date following the date Nationwide approves the change.
For any change in the death benefit option to become effective, the Cash Surrender Value after the change must be sufficient to keep the policy In Force for at least three months.
Upon effecting a death benefit option change, the Total Specified Amount may be changed (either increased or decreased) so that the Net Amount At Risk is the same before the change and after the change on the date of the change. Because the policy's Net Amount At Risk remains the same before and after the change, changing the death benefit option and preserving the Net Amount At Risk by itself does not alter the policy charges. The policy charges going forward will be based on the adjusted Total Specified Amount. Depending on changes in factors such as fluctuations in the policy's Cash Value, these charges may increase or decrease after the death benefit option change.
The policy owner should request an illustration demonstrating the impact of a change in the policy's death benefit option.
Nationwide will refuse a death benefit option change that would reduce the Total Specified Amount to a level where the Premium already paid would exceed any premium limitations under the Code.
Where the policy owner has selected the guideline premium/cash value corridor test, a change in death benefit option will not be permitted if it results in the total Premium paid exceeding any premium limitations under Section 7702 of the Code.
Incontestability
Nationwide will not contest payment of the Death Benefit based on the initial Total Specified Amount after the policy has been In Force during the Insureds’ lifetimes for two years from the Policy Date, and, in some states, within two years from a reinstatement date. For any change in Total Specified Amount requiring evidence of insurability, Nationwide will not contest payment of the Death Benefit based on such increase after it has been In Force during the Insureds’ lifetimes for two years from its effective date, and, in some states, within two years from a subsequent reinstatement date. The incontestability period in some states may be less than two years.
Suicide
If either Insured dies by suicide within two years from the Policy Date, and, in some states, within two years of a reinstatement date, Nationwide will pay no more than the sum of the Premiums paid, less any Indebtedness, and less any partial surrenders. Similarly, if either Insured dies by suicide within two years from the date an application for an increase in the Total Specified Amount was accepted by Nationwide, and, in some states, within two years from a subsequent reinstatement date, Nationwide will pay no more than the Death Benefit Proceeds associated with insurance that has been In Force for at least two years from the Policy Date, plus the Cost of Insurance Charges associated with any increase in Total Specified Amount that has been In Force for a shorter period. The suicide period in some states may be less than two years.
Policy Maturity
If the policy is In Force on the Maturity Date, coverage will automatically be extended (unless otherwise elected by the policy owner) until the Surviving Insured's date of death at which time Proceeds will be paid to the beneficiary, see Extending Coverage beyond the Maturity Date.
If the policy owner elects not to extend coverage beyond the Maturity Date, Nationwide will pay the Proceeds generally within seven days after the written request for payment is received at the Service Center. Nationwide may postpone payment of the Proceeds on the days that it is unable to price Accumulation Units, see Valuation of Accumulation Units. The Proceeds will equal the policy's Cash Value minus any Indebtedness. The policy is terminated once the Proceeds are paid.
The primary purpose of extending coverage beyond the Maturity Date is to continue the life insurance coverage, and avoid current income taxes on any earnings in excess of the cost basis if the maturity Proceeds are taken, see Surrender, Lapse, Maturity in Taxes.
Assuming no Indebtedness exists on the Maturity Date and that no partial surrenders or loans are taken after the Maturity Date, the Proceeds after the Maturity Date will equal or exceed the Proceeds on the Maturity Date. However, because the loan interest rate charged may be greater than loan interest credited, if Indebtedness on or after the Maturity Date exists, Proceeds after the Maturity Date may be less than the Proceeds on the Maturity Date.
Extending Coverage Beyond the Maturity Date
The termination of some policy and/or Rider benefits will coincide with extension of coverage beyond the Maturity Date. If coverage is extended beyond the Maturity Date:
(1)	the policy's Total Specified Amount will be equal to the Base Policy Specified Amount on the date that the younger Insured reached or would have reached Attained Age 120, subject to any partial surrenders;
(2)	no changes to the Base Policy Specified Amount and/or the Total Specified Amount will be permitted;

(3)	no changes to the death benefit option will be permitted;
(4)	100% of the policy's Cash Value will be transferred to the Fixed Account;
(5)	if the Additional Term Insurance Rider is in effect, the extension of coverage will not apply to the Rider Specified Amount;
(6)	no additional Premium payments will be permitted;
(7)	no additional monthly periodic charges will be deducted;
(8)	loan interest will continue to be charged on Indebtedness; and
(9)	the policy owner can request partial surrenders.
Notwithstanding the above, if the Overloan Lapse Protection Rider was invoked, the Proceeds may be reduced, see Overloan Lapse Protection Rider.
Coverage beyond the Maturity Date will not be extended when the policy would fail the definition of life insurance under the Code.
Payment of Policy Proceeds
Treatment of Unclaimed Property
Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the policy Maturity Date or the date Nationwide becomes informed that a Death Benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, Nationwide is still unable to locate the beneficiary of the Death Benefit, or the beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be surrendered and placed in a non-interest bearing account. While in the non-interest bearing account, Nationwide will continue to perform due diligence required by state law. Once the state mandated period has expired, Nationwide will escheat the Death Benefit to the abandoned property division or unclaimed property office of the state in which the beneficiary or the policy owner last resided, as shown on Nationwide’s books and records, or to Ohio, Nationwide’s state of domicile. If a claim is subsequently made, the state is obligated to pay any such amount (without interest) to the designated recipient upon presentation of proper documentation.
To prevent escheatment, it is important to update beneficiary designations - including complete names, complete addresses, phone numbers, and social security numbers - as they change. Such updates should be sent to the Service Center.
Policy Settlement Options
Proceeds (Death Benefit, maturity Proceeds, or Cash Surrender Value) may be paid out in a lump sum, or in another form that is elected at application.
At any time before the Proceeds become payable, a policy owner may request to change the payout option by writing to the Service Center.
If more than one payout option is elected, at least $2,000 must be apportioned to each option and each payment (made at the specified interval) must be at least $20. The settlement options below are based on predetermined fixed payments.
If the policy owner does not make an election as to the form of the Proceeds, upon the Surviving Insured's death, the beneficiary may make the election. Changing the beneficiary of the policy will revoke the payout option(s) in effect at that time. Proceeds are neither assignable nor subject to claims of creditors or legal process. If the beneficiary does not make an election, Nationwide will pay the Proceeds in a lump sum.
Normally, Nationwide will make a lump sum payment of the Proceeds within seven days after the written request for payment is received at the Service Center. However, Nationwide may postpone payment of the Proceeds from the fixed investment options and/or on the days that it is unable to price Sub-Account Accumulation Units, see Valuation of Accumulation Units. Proceeds are paid from Nationwide’s general account. For payout options other than lump sum, Nationwide will issue a settlement contract in exchange for the policy.

Note that for the remainder of Payment of Policy Proceeds provision, "payee" means the person(s) entitled to the Proceeds.
Life Income with Payments Guaranteed Option
If the Life Income with Payments Guaranteed Option is elected, Nationwide will retain the Proceeds and make payments to the payee at specified intervals for a guaranteed period (10, 15, or 20 years) and, if the payee is still living at the end of the guaranteed period, the payments will continue for the rest of the payee’s life. During the guaranteed period, Nationwide will pay interest on the remaining Proceeds at a rate of at least 2.5% per annum, compounded annually. Nationwide will determine annually if any interest in excess of 2.5% will be paid. The Proceeds can be paid at the beginning of 12-, six, three, or one month intervals.
Once payments begin under this option, withdrawals are not permitted. If a payee dies before the guaranteed period has elapsed, Nationwide will make the remaining payments to the payee’s estate. If the payee dies after the guaranteed period has elapsed, no further payments will be made.
Joint and Survivor Life Option
If the Joint and Survivor Life Option was elected, Nationwide will retain the Proceeds and make equal payments to the payees at specified intervals for the life of the last surviving payee. The Proceeds can be paid at the beginning of 12-, six, three, or one month intervals.
Once payments begin under this option, withdrawals are not permitted. Payments will cease upon the death of the last surviving payee. Nationwide will make no payments to the last surviving payee's estate. It is possible that only one payment will be made under this option if both payees die prior to the first payment.
Life Income Option
If the Life Income Option is elected, Nationwide will use the Proceeds to purchase an annuity with the payee as annuitant. The amount payable will be based on current individual immediate annuity purchase rates in effect on the date the immediate annuity is elected. The Proceeds will be paid 30 days after this option is elected and future payments can be paid at the end of 12-, 6-, 3-, or 1-month intervals.
Once payments begin under this option, withdrawals are not permitted. Payments will cease upon the payee’s death. Nationwide will make no payments to the payee’s estate. It is possible that only one payment will be made under this option if the payee dies prior to the first payment.
Some or all of the payout options listed may not be available in all states. Forms of payout other than the three listed above may be requested, but are subject to Nationwide’s approval. Requests for other forms of payout must be based on fixed payments; no variable payment options are permitted. The amount of payments and duration of any other payout options will be determined by Nationwide.
Taxes
The tax treatment of life insurance policies under the Internal Revenue Code ("Code") is complex and the tax treatment of the policy will depend on the policy owner's particular circumstances. The policy owner should seek competent tax advice regarding the tax treatment of the policy given their situation. The following discussion provides a general overview of the Code's provisions relating to certain common life insurance policy transactions. Some of the items discussed below may not be applicable to the life insurance policy described herein. It is not and cannot be comprehensive, and it cannot replace personalized advice provided by a competent tax professional.
Types of Taxes
Federal Income Tax
Generally, the United States assesses a tax on income, which is broadly defined to include all items of income from whatever source, unless specifically excluded. Certain expenditures can reduce income for tax purposes and correspondingly the amount of tax payable. These expenditures are called deductions. While there are many more income tax concepts under the Code, the concepts of "income" and "deduction" are the most fundamental to the federal income tax treatment that pertains to this policy.

Federal Transfer Tax
In addition to the income tax, the United States also assesses a tax on some or all of the value of certain transfers of property made by gift while a person is living (the federal gift tax), and by bequest or otherwise at the time of a person's death (the federal estate tax).
The federal gift tax is imposed on the value of the property (including cash) transferred by gift. Each donor is allowed to exclude an amount per recipient from the value of present interest gifts. In addition, each donor is allowed a credit against the tax on five million dollars in lifetime gifts (calculated after taking into account the applicable exclusion amount). An unlimited marital deduction may be available for certain lifetime gifts made by the donor to the donor's spouse.
For 2011 and 2012, an estate of less than $5,000,000 (inclusive of certain pre-death gifts) will not incur a federal estate tax liability. Also, the American Taxpayer Relief Act ("ATRA") enacted on January 1, 2013, permanently provides for a maximum federal estate tax rate of 40% with an annually inflation adjusted $5 million exemption for estates of persons dying after December 31, 2012.
Under current law, an unlimited marital deduction is available for federal estate tax purposes for certain amounts that pass to the surviving spouse.
If the transfer is made to someone two or more generations younger than the transferor, the transfer may be subject to the federal generation-skipping transfer tax ("GSTT"). The GSTT provisions generally apply to the same transfers that are subject to estate or gift taxes. The GSTT is imposed at a flat rate equal to the maximum estate tax rate subject to any applicable exemptions. As with the estate tax, the GSTT tax has been repealed for 2010; however, ATRA permanently provides for a GSTT tax rate of 40% with an annually inflation adjusted $5 million exemption.
State and Local Taxes
State and local estate, inheritance, income and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary. While these taxes may or may not be substantial in every policy owner's case, state by state differences of these taxes preclude a useful description of them in this prospectus.
Buying the Policy
Federal Income Tax
Generally, the Code treats life insurance premiums as a nondeductible expense for income tax purposes.
Federal Transfer Tax
Generally, the Code treats the payment of premiums on a life insurance policy as a gift when the premium payment benefits someone else (such as when premium payments are paid by someone other than the policy owner). Gifts are not generally included in the recipient's taxable income. If the policy owner (whether or not they are the insured) transfers ownership of the policy to another person, the transfer may be subject to a federal gift tax.
Investment Gain in the Policy
The income tax treatment of changes in the policy's cash value depends on whether the policy is "life insurance" under the Code. If the policy meets the definition of life insurance, then the increase in the policy's cash value is not included in the policy owner's taxable income for federal income tax purposes unless it is distributed to the policy owner before the death of the insured.
To qualify as life insurance, the policy must meet certain tests set out in Section 7702 of the Code. Nationwide will monitor the policy's compliance with Code Section 7702, and take whatever steps are necessary to stay in compliance.
Diversification
In addition to meeting the tests required under Section 7702, Section 817(h) of the Code requires that the investments of the separate account be adequately diversified. Regulations under Code Section 817(h) provide that a variable life policy that fails to satisfy the diversification standards will not be treated as life insurance unless such failure was inadvertent, is corrected, and the policy owner or the issuer pays an amount to the IRS. If the failure to diversify is not corrected, the income and gain in the policy would be treated as taxable ordinary income for federal income tax purposes.
Nationwide will also monitor compliance with Code Section 817(h) and the regulations applicable to Section 817(h) and, to the extent necessary, take appropriate action to remain in compliance.

Representatives of the IRS have informally suggested, from time to time, that the number of underlying investment options available or the number of transfer opportunities available under a variable insurance product may be relevant in determining whether the product qualifies for the desired tax treatment. In 2003, the IRS issued formal guidance, in Revenue Ruling 2003-91, that indicates that if the number of underlying investment options available in a variable insurance product does not exceed 20, the number of underlying investment options alone would not cause the policy to not qualify for the desired tax treatment. The IRS has also indicated that exceeding 20 underlying investment options may be considered a factor, along with other factors including the number of transfer opportunities available under the policy, when determining whether the policy qualifies for the desired tax treatment. The revenue ruling did not indicate the number of underlying investment options, if any, that would cause the policy to not provide the desired tax treatment. Should the U.S. Secretary of the Treasury issue additional rules or regulations limiting: the number of underlying investment options, transfers between underlying investment options, exchanges of underlying investment options or changes in the investment objectives of underlying investment options such that the policy would no longer qualify as life insurance under Section 7702 of the Code, Nationwide will take whatever steps are available to remain in compliance.
Based on the above, the policy should be treated as life insurance for federal income tax purposes.
Periodic Withdrawals, Non-Periodic Withdrawals and Loans
The tax treatment described in this section applies to withdrawals and loans, premiums Nationwide accepts but then returns to meet the Code's definition of life insurance, and amounts used to pay the premium on any rider to the policy.
The income tax treatment of distributions of cash from the policy depends on whether the policy is also a "modified endowment contract" under the Code. Generally, the income tax consequences of owning a life insurance policy that is not a modified endowment contract are more advantageous than the tax consequences of owning a life insurance policy that is a modified endowment contract.
The policies offered by this prospectus may or may not be issued as modified endowment contracts. If a policy is issued as a modified endowment contract, it will always be a modified endowment contract; a policy that is not issued as a modified endowment contract can become a modified endowment contract due to subsequent transactions with respect to the policy, such as payment of additional premiums. If the policy is not issued as a modified endowment contract, Nationwide will monitor it and advise the policy owner if the payment of a premium, or other transaction, may cause the policy to become a modified endowment contract. It is only with the policy owner's written authorization that Nationwide will permit the policy to become a modified endowment policy. Otherwise, Nationwide will reject the requested action or refund any Premium paid in excess of the modified endowment limits.
Depending on the policy owner's circumstances, the use of the cash value of the policy to pay for the cost of any rider added to the base policy, could be treated as a distribution, and would be subject to the rules described below. Policy owners should seek competent tax advice regarding the tax treatment of the addition of any rider to the policy, based on the policy owner's individual facts and circumstances.
In general, interest the policy owner pays on a loan from a policy will not be deductable. Also, if a loan from a policy that is not a modified endowment contract is outstanding when the policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking a policy loan, the policy owner should consult a tax advisor as to the tax consequences.
When the Policy is Life Insurance that is a Modified Endowment Contract
Section 7702A of the Code defines modified endowment contracts as those life insurance policies issued or materially changed on or after June 21, 1988 on which the total premiums paid during the first 7 years exceed the amount that would have been paid if the policy provided for paid up benefits after 7 level annual premiums. Under certain conditions, a policy may become a modified endowment contract, or may become subject to a new 7 year testing period as a result of a "material change" or a "reduction in benefits" as defined by Section 7702A(c) of the Code.
All modified endowment contracts issued to the same owner by the same company during a single calendar year are required to be aggregated and treated as a single policy for purposes of determining the amount that is includible in income when a distribution occurs.
The Code provides special rules for the taxation of surrenders, partial surrenders, loans, collateral assignments, and other pre-death distributions from modified endowment contracts. Under these special rules, such transactions are taxable to the extent that at the time of the transaction the cash value of the policy exceeds the 'investment in the contract'

(generally, the net Premiums paid for the policy). In addition, a 10% tax penalty generally applies to the taxable portion of such distributions unless the policy owner is over age 59½ or disabled, or the distribution is part of a series of substantially equal periodic payments as defined in the Code.
When the Policy is Life Insurance that is NOT a Modified Endowment Contract
If the policy is not issued as a modified endowment contract, Nationwide will monitor premiums paid and will notify the policy owner when the policy is in jeopardy of becoming a modified endowment contract.
Distributions from life insurance policies that are not modified endowment contracts generally are treated as being first from the investment in the contract, and then from the income in the policy. Because premium payments are generally nondeductible, distributions not in excess of investment in the contract are generally not includible in income; instead, they reduce the owner's investment in the contract.
However, if a policy is not a modified endowment contract, a cash distribution during the first 15 years after a policy is issued that causes a reduction in death benefits may still be fully or partially taxable to the policy owner pursuant to Section 7702(f)(7) of the Code. The policy owner should carefully consider this potential tax ramification and seek further information before requesting any changes in the terms of the policy.
In addition, unlike a modified endowment contract, a loan from a life insurance policy that is not a modified endowment contract is not taxable when made, although it can be treated as a distribution if it is forgiven during the owner's lifetime. Distributions from policies that are not modified endowment contracts are not subject to the 10% early distribution penalty tax.
Surrender, Lapse, Maturity
A full surrender, cancellation of the policy by lapse, or the maturity of the policy on its maturity date may have adverse income tax consequences. If the amount received (or are deemed received upon maturity) plus total policy indebtedness exceeds the investment in the contract, then the excess generally will be treated as taxable ordinary income, regardless of whether or not the policy is a modified endowment contract. In certain circumstances, for example when the policy indebtedness is very large, the amount of tax could exceed the amount distributed to the policy owner at surrender.
The purpose of the maturity date extension feature is to permit the policy to continue to be treated as life insurance for tax purposes. Although Nationwide believes that the extension provision will cause the policy to continue to be treated as life insurance after the initially scheduled maturity date, that result is not certain due to a lack of specificity in the guidance on the issue. The policy owner should consult with a qualified tax advisor regarding the possible adverse tax consequences that could result from an extension of the scheduled maturity date.
Additional Medicare Tax
Effective January 1, 2013, Section 1411 of the Code imposes a surtax of 3.8% on certain net investment income received by individuals and certain trusts and estates. The surtax is imposed on the lesser of (a) net investment income or (b) the excess of the modified adjusted gross income over a threshold amount. For individuals, the threshold amount is $250,000 (married filing jointly); $125,000 (married filing separately); or $200,000 (single, or head of household (with qualifying person, or qualifying widow(er) with dependent child)). The threshold for an estate or trust that is subject to the surtax is generally equal to the dollar amount at which the highest tax bracket under section 1(e) begins for the taxable year; for 2016, that amount is $12,400.
Modified adjusted gross income is equal to adjusted gross income with several modifications; the policy owner should consult with a tax advisor regarding how to determine the policy owner's modified adjusted gross income for purposes of determining the applicability of the surtax.
Net investment income includes, but is not limited to, interest, dividends, capital gains, rent and royalty income, and income from nonqualified annuities; and may include taxable distributions from, and gain from the sale or surrenders of, life insurance policies.
Net investment income does not include, among other things, distributions from certain qualified plans (such as IRAs, Roth IRAs, and plans described in Internal Revenue Code Sections 401(a), 401(k), 403(a), 403(b) or 457(b)); however, such distributions, to the extent that they are includible in income for federal income tax purposes are includible in modified adjusted gross income.

Sale of a Life Insurance Policy
If a life insurance policy is sold for a gain, all or a portion of the gain will be treated as ordinary income. In Revenue Ruling 2009-13, the IRS concluded that the amount of gain realized from the sale of a life insurance policy is equal to the amount received (which can include relief from, or assumption of debt) over the owner's basis in the policy. The portion of the gain that is equal to the excess of the cash surrender value over the investment in the policy would be treated as ordinary income; any additional gain would be short or long-term capital gain, depending on the holding period. The ruling also concluded that the owner's basis in the policy that is used to calculate the gain resulting from the sale of the life insurance policy is the investment in the policy reduced by the cost of insurance previously paid out of the cash value. Consequently, a sale may result in more gain than a surrender for the same amount.
Exchanging the Policy for Another Life Insurance Policy
Generally, policy owners will be taxed on amounts received in excess of premium payments when the policy is surrendered in full. If, however, the policy is exchanged for another life insurance policy, modified endowment contract, or annuity contract, the transaction will not be taxed on the excess amount if the exchange meets the requirements of Code Section 1035. To meet Section 1035 requirements, the insured named in the policy must be the insured for the new policy. Generally, the new policy or contract will be treated as having the same issue date and tax basis as the old policy or contract.
If the policy or contract is subject to a policy indebtedness that is discharged as part of the exchange transaction, the discharge of the indebtedness may be taxable. Policy owners should consult with their personal tax or legal advisors in structuring any policy exchange transaction.
Federal Income Taxation of Death Benefits
Death of Insured
The death benefit is generally excludable from the beneficiary's gross income under Section 101 of the Code by reason of the insured’s death. However, if the policy had been transferred to a new policy owner for valuable consideration (e.g., through a sale of the policy), a portion of the death benefit may be includible in the beneficiary's gross income when it is paid.
The payout option selected by the policy's beneficiary may affect how the payments received by the beneficiary are taxed. Under the various payout options, the amount payable to the beneficiary may include earnings on the death benefit, which will be taxable as ordinary income. For example, if the beneficiary elects to receive interest only, then the entire amount of the interest payment will be taxable to the beneficiary; if a periodic payment (whether for a fixed period or for life) is selected, then a portion of each payment will be taxable interest income, and a portion will be treated as the nontaxable payment of the death benefit. The policy's beneficiaries should consult with their tax advisors to determine the tax consequences of electing a payout option, based on their individual circumstances.
Accelerated Death Benefits
The death benefit under a life insurance policy may be distributed at a time earlier than the death of the insured, and all or a portion of the distribution may still be excludable from gross income under Section 101 of the Code.
Terminal Illness
The death benefit under a life insurance policy may be distributed when the insured is considered a "terminally ill individual" as that term is defined under Section 101 of the Code. In this situation the distribution is treated as paid by reason of death of the insured and will generally be excluded from the beneficiary’s gross income, see Terminal Illness.
Federal Transfer (Estate, Gift and Generation Skipping Transfer) Taxes
When the insured dies, the death benefit will generally be included in the insured's federal gross estate if: (1) the proceeds were payable to or for the benefit of the insured's estate; or (2) the insured held any "incident of ownership" in the policy at death or at any time within three years of death. An incident of ownership, in general, is any right in the policy that may be exercised by the policy owner, such as the right to borrow on the policy or the right to name a new beneficiary.
If the beneficiary is two or more generations younger than the insured, the death benefit may be subject to the GSTT. Pursuant to regulations issued by the U.S. Secretary of the Treasury, Nationwide may be required to withhold a portion of the proceeds and pay them directly to the IRS as the GSTT payment.

If the policy owner is not the insured or a beneficiary, payment of the death benefit to the beneficiary will be treated as a gift to the beneficiary from the policy owner.
Special Considerations for Corporations
Special federal income tax considerations for life insurance policies owned by employers
Sections 101(j) and 6039I of the Code provide special rules regarding the tax treatment of death benefits that are payable under life insurance policies owned by the employer of the insured. These provisions are generally effective for life insurance policies issued after August 17, 2006. If a life insurance policy was issued on or before August 17, 2006, but materially modified after that date, it will be treated as having been issued after that date for purposes of Section 101(j). Policies issued after August 17, 2006 pursuant to a Section 1035 exchange generally are excluded from the operation of these provisions, provided that the policy received in the exchange does not have a material increase in death benefit or other material change with respect to the old policy.
Section 101(j) provides the general rule that, with respect to an employer-owned life insurance policy, the amount of death benefit payable directly or indirectly to the employer that may be excluded from income cannot exceed the sum of premiums and other payments paid by the policy owner for the policy. Consequently, under this general rule, the entire death benefit, less the cost to the policy owner, will be taxable. Although Section 101(j) is not clear, if lifetime distributions from the policy are made as a nontaxable return of premium, it appears that the reduction would apply for Section 101(j) purposes and reduce the amount of premiums for this purpose.
There are two exceptions to this general rule of taxability, provided that statutory notice, consent, and information requirements are satisfied. First, if proper notice and consent are given and received, and if the insured was an employee at any time during the 12-month period before the insured's death, then Section 101(j) would not apply.
Second, if proper notice and consent are given and received and, at the time that the policy is issued, the insured is either a director, a "highly compensated employee" (within the meaning of Section 414(q) of the Code without regard to paragraph (1)(B)(ii) thereof), or a "highly compensated individual" (within the meaning of Section 105(h)(5), except "35%" is substituted for "25%" in paragraph (C) thereof), then Section 101(j) would not apply.
Code Section 6039I requires any policy owner of an employer-owned policy to file an annual return showing (a) the number of employees of the policy owner, (b) the number of such employees insured under employee-owned policies at the end of the year, (c) the total amount of insurance in force with respect to those policies at the end of the year, (d) the name, address, taxpayer identification number and type of business of the policy owner, and (e) that the policy owner has a valid consent for each insured (or, if all consents are not obtained, the number of insured employees for whom such consent was not obtained). Proper recordkeeping is also required by this section.
It is the employer's responsibility to (a) provide the proper notice to each insured, (b) obtain the proper consent from each insured, (c) inform each insured in writing that the employer-owner will be the beneficiary of any proceeds payable upon the death of the insured, and (d) file the annual return required by Section 6039I. If the employer-owner fails to provide the necessary notice and information, or fails to obtain the necessary consent, the death benefit will be taxable when received. If the employer-owner fails to file a properly completed return under Section 6039I, a penalty may apply.
Limitation on interest and other business deductions
Section 264 of the Code imposes a number of limitations on the interest and other business deductions that may otherwise be available to businesses that own life insurance policies. In addition, the premium paid by a business for a life insurance policy is not deductible as a business expense or otherwise if the business is directly or indirectly a beneficiary of the policy.
For purposes of the alternative minimum tax ("AMT") that may be imposed on corporations, the death benefit from a life insurance policy, even though excluded from gross income for normal tax purposes, is included in "adjusted current earnings" for AMT purposes. In addition, although increases to the cash surrender value of a life insurance policy are generally excluded from gross income for normal income tax purposes, such increases are included in adjusted current earnings for income tax purposes.
Due to the complexity of these rules, and because they are affected by the policy owner's facts and circumstances, the policy owner should consult with legal and tax counsel and other competent advisors regarding these matters.
Federal appellate and trial courts have examined the economic substance of transactions involving life insurance policies owned by corporations. These cases involved relatively large loans against the policy's cash value as well as tax deductions for the interest paid on the policy loans by the corporate policy owner to the insurance company. Under the particular factual circumstances in these cases, the courts determined that the corporate policy owners should not have taken tax deductions for the interest paid. Accordingly, the court determined that the corporations should have paid taxes on the amounts deducted. Corporations should consider, in consultation with tax advisors familiar with these matters, the impact of these decisions on the corporation's intended use of the policy.
Business Uses of the Policy
The life insurance policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans, and others. The tax consequences of these plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the policy owner is contemplating using the policy in any arrangement the value of which depends in part on its tax consequences, the policy owner should be sure to consult a tax advisor as to tax attributes of the arrangement.
Non-Resident Aliens and Other Persons Who are Not Citizens of the United States
Special income tax laws and rules apply to non-resident aliens of the United States including certain withholding requirements with respect to pre-death distributions from the policy. In addition, foreign law may impose additional taxes on the policy, the death benefit, or other distributions and/or ownership of the policy.
In addition, special gift, estate and GSTT laws and rules may apply to non-resident aliens, and to transfers to persons who are not citizens of the United States, including limitations on the marital deduction if the surviving or donee spouse is not a citizen of the United States.
If the policy owner is a non-resident alien, or a resident alien, or if any of the policy's beneficiaries (including the policy owner's spouse) are not citizens of the United States, the policy owner should confer with a competent tax advisor with respect to the tax treatment of this policy.
If the policy owner, the insured, the beneficiary, or other person receiving any benefit or interest in or from the policy, are not both a resident and citizen of the United States, there may be a tax imposed by a foreign country that is in addition to any tax imposed by the United States. The foreign law (including regulations, rulings, treaties with the United States, and case law) may change and impose additional or increased taxes on the policy, payment of the death benefit, or other distributions and/or ownership of the policy.
FATCA
Under Sections 1471 through 1474 of the Internal Revenue Code (commonly referred to as FATCA), distributions from a policy to a foreign financial institution or to a nonfinancial foreign entity, each as described by FATCA, may be subject to United States tax withholding at a flat rate equal to 30% of the taxable amount of the distribution, irrespective of the status of any beneficial owner of the policy or of the distribution. Nationwide may require you to provide certain information or documentation (e.g., Form W-9 or Form W-8BEN) to determine its withholding requirements under FATCA.
Withholding and Tax Reporting
Distribution of taxable income from a life insurance policy, including a life insurance policy that is a modified endowment contract, is subject to federal income tax withholding. Generally, the recipient may elect not to have the withholding taken from the distribution. Nationwide will withhold income tax unless the policy owner advises Nationwide, in writing, of their request not to withhold. If the policy owner requests that taxes not be withheld, or if the taxes withheld are insufficient, the policy owner may be liable for payment of an estimated tax.
A policy owner is not permitted to waive withholding if the payee does not provide Nationwide with a taxpayer identification number; or if Nationwide receives notice from the Internal Revenue Service that the taxpayer identification number furnished by the payee is incorrect. In that instance, a distribution will be subject to withholding rates established by Section 3405 of the Code and will be applied against the amount of income that is distributed.
However, interest earned on a death benefit may be subject to mandatory back-up withholding. Mandatory backup withholding means that Nationwide is required to withhold taxes on income earned at the rate established by Section 3406 of the Code. Mandatory backup withholding may arise if Nationwide has not been provided a taxpayer identification number, or if the IRS notifies Nationwide that back-up withholding is required.
In certain employer-sponsored life insurance arrangements, participants may be required to report for income tax purposes, one or more of the following:

•	the value each year of the life insurance protection provided;
•	an amount equal to any employer-paid Premiums;
•	some or all of the amount by which the current value exceeds the employer's interest in the policy; and/or
•	interest that is deemed to have been forgiven on a loan that Nationwide deems to have been made by the employer.
Participants in an employer-sponsored plan relating to this policy should consult with the sponsor or the administrator of the plan, and/or with their personal tax or legal advisor to determine the tax consequences, if any, of their employer-sponsored life insurance arrangements.
Taxes and the Value of the Policy
For federal income tax purposes, a separate account is not a separate entity from the company. Thus, the tax status of the separate account is not distinct from our status as a life insurance company. Investment income and realized capital gains on the assets of the separate account are reinvested and taken into account in determining the value of Accumulation Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the policies.
At present, Nationwide does not expect to incur any federal income tax liability that would be chargeable to the Accumulation Units. Based upon these expectations, no charge is being made against the policy's Accumulation Units for federal income taxes. If, however, Nationwide determines that taxes may be incurred, Nationwide reserves the right to assess a charge for these taxes.
Nationwide may also incur state and local taxes (in addition to those described in the discussion of the Premium Taxes) in several states. At present, these taxes are not significant. If they increase, however, charges for such taxes may be made that would decrease the value of the policy's Accumulation Units.
Tax Changes
The foregoing is a general discussion of various tax matters pertaining to life insurance policies. It is based on our understanding of federal tax laws as currently interpreted by the IRS, is general and is not intended as tax advice. The policy owner should consult their independent legal, tax and/or financial advisor.
The Code has been subjected to numerous amendments and changes, and it is reasonable to believe that it will continue to be revised. The United States Congress has, in the past, considered numerous legislative proposals that, if enacted, could change the tax treatment of life insurance policies. For example the "FY 2013, Budget of the United States Government" includes a proposal which, if enacted, would affect the treatment of corporate owned life insurance policies by limiting the availability of certain interest deductions for companies that purchase those policies. No proposed statutory language has been released yet, so the specifics of the proposal cannot be addressed herein. Such a proposal, if enacted, could have an adverse tax impact on the ownership of life insurance by or for the benefit of business entities. It is reasonable to believe that such proposals, and future proposals, may be enacted into law. The U.S. Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing law that may differ from its current positions on these matters. In addition, current state law (which is not discussed herein) and future amendments to state law may affect the tax consequences of the policy.
Any or all of the foregoing may change from time to time without any notice, and the tax consequences arising out of a policy may be changed retroactively. There is no way of predicting if, when, or to what extent any such change may take place. Nationwide make no representation as to the likelihood of the continuation of these current laws, interpretations, and policies.
Nationwide Life and Annuity Insurance Company
Nationwide, the depositor, is a stock life insurance company organized under Ohio law in March 1981, with its home office at One Nationwide Plaza, Columbus, Ohio 43215. Nationwide is a provider of life insurance, annuities, and retirement products.
Nationwide is a member of the Nationwide group of companies. Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company (the "Companies") are the ultimate controlling persons of the Nationwide group of companies. The Companies were organized under Ohio law in December 1925 and 1933 respectively. The Companies engage in a general insurance and reinsurance business, except life insurance.

Nationwide VL Separate Account-G
Organization, Registration, and Operation
Nationwide VL Separate Account-G is a separate account established under Ohio law. Nationwide owns the assets in this account and is obligated to pay all benefits under the policies. Nationwide may use the separate account to support other variable life insurance policies that it issues. The separate account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and qualifies as a "separate account" within the meaning of federal securities laws. For purposes of federal securities laws, the separate account is, and will remain, fully funded at all times. This registration does not involve the SEC's supervision of the separate account's management or investment practices or policies.
The separate account is divided into Sub-Accounts that invest in shares of the underlying mutual funds. Nationwide buys and sells the mutual fund shares at their respective NAV. Any dividends and distributions from a mutual fund are reinvested at NAV in shares of that mutual fund.
Income, gains, and losses, whether or not realized, from the assets in the separate account will be credited to, or charged against, the separate account without regard to Nationwide's other income, gains, or losses. Income, gains, and losses credited to, or charged against, a Sub-Account reflect the Sub-Account's own Investment Experience and not the investment experience of Nationwide's other assets. The separate account's assets are held separately from Nationwide’s other assets and are not part of Nationwide’s general account. Nationwide may not use the separate account's assets to pay any of its liabilities other than those arising from the policies. Nationwide will hold assets in the separate account equal to its liabilities. The separate account may include other Sub-Accounts that are not available under the policies, and are not discussed in this prospectus.
Nationwide does not guarantee any money placed in this separate account. The value of each Sub-Account will increase or decrease, depending on the Investment Experience of the corresponding mutual fund. A policy owner could lose some or all of their money.
Addition, Deletion, or Substitution of Mutual Funds
Where permitted by applicable law, Nationwide reserves the right to:
•	remove, close, combine, or add Sub-Accounts and make new Sub-Accounts available;
•	substitute shares of another mutual fund, which may have different fees and expenses, for shares of an existing mutual fund;
•	transfer assets supporting the policies from one Sub-Account to another, or from one separate account to another;
•	combine the separate account with other separate accounts, and/or create new separate accounts;
•	deregister the separate account under the 1940 Act, or operate the separate account or any Sub-Account as a management investment company under the 1940 Act or as any other form permitted by law; and
•	modify the policy provisions to reflect changes in the Sub-Accounts and the separate account to comply with applicable law.
Nationwide reserves the right to make other structural and operational changes affecting this separate account.
Nationwide will provide notice of any of the changes above. Also, to the extent required by law, Nationwide will obtain the required orders, approvals, and/or regulatory clearance from the appropriate government agencies (such as the various insurance regulators or the SEC). Also, to the extent required by state law, Nationwide will accept an irrevocable election from the policy owner to transfer 100% of the policy's Cash Value to the Fixed Account if received within 60 days after the date the policy owner received notification of a material change in the investment policy of the separate account.
Substitution of Securities
Nationwide may substitute, eliminate, or combine shares of another underlying mutual fund for shares already purchased or to be purchased in the future if either of the following occurs:
(1)	shares of a current underlying mutual fund are no longer available for investment; or
(2)	further investment in an underlying mutual fund is inappropriate.

No substitution of shares may take place without the prior approval of the SEC. All affected policy owners will be notified in the event there is a substitution, elimination, or combination of shares.
The substitute mutual fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Premium, or both. Nationwide may close Sub-Accounts to allocations of Premiums or policy value, or both, at any time in its sole discretion. The mutual funds, which sell their shares to the Sub-Accounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Sub-Accounts.
Deregistration of the Separate Account
Nationwide may deregister Nationwide VL Separate Account-G under the 1940 Act in the event the separate account meets an exemption from registration under the 1940 Act, if there are no shareholders in the separate account or for any other purpose approved by the SEC.
All policy owners will be notified in the event Nationwide deregisters Nationwide VL Separate Account-G.
Voting Rights
Although the separate account owns the mutual fund shares, policy owners are the beneficial owner of those shares. When a matter involving a mutual fund is subject to shareholder vote, unless there is a change in existing law, Nationwide will vote the separate account's shares only as instructed by policy owners.
When a shareholder vote occurs, a policy owner will have the right to instruct Nationwide how to vote. The weight of each vote is based on the number of mutual fund shares that corresponds to the amount of Cash Value a policy has allocated to that mutual fund's Sub-Account (as of a date set by the mutual fund). Nationwide will vote shares for which no instructions are received in the same proportion as those that are received. What this means is that when only a small number of policy owners vote, each vote has a greater impact on, and may control the outcome of the vote.
Material Conflicts
The underlying mutual funds may be offered through separate accounts of other insurance companies, as well as through other separate accounts of Nationwide. Nationwide does not anticipate any disadvantages to this. However, it is possible that a conflict may arise between the interests of the variable account and one or more of the other separate accounts in which these underlying mutual funds participate.
Material conflicts may occur due to a change in law affecting the operations of variable life insurance policies and variable annuity contracts, or differences in the voting instructions of the policy owners and those of other companies. If a material conflict occurs, Nationwide will take whatever steps are necessary to protect policy owners and variable annuity payees, including withdrawal of the variable account from participation in the underlying mutual fund(s) involved in the conflict.
Legal Proceedings
Nationwide Life and Annuity Insurance Company
Nationwide Financial Services, Inc. (NFS, or collectively with its subsidiaries, "the Company") was formed in November 1996. NFS is the holding company for Nationwide Life Insurance Company (NLIC), Nationwide Life and Annuity Insurance Company (NLAIC) and other companies that comprise the life insurance and retirement savings operations of the Nationwide group of companies (Nationwide). This group includes Nationwide Financial Network (NFN), an affiliated distribution network that markets directly to its customer base. NFS is incorporated in Delaware and maintains its principal executive offices in Columbus, Ohio.
The Company is subject to legal and regulatory proceedings in the ordinary course of its business. The Company's legal and regulatory matters include proceedings specific to the Company and other proceedings generally applicable to business practices in the industries in which the Company operates. These matters are subject to many uncertainties, and given their complexity and scope, their outcomes cannot be predicted. Regulatory proceedings could also affect the outcome of one or more of the Company's litigation matters. Furthermore, it is often not possible to determine the ultimate outcomes of the pending regulatory investigations and legal proceedings or to provide reasonable ranges of potential losses with any degree of certainty. Some matters, including certain of those referred to below, are in very preliminary stages, and the Company does not have sufficient information to make an assessment of the plaintiffs' claims for liability or damages. In some of the cases seeking to be certified as class actions, the court has not yet decided whether a class will be certified or (in the event of certification) the size of the class and class period. In many of the cases, the plaintiffs are seeking undefined amounts of damages or other relief, including punitive damages and equitable remedies, which are difficult to quantify and cannot be defined based on the information currently available. The Company believes, however, that based on currently known information, the ultimate outcome of all pending legal and regulatory matters is not likely to have a material adverse effect on the Company's condensed consolidated financial position. Nonetheless, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that such outcomes could materially affect the Company's condensed consolidated financial position or results of operations in a particular quarter or annual period.
The various businesses conducted by the Company are subject to oversight by numerous federal and state regulatory entities, including but not limited to the Securities and Exchange Commission, the Financial Industry Regulatory Authority, the Department of Labor, the Internal Revenue Service, the Federal Reserve Bank and state insurance authorities. Such regulatory entities may, in the normal course, be engaged in general or targeted inquiries, examinations and investigations of the Company and/or its affiliates. The financial services industry has been the subject of increasing scrutiny in connection with a broad spectrum of regulatory issues; with respect to all such scrutiny directed at the Company and/or its affiliates, the Company is cooperating with regulators. The Company will cooperate with Nationwide Mutual Insurance Company (NMIC) insofar as any inquiry, examination or investigation encompasses NMIC’s operations.
On August 15, 2001, NFS and NLIC were named in a lawsuit filed in the United States District Court for the District of Connecticut entitled Lou Haddock, as trustee of the Flyte Tool & Die, Incorporated Deferred Compensation Plan, et al v. Nationwide Financial Services, Inc. and Nationwide Life Insurance Company. On November 18, 2009, the plaintiffs filed a sixth amended complaint amending the list of named plaintiffs and claiming to represent a class of qualified retirement plan trustees under the Employee Retirement Income Security Act of 1974 (ERISA) that purchased variable annuities from NLIC. The plaintiffs allege that they invested ERISA plan assets in their variable annuity contracts and that NLIC and NFS breached ERISA fiduciary duties by allegedly accepting service payments from certain mutual funds. The complaint seeks damages in an amount equivalent to some or all of the payments allegedly received by NFS and NLIC, other unspecified relief for restitution, declaratory and injunctive relief, and attorneys fees. On November 6, 2009, the Court granted the plaintiffs motion for class certification. On October 21, 2010, the District Court dismissed NFS from the lawsuit. On February 6, 2012, the Second Circuit Court of Appeals vacated the November 6, 2009 order granting class certification and remanded the case back to the District Court for further consideration. On September 6, 2013, the District Court granted the plaintiffs motion for class certification. On December 11, 2014, the plaintiffs filed a 7th Amended Complaint adding another sub class of defendants that held trust platform products. On December 11, 2014, plaintiff filed a motion for preliminary approval of settlement. On January 5, 2015, the Court signed the Order Preliminarily Approving Settlement and Approving Form and Manner of Notice. On March 31, 2015, the Court held a Fairness Hearing. On April 9, 2015, the Court entered the Final Order and Consent Judgment. The Company has paid the loss amount. In November 2015, the settlement administrator mailed settlement checks to class members.
Nationwide Investment Services Corporation
The general distributor, NISC, is not engaged in any litigation of any material nature.
Financial Statements
The Statement of Additional Information ("SAI") contains the financial statements of Nationwide VL Separate Account-G and the consolidated financial statements of Nationwide Life and Annuity Insurance Company and subsidiary (the Company). Policy owners may obtain a copy of the SAI FREE OF CHARGE by contacting the Service Center. Please consider the consolidated financial statements of the Company only as bearing on Nationwide’s ability to meet the obligations under the policy. Policy owners should not consider the consolidated financial statements of the Company as affecting the investment performance of the assets of the separate account.

Appendix A: Sub-Account Information
Below is a list of the available Sub-Accounts and information about the corresponding underlying mutual funds in which they invest. The underlying mutual funds in which the Sub-Accounts invest are designed primarily as investments for variable annuity contracts and variable life insurance policies issued by insurance companies. There is no guarantee that the investment objectives will be met.
Please refer to the prospectus for each underlying mutual fund for more detailed information.

Designations Key:
STTF:	The underlying mutual fund corresponding to this Sub-Account assesses (or reserves the right to assess) a short-term trading fee, see Short-Term Trading Fees.
FF:	The underlying mutual fund corresponding to this Sub-Account primarily invests in other mutual funds. Therefore, a proportionate share of the fees and expenses of any acquired funds are indirectly borne by investors. As a result, investors in this Sub-Account may incur higher charges than if the assets were invested in an underlying mutual fund that does not invest in other mutual funds. Refer to the prospectus for this underlying mutual fund for more information.
VOL:	This underlying mutual fund uses a volatility management strategy to reduce a policy owner’s exposure to equity investments when equity markets are volatile which may limit investment losses in a down market. However, use of such a strategy may also limit the growth of the policy’s Cash Value. Allocation to this type of investment option may result in foregone investment gains that could otherwise be realized by investing in riskier investment options.
AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Dynamic Asset Allocation Portfolio: Class A
This Sub-Account is only available in policies issued before May 1, 2014
Investment Advisor:	AllianceBernstein L.P.
Investment Objective:	To maximize total return consistent with the Adviser’s determination of reasonable risk.
AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Small/Mid Cap Value Portfolio: Class A
Investment Advisor:	AllianceBernstein L.P.
Investment Objective:	Long-term growth of capital.
American Century Variable Portfolios II, Inc. - American Century VP Inflation Protection Fund: Class I
Investment Advisor:	American Century Investment Management, Inc.
Investment Objective:	The fund pursues long-term total return using a strategy that seeks to protect against U.S. inflation.
American Century Variable Portfolios II, Inc. - American Century VP Inflation Protection Fund: Class II
This Sub-Account is no longer available to receive transfers or new premium payments effective May 1, 2012
Investment Advisor:	American Century Investment Management, Inc.
Investment Objective:	Long-term total return using a strategy that seeks to protect against U.S. inflation.
American Century Variable Portfolios, Inc. - American Century VP Mid Cap Value Fund: Class I
This Sub-Account is only available in policies issued before May 1, 2013
Investment Advisor:	American Century Investment Management, Inc.
Investment Objective:	Long-term capital growth with income as a secondary objective.
BlackRock Variable Series Funds, Inc. - BlackRock Global Allocation V.I. Fund: Class I
Investment Advisor:	BlackRock Advisors, LLC
Sub-advisor:	BlackRock Investment Management, LLC
Investment Objective:	To seek high total investment return.
BlackRock Variable Series Funds, Inc. - BlackRock Global Allocation V.I. Fund: Class II
This Sub-Account is no longer available to receive transfers or new premium payments effective May 1, 2012
Investment Advisor:	BlackRock Advisors, LLC
Sub-advisor:	BlackRock Investment Management, LLC
Investment Objective:	Seek high total investment return.

Delaware VIP Trust - Delaware VIP Small Cap Value Series: Service Class
Investment Advisor:	Delaware Management Company, Inc.
Investment Objective:	The fund seeks capital appreciation.
Deutsche Variable Series II - Deutsche Global Income Builder VIP: Class A
Investment Advisor:	Deutsche Investment Management Americas Inc.
Investment Objective:	The fund seeks to maximize income while maintaining prospects for capital appreciation.
Dimensional - DFA Inflation-Protected Securities Portfolio
Investment Advisor:	Dimensional Fund Advisors LP
Investment Objective:	To provide inflation protection and earn current income consistent with inflation-protected securities.
Dimensional - VA Global Bond Portfolio
Investment Advisor:	Dimensional Fund Advisors LP
Investment Objective:	To provide a market rate of return for a fixed income portfolio with low relative volatility of returns.
Dimensional - VA International Small Portfolio
Investment Advisor:	Dimensional Fund Advisors LP
Investment Objective:	To achieve long-term capital appreciation.
Dimensional - VA International Value Portfolio
Investment Advisor:	Dimensional Fund Advisors LP
Investment Objective:	To achieve long-term capital appreciation.
Dimensional - VA Short-Term Fixed Portfolio
Investment Advisor:	Dimensional Fund Advisors LP
Investment Objective:	To achieve a stable real return in excess of the rate of inflation with a minimum of risk.
Dimensional - VA U.S. Large Value Portfolio
Investment Advisor:	Dimensional Fund Advisors LP
Investment Objective:	To achieve long-term capital appreciation.
Dimensional - VA U.S. Targeted Value Portfolio
Investment Advisor:	Dimensional Fund Advisors LP
Investment Objective:	To achieve long-term capital appreciation.
Dreyfus Investment Portfolios - Small Cap Stock Index Portfolio: Service Shares
This Sub-Account is only available in policies issued before May 1, 2013
Investment Advisor:	The Dreyfus Corporation
Investment Objective:	To match performance of the S&P SmallCap 600 Index®.
Dreyfus Stock Index Fund, Inc.: Initial Shares
This Sub-Account is only available in policies issued before May 1, 2013
Investment Advisor:	The Dreyfus Corporation
Investment Objective:	To match performance of the S&P 500.
Dreyfus Variable Investment Fund - Appreciation Portfolio: Initial Shares
This Sub-Account is only available in policies issued before May 1, 2016
Investment Advisor:	The Dreyfus Corporation
Sub-advisor:	Fayez Sarofim & Co.
Investment Objective:	The fund seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income.
Federated Insurance Series - Federated Quality Bond Fund II: Primary Shares
Investment Advisor:	Federated Investment Management Company
Investment Objective:	Current income.

Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2010 Portfolio: Service Class
This Sub-Account is only available in policies issued before May 1, 2013
Investment Advisor:	Strategic Advisers Inc. Boston MA
Sub-advisor:	FMR Co., Inc., Fidelity Research & Analysis Company
Investment Objective:	High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
Designation: FF
Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2020 Portfolio: Service Class
This Sub-Account is only available in policies issued before May 1, 2013
Investment Advisor:	Strategic Advisers Inc. Boston MA
Sub-advisor:	FMR Co., Inc., Fidelity Research & Analysis Company
Investment Objective:	High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
Designation: FF
Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2030 Portfolio: Service Class
This Sub-Account is only available in policies issued before May 1, 2013
Investment Advisor:	Strategic Advisers Inc. Boston MA
Sub-advisor:	FMR Co., Inc., Fidelity Research & Analysis Company
Investment Objective:	High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
Designation: FF
Fidelity Variable Insurance Products Fund - VIP Energy Portfolio: Service Class 2
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	FMR Co., Inc., Fidelity Research & Analysis Company
Investment Objective:	Capital appreciation.
Designation: STTF
Fidelity Variable Insurance Products Fund - VIP Equity-Income Portfolio: Service Class
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research & Analysis Company, Fidelity Investments Japan Limited, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited
Investment Objective:	Reasonable income.
Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Service Class
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research & Analysis Company, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited, Fidelity Investments Japan Limited
Investment Objective:	Capital appreciation.
Fidelity Variable Insurance Products Fund - VIP Investment Grade Bond Portfolio: Service Class
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	Fidelity Investments Money Management, Inc., Fidelity Research & Analysis Company, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited
Investment Objective:	High level of current income.
Fidelity Variable Insurance Products Fund - VIP Mid Cap Portfolio: Service Class
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research & Analysis Company, Fidelity Investments Japan Limited, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited
Investment Objective:	Long-term growth of capital.

Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Service Class
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research & Analysis Company, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited, Fidelity Investments Japan Limited
Investment Objective:	Long-term capital growth.
Franklin Templeton Variable Insurance Products Trust - Franklin Founding Funds Allocation VIP Fund: Class 1
This Sub-Account is only available in policies issued before May 1, 2013
Investment Advisor:	Franklin Templeton Services, LLC
Investment Objective:	Capital appreciation. Its secondary goal is income.
Designation: FF
Franklin Templeton Variable Insurance Products Trust - Franklin Founding Funds Allocation VIP Fund: Class 2
This Sub-Account is no longer available to receive transfers or new premium payments effective May 1, 2012
Investment Advisor:	Franklin Templeton Services, LLC
Investment Objective:	Capital appreciation with income as a secondary goal.
Designation: FF
Franklin Templeton Variable Insurance Products Trust - Franklin Income VIP Fund: Class 1
Investment Advisor:	Franklin Advisers, Inc.
Investment Objective:	To maximize income while maintaining prospects for capital appreciation.
Franklin Templeton Variable Insurance Products Trust - Franklin Income VIP Fund: Class 2
This Sub-Account is no longer available to receive transfers or new premium payments effective May 1, 2012
Investment Advisor:	Franklin Advisers, Inc.
Investment Objective:	Maximum income while maintaining prospects for capital appreciation.
Franklin Templeton Variable Insurance Products Trust - Franklin Small Cap Value VIP Fund: Class 1
This Sub-Account is only available in policies issued before May 1, 2013
Investment Advisor:	Franklin Advisory Services, LLC
Investment Objective:	Long-term total return.
Franklin Templeton Variable Insurance Products Trust - Templeton Global Bond VIP Fund: Class 1
Investment Advisor:	Franklin Advisers, Inc.
Investment Objective:	High current income, consistent with preservation of capital. Capital appreciation is a secondary consideration.
Franklin Templeton Variable Insurance Products Trust - Templeton Global Bond VIP Fund: Class 2
This Sub-Account is no longer available to receive transfers or new premium payments effective April 30, 2014
Investment Advisor:	Franklin Advisers, Inc.
Investment Objective:	High current income, consistent with preservation of capital, with capital appreciation as a secondary consideration.
Goldman Sachs Variable Insurance Trust - Goldman Sachs Global Trends Allocation Fund: Service Shares
This Sub-Account is only available in policies issued before May 1, 2014
Investment Advisor:	Goldman Sachs Asset Management, L.P.
Investment Objective:	Seeks to achieve investment results that approximate the performance of the GS Global Markets Navigator Index (the "Index").
Guggenheim Variable Fund - Multi-Hedge Strategies
Investment Advisor:	Guggenheim Investments
Investment Objective:	Capital appreciation consistent with the return and risk characteristics of the hedge fund universe and, secondarily, to achieve these returns with low correlation to and less volatility than equity indices.

Invesco - Invesco V.I. Balanced-Risk Allocation Fund: Series I Shares
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	Total return with a low to moderate correlation to traditional financial market indices.
Invesco - Invesco V.I. Mid Cap Core Equity Fund: Series I Shares
This Sub-Account is only available in policies issued before May 1, 2013
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	Long-term growth of capital.
Invesco - Invesco V.I. Mid Cap Growth Fund: Series I Shares
This Sub-Account is only available in policies issued before May 1, 2012
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	Capital growth.
Ivy Funds Variable Insurance Portfolios - Asset Strategy
Investment Advisor:	Waddell & Reed Investment Management Company
Investment Objective:	To seek to provide total return.
Ivy Funds Variable Insurance Portfolios - High Income
Investment Advisor:	Waddell & Reed Investment Management Company
Investment Objective:	To seek to provide total return through a combination of high current income and capital appreciation.
Ivy Funds Variable Insurance Portfolios - Mid Cap Growth
This Sub-Account is only available in policies issued before May 1, 2014
Investment Advisor:	Waddell & Reed Investment Management Company
Investment Objective:	To seek to provide growth of capital.
Janus Aspen Series - Forty Portfolio: Service Shares
This Sub-Account is only available in policies issued before May 1, 2013
Investment Advisor:	Janus Capital Management LLC
Investment Objective:	Long-term growth of capital.
Janus Aspen Series - Global Technology Portfolio: Service Shares
Investment Advisor:	Janus Capital Management LLC
Investment Objective:	Long-term growth of capital.
Janus Aspen Series - Overseas Portfolio: Service Shares
This Sub-Account is only available in policies issued before May 1, 2013
Investment Advisor:	Janus Capital Management LLC
Investment Objective:	Long-term growth of capital.
Lord Abbett Series Fund, Inc. - Total Return Portfolio: Class VC
Investment Advisor:	Lord, Abbett & Co. LLC
Investment Objective:	The Fund’s investment objective is to seek income and capital appreciation to produce a high total return.
MFS® Variable Insurance Trust - MFS New Discovery Series: Initial Class
Investment Advisor:	Massachusetts Financial Services Company
Investment Objective:	To seek capital appreciation.
MFS® Variable Insurance Trust - MFS Value Series: Initial Class
Investment Advisor:	Massachusetts Financial Services Company
Investment Objective:	To seek capital appreciation.
MFS® Variable Insurance Trust II - MFS International Value Portfolio: Initial Class
Investment Advisor:	Massachusetts Financial Services Company
Investment Objective:	To seek capital appreciation.

MFS® Variable Insurance Trust II - MFS International Value Portfolio: Service Class
This Sub-Account is no longer available to receive transfers or new premium payments effective May 1, 2012
Investment Advisor:	Massachusetts Financial Services Company
Investment Objective:	The fund’s investment objective is to seek capital appreciation. MFS normally invests the fund’s assets primarily in foreign equity securities, including emerging market equity securities.
Nationwide Variable Insurance Trust - American Century NVIT Multi Cap Value Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	American Century Investment Management, Inc.
Investment Objective:	The Fund seeks capital appreciation, and secondarily current income.
Nationwide Variable Insurance Trust - American Funds NVIT Asset Allocation Fund: Class II
Investment Advisor:	Capital Research and Management Company
Investment Objective:	The fund seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term.
Designation: FF
Nationwide Variable Insurance Trust - American Funds NVIT Bond Fund: Class II
This Sub-Account is only available in policies issued before May 1, 2013
Investment Advisor:	Capital Research and Management Company
Investment Objective:	The Fund seeks to maximize an investors level of current income and preserve the investor's capital.
Nationwide Variable Insurance Trust - American Funds NVIT Global Growth Fund: Class II
Investment Advisor:	Capital Research and Management Company
Investment Objective:	The Fund is designed for investors seeking capital appreciation through stocks.
Nationwide Variable Insurance Trust - American Funds NVIT Growth Fund: Class II
This Sub-Account is only available in policies issued before May 1, 2014
Investment Advisor:	Capital Research and Management Company
Investment Objective:	The Fund is designed for investors seeking capital appreciation principally through investment in stocks.
Nationwide Variable Insurance Trust - American Funds NVIT Growth-Income Fund: Class II
This Sub-Account is only available in policies issued before May 1, 2013
Investment Advisor:	Capital Research and Management Company
Investment Objective:	The fund seeks to achieve long-term growth of capital and income.
Designation: FF
Nationwide Variable Insurance Trust - Federated NVIT High Income Bond Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Federated Investment Management Company
Investment Objective:	The Fund seeks to provide high current income.
Nationwide Variable Insurance Trust - Invesco NVIT Comstock Value Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Invesco Advisers, Inc.
Investment Objective:	The Fund’s investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks, and convertible securities.
Nationwide Variable Insurance Trust - Loring Ward NVIT Capital Appreciation Fund: Class P
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	LWI Financial Inc.
Investment Objective:	To provide growth of capital, and secondarily current income.
Designation: FF

Nationwide Variable Insurance Trust - Loring Ward NVIT Moderate Fund: Class P
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	LWI Financial Inc.
Investment Objective:	Seeks a high level of total return consistent with a moderate level of risk.
Designation: FF
Nationwide Variable Insurance Trust - Neuberger Berman NVIT Multi Cap Opportunities Fund: Class I
This Sub-Account is only available in policies issued before May 1, 2013
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Neuberger Berman Management LLC
Investment Objective:	The fund seeks long-term capital growth.
Nationwide Variable Insurance Trust - Neuberger Berman NVIT Socially Responsible Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Neuberger Berman Management LLC
Investment Objective:	The Fund seeks long-term total return by investing primarily in securities of companies that meet the fund's financial criteria and social policy.
Nationwide Variable Insurance Trust - NVIT Bond Index Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	BlackRock Investment Management, LLC
Investment Objective:	The Fund seeks to match the performance of the Barclays U.S. Aggregate Bond Index ("Aggregate Bond Index") as closely as possible before the deduction of Fund expenses.
Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Aggressive Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The Aggressive Fund seeks maximum growth of capital consistent with a more aggressive level of risk as compared to other Cardinal Funds.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Balanced Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The Fund seeks a high level of total return through investment in both equity and fixed income securities.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Capital Appreciation Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The Fund seeks growth of capital, but also seeks income consistent with a less aggressive level of risk as compared to other Cardinal Funds.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Conservative Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The Fund seeks a high level of total return consistent with a conservative level of risk as compared to other Cardinal Funds.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Managed Growth & Income Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Nationwide Asset Management, LLC
Investment Objective:	Seeks a high level of total return through investment in both equity and fixed-income securities, consistent with preservation of capital
Designation: FF, VOL
Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Managed Growth Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Nationwide Asset Management, LLC
Investment Objective:	Seeks growth primarily and investment income secondarily.
Designation: FF, VOL

Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Moderate Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The Fund seeks a high level of total return consistent with a moderate level of risk as compared to other Cardinal Funds.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Moderately Aggressive Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The Fund seeks growth of capital, but also seeks income consistent with a moderately aggressive level of risk as compared to other Cardinal Funds.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Moderately Conservative Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The fund seeks a high level of total return consistent with a moderately conservative level of risk.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Core Bond Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Nationwide Asset Management, LLC
Investment Objective:	The Fund seeks a high level of current income consistent with preserving capital.
Nationwide Variable Insurance Trust - NVIT Core Plus Bond Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Neuberger Berman Fixed Income LLC
Investment Objective:	The fund seeks long-term total return consistent with reasonable risk.
Nationwide Variable Insurance Trust - NVIT Emerging Markets Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Lazard Asset Management, LLC and Standard Life Investments
Investment Objective:	The Fund seeks long-term capital growth by investing primarily in equity securities of companies located in emerging market countries.
Nationwide Variable Insurance Trust - NVIT Government Bond Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Nationwide Asset Management, LLC
Investment Objective:	The fund seeks as high level of income as is consistent with the preserving of capital.
Nationwide Variable Insurance Trust - NVIT International Equity Fund: Class I
This Sub-Account is only available in policies issued before April 26, 2014
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Lazard Asset Management LLC
Investment Objective:	The Fund seeks long-term capital growth by investing primarily in equity securities of companies in Europe, Australasia, the Far East and other regions, including developing countries.
Nationwide Variable Insurance Trust - NVIT International Equity Fund: Class II
This Sub-Account is no longer available to receive transfers or new premium payments effective May 1, 2011
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Lazard Asset Management LLC
Investment Objective:	The Fund seeks long-term capital growth by investing primarily in equity securities of companies in Europe, Australasia, the Far East and other regions, including developing countries.

Nationwide Variable Insurance Trust - NVIT International Index Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	BlackRock Investment Management, LLC
Investment Objective:	The Fund seeks to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE® Index") as closely as possible before the deduction of Fund expenses.
Nationwide Variable Insurance Trust - NVIT International Index Fund: Class II
This Sub-Account is only available in policies issued before April 26, 2014
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	BlackRock Investment Management, LLC
Investment Objective:	The Fund seeks to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE® Index") as closely as possible before the deduction of Fund expenses.
Nationwide Variable Insurance Trust - NVIT Investor Destinations Aggressive Fund: Class II
This Sub-Account is no longer available to receive transfers or new premium payments effective May 1, 2012
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The NVIT Investor Destinations Aggressive Fund seeks maximum growth of capital consistent with a more aggressive level of risk as compared to other Investor Destinations Funds.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Investor Destinations Aggressive Fund: Class P
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	Seeks maximum growth of capital consistent with a more aggressive level of risk.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Investor Destinations Balanced Fund: Class II
This Sub-Account is no longer available to receive transfers or new premium payments effective May 1, 2012
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The NVIT Investor Destinations Balanced Fund seeks a high level of total return through investment in both equity and fixed-income securities.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Investor Destinations Balanced Fund: Class P
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	Seeks a high level of total return through investment in both equity and fixed-income securities.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Investor Destinations Capital Appreciation Fund: Class II
This Sub-Account is no longer available to receive transfers or new premium payments effective May 1, 2012
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The NVIT Investor Destinations Capital Appreciation Fund seeks growth of capital, but also seeks income consistent with a less aggressive level of risk as compared to other NVIT Investor Destinations Funds.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Investor Destinations Capital Appreciation Fund: Class P
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	Seeks growth of capital, but also seeks income consistent with a less aggressive level of risk.
Designation: FF

Nationwide Variable Insurance Trust - NVIT Investor Destinations Conservative Fund: Class II
This Sub-Account is no longer available to receive transfers or new premium payments effective May 1, 2012
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The NVIT Investor Destinations Conservative Fund seeks a high level of total return consistent with a conservative level of risk as compared to other Investor Destinations Funds.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Investor Destinations Conservative Fund: Class P
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	Seeks a high level of total return consistent with a conservative level of risk.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Investor Destinations Managed Growth & Income Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Nationwide Asset Management, LLC
Investment Objective:	Seeks a high level of total return through investment in both equity and fixed-income securities, consistent with preservation of capital.
Designation: FF, VOL
Nationwide Variable Insurance Trust - NVIT Investor Destinations Managed Growth Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Nationwide Asset Management, LLC
Investment Objective:	Seeks growth primarily and investment income secondarily.
Designation: FF, VOL
Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class II
This Sub-Account is no longer available to receive transfers or new premium payments effective May 1, 2012
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The NVIT Investor Destinations Moderate Fund seeks a high level of total return consistent with a moderate level of risk as compared to other Investor Destinations Funds.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class P
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	Seeks a high level of total return consistent with a moderate level of risk.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Aggressive Fund: Class II
This Sub-Account is no longer available to receive transfers or new premium payments effective May 1, 2012
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The NVIT Investor Destinations Moderately Aggressive Fund seeks growth of capital, but also seeks income consistent with a moderately aggressive level of risk as compared to other Investor Destinations Funds.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Aggressive Fund: Class P
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	Seeks growth of capital, but also seeks income consistent with a moderately aggressive level of risk.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Conservative Fund: Class II
This Sub-Account is no longer available to receive transfers or new premium payments effective May 1, 2012
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The NVIT Investor Destinations Moderately Conservative Fund seeks a high level of total return consistent with a moderately conservative level of risk.
Designation: FF

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Conservative Fund: Class P
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	Seeks a high level of total return consistent with a moderately conservative level of risk
Designation: FF
Nationwide Variable Insurance Trust - NVIT Large Cap Growth Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Boston Advisors, LLC
Investment Objective:	The Fund seeks long-term capital growth.
Nationwide Variable Insurance Trust - NVIT Mid Cap Index Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	BlackRock Investment Management, LLC
Investment Objective:	The Fund seeks capital appreciation.
Nationwide Variable Insurance Trust - NVIT Money Market Fund: Class I
This Sub-Account is no longer available to receive transfers or new premium payments effective May 1, 2012
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Federated Investment Management Company
Investment Objective:	The Fund seeks as high a level of current income as is consistent with preserving capital and maintaining liquidity.
Nationwide Variable Insurance Trust - NVIT Money Market Fund: Class V
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Federated Investment Management Company
Investment Objective:	The Fund seeks as high a level of current income as is consistent with preserving capital and maintaining liquidity.
Nationwide Variable Insurance Trust - NVIT Multi Sector Bond Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Logan Circle Partners, L.P.
Investment Objective:	The Fund seeks to provide above average total return over a market cycle of three to five years.
Nationwide Variable Insurance Trust - NVIT Multi-Manager International Growth Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Invesco Advisers, Inc. and American Century Investment Management, Inc.
Investment Objective:	The Fund seeks long-term capital growth.
Nationwide Variable Insurance Trust - NVIT Multi-Manager International Value Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Dimensional Fund Advisors LP; JPMorgan Investment Management Inc.
Investment Objective:	The Fund seeks long-term capital appreciation.
Nationwide Variable Insurance Trust - NVIT Multi-Manager Large Cap Growth Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Massachusetts Financial Services Company; Smith Asset Management Group; and Winslow Capital Management, LLC
Investment Objective:	The fund seeks long-term capital growth.
Nationwide Variable Insurance Trust - NVIT Multi-Manager Large Cap Value Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Massachusetts Financial Services Company; Wellington Management Company, LLP; The Boston Company Asset Management, LLC
Investment Objective:	The fund seeks long-term capital growth.
Nationwide Variable Insurance Trust - NVIT Multi-Manager Mid Cap Growth Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Neuberger Berman Management LLC; Wells Capital Management, Inc.
Investment Objective:	The fund seeks long-term capital growth.

Nationwide Variable Insurance Trust - NVIT Multi-Manager Mid Cap Value Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	American Century Investment Management, Inc.; Thompson, Siegel & Walmsley LLC; WEDGE Capital Management L.L.P.
Investment Objective:	The fund seeks long-term capital appreciation.
Nationwide Variable Insurance Trust - NVIT Multi-Manager Mid Cap Value Fund: Class II
This Sub-Account is no longer available to receive transfers or new premium payments effective May 1, 2012
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	American Century Investment Management, Inc.; Thompson, Siegel & Walmsley LLC; WEDGE Capital Management L.L.P.
Investment Objective:	The fund seeks long-term capital appreciation.
Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Growth Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	OppenheimerFunds, Inc.; Wellington Management Company, LLP
Investment Objective:	The Fund seeks capital growth.
Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Value Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Epoch Investment Partners, Inc.; JPMorgan Investment Management Inc.
Investment Objective:	The Fund seeks capital appreciation.
Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Company Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Jacobs Levy Equity Management, Morgan Stanley Investment Management Inc; OppenheimerFunds, Inc.; Putnam Investment Management, LLC
Investment Objective:	The Fund seeks capital appreciation.
Nationwide Variable Insurance Trust - NVIT Nationwide Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	HighMark Capital Management, Inc.
Investment Objective:	The Fund seeks total return through a flexible combination of capital appreciation and current income.
Nationwide Variable Insurance Trust - NVIT Real Estate Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Brookfield Investment Management, Inc.
Investment Objective:	The Fund seeks current income and long-term capital appreciation.
Nationwide Variable Insurance Trust - NVIT S&P 500® Index Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	BlackRock Investment Management, LLC
Investment Objective:	Long-term capital appreciation.
Nationwide Variable Insurance Trust - NVIT Short Term Bond Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Nationwide Asset Management, LLC
Investment Objective:	The Fund seeks to provide a high level of current income while preserving capital and minimizing fluctuations in share value.
Nationwide Variable Insurance Trust - NVIT Short Term Bond Fund: Class II
This Sub-Account is no longer available to receive transfers or new premium payments effective May 1, 2012
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Nationwide Asset Management, LLC
Investment Objective:	The Fund seeks to provide a high level of current income while preserving capital and minimizing fluctuations in share value.

Nationwide Variable Insurance Trust - NVIT Small Cap Index Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	BlackRock Investment Management, LLC
Investment Objective:	The Fund seeks to match the performance of the Russell 2000® Index.
Nationwide Variable Insurance Trust - Templeton NVIT International Value Fund: Class I
This Sub-Account is only available in policies issued before May 1, 2014
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Templeton Investment Counsel, LLC
Investment Objective:	The Fund seeks to maximize total return consisting of capital appreciation and/or current income.
Neuberger Berman Advisers Management Trust - AMT Short Duration Bond Portfolio: I Class Shares
This Sub-Account is only available in policies issued before May 1, 2012
Investment Advisor:	Neuberger Berman Management LLC
Sub-advisor:	Neuberger Berman Fixed Income LLC
Investment Objective:	Highest available current income consistent with liquidity and low risk to principal; total return is a secondary goal.
Northern Lights Variable Trust - TOPS Managed Risk Balanced ETF Portfolio: Class 3
Investment Advisor:	ValMark Advisers, Inc.
Sub-advisor:	Milliman, Inc.
Investment Objective:	Seeks to provide income and capital appreciation with less volatility than the fixed income and equity markets.
Designation: FF, VOL
Northern Lights Variable Trust - TOPS Managed Risk Growth ETF Portfolio: Class 3
Investment Advisor:	ValMark Advisers, Inc.
Sub-advisor:	Milliman, Inc.
Investment Objective:	Seeks capital appreciation with less volatility than the equity markets.
Designation: FF, VOL
Northern Lights Variable Trust - TOPS Managed Risk Moderate Growth ETF Portfolio: Class 3
Investment Advisor:	ValMark Advisers, Inc.
Sub-advisor:	Milliman, Inc.
Investment Objective:	Seeks capital appreciation with less volatility than the equity markets.
Designation: FF, VOL
Oppenheimer Variable Account Funds - Oppenheimer Global Fund/VA: Non-Service Shares
Investment Advisor:	OFI Global Asset Management, Inc.
Sub-advisor:	OppenheimerFunds, Inc.
Investment Objective:	The Fund seeks capital appreciation.
Oppenheimer Variable Account Funds - Oppenheimer International Growth Fund/VA: Non-Service Shares
Investment Advisor:	OFI Global Asset Management, Inc.
Sub-advisor:	OppenheimerFunds, Inc.
Investment Objective:	The Fund seeks capital appreciation.
Oppenheimer Variable Account Funds - Oppenheimer Main Street Fund®/VA: Non-Service Shares
Investment Advisor:	OFI Global Asset Management, Inc.
Sub-advisor:	OppenheimerFunds, Inc.
Investment Objective:	The Fund seeks capital appreciation.
Oppenheimer Variable Account Funds - Oppenheimer Main Street Small Cap Fund®/VA: Non-Service Shares
This Sub-Account is only available in policies issued before May 1, 2013
Investment Advisor:	OFI Global Asset Management, Inc.
Sub-advisor:	OppenheimerFunds, Inc.
Investment Objective:	Capital appreciation.

PIMCO Variable Insurance Trust - All Asset Portfolio: Administrative Class
Investment Advisor:	Pacific Investment Management Company LLC
Sub-advisor:	Research Affiliates
Investment Objective:	Seeks maximum real return consistent with preservation of capital and prudent investment management. The portfolio seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class Shares of the Underlying PIMCO Funds
Designation: FF
PIMCO Variable Insurance Trust - CommodityRealReturn® Strategy Portfolio: Administrative Class
Investment Advisor:	Pacific Investment Management Company LLC
Investment Objective:	The Portfolio seeks maximum real return, consistent with prudent investment management.
PIMCO Variable Insurance Trust - Foreign Bond Portfolio (Unhedged): Administrative Class
Investment Advisor:	Pacific Investment Management Company LLC
Investment Objective:	The Portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.
PIMCO Variable Insurance Trust - Low Duration Portfolio: Administrative Class
Investment Advisor:	Pacific Investment Management Company LLC
Investment Objective:	The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO Variable Insurance Trust - Total Return Portfolio: Administrative Class
Investment Advisor:	Pacific Investment Management Company LLC
Investment Objective:	The Portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.
T. Rowe Price Equity Series, Inc. - T. Rowe Price Health Sciences Portfolio
Investment Advisor:	T. Rowe Price Associates, Inc.
Investment Objective:	The fund seeks long-term capital appreciation.
T. Rowe Price Equity Series, Inc. - T. Rowe Price Health Sciences Portfolio: II
This Sub-Account is no longer available to receive transfers or new premium payments effective May 1, 2012
Investment Advisor:	T. Rowe Price Associates, Inc.
Investment Objective:	Long-term capital appreciation.
VanEck VIP Trust - VanEck VIP Global Hard Assets Fund: Initial Class
Investment Advisor:	Van Eck Associates Corporation
Investment Objective:	Long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.
Wells Fargo Variable Trust - VT Small Cap Growth Fund: Class 2 (formerly, Wells Fargo Advantage Variable Trust - Wells Fargo Advantage VT Small Cap Growth Fund: Class 2)
This Sub-Account is only available in policies issued before May 1, 2013
Investment Advisor:	Wells Fargo Funds Management, LLC
Sub-advisor:	Wells Fargo Asset Management
Investment Objective:	Seeks long-term capital appreciation.

Appendix B: Definitions
Accumulation Unit – The measure of an investment in, or share of, a Sub-Account. Accumulation Unit values are initially set at $10 for each Sub-Account.
Attained Age – A person's Issue Age plus the number of full years since the Policy Date.
Base Policy Specified Amount – The amount of insurance coverage selected under the base policy, excluding any Rider Specified Amount.
Cash Surrender Value – The Cash Value minus Indebtedness and any surrender charge.
Cash Value – The total of amounts allocated to the Sub-Accounts, the policy loan account, and the fixed investment options.
Code – The Internal Revenue Code of 1986, as amended.
Commissionable Target Premium (CTP) – An amount used in the calculation of the Premium Load and total compensation we pay. CTP is actuarially derived based on the Base Policy Specified Amount, the Insureds' characteristics and the death benefit option of the policy.
Death Benefit – The amount paid upon the Surviving Insured's death, before the deduction of any Indebtedness or due and unpaid policy charges.
Directed Monthly Deductions – A Policy Owner's election to have deductions for monthly policy charges, including Rider charges, deducted from a single Sub-Account or the Fixed Account rather than proportionally. If the selected investment option’s value is insufficient to cover the full monthly deduction, the remainder of the monthly deduction will be deducted proportionally from the Sub-Accounts and/or Fixed Account. The Long-Term Fixed Account and amounts allocated to Enhanced Dollar Cost Averaging programs are not available for Directed Monthly Deduction election.
Fixed Account – An investment option that is funded by Nationwide's general account.
Grace Period – A 61-day period after which the Policy will Lapse if sufficient payments are not made to prevent Lapse.
In Force – Any time during which benefits are payable under the policy and any elected Rider(s).
Indebtedness – The total amount of all outstanding policy loans, including principal and interest due.
Insureds – The persons whose lives are insured under the policy. The death of the Surviving Insured triggers payment of the Death Benefit.
Investment Experience – The market performance of a mutual fund/Sub-Account.
Issue Age – A person's age based on their birthday nearest the Policy Date. If their last birthday was more than 182 days prior to the Policy Date, their nearest birthday will be their next birthday.
Lapse – The policy terminates without value.
Long Term Fixed Account – An investment option that is funded by Nationwide’s general account.
Maturity Date – The policy anniversary on which the younger Insured reaches 120.
Minimum Required Death Benefit – The lowest Death Benefit that will qualify the policy as life insurance under the Code.
Nationwide – Nationwide Life and Annuity Insurance Company.
Net Accumulated Premiums – Cumulative Premiums less any partial surrenders, Indebtedness, and any Returned Premium.
Net Amount At Risk – The policy's base Death Benefit minus the policy's Cash Value.

Net Asset Value (NAV) – The price of each share of a mutual fund in which a Sub-Account invests. NAV is calculated by subtracting the mutual fund's liabilities from its total assets, and dividing that figure by the number of shares outstanding. Nationwide uses NAV to calculate the value of Accumulation Units. NAV does not reflect deductions made for charges taken from the Sub-Accounts.
Net Premium – Premium after transaction charges, but before any allocation to an investment option.
Policy Data Page(s) – The Policy Data Page(s) contains more detailed information about the policy, some of which is unique to the policy owner, the beneficiary, and the Insured.
Policy Date – The date the policy takes effect as shown on the Policy Data Page. Policy years, months, and anniversaries are measured from this date.
Policy owner or Owner – The person or entity named as the owner on the application, or the person or entity assigned ownership rights.
Policy Proceeds or Proceeds – Policy Proceeds may constitute the Death Benefit, or the amount payable if the policy matures or is surrendered, adjusted to account for any unpaid charges, Indebtedness and Rider benefits.
Premium – Amount(s) paid to purchase and maintain the policy.
Premium Load – The aggregate of the sales load and premium tax charges.
Returned Premium – Any return of Premium due to Code Section 7702 or 7702A.
Rider – An optional benefit purchased under the policy. Rider availability and Rider terms may vary depending on the state in which the policy was issued.
Rider Specified Amount – The portion of the Total Specified Amount attributable to the Additional Term Insurance Rider.
SEC – The Securities and Exchange Commission.
Service Center – The department of Nationwide responsible for receiving all service and transaction requests relating to the policy. For service and transaction requests submitted other than by telephone (including fax requests), the Service Center is Nationwide's mail and document processing facility. For service and transaction requests communicated by telephone, the Service Center is Nationwide’s operations processing facility, see Contacting the Service Center.
Sub-Account(s) – The mechanism used to account for allocations of Net Premium and Cash Value among the policy's variable investment options.
Substandard Rating – An underwriting classification based on medical and/or non-medical factors used to determine what to charge for life insurance based on characteristics of the Insureds beyond traditional factors for standard risks, which include age, sex, and smoking habits of the Insureds. Substandard Ratings are shown in the Policy Data Pages as rate class multiples (medical factors) and/or monthly flat extras (medical and/or non-medical factors). The higher the rate class multiple or monthly flat extra, the greater the risk assessed and the higher the cost of coverage.
Surviving Insured – The living Insured after one of the Insureds dies.
Total Specified Amount – The sum of the Base Policy Specified Amount and the Rider Specified Amount, if applicable.
Valuation Period – The period during which Nationwide determines the change in the value of the Sub-Accounts. One Valuation Period ends and another begins with the close of trading on the NYSE.

Outside back cover page
To learn more about the policy, the policy owner should read the Statement of Additional Information (the "SAI") dated the same date as this prospectus. For a free copy of the SAI, to receive personalized illustrations of Death Benefits, Net Cash Surrender Values, and Policy Account Values, and to request other information about the policy contact the Service Center:
•	by telephone at 1-800-848-6331
•	by mail to Nationwide Life and Annuity Insurance Company
P.O. Box 182835
Columbus, OH 43218-2835
The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about Nationwide Life and Annuity Insurance Company and the policy. Information about Nationwide Life and Annuity Insurance Company and the policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street NE, Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.
Investment Company Act of 1940 Registration File No. 811-21697
Securities Act of 1933 Registration File No. 333-155153

Nationwide YourLife® Survivorship VUL
Nationwide VL Separate Account-G
(Registrant)
Nationwide Life and Annuity Insurance Company
(Depositor)
Service Center
P.O. Box 182835
Columbus, OH 43218-2835
1-800-848-6331
TDD: 1-800-238-3035
STATEMENT OF ADDITIONAL INFORMATION
Last Survivor Flexible Premium Adjustable Variable Universal Life Insurance Policies
This Statement of Additional Information ("SAI") contains additional information regarding Last Survivor Flexible Premium Adjustable Variable Universal Life Insurance Policies offered by Nationwide Life and Annuity Insurance Company ("Nationwide"). This SAI is not a prospectus and should be read together with the policy prospectus dated May 1, 2016 and the prospectuses for the mutual funds. The prospectus is incorporated by reference in this SAI. Copies may be obtained FREE OF CHARGE by writing or calling the Service Center. Capitalized terms in this SAI correspond to terms defined in the prospectus.
The date of this Statement of Additional Information is May 1, 2016.

General Information and History
Nationwide VL Separate Account-G (the "Variable Account") is a separate investment account of Nationwide Life and Annuity Insurance Company ("Nationwide"). Nationwide is a stock life insurance company organized under the laws of the State of Ohio in March 1981 with its Home Office at One Nationwide Plaza, Columbus, Ohio 43215. Nationwide provides life insurance, annuities and retirement products. Nationwide is admitted to do business in all states, except New York. Nationwide is a member of the Nationwide group of companies and all of its common stock is owned by Nationwide Financial Services, Inc. ("NFS"), a holding company. Nationwide Corporation owns all of NFS's common stock and is a holding company, as well. All of Nationwide Corporation's common stock is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), the ultimate controlling persons of the Nationwide group of companies. The Nationwide group of companies is one of America's largest insurance and financial services family of companies, with combined assets of over $197 billion as of December 31, 2015.
Nationwide VL Separate Account-G
Nationwide VL Separate Account-G is a separate account that invests in mutual funds offered and sold to insurance companies and certain retirement plans. Nationwide established the Variable Account on August 3, 2004 pursuant to Ohio law. Although the Variable Account is registered with the SEC as a unit investment trust pursuant to the Investment Company Act of 1940, the SEC does not supervise the management of Nationwide or the management of the Variable Account. Nationwide serves as the custodian of the assets of the Variable Account.
Nationwide Investment Services Corporation (NISC)
The policies are distributed by NISC, located at One Nationwide Plaza, Columbus, Ohio 43215, a wholly owned subsidiary of Nationwide. For policies issued in Michigan, all references to NISC will mean Nationwide Investment Svcs. Corporation.
The policies will be sold on a continuous basis by licensed insurance agents in those states where the policies may lawfully be sold. Agents are registered representatives of broker dealers registered under the Securities Exchange Act of 1934 who are member firms of the Financial Industry Regulatory Authority (FINRA).
Gross first year commissions plus any expense allowance payments paid by Nationwide on the sale of these policies provided by NISC will not exceed the 150% of Premiums paid up to the CTP during the first two policy years from the Policy Date or a date of an increase of the Base Policy Specified Amount, plus 20% of any Premium paid in excess of the CTP during the first two policy years from the Policy Date or a date of an increase of the Base Policy Specified Amount and 10% of all Premium paid after the first two policy years from the Policy Date or a date of an increase of the Base Policy Specified Amount. Commission may also be paid as an asset-based amount instead of a premium-based amount. If an asset-based commission is paid, it will not exceed 0.70% of the non-loaned Cash Value per year.
No underwriting commissions were paid to NISC for each of this Variable Account’s last three fiscal years.
Services
Nationwide or its affiliates provide services and incur expenses in promoting, marketing, or administrative services to the underlying funds. Nationwide or its affiliates have entered into agreements with the investment advisor and/or distributor for the underlying funds relating to the services Nationwide or its affiliates provide. For these services, some funds agree to pay mutual fund service fee payments based on the average aggregate net assets of the Variable Account (and other separate accounts of Nationwide or life insurance company subsidiaries of Nationwide) invested in the particular underlying fund.
These anticipated mutual fund service fee payments were taken into consideration when determining the expenses necessary to support the policies. Without these mutual fund service fee payments, policy charges would be higher. Generally, Nationwide expects to receive somewhere between 0.10% to 0.55% (an annualized rate of the daily net assets of the Variable Account) from the funds offered in the policies. What is actually received depends upon many factors, including but not limited to the type of fund (i.e., money market funds generally pay less mutual fund service fee payments than other fund types) and the types of services for which an underlying fund, or its distributor or advisor, pays mutual fund service fee payments.
2

Distribution, Promotional, and Sales Expenses
In addition to or partially in lieu of commission, Nationwide may pay the selling firms a marketing allowance, which is based on the firm's ability and demonstrated willingness to promote and market Nationwide's products. How any marketing allowance is spent is determined by the firm, but generally will be used to finance firm activities that may contribute to the promotion and marketing of Nationwide's products. Nationwide makes certain assumptions about the amount of marketing allowance it will pay and takes these assumptions into consideration when it determines the charges that will be assessed under the policies. Nationwide assumed 3.00% of the Commissionable Target Premium for marketing allowance when determining the charges for the contracts. The actual amount of the marketing allowance may be higher or lower than this assumption. If the actual amount of marketing allowance paid is more than what was assumed, Nationwide will fund the difference. If the actual amount of marketing allowance paid is less than what was assumed, Nationwide may use the excess to pay other sales expenses, non-sales expenses, and/or profit. For more information about marketing allowance or how a particular selling firm uses marketing allowances, consult with your registered representative.
Commissionable Target Premium (CTP) is an amount used in the calculation of the Premium Load and total compensation Nationwide pays. CTP is actuarially derived based on the Base Policy Specified Amount, the Insured’s characteristics and the death benefit option of the policy.
Independent Registered Public Accounting Firm
The financial statements of Nationwide VL Separate Account-G and the consolidated financial statements and schedules of Nationwide Life and Annuity Insurance Company and subsidiary for the periods indicated have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. KPMG LLP is located at 191 West Nationwide Blvd., Suite 500, Columbus, Ohio 43215.
Underwriting Procedure
Nationwide underwrites the policies issued through Nationwide VL Separate Account-G. The policy's cost of insurance depends upon the Insureds' Attained Ages, sexes, Issue Ages, rates classes, rate types, any Substandard Ratings, the Total Specified Amount, the Base Policy Specified Amount, the death benefit option and the duration of time the policy has been In Force. The rates will vary depending upon tobacco use and other risk factors. Monthly cost of insurance rates will not exceed those guaranteed in the policy. Guaranteed cost of insurance rates are based on the 2001 Commissioners’ Standard Ordinary Mortality Tables, sex and smoker distinct, using the Frasier method for joint lives based on each Insured's Attained Age, sex, rate type, and any Substandard Ratings. The Frasier method is a standard actuarial method for determining a set of cost of insurance rates for two Insureds under joint and last survivor life insurance policies independent of when the first death occurs. As a component of base policy and Rider cost of insurance charges, we may deduct a "flat extra charge," which is an additional factor in determining the constant charge per $1,000 of Specified Amount, for certain activities or medical conditions of the Insured. Nationwide applies the same flat extra charge to all Insureds that engage in the same activity or have the same medical condition irrespective of their sex, issue age, underwriting class, or Substandard Rating, if any.
Mortality tables are unisex for policies issued in the State of Montana and group or sponsored arrangements (including our employees and their family members).
The rate class of an Insured may affect the cost of insurance rate. Nationwide currently places Insureds into both standard rate classes and substandard rate classes that involve a higher mortality risk. In an otherwise identical policy, an Insured in the standard rate class will have a lower cost of insurance than an Insured in a rate class with higher mortality risks. Any change in the cost of insurance rates will apply to all Insureds with the same combination of Attained Ages, sexes, rate classes, rate types, any Substandard Ratings, the Total Specified Amount, the Base Policy Specified Amount, the death benefit option and the duration of time the policy has been In Force. The cost of insurance rates, policy charges, and payment options for policies issued in some states or in connection with certain employee benefit arrangements may be issued on a gender-neutral (unisex) basis. The unisex rates will be higher than those applicable to females and lower than those applicable to males. If the rating class for any increase in the Specified Amount of insurance coverage is not the same as the rating class at issue, the cost of insurance rate used after such increase will be a composite rate based upon a weighted average of the rates of the different rating classes. The actual charges made during the policy year will be shown in the annual report delivered to policy owners.
3

Policy Restoration Procedure
Requests to restore a surrendered policy must meet the following requirements:
•	the request must be in writing and signed by the policy owner (if the surrender was a Code Section1035 exchange to a new policy with a different insurer, the signature of an officer of the replacing insurer is also required);
•	the written request must be received at the Service Center within 30 days of the date the policy was surrendered (periods up to 60 days will be permitted based on the right to examine period applicable to replaced life insurance policies in the state where the policy was issued);
•	the surrender Proceeds must be returned in their entirety; and
•	at least one Insured must be alive on the date the restoration request is received.
No proof of insurability or additional underwriting will be required for requests to restore a surrendered policy that meet the above requirements.
A restored policy will be treated as if it had never been surrendered for all purposes, including Investment Experience, accrual of interest, and deduction of charges, resulting in the following:
•	the returned surrender proceeds and any amount taken as a surrender charge will be used to purchase Accumulation Units according to your allocations in affect on, and priced as of, the surrender date;
•	any charges that would otherwise have been assessed during the period of surrender will be assessed as of the date(s) they were due resulting in the cancellation of Accumulation Units priced as of the applicable date(s);
•	interest will be credited on any allocation to a fixed investment option at the rate(s) in effect during the period of surrender;
•	interest charged and credited on any Indebtedness will accrue at the rates in effect for the period of surrender; and
•	any transfer of loan interest charged or credited that would have occurred during the period of surrender will been transferred as of the date(s) such transfers would have otherwise occurred.
Policy restoration is not a contract right of the policy, it is an administrative procedure based on requirements of state insurance law and the terms are subject to change without notice at any time.
4

Maximum Surrender Charge Calculation for Policies Issued on or after January 1, 2014
The maximum Surrender Charge under the policy is calculated as a percentage of the maximum Surrender Charge described in the National Association of Insurance Commissioners Standard Nonforfeiture Law for Life Insurance and is based on the following calculation:
Maximum Surrender Charge = [(A x B + C) – (D - E)] x F x G x H:
Where:
A	=	the lesser of $40 per $1,000 of Base Policy Specified Amount and the amount of Premium that, if paid each year to the Maturity Date, would keep the policy In Force assuming: maximum guaranteed charges apply and investment in the fixed account only at a 4.5% rate of interest. This factor varies with the characteristics of the Insureds;
B	=	125%;
C	=	$10 per $1,000 of Base Policy Specified Amount;
D	=	the guaranteed maximum policy charges and deductions that can be assessed under the policy during the first policy year assuming investment in the fixed account only;
E	=	the average of the guaranteed maximum policy charges and deductions that can assessed under the policy for policy years 2 through 20 assuming investment in the fixed account only;
F	=	a Surrender Charge percentage that varies by the Insureds' Attained Ages, sexes and underwriting classes on the Policy Date or the effective date of an increase in the Base Policy Specified Amount. These percentages range between 49% and 100%; and
G	=	a Surrender Charge reduction percentage used to determine the applicable Surrender Charge as a percentage of the maximum first year Surrender Charge. This percentage is determined based on the characteristics of the Insureds.
H	=	a Surrender Charge reduction percentage that varies by the duration of the policy. These percentages range between 0% and 95%.
A table of maximum surrender charges applicable to your policy can be found in the Policy Data Pages. For additional information, contact us at the phone number or address listed on page 1 of the Statement of Additional Information.
5

Maximum Surrender Charge Calculation for Policies Issued prior to January 1, 2014
The maximum Surrender Charge under the policy is calculated as a percentage of the maximum Surrender Charge described in the National Association of Insurance Commissioners Standard Nonforfeiture Law for Life Insurance and is based on the following calculation:
Maximum Surrender Charge = [(A x B + C) – (D - E)] x F x G:
Where:
A	=	the lesser of $40 per $1,000 of Base Policy Specified Amount and the amount of Premium that, if paid each year to the Maturity Date, would keep the policy In Force assuming: maximum guaranteed charges apply and investment in the fixed account only at a 5% rate of interest. This factor varies with the characteristics of the Insureds;
B	=	125%;
C	=	$10 per $1,000 of Base Policy Specified Amount;
D	=	the guaranteed maximum policy charges and deductions that can be assessed under the policy during the first policy year assuming investment in the fixed account only;
E	=	the average of the guaranteed maximum policy charges and deductions that can assessed under the policy for policy years 2 through 20, assuming investment in the fixed account only;
F	=	a Surrender Charge percentage that varies by the Insureds' Attained Ages, sexes and underwriting classes on the Policy Date or the effective date of an increase in the Base Policy Specified Amount. These percentages range between 49% and 100%; and
G	=	a Surrender Charge reduction percentage used to determine the applicable Surrender Charge as a percentage of the maximum first year Surrender Charge. This percentage is determined based on the characteristics of the Insureds.
A table of maximum surrender charges applicable to your policy can be found in the Policy Data Pages. For additional information, contact us at the phone number or address listed on page 1 of the Statement of Additional Information.
Illustrations
Nationwide will provide illustrations of future benefits under the policy before the policy is purchased and upon request thereafter. Nationwide may assess a $25 fee for this service to persons who request more than one policy illustration during a policy year.
Note: The policy owner selects the Premium amount and frequency shown in the policy illustration to show Nationwide how much Premium the policy owner intends to pay and when. Illustrated Premium and hypothetical rates of return are not guaranteed. Investment Experience varies over time, is rarely the same year-over-year, and may be negative. Because the policy is a variable universal life insurance policy with the potential for unfavorable Investment Experience, including extended periods of significant stock market decline, additional Premium may be required to meet a policy owner's goals and/or to prevent the policy from Lapsing. Generally, variable universal life insurance is considered a long-term investment. Policy owners should weigh the investment risk and costs associated with the policy against their objectives, time horizon, risk tolerance, and ability to pay additional Premium if necessary.
Advertising
Rating Agencies
Independent financial rating services, including Moody's, Standard & Poor's and A.M. Best Company rank and rate Nationwide. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Nationwide. The ratings are not intended to reflect the Investment Experience or financial strength of the Variable Account. Nationwide may advertise these ratings from time to time. In addition, Nationwide may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Nationwide or the policies. Furthermore, Nationwide may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.
6

Money Market Yields
Nationwide may advertise the "yield" and "effective yield" for the money market Sub-Account. Yield and effective yield are annualized, which means that it is assumed that the underlying mutual fund generates the same level of net income throughout a year.
Yield is a measure of the net dividend and interest income earned over a specific seven-day period (which period will be stated in the advertisement) expressed as a percentage of the offering price of the underlying mutual fund's units. The effective yield is calculated similarly, but reflects assumed compounding, calculated under rules prescribed by the SEC. Thus, effective yield will be slightly higher than yield, due to the compounding.
Historical Performance of the Sub-Accounts
Nationwide will advertise historical performance of the Sub-Accounts in accordance with SEC prescribed calculations. Performance information is annualized. However, if a Sub-Account has been available in the Variable Account for less than one year, the performance information for that Sub-Account is not annualized. Performance information is based on historical earnings and is not intended to predict or project future results.
Additional Materials
Nationwide may provide information on various topics to owners and prospective purchasers in advertising, sales literature, or other materials.
Tax Definition of Life Insurance
Section 7702(b)(1) of the Internal Revenue Code provides that if one of two alternate tests is met, a policy will be treated as life insurance for federal tax purposes. The two tests are referred to as the Cash Value Accumulation Test and the Guideline Premium/Cash Value Corridor Test. Both tests are available to flexible premium policies such as this one.
The tables that follow show, numerically, the requirements for each test.
Guideline Premium/Cash Value Corridor Test
Table of Applicable Percentages of Cash Value
Attained Age of the Insured	Applicable Percentage
0-40	250%
41	243%
42	236%
43	229%
44	222%
45	215%
46	209%
47	203%
48	197%
49	191%
50	185%
51	178%
52	171%
53	164%
54	157%
55	150%
56	146%
57	142%
58	138%
59	134%
Attained Age of the Insured	Applicable Percentage
60	130%
61	128%
62	126%
63	124%
64	122%
65	120%
66	119%
67	118%
68	117%
69	116%
70	115%
71	113%
72	111%
73	109%
74	107%
75	105%
76	105%
77	105%
78	105%
79	105%
Attained Age of the Insured	Applicable Percentage
80	105%
81	105%
82	105%
83	105%
84	105%
85	105%
86	105%
87	105%
88	105%
89	105%
90	105%
91	104%
92	103%
93	102%
94	101%
95	100%
96	100%
97	100%
98	100%
99-120	100%
7

Cash Value Accumulation Test
The Cash Value Accumulation Test requires the Death Benefit to exceed an applicable percentage of the Cash Value. These applicable percentages are calculated by determining net single premiums, as defined in Code Section 7702(b), for each policy year given a set of actuarial assumptions. The relevant material assumptions include an interest rate of 4% and 2001CSO mortality as prescribed in Revenue Code Section 7702 for the Cash Value Accumulation Test. The resulting net single premiums are then inverted (i.e., multiplied by 1/net single premium) to give the applicable cash value percentages. These premiums vary with the ages, sexes, and underwriting classifications of the Insureds.
The table below provides an example of applicable percentages for the Cash Value Accumulation Test. This example is for a male, Issue Age 55, non-tobacco and a female, Issue Age 55, non-tobacco.
Policy Year	Percentage of Cash Value
1	341%
2	328%
3	316%
4	304%
5	292%
6	281%
7	271%
8	261%
9	251%
10	242%
11	233%
12	225%
13	217%
14	210%
15	203%
Policy Year	Percentage of Cash Value
16	196%
17	189%
18	183%
19	177%
20	172%
21	167%
22	162%
23	157%
24	153%
25	149%
26	145%
27	142%
28	138%
29	135%
30	133%
31	130%
Policy Year	Percentage of Cash Value
32	128%
33	125%
34	123%
35	121%
36	120%
37	118%
38	116%
39	115%
40	113%
41	112%
42	110%
43	108%
44	106%
45	103%
46+	100%
8

Report of Independent Registered Public Accounting Firm

The Board of Directors of Nationwide Life and Annuity Insurance Company and Subsidiary and

Contract Owners of Nationwide VL Separate Account-G:

We have audited the accompanying statement of assets, liabilities and contract owners’ equity of Nationwide VL Separate Account-G (comprised of the sub-accounts listed in note 1(b), (collectively, “the Accounts”)) as of December 31, 2015, and the related statements of operations for the period then ended, the statements of changes in contract owners’ equity for each of the periods in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Accounts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the transfer agents of the underlying mutual funds or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Accounts as of December 31, 2015, the results of their operations for the period then ended, the changes in contract owners’ equity for each of the periods in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

March 16, 2016

NATIONWIDE VL SEPARATE ACCOUNT-G

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY

December 31, 2015

Assets:
Investments at fair value:
VPS Dynamic Asset Allocation Portfolio - Class A (ALVDAA)
13,679 shares (cost $158,033)	$154,844
VP Inflation Protection Fund - Class I (ACVIP1)
572,032 shares (cost $6,161,983)	5,697,443
Global Allocation V.I. Fund - Class I (BRVGA1)
633,456 shares (cost $10,490,456)	9,558,854
Global Allocation V.I. Fund - Class II (MLVGA2)
178,246 shares (cost $2,848,660)	2,680,818
VIP Small Cap Value Series: Service Class (DWVSVS)
20,574 shares (cost $785,394)	690,860
VA Global Bond Portfolio (DFVGB)
609,875 shares (cost $6,605,772)	6,501,268
VA International Small Portfolio (DFVIS)
739,435 shares (cost $8,671,704)	8,185,545
VA International Value Portfolio (DFVIV)
720,401 shares (cost $8,787,433)	7,600,228
VA Short-Term Fixed Portfolio (DFVSTF)
650,673 shares (cost $6,643,115)	6,617,349
VA U.S. Large Value Portfolio (DFVULV)
485,869 shares (cost $10,872,010)	10,038,046
VA U.S. Targeted Value Portfolio (DFVUTV)
430,105 shares (cost $7,614,324)	6,812,865
Stock Index Fund, Inc. - Initial Shares (DSIF)
256,347 shares (cost $9,425,605)	11,130,591
VIP Trust - Franklin Income VIP Fund: Class 1 (FTVIS1)
144,530 shares (cost $2,344,963)	2,115,913
VIP Trust - Franklin Founding Funds Allocation VIP Fund: Class 1 (FTVFA1)
86,801 shares (cost $663,370)	590,250
VIP Trust - Templeton Global Bond VIP Fund: Class 1 (FTVGB1)
208,338 shares (cost $3,884,342)	3,404,244
Goldman Sachs Global Markets Navigator Fund - Service Shares (GVGMNS)
5,515 shares (cost $64,510)	60,007
Van Kampen V.I. Mid Cap Growth Fund - Series I Shares (IVKMG1)
30,398 shares (cost $143,332)	163,543
Balanced-Risk Allocation Fund: Series I Shares (IVBRA1)
107,619 shares (cost $1,254,951)	1,097,713
Forty Portfolio: Service Shares (JACAS)
82,715 shares (cost $3,076,831)	2,901,652
Global Technology Portfolio: Service Shares (JAGTS)
326,125 shares (cost $2,528,772)	2,527,466
Overseas Portfolio: Service Shares (JAIGS)
89,374 shares (cost $3,205,817)	2,488,177
M Large Cap Value Fund (MFBOV)
130,330 shares (cost $1,760,423)	1,560,048
M Capital Appreciation Fund (MFFCA)
47,233 shares (cost $1,341,856)	1,187,913
M International Equity Fund (MFBIE)
114,472 shares (cost $1,396,098)	1,288,957
M Large Cap Growth Fund (MFTCG)
82,024 shares (cost $1,937,472)	1,776,649
Var Insurance Trust II - MFS Investors Growth Stock Portfolio: Initial Class (MV2IGI)
534 shares (cost $9,435)	8,754

NATIONWIDE VL SEPARATE ACCOUNT-G

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY

December 31, 2015

Variable Insurance Trust II - MFS International Value Portfolio - Initial Class (MVIVIC)
285,072 shares (cost $6,267,602)	$6,402,726
Variable Insurance Trust - MFS New Discovery Series - Intital Class (MNDIC)
61,272 shares (cost $1,119,295)	949,109
Value Series - Initial Class (MVFIC)
453,823 shares (cost $7,988,174)	8,345,814
Variable Insurance Trust II - MFS International Value Portfolio - Service Class (MVIVSC)
4,435 shares (cost $74,106)	98,147
Core Plus Fixed Income Portfolio - Class I (MSVFI)
12,333 shares (cost $130,404)	126,417
NVIT Investor Destinations Managed Growth and Income Class I (IDPGI)
55,162 shares (cost $585,339)	556,038
NVIT Investor Destinations Managed Growth Class I (IDPG)
76,363 shares (cost $824,680)	765,919
NVIT Cardinal Managed Growth and Income Class I (NCPGI)
67,786 shares (cost $693,866)	667,018
NVIT Cardinal Managed Growth Class I (NCPG)
172,557 shares (cost $1,791,057)	1,687,603
NVIT Bond Index Fund Class I (NVBX)
12,456 shares (cost $133,691)	129,173
NVIT International Index Fund Class I (NVIX)
87,717 shares (cost $822,091)	763,141
American Century NVIT Multi Cap Value Fund - Class I (NVAMV1)
174,185 shares (cost $3,095,151)	2,684,186
American Funds NVIT Asset Allocation Fund - Class II (GVAAA2)
585,709 shares (cost $12,681,780)	13,822,743
American Funds NVIT Bond Fund - Class II (GVABD2)
58,988 shares (cost $679,097)	668,924
American Funds NVIT Global Growth Fund - Class II (GVAGG2)
116,950 shares (cost $3,209,302)	3,447,692
American Funds NVIT Growth Fund - Class II (GVAGR2)
55,470 shares (cost $4,140,982)	4,787,633
American Funds NVIT Growth-Income Fund - Class II (GVAGI2)
34,133 shares (cost $1,561,406)	1,870,804
Federated NVIT High Income Bond Fund - Class I (HIBF)
498,494 shares (cost $3,396,883)	3,015,888
NVIT Emerging Markets Fund - Class I (GEM)
755,674 shares (cost $8,442,184)	6,921,971
NVIT International Equity Fund - Class I (GIG)
90,981 shares (cost $969,984)	867,960
Variable Insurance Trust: NVIT International Equity Fund - Class VI (NVIE6)
16,903 shares (cost $146,736)	160,073
Neuberger Berman NVIT Multi Cap Opportunities Fund - Class I (NVNMO1)
69,339 shares (cost $711,959)	627,518
Neuberger Berman NVIT Socially Responsible Fund - Class II (NVNSR2)
103,005 shares (cost $1,408,853)	1,378,212
NVIT Cardinal Aggressive Fund - Class I (NVCRA1)
962,024 shares (cost $9,887,438)	9,196,948
NVIT Cardinal Balanced Fund - Class I (NVCRB1)
521,017 shares (cost $5,942,670)	5,725,980
NVIT Cardinal Capital Appreciation Fund - Class I (NVCCA1)
940,907 shares (cost $10,544,524)	10,105,337
NVIT Cardinal Conservative Fund - Class I (NVCCN1)
199,793 shares (cost $2,148,579)	2,003,921
NVIT Cardinal Moderate Fund - Class I (NVCMD1)
1,529,853 shares (cost $17,050,427)	16,629,498

NATIONWIDE VL SEPARATE ACCOUNT-G

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY

December 31, 2015

NVIT Cardinal Moderately Aggressive Fund - Class I (NVCMA1)
2,579,030 shares (cost $27,412,032)	$24,578,159
NVIT Cardinal Moderately Conservative Fund - Class I (NVCMC1)
227,951 shares (cost $2,532,039)	2,420,843
NVIT Core Bond Fund - Class I (NVCBD1)
130,593 shares (cost $1,443,106)	1,366,003
NVIT Core Plus Bond Fund - Class I (NVLCP1)
248,754 shares (cost $2,851,026)	2,763,658
NVIT Nationwide Fund - Class I (TRF)
53,326 shares (cost $533,722)	776,954
NVIT Government Bond Fund - Class I (GBF)
159,421 shares (cost $1,770,055)	1,731,310
American Century NVIT Growth Fund - Class I (CAF)
81,079 shares (cost $1,684,339)	1,645,910
NVIT International Index Fund - Class II (GVIX2)
214,483 shares (cost $2,066,310)	1,863,857
NVIT Investor Destinations Aggressive Fund - Class II (GVIDA)
209,712 shares (cost $2,096,070)	2,644,471
NVIT Investor Destinations Balanced Fund - Class II (NVDBL2)
51,113 shares (cost $690,034)	758,521
NVIT Investor Destinations Capital Appreciation Fund - Class II (NVDCA2)
126,198 shares (cost $1,827,588)	2,117,597
NVIT Investor Destinations Conservative Fund - Class II (GVIDC)
87,248 shares (cost $902,589)	865,499
NVIT Investor Destinations Moderate Fund - Class II (GVIDM)
448,572 shares (cost $4,947,720)	5,625,099
NVIT Investor Destinations Moderately Aggressive Fund - Class II (GVDMA)
775,850 shares (cost $8,397,098)	10,311,049
NVIT Investor Destinations Moderately Conservative Fund - Class II (GVDMC)
68,745 shares (cost $752,604)	761,694
NVIT Mid Cap Index Fund - Class I (MCIF)
181,035 shares (cost $4,467,242)	4,064,230
NVIT Money Market Fund - Class I (SAM)
2,238,587 shares (cost $2,238,587)	2,238,587
NVIT Money Market Fund - Class V (SAM5)
23,289,597 shares (cost $23,289,597)	23,289,597
NVIT Multi-Manager International Growth Fund - Class I (NVMIG1)
151,272 shares (cost $1,780,570)	1,552,050
NVIT Multi-Manager International Value Fund - Class I (GVDIVI)
108,745 shares (cost $1,184,226)	1,026,553
NVIT Multi-Manager Large Cap Growth Fund - Class I (NVMLG1)
215,676 shares (cost $2,609,521)	2,721,829
NVIT Multi-Manager Large Cap Value Fund - Class I (NVMLV1)
136,850 shares (cost $1,554,205)	1,363,029
NVIT Multi-Manager Mid Cap Growth Fund - Class I (NVMMG1)
278,656 shares (cost $3,231,676)	2,995,556
NVIT Multi-Manager Mid Cap Value Fund - Class I (NVMMV1)
146,429 shares (cost $1,681,754)	1,468,686
NVIT Multi-Manager Mid Cap Value Fund - Class II (NVMMV2)
57,157 shares (cost $683,233)	574,995
NVIT Multi-Manager Small Cap Growth Fund - Class I (SCGF)
63,870 shares (cost $1,353,546)	1,172,655
NVIT Multi-Manager Small Cap Value Fund - Class I (SCVF)
100,433 shares (cost $1,415,532)	1,323,707
NVIT Multi-Manager Small Company Fund - Class I (SCF)
78,272 shares (cost $1,706,435)	1,611,619

NATIONWIDE VL SEPARATE ACCOUNT-G

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY

December 31, 2015

NVIT Multi-Sector Bond Fund - Class I (MSBF)
113,727 shares (cost $1,040,054)	$987,152
NVIT Short Term Bond Fund - Class I (NVSTB1)
21,095 shares (cost $221,745)	215,171
NVIT Short Term Bond Fund - Class II (NVSTB2)
6,378 shares (cost $66,474)	64,800
NVIT Large Cap Growth Fund - Class I (NVOLG1)
301,875 shares (cost $6,005,424)	6,034,477
NVIT Investor Destinations Aggressive Fund - Class P (NVIDAP)
653,668 shares (cost $8,134,757)	8,210,075
NVIT Investor Destinations Balanced Fund - Class P (NVDBLP)
257,961 shares (cost $3,913,746)	3,820,405
NVIT Investor Destinations Capital Appreciation Fund - Class P (NVDCAP)
247,724 shares (cost $4,220,476)	4,141,951
NVIT Investor Destinations Conservative Fund - Class P (NVIDCP)
199,027 shares (cost $2,092,777)	1,968,376
NVIT Investor Destinations Moderate Fund - Class P (NVIDMP)
915,583 shares (cost $11,639,916)	11,444,790
NVIT Investor Destinations Moderately Aggressive Fund - Class P (NVDMAP)
2,219,940 shares (cost $29,128,880)	29,347,601
NVIT Investor Destinations Moderately Conservative Fund - Class P (NVDMCP)
95,530 shares (cost $1,120,857)	1,053,694
Templeton NVIT International Value Fund - Class III (NVTIV3)
73,687 shares (cost $893,123)	801,712
Invesco NVIT Comstock Value Fund - Class I (EIF)
102,866 shares (cost $1,392,558)	1,574,879
NVIT Real Estate Fund - Class I (NVRE1)
1,334,947 shares (cost $11,011,624)	8,663,804
Loring Ward NVIT Capital Appreciation Fund - Class P (NVLCAP)
12,741 shares (cost $150,821)	131,998
Loring Ward NVIT Moderate Fund - Class P (NVLMP)
67,109 shares (cost $783,984)	728,129
NVIT Small Cap Index Fund Class II (NVSIX2)
210,968 shares (cost $2,808,409)	2,521,063
NVIT S&P 500 Index Fund Class I (GVEX1)
795,690 shares (cost $11,279,462)	11,123,744
TOPS Managed Risk Balanced ETF Portfolio - Class 3 (NOTB3)
64,544 shares (cost $745,443)	693,850
TOPS Managed Risk Growth ETF Portfolio - Class 3 (NOTG3)
143,856 shares (cost $1,668,475)	1,501,859
TOPS Managed Risk Moderate Growth ETF Portfolio - Class 3 (NOTMG3)
44,929 shares (cost $538,446)	484,336
VPS Small/Mid Cap Value Portfolio - Class A (ALVSVA)
178,180 shares (cost $3,563,988)	3,080,730
VP Inflation Protection Fund - Class II (ACVIP2)
50,759 shares (cost $587,381)	504,546
VP Mid Cap Value Fund - Class I (ACVMV1)
173,547 shares (cost $2,898,873)	3,191,522
Small Cap Stock Index Portfolio - Service Shares (DVSCS)
285,938 shares (cost $4,414,361)	4,778,017
Appreciation Portfolio - Initial Shares (DCAP)
28,435 shares (cost $1,263,395)	1,286,130
Quality Bond Fund II - Primary Shares (FQB)
16,860 shares (cost $190,646)	184,958
VIP Energy Portfolio - Service Class 2 (FNRS2)
401,133 shares (cost $8,352,750)	6,221,571

NATIONWIDE VL SEPARATE ACCOUNT-G

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY

December 31, 2015

VIP Equity-Income Portfolio - Service Class (FEIS)
245,407 shares (cost $5,394,744)	$4,998,933
VIP Freedom Fund 2010 Portfolio - Service Class (FF10S)
101,230 shares (cost $1,182,241)	1,228,931
VIP Freedom Fund 2020 Portfolio - Service Class (FF20S)
229,628 shares (cost $2,736,670)	2,849,680
VIP Freedom Fund 2030 Portfolio - Service Class (FF30S)
463,399 shares (cost $5,225,372)	5,866,631
VIP Growth Portfolio - Service Class (FGS)
135,764 shares (cost $7,601,211)	8,902,050
VIP Investment Grade Bond Portfolio - Service Class (FIGBS)
345,085 shares (cost $4,370,399)	4,223,846
VIP Mid Cap Portfolio - Service Class (FMCS)
235,425 shares (cost $7,987,005)	7,630,111
VIP Overseas Portfolio - Service Class (FOS)
154,856 shares (cost $3,108,911)	2,942,272
VIP Value Strategies Portfolio - Service Class (FVSS)
1,081 shares (cost $11,729)	15,692
Franklin Income Securities Fund - Class 2 (FTVIS2)
48,654 shares (cost $733,120)	690,884
Rising Dividends Securities Fund - Class 1 (FTVRDI)
2,535 shares (cost $61,433)	64,023
Small Cap Value Securities Fund - Class 1 (FTVSVI)
124,195 shares (cost $2,497,408)	2,250,405
Templeton Developing Markets Securities Fund - Class 2 (FTVDM2)
51,933 shares (cost $484,513)	328,217
Templeton Foreign Securities Fund - Class 2 (TIF2)
31,963 shares (cost $544,081)	421,912
Templeton Global Bond Securities Fund - Class 2 (FTVGI2)
103,711 shares (cost $1,900,279)	1,638,641
VIP Founding Funds Allocation Fund - Class 2 (FTVFA2)
181,220 shares (cost $1,328,843)	1,223,233
Short Duration Bond Portfolio - I Class Shares (AMTB)
51,051 shares (cost $549,544)	537,062
Mid-Cap Growth Portfolio - S Class Shares (AMMCGS)
2,515 shares (cost $56,045)	53,702
Socially Responsive Portfolio - I Class Shares (AMSRS)
6,220 shares (cost $104,941)	133,477
Global Securities Fund/VA - Non-Service Shares (OVGS)
87,001 shares (cost $3,507,410)	3,306,030
International Growth Fund/VA - Non-Service Shares (OVIG)
191,255 shares (cost $437,605)	420,762
Main Street Fund(R)/VA - Non-Service Shares (OVGI)
58,384 shares (cost $1,796,531)	1,707,143
Main Street Small- & Mid-Cap Fund(R)/VA - Non-Service Shares (OVSC)
76,993 shares (cost $1,866,603)	1,641,500
Global Strategic Income Fund/VA: Non-service Shares (OVSB)
88,598 shares (cost $474,865)	432,356
All Asset Portfolio - Administrative Class (PMVAAA)
54,290 shares (cost $581,977)	494,042
CommodityRealReturn(R) Strategy Portfolio - Administrative Class (PMVRSA)
127,195 shares (cost $1,086,029)	878,917
Foreign Bond Portfolio (Unhedged) - Administrative Class (PMVFBA)
75,860 shares (cost $836,813)	729,018
Low Duration Portfolio - Administrative Class (PMVLDA)
358,918 shares (cost $3,813,768)	3,678,907

NATIONWIDE VL SEPARATE ACCOUNT-G

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY

December 31, 2015

Total Return Portfolio - Administrative Class (PMVTRA)
473,845 shares (cost $5,277,442)	$5,013,278
VI American Franchise Fund - Series I Shares (ACEG)
465 shares (cost $18,781)	26,624
VI Mid Cap Core Equity Fund: Series I Shares (AVMCCI)
15,990 shares (cost $219,022)	193,795
Variable Fund - Multi-Hedge Strategies (RVARS)
14,783 shares (cost $344,625)	356,117
T. Rowe Price Health Sciences Portfolio (TRHSP)
258,933 shares (cost $9,146,043)	10,093,202
Health Sciences Portfolio - II (TRHS2)
48,587 shares (cost $1,454,374)	1,830,285
VIP Trust Global Hard Assets Fund - Initial Class (VWHA)
112,548 shares (cost $3,043,352)	1,899,806
Ivy Funds VIP - Pathfinder Moderately Aggressive - Managed Volatility (WRPMAV)
20,594 shares (cost $107,955)	108,205
Ivy Funds VIP - Pathfinder Moderate - Managed Volatility (WRPMMV)
22,272 shares (cost $121,967)	119,613
Variable Insurance Portfolios - Asset Strategy (WRASP)
1,323,911 shares (cost $13,680,183)	10,993,495
Variable Insurance Portfolios - Balanced (WRBP)
41,063 shares (cost $390,855)	359,689
Variable Insurance Portfolios - Bond (WRBDP)
141,872 shares (cost $792,376)	737,591
Variable Insurance Portfolios - Core Equity (WRCEP)
61,734 shares (cost $775,912)	725,445
Variable Insurance Portfolios - Dividend Opportunities (WRDIV)
80,755 shares (cost $626,592)	631,212
Variable Insurance Portfolios - Energy (WRENG)
51,985 shares (cost $337,281)	262,021
Variable Insurance Portfolios - Global Bond (WRGBP)
10,731 shares (cost $54,540)	50,824
Variable Insurance Portfolios - Global Natural Resources (WRGNR)
133,184 shares (cost $703,633)	487,905
Variable Insurance Portfolios - Growth (WRGP)
71,344 shares (cost $808,231)	814,583
Variable Insurance Portfolios - High Income (WRHIP)
927,745 shares (cost $3,612,356)	3,109,152
Variable Insurance Portfolios - International Growth (WRIP)
61,702 shares (cost $535,390)	535,446
Variable Insurance Portfolios - International Core Equity (WRI2P)
28,640 shares (cost $486,814)	444,688
Variable Insurance Portfolios - Limited-Term Bond (WRLTBP)
4,518 shares (cost $22,269)	22,000
Variable Insurance Portfolios - Micro Cap Growth (WRMIC)
12,447 shares (cost $317,810)	256,655
Variable Insurance Portfolios - Mid Cap Growth (WRMCG)
174,894 shares (cost $1,804,914)	1,647,832
Variable Insurance Portfolios - Money Market (WRMMP)
218,416 shares (cost $218,416)	218,416
Variable Insurance Portfolios - Pathfinder Aggressive (WRPAP)
227,600 shares (cost $1,206,722)	1,149,130
Variable Insurance Portfolios - Pathfinder Conservative (WRPCP)
68,935 shares (cost $372,693)	355,304
Variable Insurance Portfolios - Pathfinder Moderate (WRPMP)
604,727 shares (cost $3,263,550)	3,226,946

NATIONWIDE VL SEPARATE ACCOUNT-G

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY

December 31, 2015

Variable Insurance Portfolios - Pathfinder Moderately Aggressive (WRPMAP)
780,013 shares (cost $4,399,726)	$4,291,707
Variable Insurance Portfolios - Pathfinder Moderately Conservative (WRPMCP)
75,242 shares (cost $415,408)	398,893
Variable Insurance Portfolios - Real Estate Securities (WRRESP)
25,810 shares (cost $225,049)	231,739
Variable Insurance Portfolios - Science and Technology (WRSTP)
53,918 shares (cost $1,119,197)	1,237,712
Variable Insurance Portfolios - Small Cap Growth (WRSCP)
45,494 shares (cost $525,166)	482,456
Variable Insurance Portfolios - Small Cap Value (WRSCV)
16,204 shares (cost $264,881)	253,673
Variable Insurance Portfolios - Value (WRVP)
48,272 shares (cost $315,159)	296,976
Advantage VT Small Cap Growth Fund - Class 2 (WFVSCG)
100,010 shares (cost $985,714)	856,084

Total Investments	$534,648,323

Other Accounts Receivable	5,023
Accounts Receivable - NVIT Multi-Manager Mid Cap Value Fund - Class I (NVMMV1)	2
Accounts Payable - Short Duration Bond Portfolio - I Class Shares (AMTB)	(417)
Accounts Payable - Core Plus Fixed Income Portfolio - Class I (MSVFI)	(209)
Accounts Payable - Neuberger Berman NVIT Socially Responsible Fund - Class II (NVNSR2)	(513)
Accounts Payable - NVIT Nationwide Fund - Class I (TRF)	(535)

$534,651,674

Contract Owners’ Equity:
Accumulation units	534,651,674

Total Contract Owners’ Equity (note 8)	$534,651,674

See accompanying notes to financial statements.

NATIONWIDE VL SEPARATE ACCOUNT-G

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Investment Activity:	Total	ALVDAA	ACVIP1	BRVGA1	MLVGA2	DWVSVS	DFVGB	DFVIS
Reinvested dividends	$9,209,548	$770	$111,671	$98,356	$27,492	$2,723	$99,208	$166,410

Net investment income (loss)	9,209,548	770	111,671	98,356	27,492	2,723	99,208	166,410

Realized gain (loss) on investments	9,453,447	(193)	(34,047)	11,831	3,428	(3,696)	(1,746)	13,024
Change in unrealized gain (loss) on investments	(53,566,638)	(3,188)	(212,160)	(649,579)	(199,148)	(103,789)	(60,945)	(164,496)

Net gain (loss) on investments	(44,113,191)	(3,381)	(246,207)	(637,748)	(195,720)	(107,485)	(62,691)	(151,472)

Reinvested capital gains	26,130,494	1,546	-	478,688	145,059	61,098	26,392	257,424

Net increase (decrease) in contract owners’ equity resulting from operations	$(8,773,149)	$(1,065)	$(134,536)	$(60,704)	$(23,169)	$(43,664)	$62,909	$272,362

Investment Activity:	DFVIV	DFVSTF	DFVULV	DFVUTV	DSIF	FTVIS1	FTVFA1	FTVGB1
Reinvested dividends	$242,049	$19,698	$208,547	$89,889	$204,718	$102,809	$19,410	$263,937

Net investment income (loss)	242,049	19,698	208,547	89,889	204,718	102,809	19,410	263,937

Realized gain (loss) on investments	4,447	(165)	33,460	49,809	411,722	25,789	(2,996)	(54,615)
Change in unrealized gain (loss) on investments	(848,218)	(13,625)	(1,020,655)	(978,144)	(817,575)	(282,935)	(54,529)	(369,118)

Net gain (loss) on investments	(843,771)	(13,790)	(987,195)	(928,335)	(405,853)	(257,146)	(57,525)	(423,733)

Reinvested capital gains	-	6,021	463,700	466,396	309,183	-	973	16,616

Net increase (decrease) in contract owners’ equity resulting from operations	$(601,722)	$11,929	$(314,948)	$(372,050)	$108,048	$(154,337)	$(37,142)	$(143,180)

NATIONWIDE VL SEPARATE ACCOUNT-G

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Investment Activity:	GVGMNS	IVKMG1	IVBRA1	JACAS	JAGTS	JAIGS	MFBOV	MFFCA
Reinvested dividends	$53	$-	$39,110	$37,131	$9,209	$14,569	$21,615	$-

Net investment income (loss)	53	-	39,110	37,131	9,209	14,569	21,615	-

Realized gain (loss) on investments	132	9,082	(19,042)	48,520	22,304	(196,913)	46,623	34,191
Change in unrealized gain (loss) on investments	(5,069)	(17,639)	(141,180)	(329,561)	(122,206)	(152,105)	(212,132)	(230,275)

Net gain (loss) on investments	(4,937)	(8,557)	(160,222)	(281,041)	(99,902)	(349,018)	(165,509)	(196,084)

Reinvested capital gains	1,307	11,059	81,414	581,274	151,681	88,492	126,627	129,946

Net increase (decrease) in contract owners’ equity resulting from operations	$(3,577)	$2,502	$(39,698)	$337,364	$60,988	$(245,957)	$(17,267)	$(66,138)

Investment Activity:	MFBIE	MFTCG	MV2IGI	MVIVIC	MNDIC	MVFIC	MVIVSC	MSVFI
Reinvested dividends	$22,733	$322	$45	$103,905	$-	$177,618	$1,763	$4,279

Net investment income (loss)	22,733	322	45	103,905	-	177,618	1,763	4,279

Realized gain (loss) on investments	21,331	64,663	(13)	135,787	(23,561)	385,239	3,201	1,189
Change in unrealized gain (loss) on investments	(121,039)	(254,397)	(681)	33,276	(29,057)	(1,087,177)	271	(6,085)

Net gain (loss) on investments	(99,708)	(189,734)	(694)	169,063	(52,618)	(701,938)	3,472	(4,896)

Reinvested capital gains	-	273,306	525	53,190	28,391	445,747	1,009	-

Net increase (decrease) in contract owners’ equity resulting from operations	$(76,975)	$83,894	$(124)	$326,158	$(24,227)	$(78,573)	$6,244	$(617)

NATIONWIDE VL SEPARATE ACCOUNT-G

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Investment Activity:	IDPGI	IDPG	NCPGI	NCPG	NVBX	NVIX	NVAMV1	GVAAA2
Reinvested dividends	$9,685	$14,412	$9,218	$22,051	$2,533	$16,845	$64,818	$181,750

Net investment income (loss)	9,685	14,412	9,218	22,051	2,533	16,845	64,818	181,750

Realized gain (loss) on investments	(183)	(1,207)	(1,632)	(1,984)	(305)	(5,847)	60,114	245,985
Change in unrealized gain (loss) on investments	(26,788)	(55,988)	(24,844)	(74,756)	(3,663)	(45,283)	(560,427)	(862,021)

Net gain (loss) on investments	(26,971)	(57,195)	(26,476)	(76,740)	(3,968)	(51,130)	(500,313)	(616,036)

Reinvested capital gains	-	-	-	-	1,219	-	317,939	564,033

Net increase (decrease) in contract owners’ equity resulting from operations	$(17,286)	$(42,783)	$(17,258)	$(54,689)	$(216)	$(34,285)	$(117,556)	$129,747

Investment Activity:	GVABD2	GVAGG2	GVAGR2	GVAGI2	HIBF	GEM	GIG	NVIE6
Reinvested dividends	$9,229	$21,388	$33,198	$17,097	$171,297	$64,045	$4,737	$480

Net investment income (loss)	9,229	21,388	33,198	17,097	171,297	64,045	4,737	480

Realized gain (loss) on investments	2,818	174,290	634,641	141,406	(34,818)	(108,716)	563	6,189
Change in unrealized gain (loss) on investments	(13,954)	(306,780)	(495,506)	(279,830)	(238,924)	(1,219,516)	(75,732)	(18,467)

Net gain (loss) on investments	(11,136)	(132,490)	139,135	(138,424)	(273,742)	(1,328,232)	(75,169)	(12,278)

Reinvested capital gains	283	296,866	122,139	138,017	29,920	-	33,648	6,708

Net increase (decrease) in contract owners’ equity resulting from operations	$(1,624)	$185,764	$294,472	$16,690	$(72,525)	$(1,264,187)	$(36,784)	$(5,090)

NATIONWIDE VL SEPARATE ACCOUNT-G

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Investment Activity:	NVNMO1	NVNSR2	NVCRA1	NVCRB1	NVCCA1	NVCCN1	NVCMD1	NVCMA1
Reinvested dividends	$5,136	$10,871	$249,440	$158,145	$308,684	$42,840	$491,727	$764,509

Net investment income (loss)	5,136	10,871	249,440	158,145	308,684	42,840	491,727	764,509

Realized gain (loss) on investments	15,985	188,950	237,559	162,902	103,142	16,558	202,881	228,644
Change in unrealized gain (loss) on investments	(83,468)	(437,680)	(1,374,256)	(610,958)	(1,192,796)	(129,144)	(1,811,749)	(3,727,847)

Net gain (loss) on investments	(67,483)	(248,730)	(1,136,697)	(448,056)	(1,089,654)	(112,586)	(1,608,868)	(3,499,203)

Reinvested capital gains	56,629	238,996	696,447	208,385	643,403	55,563	939,636	2,297,811

Net increase (decrease) in contract owners’ equity resulting from operations	$(5,718)	$1,137	$(190,810)	$(81,526)	$(137,567)	$(14,183)	$(177,505)	$(436,883)

Investment Activity:	NVCMC1	NVCBD1	NVLCP1	TRF	GBF	CAF	GVIX2	GVIDA
Reinvested dividends	$63,723	$42,140	$50,265	$9,673	$31,165	$5,825	$42,984	$39,175

Net investment income (loss)	63,723	42,140	50,265	9,673	31,165	5,825	42,984	39,175

Realized gain (loss) on investments	48,029	12,060	(4,213)	62,166	(23,541)	36,899	(81,445)	279,503
Change in unrealized gain (loss) on investments	(230,843)	(69,640)	(80,920)	(64,692)	(12,123)	(174,177)	53,716	(334,562)

Net gain (loss) on investments	(182,814)	(57,580)	(85,133)	(2,526)	(35,664)	(137,278)	(27,729)	(55,059)

Reinvested capital gains	95,329	6,790	20,001	-	-	210,814	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	$(23,762)	$(8,650)	$(14,867)	$7,147	$(4,499)	$79,361	$15,255	$(15,884)

NATIONWIDE VL SEPARATE ACCOUNT-G

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Investment Activity:	NVDBL2	NVDCA2	GVIDC	GVIDM	GVDMA	GVDMC	MCIF	NVMIG1
Reinvested dividends	$12,993	$33,971	$15,256	$94,197	$158,302	$13,190	$46,062	$11,538

Net investment income (loss)	12,993	33,971	15,256	94,197	158,302	13,190	46,062	11,538

Realized gain (loss) on investments	17,114	28,043	3,834	502,838	467,831	26,622	420,545	(15,859)
Change in unrealized gain (loss) on investments	(47,637)	(152,248)	(46,950)	(863,341)	(887,344)	(90,740)	(892,180)	(110,408)

Net gain (loss) on investments	(30,523)	(124,205)	(43,116)	(360,503)	(419,513)	(64,118)	(471,635)	(126,267)

Reinvested capital gains	17,198	79,731	31,112	281,738	203,789	52,294	277,390	95,279

Net increase (decrease) in contract owners’ equity resulting from operations	$(332)	$(10,503)	$3,252	$15,432	$(57,422)	$1,366	$(148,183)	$(19,450)

Investment Activity:	GVDIVI	NVMLG1	NVMLV1	NVMMG1	NVMMV1	NVMMV2	SCGF	SCVF
Reinvested dividends	$16,868	$12,944	$17,616	$-	$18,854	$7,203	$-	$9,463

Net investment income (loss)	16,868	12,944	17,616	-	18,854	7,203	-	9,463

Realized gain (loss) on investments	(58,900)	106,450	52,762	94,136	(22,618)	12,180	135,549	43,977
Change in unrealized gain (loss) on investments	(24,795)	(254,921)	(266,190)	(549,441)	(173,732)	(104,974)	(253,710)	(250,368)

Net gain (loss) on investments	(83,695)	(148,471)	(213,428)	(455,305)	(196,350)	(92,794)	(118,161)	(206,391)

Reinvested capital gains	-	222,647	148,827	397,586	127,778	66,949	141,913	122,431

Net increase (decrease) in contract owners’ equity resulting from operations	$(66,827)	$87,120	$(46,985)	$(57,719)	$(49,718)	$(18,642)	$23,752	$(74,497)

NATIONWIDE VL SEPARATE ACCOUNT-G

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Investment Activity:	SCF	MSBF	NVSTB1	NVSTB2	NVOLG1	NVIDAP	NVDBLP	NVDCAP
Reinvested dividends	$6,352	$19,961	$4,153	$1,098	$38,922	$126,176	$71,224	$74,500

Net investment income (loss)	6,352	19,961	4,153	1,098	38,922	126,176	71,224	74,500

Realized gain (loss) on investments	40,985	4,515	(1,091)	23	514,436	82,652	36,743	24,802
Change in unrealized gain (loss) on investments	(242,664)	(54,476)	(2,966)	(1,321)	(1,150,022)	(314,820)	(186,795)	(260,231)

Net gain (loss) on investments	(201,679)	(49,961)	(4,057)	(1,298)	(635,586)	(232,168)	(150,052)	(235,429)

Reinvested capital gains	165,010	-	-	-	869,890	-	74,337	137,245

Net increase (decrease) in contract owners’ equity resulting from operations	$(30,317)	$(30,000)	$96	$(200)	$273,226	$(105,992)	$(4,491)	$(23,684)

Investment Activity:	NVIDCP	NVIDMP	NVDMAP	NVDMCP	NVTIV3	EIF	NVRE1	NVLCAP
Reinvested dividends	$37,971	$208,286	$510,212	$19,989	$15,592	$26,466	$242,777	$3,529

Net investment income (loss)	37,971	208,286	510,212	19,989	15,592	26,466	242,777	3,529

Realized gain (loss) on investments	(2,237)	625,766	250,191	4,827	(3,483)	92,402	(141,525)	11
Change in unrealized gain (loss) on investments	(90,690)	(1,268,093)	(1,602,117)	(74,344)	(81,457)	(230,304)	(1,839,616)	(18,280)

Net gain (loss) on investments	(92,927)	(642,327)	(1,351,926)	(69,517)	(84,940)	(137,902)	(1,981,141)	(18,269)

Reinvested capital gains	61,966	451,184	521,967	49,540	38,275	-	1,290,603	6,753

Net increase (decrease) in contract owners’ equity resulting from operations	$7,010	$17,143	$(319,747)	$12	$(31,073)	$(111,436)	$(447,761)	$(7,987)

NATIONWIDE VL SEPARATE ACCOUNT-G

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Investment Activity:	NVLMP	NVSIX2	GVEX1	NOTB3	NOTG3	NOTMG3	ALVSVA	ACVIP2
Reinvested dividends	$13,979	$27,121	$195,950	$8,048	$17,482	$6,004	$23,342	$11,622

Net investment income (loss)	13,979	27,121	195,950	8,048	17,482	6,004	23,342	11,622

Realized gain (loss) on investments	(2,628)	(347)	177,743	1,270	(2,806)	(1,706)	68,429	(17,842)
Change in unrealized gain (loss) on investments	(32,276)	(317,047)	(500,208)	(62,025)	(160,283)	(48,785)	(737,121)	(6,954)

Net gain (loss) on investments	(34,904)	(317,394)	(322,465)	(60,755)	(163,089)	(50,491)	(668,692)	(24,796)

Reinvested capital gains	8,651	161,192	120,266	16,078	5,843	10,435	474,444	-

Net increase (decrease) in contract owners’ equity resulting from operations	$(12,274)	$(129,081)	$(6,249)	$(36,629)	$(139,764)	$(34,052)	$(170,906)	$(13,174)

Investment Activity:	ACVMV1	DVSCS	DCAP	FQB	FNRS2	FEIS	FF10S	FF20S
Reinvested dividends	$47,532	$33,027	$23,543	$7,319	$69,515	$162,361	$21,546	$51,631

Net investment income (loss)	47,532	33,027	23,543	7,319	69,515	162,361	21,546	51,631

Realized gain (loss) on investments	145,785	165,506	57,149	(2,223)	75,809	106,136	26,439	23,058
Change in unrealized gain (loss) on investments	(369,889)	(612,343)	(178,018)	(5,778)	(1,870,576)	(948,565)	(52,003)	(102,319)

Net gain (loss) on investments	(224,104)	(446,837)	(120,869)	(8,001)	(1,794,767)	(842,429)	(25,564)	(79,261)

Reinvested capital gains	124,535	294,435	66,283	-	202,309	462,842	3,601	12,410

Net increase (decrease) in contract owners’ equity resulting from operations	$(52,037)	$(119,375)	$(31,043)	$(682)	$(1,522,943)	$(217,226)	$(417)	$(15,220)

NATIONWIDE VL SEPARATE ACCOUNT-G

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Investment Activity:	FF30S	FGS	FIGBS	FMCS	FOS	FVSS	FTVIS2	FTVRDI
Reinvested dividends	$99,802	$13,066	$106,946	$32,206	$38,382	$171	$36,111	$1,304

Net investment income (loss)	99,802	13,066	106,946	32,206	38,382	171	36,111	1,304

Realized gain (loss) on investments	185,490	267,840	(20,142)	102,711	(159)	5,516	9,807	7,940
Change in unrealized gain (loss) on investments	(348,595)	(13,983)	(120,254)	(1,155,298)	(166,638)	(5,962)	(98,788)	(19,455)

Net gain (loss) on investments	(163,105)	253,857	(140,396)	(1,052,587)	(166,797)	(446)	(88,981)	(11,515)

Reinvested capital gains	31,924	177,840	3,224	901,627	3,022	19	-	8,117

Net increase (decrease) in contract owners’ equity resulting from operations	$(31,379)	$444,763	$(30,226)	$(118,754)	$(125,393)	$(256)	$(52,870)	$(2,094)

Investment Activity:	FTVSVI	FTVDM2	TIF2	FTVGI2	FTVFA2	AMTB	AMMCGS	AMSRS
Reinvested dividends	$26,532	$8,976	$16,662	$142,705	$40,032	$7,330	$-	$785

Net investment income (loss)	26,532	8,976	16,662	142,705	40,032	7,330	-	785

Realized gain (loss) on investments	187,726	(32,129)	(38,803)	(43,603)	(3,515)	(2,265)	(3)	30,168
Change in unrealized gain (loss) on investments	(825,077)	(120,018)	(23,646)	(183,547)	(119,206)	(3,618)	(2,344)	(44,251)

Net gain (loss) on investments	(637,351)	(152,147)	(62,449)	(227,150)	(122,721)	(5,883)	(2,347)	(14,083)

Reinvested capital gains	420,943	57,157	17,018	9,269	2,189	-	-	12,416

Net increase (decrease) in contract owners’ equity resulting from operations	$(189,876)	$(86,014)	$(28,769)	$(75,176)	$(80,500)	$1,447	$(2,347)	$(882)

NATIONWIDE VL SEPARATE ACCOUNT-G

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Investment Activity:	OVGS	OVIG	OVGI	OVSC	OVSB	PMVAAA	PMVRSA	PMVFBA
Reinvested dividends	$38,694	$1,828	$24,329	$15,685	$27,522	$17,460	$10,737	$11,770

Net investment income (loss)	38,694	1,828	24,329	15,685	27,522	17,460	10,737	11,770

Realized gain (loss) on investments	(12,550)	(440)	110,223	91,162	(4,758)	(4,364)	(10,071)	(48,125)
Change in unrealized gain (loss) on investments	(112,379)	(16,170)	(512,723)	(477,703)	(32,172)	(59,900)	(192,533)	(23,552)

Net gain (loss) on investments	(124,929)	(16,610)	(402,500)	(386,541)	(36,930)	(64,264)	(202,604)	(71,677)

Reinvested capital gains	192,906	11,158	397,253	258,890	-	-	-	1,965

Net increase (decrease) in contract owners’ equity resulting from operations	$106,671	$(3,624)	$19,082	$(111,966)	$(9,408)	$(46,804)	$(191,867)	$(57,942)

Investment Activity:	PMVLDA	PMVTRA	ACEG	AVMCCI	RVARS	TRHSP	TRHS2	VWHA
Reinvested dividends	$125,989	$231,981	$-	$693	$1,840	$-	$-	$600

Net investment income (loss)	125,989	231,981	-	693	1,840	-	-	600

Realized gain (loss) on investments	(13,979)	881	2,752	693	1,434	111,936	263,236	(93,195)
Change in unrealized gain (loss) on investments	(98,594)	(280,543)	(1,638)	(29,008)	1,915	(28,366)	(189,568)	(779,936)

Net gain (loss) on investments	(112,573)	(279,662)	1,114	(28,315)	3,349	83,570	73,668	(873,131)

Reinvested capital gains	-	52,461	177	18,603	-	744,671	138,055	-

Net increase (decrease) in contract owners’ equity resulting from operations	$13,416	$4,780	$1,291	$(9,019)	$5,189	$828,241	$211,723	$(872,531)

NATIONWIDE VL SEPARATE ACCOUNT-G

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Investment Activity:	WRPMAV	WRPMMV	WRASP	WRBP	WRBDP	WRCEP	WRDIV	WRENG
Reinvested dividends	$-	$-	$38,784	$3,200	$22,723	$2,518	$8,763	$159

Net investment income (loss)	-	-	38,784	3,200	22,723	2,518	8,763	159

Realized gain (loss) on investments	12	(441)	(67,896)	1,886	(7,094)	12,344	20,285	1,818
Change in unrealized gain (loss) on investments	608	(24)	(2,776,762)	(53,450)	(14,138)	(137,389)	(118,703)	(76,410)

Net gain (loss) on investments	620	(465)	(2,844,658)	(51,564)	(21,232)	(125,045)	(98,418)	(74,592)

Reinvested capital gains	-	-	1,862,355	47,047	-	117,844	75,004	1,440

Net increase (decrease) in contract owners’ equity resulting from operations	$620	$(465)	$(943,519)	$(1,317)	$1,491	$(4,683)	$(14,651)	$(72,993)

Investment Activity:	WRGBP	WRGNR	WRGP	WRHIP	WRIP	WRI2P	WRLTBP	WRMIC
Reinvested dividends	$2,057	$547	$774	$210,325	$2,336	$6,104	$275	$-

Net investment income (loss)	2,057	547	774	210,325	2,336	6,104	275	-

Realized gain (loss) on investments	(850)	(11,881)	19,466	(25,885)	11,933	(5,073)	(4)	1,653
Change in unrealized gain (loss) on investments	(2,677)	(126,538)	(56,051)	(438,996)	(24,578)	(67,763)	(249)	(70,707)

Net gain (loss) on investments	(3,527)	(138,419)	(36,585)	(464,881)	(12,645)	(72,836)	(253)	(69,054)

Reinvested capital gains	-	-	85,539	35,710	27,073	60,300	-	44,214

Net increase (decrease) in contract owners’ equity resulting from operations	$(1,470)	$(137,872)	$49,728	$(218,846)	$16,764	$(6,432)	$22	$(24,840)

NATIONWIDE VL SEPARATE ACCOUNT-G

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Investment Activity:	WRMCG	WRMMP	WRPAP	WRPCP	WRPMP	WRPMAP	WRPMCP	WRRESP
Reinvested dividends	$-	$49	$26,255	$4,045	$52,312	$92,324	$6,235	$2,400

Net investment income (loss)	-	49	26,255	4,045	52,312	92,324	6,235	2,400

Realized gain (loss) on investments	36,752	-	15,092	823	19,666	15,268	1,330	8,249
Change in unrealized gain (loss) on investments	(278,912)	-	(141,029)	(25,864)	(316,826)	(458,016)	(39,033)	(22,262)

Net gain (loss) on investments	(242,160)	-	(125,937)	(25,041)	(297,160)	(442,748)	(37,703)	(14,013)

Reinvested capital gains	139,535	-	96,561	22,564	248,889	340,289	32,614	22,919

Net increase (decrease) in contract owners’ equity resulting from operations	$(102,625)	$49	$(3,121)	$1,568	$4,041	$(10,135)	$1,146	$11,306

Investment Activity:	WRSTP	WRSCP	WRSCV	WRVP	WFVSCG	MIGIC	FOSR	AMFAS
Reinvested dividends	$-	$-	$235	$2,103	$-	$76	$-	$-

Net investment income (loss)	-	-	235	2,103	-	76	-	-

Realized gain (loss) on investments	43,341	36,899	1,939	3,688	72,187	(310)	455,373	(8,008)
Change in unrealized gain (loss) on investments	(155,454)	(95,355)	(39,364)	(51,995)	(201,395)	(416)	(263,965)	(1,232)

Net gain (loss) on investments	(112,113)	(58,456)	(37,425)	(48,307)	(129,208)	(726)	191,408	(9,240)

Reinvested capital gains	72,251	68,037	21,495	35,095	118,310	803	-	9,306

Net increase (decrease) in contract owners’ equity resulting from operations	$(39,862)	$9,581	$(15,695)	$(11,109)	$(10,898)	$153	$191,408	$66

See accompanying notes to financial statements.

NATIONWIDE VL SEPARATE ACCOUNT-G

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	Total		ALVDAA		ACVIP1		BRVGA1
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$9,209,548	$7,250,490	$770	$340	$111,671	$53,121	$98,356	$119,126
Realized gain (loss) on investments	9,453,447	11,352,216	(193)	906	(34,047)	(25,131)	11,831	68,109
Change in unrealized gain (loss) on investments	(53,566,638)	(16,656,545)	(3,188)	(1,635)	(212,160)	(10,927)	(649,579)	(513,543)
Reinvested capital gains	26,130,494	15,346,878	1,546	2,353	-	75,724	478,688	408,902

Net increase (decrease) in contract owners’ equity resulting from operations	(8,773,149)	17,293,039	(1,065)	1,964	(134,536)	92,787	(60,704)	82,594

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	159,303,166	128,591,992	22,269	29,248	2,100,146	1,815,413	1,521,439	1,731,872
Transfers between funds	-	-	77,865	(2,931)	200,780	(19,833)	3,313,124	148,745
Surrenders (note 6)	(16,029,364)	(12,402,629)	-	-	(95,346)	(18,890)	(105,060)	(35,153)
Death Benefits (note 4)	(404,565)	(729,856)	-	-	(7,366)	-	-	(725)
Net policy repayments (loans) (note 5)	(4,773,816)	(2,280,516)	8	1	(54,105)	(10,715)	(15,631)	(32,910)
Deductions for surrender charges (note 2d)	(2,686,781)	(1,897,360)	(1,534)	(58)	(37,450)	(15,732)	(34,399)	(15,121)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(38,494,693)	(32,693,304)	(10,201)	(10,089)	(472,708)	(370,530)	(460,368)	(363,955)
Asset charges (note 3)	(1,626,884)	(1,314,284)	(156)	(99)	(3,676)	(3,037)	(11,728)	(8,265)
Adjustments to maintain reserves	5,821	52,518	(2)	14	-	6	(5)	11

Net equity transactions	95,292,884	77,326,561	88,249	16,086	1,630,275	1,376,682	4,207,372	1,424,499

Net change in contract owners’ equity	86,519,735	94,619,600	87,184	18,050	1,495,739	1,469,469	4,146,668	1,507,093
Contract owners’ equity beginning of period	448,131,939	353,512,339	67,662	49,612	4,201,701	2,732,232	5,412,182	3,905,089

Contract owners’ equity end of period	$534,651,674	$448,131,939	$154,846	$67,662	$5,697,440	$4,201,701	$9,558,850	$5,412,182

CHANGES IN UNITS:
Beginning units	30,074,365	23,847,216	5,625	4,308	422,946	284,870	448,110	330,149
Units purchased	15,472,778	15,252,186	9,597	4,175	225,164	203,502	425,678	177,777
Units redeemed	(7,742,575)	(9,025,037)	(2,207)	(2,858)	(61,217)	(65,426)	(76,686)	(59,816)

Ending units	37,804,568	30,074,365	13,015	5,625	586,893	422,946	797,102	448,110

NATIONWIDE VL SEPARATE ACCOUNT-G

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	MLVGA2		DWVSVS		DFVGB		DFVIS
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$27,492	$60,229	$2,723	$137	$99,208	$75,110	$166,410	$94,454
Realized gain (loss) on investments	3,428	16,002	(3,696)	1,039	(1,746)	(1,751)	13,024	48,033
Change in unrealized gain (loss) on investments	(199,148)	(242,776)	(103,789)	7,150	(60,945)	(8,902)	(164,496)	(515,136)
Reinvested capital gains	145,059	223,355	61,098	3,497	26,392	5,594	257,424	94,592

Net increase (decrease) in contract owners’ equity resulting from operations	(23,169)	56,810	(43,664)	11,823	62,909	70,051	272,362	(278,057)

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	14,459	20,759	170,052	127,998	2,840,876	2,136,355	3,408,628	2,371,343
Transfers between funds	(20,690)	104,017	118,000	368,935	614,672	256,972	677,933	420,794
Surrenders (note 6)	(36,634)	(52,110)	(15,481)	4	(7,349)	(19,665)	(9,811)	(29,212)
Death Benefits (note 4)	-	(265)	-	-	(11,223)	-	(7,670)	(4,870)
Net policy repayments (loans) (note 5)	(23,095)	39,517	(476)	(2)	(46,315)	(18,221)	(44,989)	(39,979)
Deductions for surrender charges (note 2d)	(9,020)	(15,630)	(2,060)	-	(20,483)	(17,041)	(23,668)	(23,426)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(123,422)	(141,758)	(45,908)	(20,547)	(577,746)	(403,023)	(651,270)	(449,272)
Asset charges (note 3)	(6,243)	(6,349)	(1,934)	(834)	(1,363)	(333)	(3,417)	(1,967)
Adjustments to maintain reserves	(2)	14	-	(52)	3	691	(2)	21,450

Net equity transactions	(204,647)	(51,805)	222,193	475,502	2,791,072	1,935,735	3,345,734	2,264,861

Net change in contract owners’ equity	(227,816)	5,005	178,529	487,325	2,853,981	2,005,786	3,618,096	1,986,804
Contract owners’ equity beginning of period	2,908,631	2,903,626	512,330	25,005	3,647,287	1,641,501	4,567,434	2,580,630

Contract owners’ equity end of period	$2,680,815	$2,908,631	$690,859	$512,330	$6,501,268	$3,647,287	$8,185,530	$4,567,434

CHANGES IN UNITS:
Beginning units	175,251	178,390	39,303	2,026	345,929	160,180	362,894	193,191
Units purchased	7,359	14,096	22,049	39,022	308,444	232,051	298,143	223,109
Units redeemed	(19,670)	(17,235)	(4,692)	(1,745)	(47,157)	(46,302)	(46,408)	(53,406)

Ending units	162,940	175,251	56,660	39,303	607,216	345,929	614,629	362,894

NATIONWIDE VL SEPARATE ACCOUNT-G

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	DFVIV		DFVSTF		DFVULV		DFVUTV
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$242,049	$170,945	$19,698	$7,011	$208,547	$106,798	$89,889	$38,980
Realized gain (loss) on investments	4,447	43,356	(165)	(301)	33,460	120,452	49,809	27,242
Change in unrealized gain (loss) on investments	(848,218)	(547,007)	(13,625)	(6,959)	(1,020,655)	46,274	(978,144)	(141,196)
Reinvested capital gains	-	-	6,021	2,110	463,700	106,608	466,396	206,060

Net increase (decrease) in contract owners’ equity resulting from operations	(601,722)	(332,706)	11,929	1,861	(314,948)	380,132	(372,050)	131,086

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	3,377,675	2,547,091	2,859,698	2,279,581	3,198,057	2,449,861	2,936,825	2,120,381
Transfers between funds	1,144,058	531,413	613,271	275,563	1,775,708	659,543	585,744	417,497
Surrenders (note 6)	(8,872)	(30,126)	(7,968)	(21,559)	(26,620)	(28,437)	(25,543)	(30,493)
Death Benefits (note 4)	(7,504)	(9,602)	(11,274)	-	(6,051)	-	(6,169)	-
Net policy repayments (loans) (note 5)	(46,201)	(56,188)	(48,452)	(21,423)	(21,094)	(64,599)	(50,932)	(32,346)
Deductions for surrender charges (note 2d)	(26,339)	(23,988)	(24,511)	(18,288)	(94,298)	(22,097)	(21,974)	(26,194)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(644,620)	(454,703)	(597,484)	(426,793)	(631,364)	(438,890)	(581,057)	(414,466)
Asset charges (note 3)	(2,582)	(1,103)	(666)	(198)	(7,645)	(4,179)	(3,810)	(2,045)
Adjustments to maintain reserves	2	22,931	8	704	3	396	(5)	388

Net equity transactions	3,785,617	2,525,725	2,782,622	2,067,587	4,186,696	2,551,598	2,833,079	2,032,722

Net change in contract owners’ equity	3,183,895	2,193,019	2,794,551	2,069,448	3,871,748	2,931,730	2,461,029	2,163,808
Contract owners’ equity beginning of period	4,416,327	2,223,308	3,822,802	1,753,354	6,166,301	3,234,571	4,351,835	2,188,027

Contract owners’ equity end of period	$7,600,222	$4,416,327	$6,617,353	$3,822,802	$10,038,049	$6,166,301	$6,812,864	$4,351,835

CHANGES IN UNITS:
Beginning units	359,804	168,169	379,421	174,278	368,268	210,726	267,161	139,303
Units purchased	348,677	234,882	326,473	254,503	291,528	227,517	212,842	162,998
Units redeemed	(42,956)	(43,247)	(51,086)	(49,360)	(39,155)	(69,975)	(38,681)	(35,140)

Ending units	665,525	359,804	654,808	379,421	620,641	368,268	441,322	267,161

NATIONWIDE VL SEPARATE ACCOUNT-G

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	DSIF		FTVIS1		FTVFA1		FTVGB1
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$204,718	$178,005	$102,809	$101,613	$19,410	$16,384	$263,937	$140,018
Realized gain (loss) on investments	411,722	304,768	25,789	55,446	(2,996)	397	(54,615)	10,188
Change in unrealized gain (loss) on investments	(817,575)	709,374	(282,935)	(77,901)	(54,529)	(3,641)	(369,118)	(97,166)
Reinvested capital gains	309,183	106,950	-	-	973	462	16,616	-

Net increase (decrease) in contract owners’ equity resulting from operations	108,048	1,299,097	(154,337)	79,158	(37,142)	13,602	(143,180)	53,040

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	1,184,943	1,459,455	526,868	512,972	121,600	142,790	753,739	810,604
Transfers between funds	(664,309)	701,839	(229,919)	58,640	(2,876)	3,615	(69,439)	27,505
Surrenders (note 6)	(105,410)	(188,972)	(13,797)	(15,245)	(793)	(809)	(64,141)	(40,896)
Death Benefits (note 4)	-	(9,467)	-	-	-	-	-	(4,753)
Net policy repayments (loans) (note 5)	(61,568)	36,759	(15,163)	(5,208)	(16,694)	(5,124)	(25,021)	1,196
Deductions for surrender charges (note 2d)	(32,553)	(26,848)	(11,984)	(6,161)	(2,118)	(2,351)	(29,948)	(8,531)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(508,253)	(525,316)	(146,967)	(134,642)	(42,860)	(41,783)	(258,390)	(242,728)
Asset charges (note 3)	(32,963)	(29,920)	(3,817)	(2,382)	(530)	(427)	(9,848)	(8,670)
Adjustments to maintain reserves	(16)	18	-	44	(27)	5	(1)	10

Net equity transactions	(220,129)	1,417,548	105,221	408,018	55,702	95,916	296,951	533,737

Net change in contract owners’ equity	(112,081)	2,716,645	(49,116)	487,176	18,560	109,518	153,771	586,777
Contract owners’ equity beginning of period	11,242,662	8,526,017	2,165,033	1,677,857	571,662	462,144	3,250,473	2,663,696

Contract owners’ equity end of period	$11,130,581	$11,242,662	$2,115,917	$2,165,033	$590,222	$571,662	$3,404,244	$3,250,473

CHANGES IN UNITS:
Beginning units	541,663	465,920	169,320	137,679	41,549	34,615	289,255	242,067
Units purchased	64,023	137,668	44,232	58,991	9,793	10,847	80,932	126,531
Units redeemed	(75,295)	(61,925)	(35,928)	(27,350)	(5,742)	(3,913)	(54,294)	(79,343)

Ending units	530,391	541,663	177,624	169,320	45,600	41,549	315,893	289,255

NATIONWIDE VL SEPARATE ACCOUNT-G

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	GVGMNS		IVKMG1		IVBRA1		JACAS
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$53	$9	$-	$-	$39,110	$-	$37,131	$816
Realized gain (loss) on investments	132	122	9,082	6,898	(19,042)	(258)	48,520	84,055
Change in unrealized gain (loss) on investments	(5,069)	461	(17,639)	3,416	(141,180)	(16,058)	(329,561)	(674,068)
Reinvested capital gains	1,307	206	11,059	-	81,414	16,892	581,274	805,568

Net increase (decrease) in contract owners’ equity resulting from operations	(3,577)	798	2,502	10,314	(39,698)	576	337,364	216,371

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	17,218	18,189	24,268	18,467	535,773	129,844	243,472	260,316
Transfers between funds	30,594	1,111	19,689	(5,545)	221,388	354,989	(182,604)	(16,908)
Surrenders (note 6)	-	-	(1,755)	(685)	3	-	(53,785)	(92,598)
Death Benefits (note 4)	-	-	-	-	-	-	(9,376)	-
Net policy repayments (loans) (note 5)	4	1	(17,212)	(6,405)	(85)	-	(57,244)	(11,873)
Deductions for surrender charges (note 2d)	(1,489)	(227)	(1,304)	(685)	(108)	-	(9,969)	(12,404)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(8,210)	(7,060)	(10,700)	(10,702)	(92,614)	(7,652)	(162,113)	(153,716)
Asset charges (note 3)	(59)	(41)	(453)	(413)	(4,044)	(657)	(9,874)	(8,316)
Adjustments to maintain reserves	1	3	(8)	11	17	4	7	9

Net equity transactions	38,059	11,976	12,525	(5,957)	660,330	476,528	(241,486)	(35,490)

Net change in contract owners’ equity	34,482	12,774	15,027	4,357	620,632	477,104	95,878	180,881
Contract owners’ equity beginning of period	25,528	12,754	148,515	144,158	477,104	-	2,805,775	2,624,894

Contract owners’ equity end of period	$60,010	$25,528	$163,542	$148,515	$1,097,736	$477,104	$2,901,653	$2,805,775

CHANGES IN UNITS:
Beginning units	2,097	1,089	10,209	10,706	46,256	-	137,085	139,107
Units purchased	3,943	1,651	3,197	1,793	79,439	47,067	18,505	15,191
Units redeemed	(806)	(643)	(2,298)	(2,290)	(14,718)	(811)	(28,939)	(17,213)

Ending units	5,234	2,097	11,108	10,209	110,977	46,256	126,651	137,085

NATIONWIDE VL SEPARATE ACCOUNT-G

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	JAGTS		JAIGS		MFBOV		MFFCA
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$9,209	$-	$14,569	$192,876	$21,615	$12,010	$-	$-
Realized gain (loss) on investments	22,304	44,324	(196,913)	(87,176)	46,623	18,588	34,191	10,868
Change in unrealized gain (loss) on investments	(122,206)	(15,689)	(152,105)	(739,585)	(212,132)	(59,666)	(230,275)	(8,559)
Reinvested capital gains	151,681	43,294	88,492	237,465	126,627	111,188	129,946	86,389

Net increase (decrease) in contract owners’ equity resulting from operations	60,988	71,929	(245,957)	(396,420)	(17,267)	82,120	(66,138)	88,698

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	471,669	388,057	280,196	353,209	374,075	244,554	293,130	148,800
Transfers between funds	1,212,357	36,200	(259,975)	(462,181)	220,943	86,776	111,250	121,125
Surrenders (note 6)	(10,878)	(21,830)	(28,428)	(130,455)	(9,696)	(2,650)	(1,369)	(1,561)
Death Benefits (note 4)	-	-	-	(570)	-	-	-	-
Net policy repayments (loans) (note 5)	(20,669)	(13,327)	(44,506)	7,012	5,571	(12,309)	2,613	(8,270)
Deductions for surrender charges (note 2d)	(10,602)	(1,525)	(8,939)	(10,037)	(393)	(261)	(416)	(268)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(155,259)	(68,872)	(164,700)	(195,349)	(70,533)	(48,813)	(60,004)	(35,073)
Asset charges (note 3)	(7,596)	(2,447)	(9,800)	(11,270)	(3,651)	(2,483)	(3,068)	(2,073)
Adjustments to maintain reserves	130	(2,248)	(5)	15	(6)	(12)	(10)	13

Net equity transactions	1,479,152	314,008	(236,157)	(449,626)	516,310	264,802	342,126	222,693

Net change in contract owners’ equity	1,540,140	385,937	(482,114)	(846,046)	499,043	346,922	275,988	311,391
Contract owners’ equity beginning of period	987,397	601,460	2,970,291	3,816,337	1,061,005	714,083	911,912	600,521

Contract owners’ equity end of period	$2,527,537	$987,397	$2,488,177	$2,970,291	$1,560,048	$1,061,005	$1,187,900	$911,912

CHANGES IN UNITS:
Beginning units	66,371	44,208	295,324	333,529	73,950	54,589	49,378	36,555
Units purchased	108,723	33,620	40,507	58,269	45,352	25,134	24,842	16,402
Units redeemed	(12,740)	(11,457)	(64,561)	(96,474)	(9,850)	(5,773)	(5,367)	(3,579)

Ending units	162,354	66,371	271,270	295,324	109,452	73,950	68,853	49,378

NATIONWIDE VL SEPARATE ACCOUNT-G

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	MFBIE		MFTCG		MV2IGI		MVIVIC
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$22,733	$18,366	$322	$442	$45	$-	$103,905	$84,121
Realized gain (loss) on investments	21,331	4,238	64,663	14,781	(13)	-	135,787	120,498
Change in unrealized gain (loss) on investments	(121,039)	(74,237)	(254,397)	(50,974)	(681)	-	33,276	(148,391)
Reinvested capital gains	-	-	273,306	128,124	525	-	53,190	-

Net increase (decrease) in contract owners’ equity resulting from operations	(76,975)	(51,633)	83,894	92,373	(124)	-	326,158	56,228

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	265,009	137,159	406,595	196,902	-	-	1,483,347	907,482
Transfers between funds	394,790	135,404	253,659	140,142	9,270	-	205,315	1,636,044
Surrenders (note 6)	(4,442)	(988)	(2,507)	(1,554)	-	-	(19,706)	(6,549)
Death Benefits (note 4)	-	-	-	-	-	-	-	-
Net policy repayments (loans) (note 5)	3,449	(6,783)	(3,766)	(12,284)	-	-	(26,249)	(24,617)
Deductions for surrender charges (note 2d)	(251)	(167)	(558)	(367)	-	-	(9,358)	(5,149)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(49,809)	(35,347)	(70,825)	(42,978)	(365)	-	(321,692)	(234,287)
Asset charges (note 3)	(3,048)	(1,883)	(3,677)	(2,333)	(27)	-	(20,629)	(16,763)
Adjustments to maintain reserves	(1)	11	7	(13)	1	-	5	17

Net equity transactions	605,697	227,406	578,928	277,515	8,879	-	1,291,033	2,256,178

Net change in contract owners’ equity	528,722	175,773	662,822	369,888	8,755	-	1,617,191	2,312,406
Contract owners’ equity beginning of period	760,236	584,463	1,113,836	743,948	-	-	4,785,543	2,473,137

Contract owners’ equity end of period	$1,288,958	$760,236	$1,776,658	$1,113,836	$8,755	$-	$6,402,734	$4,785,543

CHANGES IN UNITS:
Beginning units	82,343	58,837	67,771	49,888	-	-	345,728	181,067
Units purchased	71,102	28,247	41,572	22,374	927	-	162,410	203,268
Units redeemed	(8,106)	(4,741)	(8,975)	(4,491)	(39)	-	(74,430)	(38,607)

Ending units	145,339	82,343	100,368	67,771	888	-	433,708	345,728

NATIONWIDE VL SEPARATE ACCOUNT-G

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	MNDIC		MVFIC		MVIVSC		MSVFI
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$-	$-	$177,618	$101,942	$1,763	$1,894	$4,279	$2,590
Realized gain (loss) on investments	(23,561)	(17,217)	385,239	614,808	3,201	4,438	1,189	549
Change in unrealized gain (loss) on investments	(29,057)	(182,276)	(1,087,177)	(237,262)	271	(5,091)	(6,085)	3,854
Reinvested capital gains	28,391	157,026	445,747	206,258	1,009	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	(24,227)	(42,467)	(78,573)	685,746	6,244	1,241	(617)	6,993

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	190,311	196,951	1,315,471	701,001	2,074	2,076	28,800	29,703
Transfers between funds	121,716	300,509	908,044	481,178	(656)	(5,594)	(51,528)	55,697
Surrenders (note 6)	(8,330)	(771)	(522,827)	(321,987)	(1,275)	(1,871)	(2,400)	(238)
Death Benefits (note 4)	-	-	(13,229)	-	-	-	-	-
Net policy repayments (loans) (note 5)	(7,670)	(7,476)	(70,294)	(29,019)	(364)	(52)	(3,094)	98
Deductions for surrender charges (note 2d)	(2,474)	(948)	(12,237)	(19,770)	(91)	(801)	(658)	(72)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(59,221)	(46,989)	(353,705)	(315,580)	(6,403)	(5,916)	(8,056)	(7,630)
Asset charges (note 3)	(1,447)	(659)	(20,274)	(19,282)	(324)	(256)	(502)	(390)
Adjustments to maintain reserves	5	1	(3)	28	(1)	4	8	14

Net equity transactions	232,890	440,618	1,230,946	476,569	(7,040)	(12,410)	(37,430)	77,182

Net change in contract owners’ equity	208,663	398,151	1,152,373	1,162,315	(796)	(11,169)	(38,047)	84,175
Contract owners’ equity beginning of period	740,444	342,293	7,193,784	6,031,469	98,942	110,111	164,673	80,498

Contract owners’ equity end of period	$949,107	$740,444	$8,346,157	$7,193,784	$98,146	$98,942	$126,626	$164,673

CHANGES IN UNITS:
Beginning units	54,582	23,401	319,923	296,423	6,208	6,987	11,035	5,818
Units purchased	24,180	44,856	85,890	93,025	121	150	1,948	5,812
Units redeemed	(7,454)	(13,675)	(31,887)	(69,525)	(537)	(929)	(4,442)	(595)

Ending units	71,308	54,582	373,926	319,923	5,792	6,208	8,541	11,035

NATIONWIDE VL SEPARATE ACCOUNT-G

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	IDPGI		IDPG		NCPGI		NCPG
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$9,685	$4,628	$14,412	$1,973	$9,218	$1,296	$22,051	$15,761
Realized gain (loss) on investments	(183)	(16)	(1,207)	9	(1,632)	(42)	(1,984)	(73)
Change in unrealized gain (loss) on investments	(26,788)	(2,513)	(55,988)	(2,773)	(24,844)	(2,004)	(74,756)	(28,698)
Reinvested capital gains	-	14	-	149	-	801	-	8,449

Net increase (decrease) in contract owners’ equity resulting from operations	(17,286)	2,113	(42,783)	(642)	(17,258)	51	(54,689)	(4,561)

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	213,993	105,684	513,438	55,449	590,045	42,572	1,105,266	154,438
Transfers between funds	93,391	191,240	160,450	142,898	78,314	29,435	106,826	459,035
Surrenders (note 6)	(132)	-	-	-	-	-	-	-
Death Benefits (note 4)	-	-	-	-	-	-	-	-
Net policy repayments (loans) (note 5)	-	-	-	-	(2,555)	-	-	-
Deductions for surrender charges (note 2d)	-	-	-	-	-	-	-	-
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(29,829)	(1,266)	(54,699)	(4,385)	(48,771)	(3,281)	(64,307)	(9,174)
Asset charges (note 3)	(1,707)	(162)	(3,533)	(276)	(1,461)	(73)	(4,581)	(649)
Adjustments to maintain reserves	(2)	-	(4)	5	(3)	(1)	3	(5)

Net equity transactions	275,714	295,496	615,652	193,691	615,569	68,652	1,143,207	603,645

Net change in contract owners’ equity	258,428	297,609	572,869	193,049	598,311	68,703	1,088,518	599,084
Contract owners’ equity beginning of period	297,609	-	193,049	-	68,703	-	599,084	-

Contract owners’ equity end of period	$556,037	$297,609	$765,918	$193,049	$667,014	$68,703	$1,687,602	$599,084

CHANGES IN UNITS:
Beginning units	29,188	-	19,029	-	6,762	-	59,412	-
Units purchased	29,282	29,329	65,012	19,485	61,856	7,092	120,835	60,380
Units redeemed	(2,193)	(141)	(5,634)	(456)	(213)	(330)	(4,783)	(968)

Ending units	56,277	29,188	78,407	19,029	68,405	6,762	175,464	59,412

NATIONWIDE VL SEPARATE ACCOUNT-G

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	NVBX		NVIX		NVAMV1		GVAAA2
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$2,533	$1,914	$16,845	$3,641	$64,818	$48,463	$181,750	$102,197
Realized gain (loss) on investments	(305)	1	(5,847)	(1,950)	60,114	235,893	245,985	510,057
Change in unrealized gain (loss) on investments	(3,663)	(855)	(45,283)	(13,667)	(560,427)	(274,685)	(862,021)	(109,928)
Reinvested capital gains	1,219	-	-	-	317,939	285,781	564,033	16,798

Net increase (decrease) in contract owners’ equity resulting from operations	(216)	1,060	(34,285)	(11,976)	(117,556)	295,452	129,747	519,124

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	68,983	17,012	234,490	121,400	394,442	267,465	2,692,079	2,746,784
Transfers between funds	(21,301)	74,177	432,380	62,893	323,023	(239,513)	914,276	351,601
Surrenders (note 6)	-	-	(16)	(3,038)	(63,263)	(38,246)	(22,305)	(235,523)
Death Benefits (note 4)	-	-	-	-	-	(9,206)	-	(192,717)
Net policy repayments (loans) (note 5)	-	-	(11)	-	(37,617)	(44,181)	(167,972)	(321,944)
Deductions for surrender charges (note 2d)	-	-	(5)	-	(9,971)	(1,818)	(23,403)	(30,561)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(9,629)	(621)	(29,905)	(6,888)	(137,076)	(135,014)	(1,194,788)	(973,129)
Asset charges (note 3)	(262)	(30)	(1,669)	(239)	(8,810)	(8,560)	(69,109)	(55,539)
Adjustments to maintain reserves	-	(1)	4	7	5,165	9	38	8

Net equity transactions	37,791	90,537	635,268	174,135	465,893	(209,064)	2,128,816	1,288,980

Net change in contract owners’ equity	37,575	91,597	600,983	162,159	348,337	86,388	2,258,563	1,808,104
Contract owners’ equity beginning of period	91,597	-	162,159	-	2,335,592	2,249,204	11,564,210	9,756,106

Contract owners’ equity end of period	$129,172	$91,597	$763,142	$162,159	$2,683,929	$2,335,592	$13,822,773	$11,564,210

CHANGES IN UNITS:
Beginning units	8,912	-	17,628	-	95,149	103,650	703,208	622,866
Units purchased	8,089	8,976	65,374	20,022	33,299	20,795	218,928	207,848
Units redeemed	(4,451)	(64)	761	(2,394)	(14,225)	(29,296)	(89,779)	(127,506)

Ending units	12,550	8,912	83,763	17,628	114,223	95,149	832,357	703,208

NATIONWIDE VL SEPARATE ACCOUNT-G

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	GVABD2		GVAGG2		GVAGR2		GVAGI2
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$9,229	$8,238	$21,388	$19,780	$33,198	$23,933	$17,097	$14,636
Realized gain (loss) on investments	2,818	1,463	174,290	94,325	634,641	163,777	141,406	53,868
Change in unrealized gain (loss) on investments	(13,954)	15,751	(306,780)	(67,740)	(495,506)	195,801	(279,830)	94,921
Reinvested capital gains	283	5,860	296,866	-	122,139	-	138,017	16,754

Net increase (decrease) in contract owners’ equity resulting from operations	(1,624)	31,312	185,764	46,365	294,472	383,511	16,690	180,179

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	85,731	90,087	652,044	416,459	480,633	889,410	251,096	269,477
Transfers between funds	(35,766)	(12,498)	184,651	270,003	(1,111,287)	1,162,441	(94,273)	33,175
Surrenders (note 6)	(12,448)	(4,750)	(33,081)	(56,570)	(15,826)	(72,533)	(115,605)	(34,500)
Death Benefits (note 4)	-	-	-	-	(55,400)	(1,102)	-	-
Net policy repayments (loans) (note 5)	(624)	693	(29,935)	(59,761)	(69,891)	(19,928)	(14,329)	(7,039)
Deductions for surrender charges (note 2d)	(1,537)	1,626	(71,672)	(13,311)	(9,700)	(5,129)	(5,948)	(7,005)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(44,488)	(44,415)	(231,653)	(188,908)	(273,323)	(280,920)	(137,727)	(139,168)
Asset charges (note 3)	(2,008)	(1,912)	(10,801)	(8,505)	(12,889)	(12,386)	(5,314)	(5,099)
Adjustments to maintain reserves	(1)	3	(14)	(57)	(2)	2	(10)	(74)

Net equity transactions	(11,141)	28,834	459,539	359,350	(1,067,685)	1,659,855	(122,110)	109,767

Net change in contract owners’ equity	(12,765)	60,146	645,303	405,715	(773,213)	2,043,366	(105,420)	289,946
Contract owners’ equity beginning of period	681,686	621,540	2,802,384	2,396,669	5,560,897	3,517,531	1,976,216	1,686,270

Contract owners’ equity end of period	$668,921	$681,686	$3,447,687	$2,802,384	$4,787,684	$5,560,897	$1,870,796	$1,976,216

CHANGES IN UNITS:
Beginning units	51,655	49,442	161,115	140,319	334,321	228,533	132,583	124,701
Units purchased	7,072	7,364	44,138	47,325	33,270	140,920	19,954	26,205
Units redeemed	(7,922)	(5,151)	(19,211)	(26,529)	(97,138)	(35,132)	(28,376)	(18,323)

Ending units	50,805	51,655	186,042	161,115	270,453	334,321	124,161	132,583

NATIONWIDE VL SEPARATE ACCOUNT-G

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	HIBF		GEM		GIG		NVIE6
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$171,297	$121,081	$64,045	$55,985	$4,737	$9,997	$480	$8,074
Realized gain (loss) on investments	(34,818)	(1,395)	(108,716)	9,068	563	241	6,189	6,815
Change in unrealized gain (loss) on investments	(238,924)	(142,071)	(1,219,516)	(300,697)	(75,732)	(26,292)	(18,467)	(15,417)
Reinvested capital gains	29,920	-	-	-	33,648	-	6,708	-

Net increase (decrease) in contract owners’ equity resulting from operations	(72,525)	(22,385)	(1,264,187)	(235,644)	(36,784)	(16,054)	(5,090)	(528)

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	328,160	255,559	2,155,554	1,223,803	251,048	61,622	-	-
Transfers between funds	(110,989)	3,227,318	81,033	6,144,748	132,880	572,590	(3,452)	(9)
Surrenders (note 6)	(197,889)	(8,496)	(55,746)	(40,689)	(7,422)	(339)	(1,346)	(8)
Death Benefits (note 4)	-	(34,232)	(8,911)	-	-	-	-	-
Net policy repayments (loans) (note 5)	(32,303)	(8,561)	(52,555)	(14,891)	(23,095)	1,427	(11,826)	(14,742)
Deductions for surrender charges (note 2d)	(21,808)	(956)	(63,675)	(13,355)	(4,623)	(723)	(493)	(243)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(155,635)	(110,916)	(553,185)	(355,524)	(36,574)	(22,357)	(9,873)	(11,288)
Asset charges (note 3)	(11,359)	(7,107)	(14,585)	(10,243)	(2,434)	(1,211)	(511)	(600)
Adjustments to maintain reserves	2	3	4	20	(9)	15	7	-

Net equity transactions	(201,821)	3,312,612	1,487,934	6,933,869	309,771	611,024	(27,494)	(26,890)

Net change in contract owners’ equity	(274,346)	3,290,227	223,747	6,698,225	272,987	594,970	(32,584)	(27,418)
Contract owners’ equity beginning of period	3,290,227	-	6,698,225	-	594,970	-	192,660	220,078

Contract owners’ equity end of period	$3,015,881	$3,290,227	$6,921,972	$6,698,225	$867,957	$594,970	$160,076	$192,660

CHANGES IN UNITS:
Beginning units	180,468	-	687,395	-	60,895	-	19,755	22,404
Units purchased	40,994	217,300	292,862	741,036	42,355	64,510	-	22,000
Units redeemed	(51,614)	(36,832)	(134,646)	(53,641)	(11,614)	(3,615)	(2,795)	(24,649)

Ending units	169,848	180,468	845,611	687,395	91,636	60,895	16,960	19,755

NATIONWIDE VL SEPARATE ACCOUNT-G

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	NVNMO1		NVNSR2		NVCRA1		NVCRB1
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$5,136	$6,488	$10,871	$15,073	$249,440	$160,637	$158,145	$126,968
Realized gain (loss) on investments	15,985	52,058	188,950	244,664	237,559	129,606	162,902	71,187
Change in unrealized gain (loss) on investments	(83,468)	(127,232)	(437,680)	(89,774)	(1,374,256)	(303,775)	(610,958)	(104,108)
Reinvested capital gains	56,629	113,690	238,996	-	696,447	340,260	208,385	118,915

Net increase (decrease) in contract owners’ equity resulting from operations	(5,718)	45,004	1,137	169,963	(190,810)	326,728	(81,526)	212,962

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	37,403	56,051	138,822	179,015	3,306,214	2,007,802	1,416,214	1,433,150
Transfers between funds	(42,861)	(79,018)	(13,723)	(612,865)	(257,663)	291,887	29,770	122,594
Surrenders (note 6)	(18,724)	(9,392)	(381,661)	(56,823)	(488,321)	(457,847)	(628,814)	(13,076)
Death Benefits (note 4)	-	-	(3,243)	-	-	(1,097)	(2,029)	(998)
Net policy repayments (loans) (note 5)	(24,069)	(6,097)	(60,590)	(28,223)	(101,766)	(15,805)	14,739	4,869
Deductions for surrender charges (note 2d)	(11,666)	(1,353)	(4,924)	(4,557)	(20,949)	(16,158)	(55,171)	(12,562)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(30,976)	(36,853)	(77,637)	(85,201)	(813,284)	(638,293)	(563,110)	(503,272)
Asset charges (note 3)	(1,419)	(1,664)	(4,919)	(6,462)	(33,215)	(25,362)	(33,108)	(26,627)
Adjustments to maintain reserves	5	10	6	48	5	10	-	41

Net equity transactions	(92,307)	(78,316)	(407,869)	(615,068)	1,591,021	1,145,137	178,491	1,004,119

Net change in contract owners’ equity	(98,025)	(33,312)	(406,732)	(445,105)	1,400,211	1,471,865	96,965	1,217,081
Contract owners’ equity beginning of period	725,541	758,853	1,785,457	2,230,562	7,796,742	6,324,877	5,629,020	4,411,939

Contract owners’ equity end of period	$627,516	$725,541	$1,378,725	$1,785,457	$9,196,953	$7,796,742	$5,725,985	$5,629,020

CHANGES IN UNITS:
Beginning units	49,965	55,708	108,030	149,145	553,360	468,988	403,592	330,447
Units purchased	5,491	8,071	10,042	20,994	240,306	174,929	107,600	133,991
Units redeemed	(11,770)	(13,814)	(34,301)	(62,109)	(130,482)	(90,557)	(96,275)	(60,846)

Ending units	43,686	49,965	83,771	108,030	663,184	553,360	414,917	403,592

NATIONWIDE VL SEPARATE ACCOUNT-G

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	NVCCA1		NVCCN1		NVCMD1		NVCMA1
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$308,684	$219,847	$42,840	$44,458	$491,727	$379,608	$764,509	$521,895
Realized gain (loss) on investments	103,142	240,552	16,558	7,610	202,881	170,547	228,644	243,061
Change in unrealized gain (loss) on investments	(1,192,796)	(348,236)	(129,144)	(54,130)	(1,811,749)	(227,787)	(3,727,847)	(1,524,943)
Reinvested capital gains	643,403	271,890	55,563	55,332	939,636	348,548	2,297,811	1,619,287

Net increase (decrease) in contract owners’ equity resulting from operations	(137,567)	384,053	(14,183)	53,270	(177,505)	670,916	(436,883)	859,300

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	3,066,325	2,072,844	555,629	336,622	2,735,243	3,041,464	7,477,420	5,758,885
Transfers between funds	(281,299)	22,470	(58,854)	377,470	202,104	273,966	(649,594)	776,888
Surrenders (note 6)	(344,483)	(274,195)	(247,971)	(8,741)	(544,461)	(104,855)	(815,879)	(972,583)
Death Benefits (note 4)	(7,727)	(76,959)	-	-	(12,583)	(92,695)	(21,834)	(663)
Net policy repayments (loans) (note 5)	(166,729)	(267,904)	5	(157)	(73,820)	31,419	12,281	52,590
Deductions for surrender charges (note 2d)	(47,071)	(60,228)	(7,943)	(2,027)	(37,773)	(11,971)	(118,629)	(148,114)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(781,271)	(694,335)	(215,396)	(178,795)	(1,112,421)	(1,007,808)	(2,211,003)	(1,886,661)
Asset charges (note 3)	(34,662)	(29,700)	(11,964)	(10,140)	(66,484)	(56,569)	(83,126)	(59,095)
Adjustments to maintain reserves	(1)	4	5	1	(3)	(1)	10	3

Net equity transactions	1,403,082	691,997	13,511	514,233	1,089,802	2,072,950	3,589,646	3,521,250

Net change in contract owners’ equity	1,265,515	1,076,050	(672)	567,503	912,297	2,743,866	3,152,763	4,380,550
Contract owners’ equity beginning of period	8,839,824	7,763,774	2,004,592	1,437,089	15,717,194	12,973,328	21,425,404	17,044,854

Contract owners’ equity end of period	$10,105,339	$8,839,824	$2,003,920	$2,004,592	$16,629,491	$15,717,194	$24,578,167	$21,425,404

CHANGES IN UNITS:
Beginning units	623,239	573,117	152,786	113,279	1,116,884	964,838	1,517,067	1,263,113
Units purchased	160,605	199,657	49,192	54,901	193,298	259,256	531,833	521,489
Units redeemed	(63,125)	(149,535)	(48,244)	(15,394)	(116,832)	(107,210)	(283,410)	(267,535)

Ending units	720,719	623,239	153,734	152,786	1,193,350	1,116,884	1,765,490	1,517,067

NATIONWIDE VL SEPARATE ACCOUNT-G

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	NVCMC1		NVCBD1		NVLCP1		TRF
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$63,723	$61,483	$42,140	$41,485	$50,265	$29,113	$9,673	$9,348
Realized gain (loss) on investments	48,029	20,428	12,060	243	(4,213)	(754)	62,166	65,515
Change in unrealized gain (loss) on investments	(230,843)	(48,694)	(69,640)	22,678	(80,920)	12,590	(64,692)	17,174
Reinvested capital gains	95,329	61,914	6,790	-	20,001	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	(23,762)	95,131	(8,650)	64,406	(14,867)	40,949	7,147	92,037

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	374,079	411,328	147,079	197,672	606,913	423,134	88,025	79,063
Transfers between funds	(16,907)	220,589	(36,308)	74,636	920,964	732,490	2,649	42,208
Surrenders (note 6)	(254,290)	-	(172,581)	(30,992)	(67,838)	-	(25,002)	(66,450)
Death Benefits (note 4)	-	-	(3,128)	(1,312)	-	(439)	(3,249)	(2,169)
Net policy repayments (loans) (note 5)	(894)	17,543	(16,061)	9,258	(49,838)	(15,202)	(43,494)	(13,008)
Deductions for surrender charges (note 2d)	(1,202)	-	(3,118)	(4,949)	(10,703)	-	(3,538)	(5,222)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(230,906)	(211,434)	(79,540)	(65,632)	(109,476)	(52,501)	(65,528)	(68,960)
Asset charges (note 3)	(14,941)	(13,680)	(3,477)	(3,100)	(8,330)	(4,840)	(4,082)	(4,137)
Adjustments to maintain reserves	(1)	8	3	14	1	18	7	78

Net equity transactions	(145,062)	424,354	(167,131)	175,595	1,281,693	1,082,660	(54,212)	(38,597)

Net change in contract owners’ equity	(168,824)	519,485	(175,781)	240,001	1,266,826	1,123,609	(47,065)	53,440
Contract owners’ equity beginning of period	2,589,667	2,070,182	1,541,787	1,301,786	1,496,836	373,227	824,554	771,114

Contract owners’ equity end of period	$2,420,843	$2,589,667	$1,366,006	$1,541,787	$2,763,662	$1,496,836	$777,489	$824,554

CHANGES IN UNITS:
Beginning units	188,769	157,199	112,469	99,762	100,994	26,464	43,756	45,891
Units purchased	24,047	48,799	12,622	27,922	111,854	80,660	6,017	7,317
Units redeemed	(34,788)	(17,229)	(24,722)	(15,215)	(25,785)	(6,130)	(8,897)	(9,452)

Ending units	178,028	188,769	100,369	112,469	187,063	100,994	40,876	43,756

NATIONWIDE VL SEPARATE ACCOUNT-G

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	GBF		CAF		GVIX2		GVIDA
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$31,165	$26,017	$5,825	$5,405	$42,984	$56,123	$39,175	$57,075
Realized gain (loss) on investments	(23,541)	(44,527)	36,899	116,838	(81,445)	8,094	279,503	295,153
Change in unrealized gain (loss) on investments	(12,123)	77,495	(174,177)	32,099	53,716	(256,170)	(334,562)	(179,201)
Reinvested capital gains	-	-	210,814	-	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	(4,499)	58,985	79,361	154,342	15,255	(191,953)	(15,884)	173,027

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	450,663	177,394	311,665	472,500	508,329	503,613	99,546	92,075
Transfers between funds	123,739	(83,881)	(140,068)	295,820	(1,148,061)	2,763,411	(499,243)	(495,498)
Surrenders (note 6)	(44,349)	(62,246)	(33,702)	(220)	(131,552)	(1)	(133,232)	(53,019)
Death Benefits (note 4)	(3,116)	(1,392)	-	-	-	-	-	-
Net policy repayments (loans) (note 5)	(5,047)	(10,071)	(198)	(39,178)	(35,277)	14,885	3,679	(62,729)
Deductions for surrender charges (note 2d)	(8,050)	(4,139)	(79,607)	(205)	(41,002)	(5,040)	(18,788)	(20,541)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(111,114)	(99,321)	(95,604)	(72,553)	(205,038)	(179,514)	(161,061)	(189,824)
Asset charges (note 3)	(6,722)	(5,387)	(2,812)	(1,717)	(2,532)	(1,675)	(13,778)	(13,994)
Adjustments to maintain reserves	2	61	(1)	20	6	8	6	(7)

Net equity transactions	396,006	(88,982)	(40,327)	654,467	(1,055,127)	3,095,687	(722,871)	(743,537)

Net change in contract owners’ equity	391,507	(29,997)	39,034	808,809	(1,039,872)	2,903,734	(738,755)	(570,510)
Contract owners’ equity beginning of period	1,340,223	1,370,220	1,606,880	798,071	2,903,734	-	3,383,228	3,953,738

Contract owners’ equity end of period	$1,731,730	$1,340,223	$1,645,914	$1,606,880	$1,863,862	$2,903,734	$2,644,473	$3,383,228

CHANGES IN UNITS:
Beginning units	91,498	97,820	106,354	58,806	311,118	-	181,101	222,191
Units purchased	67,409	23,103	18,243	75,914	58,371	378,948	5,278	6,543
Units redeemed	(40,552)	(29,425)	(20,518)	(28,366)	(167,243)	(67,830)	(43,396)	(47,633)

Ending units	118,355	91,498	104,079	106,354	202,246	311,118	142,983	181,101

NATIONWIDE VL SEPARATE ACCOUNT-G

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	NVDBL2		NVDCA2		GVIDC		GVIDM
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$12,993	$14,499	$33,971	$37,845	$15,256	$18,668	$94,197	$136,099
Realized gain (loss) on investments	17,114	18,786	28,043	32,292	3,834	10,215	502,838	286,918
Change in unrealized gain (loss) on investments	(47,637)	2,698	(152,248)	12,031	(46,950)	(17,930)	(863,341)	(11,504)
Reinvested capital gains	17,198	3,159	79,731	30,808	31,112	31,902	281,738	-

Net increase (decrease) in contract owners’ equity resulting from operations	(332)	39,142	(10,503)	112,976	3,252	42,855	15,432	411,513

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	4,959	4,806	3,141	2,757	5,699	12,205	303,356	387,124
Transfers between funds	(7,300)	4,400	(13,742)	(10,362)	(1)	(6,847)	(320,267)	(165,214)
Surrenders (note 6)	(19,809)	(7,761)	(14,606)	(6,242)	(62,891)	(44,014)	(1,511,378)	(186,991)
Death Benefits (note 4)	-	-	-	-	-	(18,529)	-	-
Net policy repayments (loans) (note 5)	(5,147)	(4,250)	(1,018)	(13,864)	(1,614)	(27,830)	(363,766)	(365,120)
Deductions for surrender charges (note 2d)	(7,857)	(2,500)	(2,166)	(3,729)	(6,080)	(12,852)	(77,464)	(13,092)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(55,210)	(69,137)	(55,382)	(66,467)	(68,515)	(94,713)	(361,558)	(480,932)
Asset charges (note 3)	(4,603)	(4,856)	(10,197)	(10,332)	(5,717)	(6,412)	(27,684)	(32,489)
Adjustments to maintain reserves	6	6	8	2	(6)	18	(9)	24

Net equity transactions	(94,961)	(79,292)	(93,962)	(108,237)	(139,125)	(198,974)	(2,358,770)	(856,690)

Net change in contract owners’ equity	(95,293)	(40,150)	(104,465)	4,739	(135,873)	(156,119)	(2,343,338)	(445,177)
Contract owners’ equity beginning of period	853,814	893,964	2,222,063	2,217,324	1,001,370	1,157,489	7,968,436	8,413,613

Contract owners’ equity end of period	$758,521	$853,814	$2,117,598	$2,222,063	$865,497	$1,001,370	$5,625,098	$7,968,436

CHANGES IN UNITS:
Beginning units	51,025	55,874	116,249	122,047	67,500	81,059	460,842	511,799
Units purchased	313	988	161	145	380	974	13,156	26,302
Units redeemed	(5,929)	(5,837)	(5,034)	(5,943)	(9,693)	(14,533)	(147,587)	(77,259)

Ending units	45,409	51,025	111,376	116,249	58,187	67,500	326,411	460,842

NATIONWIDE VL SEPARATE ACCOUNT-G

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	GVDMA		GVDMC		MCIF		SAM
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$158,302	$197,752	$13,190	$17,544	$46,062	$50,593	$-	$(1)
Realized gain (loss) on investments	467,831	725,498	26,622	10,405	420,545	144,225	-	-
Change in unrealized gain (loss) on investments	(887,344)	(335,370)	(90,740)	(1,300)	(892,180)	(65,220)	-	-
Reinvested capital gains	203,789	-	52,294	18,341	277,390	236,297	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	(57,422)	587,880	1,366	44,990	(148,183)	365,895	-	(1)

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	473,249	489,287	101,812	30,799	499,631	920,074	163,207	617,847
Transfers between funds	(121,235)	(768,093)	(67)	(32,757)	(897,674)	705,356	(156,390)	(1,330,785)
Surrenders (note 6)	(664,071)	(598,667)	(34,570)	(787)	(45,528)	(119,784)	(204,276)	(1,088,454)
Death Benefits (note 4)	(43,328)	(144)	-	-	-	(14,056)	-	-
Net policy repayments (loans) (note 5)	(121,459)	(337,401)	(230,176)	(406)	(45,033)	60,208	178,855	658,965
Deductions for surrender charges (note 2d)	(102,878)	(62,588)	(2,204)	(558)	(11,522)	(5,464)	(14,656)	(101,146)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(644,064)	(782,874)	(49,627)	(54,625)	(232,989)	(189,633)	(198,794)	(260,453)
Asset charges (note 3)	(38,690)	(41,277)	(3,203)	(3,213)	(15,098)	(12,773)	(7,911)	(10,511)
Adjustments to maintain reserves	(7)	21	10	5	13	7	1	8,400

Net equity transactions	(1,262,483)	(2,101,736)	(218,025)	(61,542)	(748,200)	1,343,935	(239,964)	(1,506,137)

Net change in contract owners’ equity	(1,319,905)	(1,513,856)	(216,659)	(16,552)	(896,383)	1,709,830	(239,964)	(1,506,138)
Contract owners’ equity beginning of period	11,630,954	13,144,810	978,360	994,912	4,960,620	3,250,790	2,478,704	3,984,842

Contract owners’ equity end of period	$10,311,049	$11,630,954	$761,701	$978,360	$4,064,237	$4,960,620	$2,238,740	$2,478,704

CHANGES IN UNITS:
Beginning units	638,050	756,842	60,141	64,057	199,670	143,174	215,876	347,049
Units purchased	26,887	32,441	6,300	1,999	51,123	83,614	31,650	60,551
Units redeemed	(95,137)	(151,233)	(19,604)	(5,915)	(82,950)	(27,118)	(52,549)	(191,724)

Ending units	569,800	638,050	46,837	60,141	167,843	199,670	194,977	215,876

NATIONWIDE VL SEPARATE ACCOUNT-G

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	SAM5		NVMIG1		GVDIVI		NVMLG1
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$-	$1	$11,538	$14,722	$16,868	$22,003	$12,944	$11,912
Realized gain (loss) on investments	-	-	(15,859)	(1,437)	(58,900)	720	106,450	96,350
Change in unrealized gain (loss) on investments	-	-	(110,408)	(118,112)	(24,795)	(132,878)	(254,921)	(52,162)
Reinvested capital gains	-	-	95,279	72,365	-	-	222,647	166,259

Net increase (decrease) in contract owners’ equity resulting from operations	-	1	(19,450)	(32,462)	(66,827)	(110,155)	87,120	222,359

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	36,547,747	22,036,274	314,635	238,025	232,753	132,195	447,863	483,161
Transfers between funds	(17,744,739)	(19,846,195)	43,430	1,342,398	(279,676)	1,270,220	(4,154)	100,003
Surrenders (note 6)	(804,728)	(1,627,587)	(33,446)	(50,844)	(4,482)	(1,510)	(43,680)	(130,603)
Death Benefits (note 4)	-	(71)	(2,385)	(103)	-	(20,814)	(1,221)	(42,422)
Net policy repayments (loans) (note 5)	(141,069)	189,317	(30,336)	(30,404)	(11,008)	(11,922)	(53,410)	42,886
Deductions for surrender charges (note 2d)	(63,304)	(199,281)	(3,207)	(4,053)	(1,402)	(509)	(6,812)	(10,791)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(1,558,484)	(1,223,761)	(103,683)	(66,351)	(61,227)	(33,498)	(192,118)	(167,874)
Asset charges (note 3)	(66,222)	(35,485)	(5,988)	(3,764)	(3,490)	(2,103)	(8,290)	(6,887)
Adjustments to maintain reserves	179	(3,362)	(16)	43	2	9	(41)	71

Net equity transactions	16,169,380	(710,151)	179,004	1,424,947	(128,530)	1,332,068	138,137	267,544

Net change in contract owners’ equity	16,169,380	(710,150)	159,554	1,392,485	(195,357)	1,221,913	225,257	489,903
Contract owners’ equity beginning of period	7,120,400	7,830,550	1,392,485	-	1,221,913	-	2,496,538	2,006,635

Contract owners’ equity end of period	$23,289,780	$7,120,400	$1,552,039	$1,392,485	$1,026,556	$1,221,913	$2,721,795	$2,496,538

CHANGES IN UNITS:
Beginning units	712,040	783,055	142,155	-	134,160	-	155,659	138,170
Units purchased	3,781,687	2,416,975	26,717	160,099	19,934	142,148	28,730	41,641
Units redeemed	(2,164,749)	(2,487,990)	(9,647)	(17,944)	(35,303)	(7,988)	(20,320)	(24,152)

Ending units	2,328,978	712,040	159,225	142,155	118,791	134,160	164,069	155,659

NATIONWIDE VL SEPARATE ACCOUNT-G

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	NVMLV1		NVMMG1		NVMMV1		NVMMV2
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$17,616	$14,683	$-	$-	$18,854	$8,963	$7,203	$8,656
Realized gain (loss) on investments	52,762	40,683	94,136	143,015	(22,618)	6,157	12,180	28,902
Change in unrealized gain (loss) on investments	(266,190)	(67,139)	(549,441)	(309,643)	(173,732)	(47,763)	(104,974)	(88,282)
Reinvested capital gains	148,827	104,446	397,586	247,401	127,778	93,200	66,949	150,279

Net increase (decrease) in contract owners’ equity resulting from operations	(46,985)	92,673	(57,719)	80,773	(49,718)	60,557	(18,642)	99,555

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	404,951	438,942	390,458	323,915	373,499	242,646	48,315	79,456
Transfers between funds	(91,113)	68,421	744,070	121,192	592,162	206,856	(4,653)	(15,411)
Surrenders (note 6)	(14,749)	(7,875)	(36,817)	(152,120)	(3,855)	-	(25,594)	(64,852)
Death Benefits (note 4)	-	(353)	(1,635)	(3,349)	-	(110)	(1,225)	-
Net policy repayments (loans) (note 5)	(14,945)	(30,386)	(24,331)	(17,759)	(12,956)	(9,095)	(10,416)	(14,495)
Deductions for surrender charges (note 2d)	(8,662)	(1,583)	(7,285)	(15,199)	(349)	(262)	(2,168)	(4,616)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(108,201)	(78,769)	(166,434)	(127,443)	(80,895)	(31,929)	(38,701)	(41,145)
Asset charges (note 3)	(5,479)	(3,704)	(9,149)	(7,210)	(2,110)	(890)	(2,444)	(2,520)
Adjustments to maintain reserves	5	43	(1)	9	2	9	(9)	60

Net equity transactions	161,807	384,736	888,876	122,036	865,498	407,225	(36,895)	(63,523)

Net change in contract owners’ equity	114,822	477,409	831,157	202,809	815,780	467,782	(55,537)	36,032
Contract owners’ equity beginning of period	1,248,212	770,803	2,164,630	1,961,821	652,904	185,122	630,849	594,817

Contract owners’ equity end of period	$1,363,034	$1,248,212	$2,995,787	$2,164,630	$1,468,684	$652,904	$575,312	$630,849

CHANGES IN UNITS:
Beginning units	81,975	55,946	134,418	126,740	38,643	12,836	33,147	36,573
Units purchased	18,676	35,945	67,134	34,427	58,211	35,652	3,197	5,726
Units redeemed	(8,223)	(9,916)	(15,177)	(26,749)	(7,469)	(9,845)	(5,217)	(9,152)

Ending units	92,428	81,975	186,375	134,418	89,385	38,643	31,127	33,147

NATIONWIDE VL SEPARATE ACCOUNT-G

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	SCGF		SCVF		SCF		MSBF
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$-	$-	$9,463	$5,375	$6,352	$2,431	$19,961	$30,777
Realized gain (loss) on investments	135,549	50,381	43,977	92,957	40,985	29,732	4,515	12,036
Change in unrealized gain (loss) on investments	(253,710)	(159,517)	(250,368)	(127,998)	(242,664)	(232,458)	(54,476)	(7,156)
Reinvested capital gains	141,913	145,477	122,431	91,945	165,010	216,546	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	23,752	36,341	(74,497)	62,279	(30,317)	16,251	(30,000)	35,657

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	205,446	196,771	320,844	198,007	242,141	254,834	146,693	129,278
Transfers between funds	(45,284)	160,934	192,518	(106,358)	60,033	26,401	(32,503)	24,274
Surrenders (note 6)	(21,636)	(32,675)	(10,144)	(9,331)	(12,708)	(18,203)	(10,551)	(3,704)
Death Benefits (note 4)	-	(8,297)	-	(2,456)	-	(26)	-	(9,504)
Net policy repayments (loans) (note 5)	(1,110)	(8,325)	(51,893)	(42,862)	(6,872)	(1,991)	(13,311)	(6,686)
Deductions for surrender charges (note 2d)	(6,054)	(9,913)	(3,671)	(1,906)	(30,998)	(4,822)	(2,656)	(1,351)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(90,508)	(76,658)	(79,951)	(64,260)	(105,243)	(96,367)	(62,204)	(53,529)
Asset charges (note 3)	(4,205)	(2,976)	(3,210)	(3,139)	(5,255)	(4,516)	(2,462)	(2,285)
Adjustments to maintain reserves	(4)	15	(10)	16	(14)	(24)	(4)	12

Net equity transactions	36,645	218,876	364,483	(32,289)	141,084	155,286	23,002	76,505

Net change in contract owners’ equity	60,397	255,217	289,986	29,990	110,767	171,537	(6,998)	112,162
Contract owners’ equity beginning of period	1,112,254	857,037	1,033,712	1,003,722	1,500,841	1,329,304	994,151	881,989

Contract owners’ equity end of period	$1,172,651	$1,112,254	$1,323,698	$1,033,712	$1,611,608	$1,500,841	$987,153	$994,151

CHANGES IN UNITS:
Beginning units	61,051	48,365	47,076	48,920	70,495	62,947	64,007	58,991
Units purchased	26,764	23,759	23,536	12,136	13,489	14,669	9,665	12,938
Units redeemed	(23,932)	(11,073)	(6,467)	(13,980)	(7,028)	(7,121)	(8,224)	(7,922)

Ending units	63,883	61,051	64,145	47,076	76,956	70,495	65,448	64,007

NATIONWIDE VL SEPARATE ACCOUNT-G

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	NVSTB1		NVSTB2		NVOLG1		NVIDAP
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$4,153	$3,730	$1,098	$702	$38,922	$41,471	$126,176	$104,324
Realized gain (loss) on investments	(1,091)	(304)	23	668	514,436	167,156	82,652	67,920
Change in unrealized gain (loss) on investments	(2,966)	(2,021)	(1,321)	(528)	(1,150,022)	(350,781)	(314,820)	50,060
Reinvested capital gains	-	-	-	-	869,890	585,390	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	96	1,405	(200)	842	273,226	443,236	(105,992)	222,304

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	82,439	256,933	1,102	1,531	689,910	445,703	2,798,543	2,441,737
Transfers between funds	(154,846)	(56,582)	(107)	(47,092)	(122,750)	920,345	307,768	1,471,604
Surrenders (note 6)	(26,909)	(726)	(1,289)	(1,043)	(104,878)	(292,377)	(16,011)	(136,278)
Death Benefits (note 4)	-	(1,190)	-	(227)	(47,555)	(3,019)	-	-
Net policy repayments (loans) (note 5)	(2,696)	(5,681)	(1)	10	(104,953)	(25,487)	(12,149)	(23,854)
Deductions for surrender charges (note 2d)	(169)	-	(111)	(81)	(21,459)	(29,037)	(27,493)	(12,379)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(17,482)	(11,210)	(2,761)	(4,154)	(316,491)	(279,426)	(741,743)	(536,580)
Asset charges (note 3)	(888)	(354)	(177)	(189)	(21,614)	(20,185)	(32,827)	(21,105)
Adjustments to maintain reserves	(3)	8	(4)	11	(7)	21	23	5

Net equity transactions	(120,554)	181,198	(3,348)	(51,234)	(49,797)	716,538	2,276,111	3,183,150

Net change in contract owners’ equity	(120,458)	182,603	(3,548)	(50,392)	223,429	1,159,774	2,170,119	3,405,454
Contract owners’ equity beginning of period	335,626	153,023	68,343	118,735	5,811,049	4,651,275	6,039,978	2,634,524

Contract owners’ equity end of period	$215,168	$335,626	$64,795	$68,343	$6,034,478	$5,811,049	$8,210,097	$6,039,978

CHANGES IN UNITS:
Beginning units	32,592	14,974	5,939	10,369	236,973	206,369	430,299	197,326
Units purchased	6,609	26,730	97	135	62,470	59,882	212,686	285,486
Units redeemed	(18,289)	(9,112)	(386)	(4,565)	(65,284)	(29,278)	(53,445)	(52,513)

Ending units	20,912	32,592	5,650	5,939	234,159	236,973	589,540	430,299

NATIONWIDE VL SEPARATE ACCOUNT-G

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	NVDBLP		NVDCAP		NVIDCP		NVIDMP
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$71,224	$52,405	$74,500	$53,967	$37,971	$33,313	$208,286	$221,116
Realized gain (loss) on investments	36,743	161,937	24,802	10,239	(2,237)	3,243	625,766	217,862
Change in unrealized gain (loss) on investments	(186,795)	(121,411)	(260,231)	21,196	(90,690)	(31,145)	(1,268,093)	73,635
Reinvested capital gains	74,337	9,276	137,245	34,443	61,966	51,302	451,184	-

Net increase (decrease) in contract owners’ equity resulting from operations	(4,491)	102,207	(23,684)	119,845	7,010	56,713	17,143	512,613

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	1,376,255	1,390,043	1,447,411	1,143,765	630,388	537,575	2,912,295	4,613,643
Transfers between funds	121,990	(2,131,146)	159,303	268,388	(138,369)	223,607	47,048	122,973
Surrenders (note 6)	(31,089)	(513)	(14,050)	(1,387)	(17,715)	(19,549)	(2,321,046)	(119,963)
Death Benefits (note 4)	-	-	-	(23,878)	-	(64,190)	-	-
Net policy repayments (loans) (note 5)	(78,947)	(3,270)	(24,218)	(6,077)	(1,177)	(12,789)	(36,430)	(174,646)
Deductions for surrender charges (note 2d)	(18,120)	(817)	(3,209)	(6,388)	(4,491)	(7,231)	(314,216)	(29,740)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(467,290)	(371,606)	(392,630)	(275,640)	(211,287)	(162,637)	(959,286)	(936,010)
Asset charges (note 3)	(19,248)	(13,626)	(16,122)	(10,839)	(12,970)	(10,302)	(60,762)	(58,014)
Adjustments to maintain reserves	18	2	17	12	(4)	9	4	17

Net equity transactions	883,569	(1,130,933)	1,156,502	1,087,956	244,375	484,493	(732,393)	3,418,260

Net change in contract owners’ equity	879,078	(1,028,726)	1,132,818	1,207,801	251,385	541,206	(715,250)	3,930,873
Contract owners’ equity beginning of period	2,941,338	3,970,064	3,009,148	1,801,347	1,716,992	1,175,786	12,160,047	8,229,174

Contract owners’ equity end of period	$3,820,416	$2,941,338	$4,141,966	$3,009,148	$1,968,377	$1,716,992	$11,444,797	$12,160,047

CHANGES IN UNITS:
Beginning units	239,612	338,593	229,581	144,799	153,730	109,569	955,139	680,674
Units purchased	121,479	142,094	116,034	110,740	51,487	69,595	237,251	386,430
Units redeemed	(49,836)	(241,075)	(28,362)	(25,958)	(29,767)	(25,434)	(292,040)	(111,965)

Ending units	311,255	239,612	317,253	229,581	175,450	153,730	900,350	955,139

NATIONWIDE VL SEPARATE ACCOUNT-G

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	NVDMAP		NVDMCP		NVTIV3		EIF
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$510,212	$392,318	$19,989	$16,679	$15,592	$32,610	$26,466	$26,286
Realized gain (loss) on investments	250,191	186,691	4,827	1,871	(3,483)	4,981	92,402	55,774
Change in unrealized gain (loss) on investments	(1,602,117)	299,527	(74,344)	(3,882)	(81,457)	(142,544)	(230,304)	42,744
Reinvested capital gains	521,967	-	49,540	13,612	38,275	33,933	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	(319,747)	878,536	12	28,280	(31,073)	(71,020)	(111,436)	124,804

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	10,868,259	9,196,083	342,390	439,797	121,997	140,526	177,079	302,653
Transfers between funds	146,192	1,414,425	(19,823)	170,050	(11,437)	26,630	52,423	163,438
Surrenders (note 6)	(292,690)	(437,503)	(10,196)	(2,538)	(17,255)	(68,246)	(32,248)	(41,236)
Death Benefits (note 4)	(11,483)	(517)	-	-	(2,765)	(1,064)	(10,812)	(2,299)
Net policy repayments (loans) (note 5)	(59,924)	(142,732)	(431)	(2,810)	(6,045)	(8,914)	(4,339)	(4,228)
Deductions for surrender charges (note 2d)	(120,149)	(153,686)	(6,167)	(1,983)	(2,236)	(6,380)	(7,434)	(6,051)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(2,550,498)	(2,074,074)	(136,821)	(117,761)	(74,560)	(80,756)	(89,349)	(83,624)
Asset charges (note 3)	(94,233)	(59,959)	(5,507)	(3,882)	(3,387)	(3,561)	(4,748)	(4,664)
Adjustments to maintain reserves	17	36	3	18	(44)	24	1	21

Net equity transactions	7,885,491	7,742,073	163,448	480,891	4,268	(1,741)	80,573	324,010

Net change in contract owners’ equity	7,565,744	8,620,609	163,460	509,171	(26,805)	(72,761)	(30,863)	448,814
Contract owners’ equity beginning of period	21,781,882	13,161,273	890,242	381,071	828,480	901,241	1,605,920	1,157,106

Contract owners’ equity end of period	$29,347,626	$21,781,882	$1,053,702	$890,242	$801,675	$828,480	$1,575,057	$1,605,920

CHANGES IN UNITS:
Beginning units	1,619,407	1,028,463	74,587	33,484	51,746	51,705	82,984	65,274
Units purchased	696,573	841,641	24,887	52,435	10,403	44,534	15,421	26,992
Units redeemed	(121,188)	(250,697)	(11,333)	(11,332)	(10,044)	(44,493)	(11,545)	(9,282)

Ending units	2,194,792	1,619,407	88,141	74,587	52,105	51,746	86,860	82,984

NATIONWIDE VL SEPARATE ACCOUNT-G

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	NVRE1		NVLCAP		NVLMP		NVSIX2
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$242,777	$209,448	$3,529	$419	$13,979	$8,363	$27,121	$9,720
Realized gain (loss) on investments	(141,525)	137,139	11	1,123	(2,628)	230	(347)	3,682
Change in unrealized gain (loss) on investments	(1,839,616)	(407,304)	(18,280)	(1,496)	(32,276)	(23,681)	(317,047)	5,203
Reinvested capital gains	1,290,603	1,654,086	6,753	595	8,651	6,716	161,192	42,368

Net increase (decrease) in contract owners’ equity resulting from operations	(447,761)	1,593,369	(7,987)	641	(12,274)	(8,372)	(129,081)	60,973

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	2,600,169	2,039,563	18,571	8,312	107,961	471,957	1,056,437	663,374
Transfers between funds	(102,712)	(431,976)	100,571	10,947	124,778	135,281	614,730	111,279
Surrenders (note 6)	(387,977)	(163,332)	(1)	(1,660)	-	-	(5,206)	(3,898)
Death Benefits (note 4)	(4,316)	(12,868)	-	-	-	-	(2,362)	-
Net policy repayments (loans) (note 5)	(94,430)	31,276	-	-	(123)	-	(10,118)	(5,485)
Deductions for surrender charges (note 2d)	(61,362)	(26,597)	(115)	-	(1,320)	(173)	(6,278)	(2,883)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(663,040)	(535,258)	(7,487)	(2,230)	(72,324)	(22,102)	(185,193)	(104,046)
Asset charges (note 3)	(14,689)	(11,977)	(49)	(15)	(3,446)	(958)	(3,460)	(1,978)
Adjustments to maintain reserves	38	(381)	-	4	2	7	(3)	7,744

Net equity transactions	1,271,681	888,450	111,490	15,358	155,528	584,012	1,458,547	664,107

Net change in contract owners’ equity	823,920	2,481,819	103,503	15,999	143,254	575,640	1,329,466	725,080
Contract owners’ equity beginning of period	7,839,885	5,358,066	28,493	12,494	584,877	9,237	1,191,600	466,520

Contract owners’ equity end of period	$8,663,805	$7,839,885	$131,996	$28,493	$728,131	$584,877	$2,521,066	$1,191,600

CHANGES IN UNITS:
Beginning units	497,732	438,421	2,410	1,092	50,922	821	89,884	36,792
Units purchased	191,123	174,747	9,744	2,177	20,092	52,789	120,012	63,085
Units redeemed	(107,680)	(115,436)	(644)	(859)	(6,526)	(2,688)	(9,969)	(9,993)

Ending units	581,175	497,732	11,510	2,410	64,488	50,922	199,927	89,884

NATIONWIDE VL SEPARATE ACCOUNT-G

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	GVEX1		NOTB3		NOTG3		NOTMG3
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$195,950	$86,502	$8,048	$4,035	$17,482	$6,730	$6,004	$4,265
Realized gain (loss) on investments	177,743	8,398	1,270	1,316	(2,806)	2,337	(1,706)	11,233
Change in unrealized gain (loss) on investments	(500,208)	307,684	(62,025)	2,359	(160,283)	(8,201)	(48,785)	(11,782)
Reinvested capital gains	120,266	-	16,078	2,859	5,843	-	10,435	4,372

Net increase (decrease) in contract owners’ equity resulting from operations	(6,249)	402,584	(36,629)	10,569	(139,764)	866	(34,052)	8,088

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	3,994,746	1,927,075	285,587	190,197	554,166	495,980	141,518	333,856
Transfers between funds	2,791,693	1,527,738	56,769	112,437	520,862	275,810	(15,992)	(6,509)
Surrenders (note 6)	(107,517)	(9,464)	(64,683)	-	(450)	-	-	-
Death Benefits (note 4)	(3,772)	-	-	-	-	-	-	-
Net policy repayments (loans) (note 5)	(5,795)	(15,535)	(399)	(123)	(2)	-	109	-
Deductions for surrender charges (note 2d)	(31,807)	(4,986)	(10,227)	-	-	-	-	-
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(647,080)	(299,419)	(62,886)	(36,176)	(157,985)	(83,329)	(39,656)	(30,730)
Asset charges (note 3)	(19,131)	(5,969)	(3,458)	(1,938)	(7,904)	(3,156)	(3,320)	(1,958)
Adjustments to maintain reserves	(6)	11,760	(6)	1	151	2	(1)	8

Net equity transactions	5,971,331	3,131,200	200,697	264,398	908,838	685,307	82,658	294,667

Net change in contract owners’ equity	5,965,082	3,533,784	164,068	274,967	769,074	686,173	48,606	302,755
Contract owners’ equity beginning of period	5,158,659	1,624,875	529,777	254,810	732,931	46,758	435,725	132,970

Contract owners’ equity end of period	$11,123,741	$5,158,659	$693,845	$529,777	$1,502,005	$732,931	$484,331	$435,725

CHANGES IN UNITS:
Beginning units	384,476	137,283	49,812	24,676	66,382	4,285	39,788	12,476
Units purchased	493,309	285,824	20,421	28,785	101,639	69,915	10,366	40,542
Units redeemed	(58,262)	(38,631)	(1,894)	(3,649)	(18,172)	(7,818)	(2,872)	(13,230)

Ending units	819,523	384,476	68,339	49,812	149,849	66,382	47,282	39,788

NATIONWIDE VL SEPARATE ACCOUNT-G

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	ALVSVA		ACVIP2		ACVMV1		DVSCS
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$23,342	$18,791	$11,622	$8,330	$47,532	$30,257	$33,027	$23,918
Realized gain (loss) on investments	68,429	98,495	(17,842)	(13,957)	145,785	123,691	165,506	212,706
Change in unrealized gain (loss) on investments	(737,121)	(186,776)	(6,954)	11,082	(369,889)	74,303	(612,343)	(249,764)
Reinvested capital gains	474,444	309,949	-	16,906	124,535	161,000	294,435	227,152

Net increase (decrease) in contract owners’ equity resulting from operations	(170,906)	240,459	(13,174)	22,361	(52,037)	389,251	(119,375)	214,012

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	647,504	534,206	8,383	12,757	296,432	181,419	574,054	669,818
Transfers between funds	(25,175)	203,967	(13,745)	(65,485)	494,355	15,913	159,264	72,078
Surrenders (note 6)	(129,120)	(24,798)	(59,207)	(19,022)	(184,883)	(32,259)	(45,938)	(67,676)
Death Benefits (note 4)	-	-	-	-	(10,841)	-	(11,223)	(4,643)
Net policy repayments (loans) (note 5)	(15,162)	(3,065)	(10,512)	10,174	(16,975)	14,370	(45,948)	(26,389)
Deductions for surrender charges (note 2d)	(17,200)	(5,577)	(1,037)	(2,332)	(34,167)	(6,851)	(17,270)	(14,123)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(201,264)	(162,979)	(23,202)	(29,321)	(131,541)	(130,876)	(226,035)	(242,470)
Asset charges (note 3)	(8,908)	(7,813)	(2,263)	(2,597)	(7,776)	(7,378)	(12,462)	(11,990)
Adjustments to maintain reserves	(9)	50	(3)	13	(7)	(29)	(7)	(4)

Net equity transactions	250,666	533,991	(101,586)	(95,813)	404,597	34,309	374,435	374,601

Net change in contract owners’ equity	79,760	774,450	(114,760)	(73,452)	352,560	423,560	255,060	588,613
Contract owners’ equity beginning of period	3,000,967	2,226,517	619,305	692,757	2,838,965	2,415,405	4,522,946	3,934,333

Contract owners’ equity end of period	$3,080,727	$3,000,967	$504,545	$619,305	$3,191,525	$2,838,965	$4,778,006	$4,522,946

CHANGES IN UNITS:
Beginning units	161,166	130,573	42,382	48,973	103,996	103,011	192,081	175,641
Units purchased	41,703	48,032	603	890	27,791	19,586	44,381	50,300
Units redeemed	(27,817)	(17,439)	(7,583)	(7,481)	(13,177)	(18,601)	(28,710)	(33,860)

Ending units	175,052	161,166	35,402	42,382	118,610	103,996	207,752	192,081

NATIONWIDE VL SEPARATE ACCOUNT-G

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	DCAP		FQB		FNRS2		FEIS
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$23,543	$25,417	$7,319	$3,709	$69,515	$50,781	$162,361	$137,869
Realized gain (loss) on investments	57,149	41,263	(2,223)	(18)	75,809	91,789	106,136	116,256
Change in unrealized gain (loss) on investments	(178,018)	4,030	(5,778)	(134)	(1,870,576)	(1,203,859)	(948,565)	48,862
Reinvested capital gains	66,283	35,194	-	-	202,309	77,873	462,842	66,643

Net increase (decrease) in contract owners’ equity resulting from operations	(31,043)	105,904	(682)	3,557	(1,522,943)	(983,416)	(217,226)	369,630

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	162,354	210,832	72,064	32,289	2,097,170	2,367,955	984,730	997,494
Transfers between funds	(165,173)	(97,477)	(48,934)	77,673	(114,100)	271,930	(266,083)	143,654
Surrenders (note 6)	(25,777)	(35,100)	(2,564)	(2,856)	(50,691)	(81,020)	(137,894)	(111,698)
Death Benefits (note 4)	-	(678)	-	-	(3,512)	-	-	(7,726)
Net policy repayments (loans) (note 5)	(34,773)	(6,943)	(286)	(1,409)	(96,018)	(27,801)	(48,814)	(18,815)
Deductions for surrender charges (note 2d)	(1,991)	(1,112)	(209)	(137)	(28,827)	(30,263)	(31,586)	(21,137)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(68,576)	(68,892)	(17,451)	(11,641)	(658,303)	(665,815)	(327,904)	(317,562)
Asset charges (note 3)	(2,091)	(2,027)	(551)	(373)	(24,694)	(25,089)	(16,634)	(13,253)
Adjustments to maintain reserves	1	4	15	1	(15)	30	13	11

Net equity transactions	(136,026)	(1,393)	2,084	93,547	1,121,010	1,809,927	155,828	650,968

Net change in contract owners’ equity	(167,069)	104,511	1,402	97,104	(401,933)	826,511	(61,398)	1,020,598
Contract owners’ equity beginning of period	1,453,193	1,348,682	183,562	86,458	6,623,528	5,797,017	5,060,342	4,039,744

Contract owners’ equity end of period	$1,286,124	$1,453,193	$184,964	$183,562	$6,221,595	$6,623,528	$4,998,944	$5,060,342

CHANGES IN UNITS:
Beginning units	70,791	71,016	11,590	5,666	334,708	255,548	274,895	238,428
Units purchased	10,251	12,501	5,228	7,010	148,790	126,874	68,606	76,370
Units redeemed	(16,804)	(12,726)	(5,111)	(1,086)	(86,787)	(47,714)	(60,366)	(39,903)

Ending units	64,238	70,791	11,707	11,590	396,711	334,708	283,135	274,895

NATIONWIDE VL SEPARATE ACCOUNT-G

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	FF10S		FF20S		FF30S		FGS
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$21,546	$20,396	$51,631	$38,477	$99,802	$86,978	$13,066	$5,072
Realized gain (loss) on investments	26,439	10,658	23,058	90,834	185,490	66,793	267,840	330,722
Change in unrealized gain (loss) on investments	(52,003)	3,991	(102,319)	(63,893)	(348,595)	7,862	(13,983)	113,477
Reinvested capital gains	3,601	20,367	12,410	40,751	31,924	108,607	177,840	-

Net increase (decrease) in contract owners’ equity resulting from operations	(417)	55,412	(15,220)	106,169	(31,379)	270,240	444,763	449,271

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	107,886	346,418	442,372	507,989	985,361	1,080,947	2,349,114	986,535
Transfers between funds	(113,946)	43	225,443	(98,732)	10,836	12,622	1,104,128	1,195,360
Surrenders (note 6)	(2,344)	(1,065)	(23,351)	(54,919)	(539,730)	(52,073)	(22,496)	(302,754)
Death Benefits (note 4)	-	-	-	-	-	(2,450)	(11,092)	-
Net policy repayments (loans) (note 5)	(1,909)	398	297	(3,139)	15,753	(40,434)	(43,618)	(17,220)
Deductions for surrender charges (note 2d)	(874)	(434)	(8,908)	(21,939)	(32,912)	(16,979)	(6,210)	(44,205)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(83,816)	(94,356)	(192,660)	(197,690)	(463,178)	(478,732)	(437,812)	(303,404)
Asset charges (note 3)	(6,736)	(6,724)	(17,528)	(15,272)	(33,304)	(30,278)	(18,934)	(12,456)
Adjustments to maintain reserves	16	(12)	(10)	10	-	21	(3)	5

Net equity transactions	(101,723)	244,268	425,655	116,308	(57,174)	472,644	2,913,077	1,501,861

Net change in contract owners’ equity	(102,140)	299,680	410,435	222,477	(88,553)	742,884	3,357,840	1,951,132
Contract owners’ equity beginning of period	1,331,079	1,031,399	2,439,240	2,216,763	5,955,194	5,212,310	5,544,203	3,593,071

Contract owners’ equity end of period	$1,228,939	$1,331,079	$2,849,675	$2,439,240	$5,866,641	$5,955,194	$8,902,043	$5,544,203

CHANGES IN UNITS:
Beginning units	74,734	60,427	132,142	125,691	309,117	283,709	260,884	187,989
Units purchased	5,987	20,185	37,633	28,514	54,024	61,639	153,929	110,068
Units redeemed	(11,506)	(5,878)	(14,831)	(22,063)	(57,595)	(36,231)	(23,521)	(37,173)

Ending units	69,215	74,734	154,944	132,142	305,546	309,117	391,292	260,884

NATIONWIDE VL SEPARATE ACCOUNT-G

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	FIGBS		FMCS		FOS		FVSS
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$106,946	$88,340	$32,206	$12,050	$38,382	$-	$171	$237
Realized gain (loss) on investments	(20,142)	(51,504)	102,711	303,025	(159)	-	5,516	290
Change in unrealized gain (loss) on investments	(120,254)	172,937	(1,155,298)	(47,941)	(166,638)	-	(5,962)	1,065
Reinvested capital gains	3,224	1,602	901,627	158,602	3,022	-	19	-

Net increase (decrease) in contract owners’ equity resulting from operations	(30,226)	211,375	(118,754)	425,736	(125,393)	-	(256)	1,592

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	666,106	644,485	1,497,094	1,734,127	154,758	-	1,743	1,935
Transfers between funds	(92,305)	(385,088)	(540,690)	(243,590)	3,012,484	-	76	866
Surrenders (note 6)	(129,255)	(155,603)	(92,801)	(277,031)	(10,803)	-	(9,537)	-
Death Benefits (note 4)	(4,691)	(4,459)	-	-	-	-	-	-
Net policy repayments (loans) (note 5)	(28,531)	(10,074)	(77,174)	(45,210)	(1,398)	-	-	-
Deductions for surrender charges (note 2d)	(28,010)	(22,396)	(24,577)	(36,357)	(2,704)	-	(487)	-
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(227,637)	(228,057)	(572,683)	(497,680)	(79,865)	-	(1,464)	(1,534)
Asset charges (note 3)	(11,246)	(9,318)	(32,575)	(27,156)	(4,806)	-	(95)	(105)
Adjustments to maintain reserves	(2)	25	(2)	(33)	(1)	-	3	3

Net equity transactions	144,429	(170,485)	156,592	607,070	3,067,665	-	(9,761)	1,165

Net change in contract owners’ equity	114,203	40,890	37,838	1,032,806	2,942,272	-	(10,017)	2,757
Contract owners’ equity beginning of period	4,110,011	4,069,121	7,592,271	6,559,465	-	-	25,712	22,955

Contract owners’ equity end of period	$4,224,214	$4,110,011	$7,630,109	$7,592,271	$2,942,272	$-	$15,695	$25,712

CHANGES IN UNITS:
Beginning units	261,925	274,240	300,104	275,346	-	-	1,242	1,183
Units purchased	55,030	66,561	59,947	92,880	326,372	-	87	141
Units redeemed	(45,839)	(78,876)	(53,860)	(68,122)	(15,211)	-	(547)	(82)

Ending units	271,116	261,925	306,191	300,104	311,161	-	782	1,242

NATIONWIDE VL SEPARATE ACCOUNT-G

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	FTVIS2		FTVRDI		FTVSVI		FTVDM2
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$36,111	$44,711	$1,304	$829	$26,532	$27,228	$8,976	$8,264
Realized gain (loss) on investments	9,807	17,161	7,940	4,471	187,726	258,799	(32,129)	2,062
Change in unrealized gain (loss) on investments	(98,788)	(20,349)	(19,455)	(609)	(825,077)	(501,099)	(120,018)	(36,279)
Reinvested capital gains	-	-	8,117	1,027	420,943	236,882	57,157	-

Net increase (decrease) in contract owners’ equity resulting from operations	(52,870)	41,523	(2,094)	5,718	(189,876)	21,810	(86,014)	(25,953)

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	15,710	15,539	2,409	2,657	287,756	409,606	49,034	37,145
Transfers between funds	(33,289)	(4,155)	257	8,031	(557,266)	(409,379)	(56,654)	505,382
Surrenders (note 6)	(5,485)	(34,090)	-	-	(87,433)	(118,855)	(11,279)	(15,771)
Death Benefits (note 4)	-	-	-	-	(1,616)	-	-	-
Net policy repayments (loans) (note 5)	(25,311)	(20,408)	(13,699)	-	(38,244)	(18,463)	(20,035)	(1,135)
Deductions for surrender charges (note 2d)	(906)	(5,263)	-	-	(46,674)	(14,433)	(1,548)	(2,696)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(42,401)	(49,351)	(3,676)	(2,680)	(172,544)	(206,519)	(21,423)	(18,011)
Asset charges (note 3)	(2,291)	(2,668)	(283)	(264)	(7,626)	(8,441)	(1,550)	(1,285)
Adjustments to maintain reserves	8	12	5	16	(33)	(32)	-	11

Net equity transactions	(93,965)	(100,384)	(14,987)	7,760	(623,680)	(366,516)	(63,455)	503,640

Net change in contract owners’ equity	(146,835)	(58,861)	(17,081)	13,478	(813,556)	(344,706)	(149,469)	477,687
Contract owners’ equity beginning of period	837,726	896,587	81,111	67,633	3,063,921	3,408,627	477,687	-

Contract owners’ equity end of period	$690,891	$837,726	$64,030	$81,111	$2,250,365	$3,063,921	$328,218	$477,687

CHANGES IN UNITS:
Beginning units	48,719	54,549	3,832	3,483	135,847	152,465	50,660	-
Units purchased	1,229	1,497	130	496	18,280	21,681	5,855	55,035
Units redeemed	(6,719)	(7,327)	(830)	(147)	(46,629)	(38,299)	(13,220)	(4,375)

Ending units	43,229	48,719	3,132	3,832	107,498	135,847	43,295	50,660

NATIONWIDE VL SEPARATE ACCOUNT-G

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	TIF2		FTVGI2		FTVFA2		AMTB
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$16,662	$13,788	$142,705	$105,101	$40,032	$39,565	$7,330	$12,054
Realized gain (loss) on investments	(38,803)	(4,979)	(43,603)	(6,183)	(3,515)	2,822	(2,265)	(14,417)
Change in unrealized gain (loss) on investments	(23,646)	(98,523)	(183,547)	(78,092)	(119,206)	(3,892)	(3,618)	6,852
Reinvested capital gains	17,018	-	9,269	-	2,189	1,207	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	(28,769)	(89,714)	(75,176)	20,826	(80,500)	39,702	1,447	4,489

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	36,088	29,801	40,647	49,558	13,136	13,123	114,158	565,825
Transfers between funds	(15,338)	734,320	(81,904)	2,007,684	(39,177)	(9,017)	(194,297)	(4,749)
Surrenders (note 6)	(147,198)	(41,570)	(49,259)	(19,735)	(118)	(1,765)	(10,421)	(747,138)
Death Benefits (note 4)	-	-	-	-	-	-	(2,725)	-
Net policy repayments (loans) (note 5)	2,842	(6,124)	(53,640)	(33,726)	(20,102)	1,683	(8,447)	(2,539)
Deductions for surrender charges (note 2d)	(1,186)	(1,006)	(8,131)	(6,435)	(354)	(585)	(753)	(1,155)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(26,420)	(20,813)	(78,467)	(60,679)	(39,490)	(44,266)	(30,008)	(42,237)
Asset charges (note 3)	(1,631)	(1,417)	(7,145)	(5,784)	(1,737)	(1,802)	(1,937)	(1,934)
Adjustments to maintain reserves	2	44	(2)	10	3	7	(2)	6

Net equity transactions	(152,841)	693,235	(237,901)	1,930,893	(87,839)	(42,622)	(134,432)	(233,921)

Net change in contract owners’ equity	(181,610)	603,521	(313,077)	1,951,719	(168,339)	(2,920)	(132,985)	(229,432)
Contract owners’ equity beginning of period	603,521	-	1,951,719	-	1,391,573	1,394,493	670,464	899,896

Contract owners’ equity end of period	$421,911	$603,521	$1,638,642	$1,951,719	$1,223,234	$1,391,573	$537,479	$670,464

CHANGES IN UNITS:
Beginning units	69,093	-	193,513	-	100,715	103,801	55,145	74,467
Units purchased	8,334	78,607	4,440	224,835	934	1,051	9,609	47,079
Units redeemed	(25,772)	(9,514)	(28,174)	(31,322)	(7,253)	(4,137)	(20,628)	(66,401)

Ending units	51,655	69,093	169,779	193,513	94,396	100,715	44,126	55,145

NATIONWIDE VL SEPARATE ACCOUNT-G

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	AMMCGS		AMSRS		OVGS		OVIG
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$-	$-	$785	$677	$38,694	$27,974	$1,828	$70
Realized gain (loss) on investments	(3)	-	30,168	6,881	(12,550)	(2,396)	(440)	(1,332)
Change in unrealized gain (loss) on investments	(2,344)	-	(44,251)	9,968	(112,379)	(89,001)	(16,170)	(673)
Reinvested capital gains	-	-	12,416	-	192,906	114,126	11,158	123

Net increase (decrease) in contract owners’ equity resulting from operations	(2,347)	-	(882)	17,526	106,671	50,703	(3,624)	(1,812)

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	595	-	7,896	14,064	637,099	240,226	260,658	18,583
Transfers between funds	55,742	-	(41,395)	(1,151)	95,739	2,598,093	135,621	33,643
Surrenders (note 6)	-	-	(3,813)	(751)	(54,639)	(36,231)	(7)	-
Death Benefits (note 4)	-	-	-	-	(9,158)	-	-	-
Net policy repayments (loans) (note 5)	(13)	-	(1,415)	57	(35,288)	(11,464)	13	-
Deductions for surrender charges (note 2d)	-	-	(325)	(207)	(8,196)	(5,187)	(20)	-
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(256)	-	(12,726)	(12,476)	(151,767)	(97,837)	(18,880)	(2,488)
Asset charges (note 3)	(21)	-	(687)	(710)	(8,697)	(5,287)	(863)	(61)
Adjustments to maintain reserves	1	-	13	4	1,237	(37)	1	(3)

Net equity transactions	56,048	-	(52,452)	(1,170)	466,330	2,682,276	376,523	49,674

Net change in contract owners’ equity	53,701	-	(53,334)	16,356	573,001	2,732,979	372,899	47,862
Contract owners’ equity beginning of period	-	-	186,817	170,461	2,732,979	-	47,862	-

Contract owners’ equity end of period	$53,701	$-	$133,483	$186,817	$3,305,980	$2,732,979	$420,761	$47,862

CHANGES IN UNITS:
Beginning units	-	-	8,644	8,706	181,521	-	5,259	-
Units purchased	5,628	-	619	736	53,857	197,152	35,458	5,543
Units redeemed	(34)	-	(3,058)	(798)	(24,131)	(15,631)	3,981	(284)

Ending units	5,594	-	6,205	8,644	211,247	181,521	44,698	5,259

NATIONWIDE VL SEPARATE ACCOUNT-G

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	OVGI		OVSC		OVSB		PMVAAA
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$24,329	$13,816	$15,685	$13,209	$27,522	$8,823	$17,460	$24,180
Realized gain (loss) on investments	110,223	166,732	91,162	175,818	(4,758)	(425)	(4,364)	(3,162)
Change in unrealized gain (loss) on investments	(512,723)	(23,537)	(477,703)	(225,201)	(32,172)	(5,863)	(59,900)	(23,451)
Reinvested capital gains	397,253	33,395	258,890	212,219	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	19,082	190,406	(111,966)	176,045	(9,408)	2,535	(46,804)	(2,433)

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	328,351	543,759	145,878	143,445	18,583	20,872	95,116	104,790
Transfers between funds	(703,625)	466,123	88,766	(254,689)	(31,496)	273,075	7,587	137,848
Surrenders (note 6)	(26,312)	(72,120)	(15,948)	(44,344)	(649)	(233)	-	(84)
Death Benefits (note 4)	(3,247)	-	(11,350)	-	-	-	-	-
Net policy repayments (loans) (note 5)	(33,369)	(19,742)	(29,524)	18,446	(1,083)	6	16	-
Deductions for surrender charges (note 2d)	(2,917)	(7,140)	(1,923)	(5,638)	(424)	(70)	(106)	(243)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(167,664)	(139,613)	(82,437)	(80,571)	(13,559)	(13,926)	(29,898)	(25,942)
Asset charges (note 3)	(6,144)	(5,321)	(5,550)	(5,552)	(1,154)	(1,095)	(834)	(876)
Adjustments to maintain reserves	6	44	(9)	45	2	34	1	13

Net equity transactions	(614,921)	765,990	87,903	(228,858)	(29,780)	278,663	71,882	215,506

Net change in contract owners’ equity	(595,839)	956,396	(24,063)	(52,813)	(39,188)	281,198	25,078	213,073
Contract owners’ equity beginning of period	2,303,290	1,346,894	1,665,918	1,718,731	471,547	190,349	468,968	255,895

Contract owners’ equity end of period	$1,707,451	$2,303,290	$1,641,855	$1,665,918	$432,359	$471,547	$494,046	$468,968

CHANGES IN UNITS:
Beginning units	114,266	73,971	66,904	77,262	45,104	18,724	43,417	23,803
Units purchased	54,832	59,198	25,563	15,590	1,929	27,894	11,232	35,744
Units redeemed	(87,120)	(18,903)	(22,396)	(25,948)	(4,721)	(1,514)	(4,394)	(16,130)

Ending units	81,978	114,266	70,071	66,904	42,312	45,104	50,255	43,417

NATIONWIDE VL SEPARATE ACCOUNT-G

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	PMVRSA		PMVFBA		PMVLDA		PMVTRA
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$10,737	$161	$11,770	$21,036	$125,989	$45,305	$231,981	$63,653
Realized gain (loss) on investments	(10,071)	(121)	(48,125)	(16,968)	(13,979)	14,355	881	(31,834)
Change in unrealized gain (loss) on investments	(192,533)	(14,579)	(23,552)	(4,109)	(98,594)	(26,001)	(280,543)	77,825
Reinvested capital gains	-	-	1,965	2,776	-	-	52,461	-

Net increase (decrease) in contract owners’ equity resulting from operations	(191,867)	(14,539)	(57,942)	2,735	13,416	33,659	4,780	109,644

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	535,489	71,747	108,321	115,466	519,118	624,406	1,073,200	872,823
Transfers between funds	509,857	66,772	(179,117)	(67,897)	(157,836)	383,978	1,006,571	484,503
Surrenders (note 6)	2	(1)	(5,937)	(17,722)	(337,591)	(112,091)	(89,794)	(9,144)
Death Benefits (note 4)	-	-	-	-	(1,169)	-	-	-
Net policy repayments (loans) (note 5)	(9,289)	-	(9,176)	7,452	(38,121)	17,018	6,324	(27,593)
Deductions for surrender charges (note 2d)	-	-	(2,527)	(8,643)	(19,213)	(9,605)	(28,603)	(1,724)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(78,783)	(10,140)	(40,493)	(53,163)	(201,468)	(269,581)	(275,023)	(193,430)
Asset charges (note 3)	(315)	(26)	(1,847)	(2,293)	(7,188)	(9,969)	(9,765)	(5,775)
Adjustments to maintain reserves	(2)	13	(50)	(5)	(156)	(97)	(787)	(232)

Net equity transactions	956,959	128,365	(130,826)	(26,805)	(243,624)	624,059	1,682,123	1,119,428

Net change in contract owners’ equity	765,092	113,826	(188,768)	(24,070)	(230,208)	657,718	1,686,903	1,229,072
Contract owners’ equity beginning of period	113,826	-	917,683	941,753	3,908,779	3,251,061	3,325,356	2,096,284

Contract owners’ equity end of period	$878,918	$113,826	$728,915	$917,683	$3,678,571	$3,908,779	$5,012,259	$3,325,356

CHANGES IN UNITS:
Beginning units	15,319	-	71,102	73,260	311,781	261,520	293,604	192,991
Units purchased	145,481	16,517	12,056	10,689	52,311	122,273	194,867	178,903
Units redeemed	(1,588)	(1,198)	(22,377)	(12,847)	(71,577)	(72,012)	(47,845)	(78,290)

Ending units	159,212	15,319	60,781	71,102	292,515	311,781	440,626	293,604

NATIONWIDE VL SEPARATE ACCOUNT-G

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	ACEG		AVMCCI		RVARS		TRHSP
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$-	$13	$693	$57	$1,840	$-	$-	$-
Realized gain (loss) on investments	2,752	659	693	814	1,434	117	111,936	93,831
Change in unrealized gain (loss) on investments	(1,638)	1,861	(29,008)	(11,368)	1,915	9,100	(28,366)	771,511
Reinvested capital gains	177	-	18,603	16,457	-	-	744,671	480,770

Net increase (decrease) in contract owners’ equity resulting from operations	1,291	2,533	(9,019)	5,960	5,189	9,217	828,241	1,346,112

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	2,686	2,949	20,572	14,163	105,832	97,141	2,004,302	1,774,265
Transfers between funds	(6,425)	-	21,799	21,124	25,087	32,094	1,539,848	1,217,726
Surrenders (note 6)	(642)	-	-	-	-	(816)	(22,995)	(40,152)
Death Benefits (note 4)	-	-	-	-	-	-	-	(11,726)
Net policy repayments (loans) (note 5)	430	(30)	3	1	-	-	(111,083)	(35,294)
Deductions for surrender charges (note 2d)	(132)	-	-	(63)	-	-	(28,909)	(14,375)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(2,638)	(2,807)	(7,302)	(5,846)	(20,513)	(9,278)	(774,295)	(438,440)
Asset charges (note 3)	(138)	(149)	(568)	(540)	(214)	(36)	(40,435)	(23,494)
Adjustments to maintain reserves	(8)	9	(2)	2	(4)	13	(6)	(2,423)

Net equity transactions	(6,867)	(28)	34,502	28,841	110,188	119,118	2,566,427	2,426,087

Net change in contract owners’ equity	(5,576)	2,505	25,483	34,801	115,377	128,335	3,394,668	3,772,199
Contract owners’ equity beginning of period	32,196	29,691	168,313	133,512	240,736	112,401	6,698,898	2,926,699

Contract owners’ equity end of period	$26,620	$32,196	$193,796	$168,313	$356,113	$240,736	$10,093,566	$6,698,898

CHANGES IN UNITS:
Beginning units	2,173	2,173	12,437	10,303	23,012	11,245	306,853	176,380
Units purchased	199	226	3,061	2,616	11,993	13,317	141,865	168,280
Units redeemed	(661)	(226)	(577)	(482)	(1,582)	(1,550)	(38,684)	(37,807)

Ending units	1,711	2,173	14,921	12,437	33,423	23,012	410,034	306,853

NATIONWIDE VL SEPARATE ACCOUNT-G

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	TRHS2		VWHA		WRPMAV		WRPMMV
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$-	$-	$600	$1,971	$-	$89	$-	$439
Realized gain (loss) on investments	263,236	111,142	(93,195)	11,556	12	(20)	(441)	(19)
Change in unrealized gain (loss) on investments	(189,568)	169,975	(779,936)	(526,612)	608	(357)	(24)	(2,330)
Reinvested capital gains	138,055	119,484	-	-	-	304	-	1,792

Net increase (decrease) in contract owners’ equity resulting from operations	211,723	400,601	(872,531)	(513,085)	620	16	(465)	(118)

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	37,359	88,311	794,213	629,693	42,909	9,576	50,489	86,128
Transfers between funds	321,551	5,684	118,803	226,508	71,538	-	(49)	35
Surrenders (note 6)	(161,882)	(22,783)	(14,835)	(25,472)	-	-	-	-
Death Benefits (note 4)	-	(1,026)	-	-	-	-	-	-
Net policy repayments (loans) (note 5)	(136,238)	(60,243)	(61,234)	(47,733)	-	-	-	-
Deductions for surrender charges (note 2d)	(2,108)	(2,029)	(15,793)	(1,262)	-	-	-	-
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(63,670)	(55,467)	(213,937)	(203,573)	(13,781)	(2,514)	(13,919)	(2,185)
Asset charges (note 3)	(5,139)	(4,705)	(10,927)	(11,365)	(127)	(32)	(295)	(9)
Adjustments to maintain reserves	2	13	6	(10)	2	(1)	3	3

Net equity transactions	(10,125)	(52,245)	596,296	566,786	100,541	7,029	36,229	83,972

Net change in contract owners’ equity	201,598	348,356	(276,235)	53,701	101,161	7,045	35,764	83,854
Contract owners’ equity beginning of period	1,628,684	1,280,328	2,176,042	2,122,341	7,045	-	83,854	-

Contract owners’ equity end of period	$1,830,282	$1,628,684	$1,899,807	$2,176,042	$108,206	$7,045	$119,618	$83,854

CHANGES IN UNITS:
Beginning units	53,615	55,307	247,769	195,493	680	-	8,102	-
Units purchased	12,509	6,627	163,189	93,205	11,166	929	4,860	8,314
Units redeemed	(12,553)	(8,319)	(85,936)	(40,929)	(1,327)	(249)	(1,355)	(212)

Ending units	53,571	53,615	325,022	247,769	10,519	680	11,607	8,102

NATIONWIDE VL SEPARATE ACCOUNT-G

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	WRASP		WRBP		WRBDP		WRCEP
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$38,784	$46,516	$3,200	$2,268	$22,723	$27,716	$2,518	$3,109
Realized gain (loss) on investments	(67,896)	170,734	1,886	1,767	(7,094)	(2,692)	12,344	7,222
Change in unrealized gain (loss) on investments	(2,776,762)	(1,995,296)	(53,450)	(3,587)	(14,138)	(16,615)	(137,389)	(37,987)
Reinvested capital gains	1,862,355	1,232,961	47,047	20,386	-	21,917	117,844	87,592

Net increase (decrease) in contract owners’ equity resulting from operations	(943,519)	(545,085)	(1,317)	20,834	1,491	30,326	(4,683)	59,936

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	2,379,309	2,785,991	61,972	121,628	93,648	129,816	124,684	106,977
Transfers between funds	82,203	481,603	7,228	22,257	(12,397)	23,894	20,285	(2,357)
Surrenders (note 6)	(151,836)	(172,172)	(958)	(1,271)	(5,960)	(2,666)	(9,965)	(5,415)
Death Benefits (note 4)	-	-	-	-	-	-	-	-
Net policy repayments (loans) (note 5)	(137,362)	(70,315)	(14,133)	(5,222)	(51,866)	(17,173)	(25,407)	(1,368)
Deductions for surrender charges (note 2d)	(32,544)	(77,084)	(1,275)	(305)	(1,946)	(2,022)	(5,043)	(2,546)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(876,779)	(820,926)	(34,813)	(27,659)	(55,027)	(53,901)	(63,142)	(55,373)
Asset charges (note 3)	(34,316)	(30,825)	(845)	(396)	(627)	(518)	(662)	(559)
Adjustments to maintain reserves	(11)	(2,078)	10	12	(7)	13	1	(6)

Net equity transactions	1,228,664	2,094,194	17,186	109,044	(34,182)	77,443	40,751	39,353

Net change in contract owners’ equity	285,145	1,549,109	15,869	129,878	(32,691)	107,769	36,068	99,289
Contract owners’ equity beginning of period	10,708,359	9,159,250	343,827	213,949	770,279	662,510	689,372	590,083

Contract owners’ equity end of period	$10,993,504	$10,708,359	$359,696	$343,827	$737,588	$770,279	$725,440	$689,372

CHANGES IN UNITS:
Beginning units	788,389	638,838	20,054	13,424	57,305	51,425	35,630	33,450
Units purchased	257,138	266,771	4,404	8,870	7,133	13,312	7,703	6,768
Units redeemed	(162,444)	(117,220)	(3,410)	(2,240)	(9,675)	(7,432)	(5,577)	(4,588)

Ending units	883,083	788,389	21,048	20,054	54,763	57,305	37,756	35,630

NATIONWIDE VL SEPARATE ACCOUNT-G

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	WRDIV		WRENG		WRGBP		WRGNR
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$8,763	$7,398	$159	$-	$2,057	$950	$547	$-
Realized gain (loss) on investments	20,285	18,511	1,818	5,938	(850)	329	(11,881)	2,394
Change in unrealized gain (loss) on investments	(118,703)	(14,846)	(76,410)	(47,433)	(2,677)	(1,681)	(126,538)	(82,524)
Reinvested capital gains	75,004	49,629	1,440	9,417	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	(14,651)	60,692	(72,993)	(32,078)	(1,470)	(402)	(137,872)	(80,130)

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	92,733	115,574	46,508	66,327	12,668	21,804	98,345	116,063
Transfers between funds	(66,242)	(963)	45,293	7,230	(13,473)	1,837	37,566	33,833
Surrenders (note 6)	(2,218)	(7,915)	(1,666)	(1,029)	-	-	(7,012)	(9,483)
Death Benefits (note 4)	-	-	-	-	-	-	-	-
Net policy repayments (loans) (note 5)	(17,553)	(17,686)	(4,719)	(2,499)	-	-	(4,711)	(5,805)
Deductions for surrender charges (note 2d)	(2,111)	(4,830)	(1,275)	(776)	-	-	(5,067)	(4,238)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(45,274)	(43,135)	(24,138)	(24,430)	(3,749)	(3,132)	(44,306)	(51,074)
Asset charges (note 3)	(379)	(328)	(156)	(94)	(100)	(69)	(514)	(518)
Adjustments to maintain reserves	4	3	-	(86)	(7)	13	4	4

Net equity transactions	(41,040)	40,720	59,847	44,643	(4,661)	20,453	74,305	78,782

Net change in contract owners’ equity	(55,691)	101,412	(13,146)	12,565	(6,131)	20,051	(63,567)	(1,348)
Contract owners’ equity beginning of period	686,904	585,492	275,166	262,601	56,950	36,899	551,472	552,820

Contract owners’ equity end of period	$631,213	$686,904	$262,020	$275,166	$50,819	$56,950	$487,905	$551,472

CHANGES IN UNITS:
Beginning units	44,520	41,681	27,758	23,693	5,281	3,428	86,252	75,192
Units purchased	5,876	9,034	10,515	6,687	1,459	2,572	26,714	20,600
Units redeemed	(8,627)	(6,195)	(4,324)	(2,622)	(1,899)	(719)	(14,636)	(9,540)

Ending units	41,769	44,520	33,949	27,758	4,841	5,281	98,330	86,252

NATIONWIDE VL SEPARATE ACCOUNT-G

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	WRGP		WRHIP		WRIP		WRI2P
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$774	$2,337	$210,325	$136,965	$2,336	$10,057	$6,104	$10,575
Realized gain (loss) on investments	19,466	15,635	(25,885)	62,560	11,933	6,956	(5,073)	12,085
Change in unrealized gain (loss) on investments	(56,051)	(55,378)	(438,996)	(173,298)	(24,578)	(53,632)	(67,763)	(49,025)
Reinvested capital gains	85,539	103,861	35,710	20,663	27,073	41,009	60,300	32,847

Net increase (decrease) in contract owners’ equity resulting from operations	49,728	66,455	(218,846)	46,890	16,764	4,390	(6,432)	6,482

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	122,090	121,568	505,138	796,692	97,813	119,040	63,784	87,777
Transfers between funds	91,740	36,653	(153,674)	248,884	(5,056)	18,842	3,555	7,291
Surrenders (note 6)	(33,311)	(8,679)	(36,123)	(5,422)	(15,995)	(12,091)	(2,943)	(11,369)
Death Benefits (note 4)	-	-	-	(9,757)	-	-	-	-
Net policy repayments (loans) (note 5)	(28,693)	(14,429)	(83,677)	(14,459)	(20,561)	(12,447)	(24,163)	(9,195)
Deductions for surrender charges (note 2d)	(6,346)	(1,559)	(8,812)	(4,124)	(3,332)	(3,110)	(3,170)	(2,411)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(51,956)	(45,157)	(214,559)	(175,960)	(45,703)	(43,250)	(30,535)	(29,059)
Asset charges (note 3)	(534)	(360)	(9,521)	(8,641)	(791)	(651)	(565)	(420)
Adjustments to maintain reserves	(3)	(217)	(5)	10	-	4	(8)	17

Net equity transactions	92,987	87,820	(1,233)	827,223	6,375	66,337	5,955	42,631

Net change in contract owners’ equity	142,715	154,275	(220,079)	874,113	23,139	70,727	(477)	49,113
Contract owners’ equity beginning of period	671,857	517,582	3,329,223	2,455,110	512,304	441,577	445,162	396,049

Contract owners’ equity end of period	$814,572	$671,857	$3,109,144	$3,329,223	$535,443	$512,304	$444,685	$445,162

CHANGES IN UNITS:
Beginning units	37,725	32,495	175,721	132,052	39,416	34,299	33,062	29,839
Units purchased	11,481	10,126	30,780	78,246	6,985	10,643	6,122	7,287
Units redeemed	(6,527)	(4,896)	(30,979)	(34,577)	(6,557)	(5,526)	(5,845)	(4,064)

Ending units	42,679	37,725	175,522	175,721	39,844	39,416	33,339	33,062

NATIONWIDE VL SEPARATE ACCOUNT-G

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	WRLTBP		WRMIC		WRMCG		WRMMP
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$275	$55	$-	$-	$-	$-	$49	$42
Realized gain (loss) on investments	(4)	(80)	1,653	22,062	36,752	31,169	-	-
Change in unrealized gain (loss) on investments	(249)	79	(70,707)	(66,831)	(278,912)	484	-	-
Reinvested capital gains	-	13	44,214	37,152	139,535	92,112	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	22	67	(24,840)	(7,617)	(102,625)	123,765	49	42

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	16,024	4,737	52,026	60,134	194,394	241,859	498,318	410,270
Transfers between funds	(1,923)	1,858	(5,689)	(50,168)	37,651	489,442	(442,536)	(239,725)
Surrenders (note 6)	-	-	(174)	(2,243)	(30,471)	(6,020)	(1,438)	(1,238)
Death Benefits (note 4)	-	-	-	-	-	-	-	-
Net policy repayments (loans) (note 5)	(577)	(758)	(16,463)	(5,079)	(35,112)	(12,288)	(14,636)	(3,977)
Deductions for surrender charges (note 2d)	(289)	-	(748)	(1,443)	(32,230)	(2,211)	(1,805)	(1,971)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(2,261)	(1,583)	(24,334)	(20,175)	(95,934)	(97,467)	(64,868)	(66,918)
Asset charges (note 3)	-	-	(285)	(186)	(1,656)	(1,572)	(167)	(197)
Adjustments to maintain reserves	-	7	-	10	(3)	18	(1)	7

Net equity transactions	10,974	4,261	4,333	(19,150)	36,639	611,761	(27,133)	96,251

Net change in contract owners’ equity	10,996	4,328	(20,507)	(26,767)	(65,986)	735,526	(27,084)	96,293
Contract owners’ equity beginning of period	11,007	6,679	277,165	303,932	1,713,817	978,291	245,499	149,206

Contract owners’ equity end of period	$22,003	$11,007	$256,658	$277,165	$1,647,831	$1,713,817	$218,415	$245,499

CHANGES IN UNITS:
Beginning units	1,038	636	14,079	15,170	76,723	47,242	24,098	14,649
Units purchased	1,626	638	2,948	3,335	16,976	36,112	51,848	44,157
Units redeemed	(607)	(236)	(2,675)	(4,426)	(15,405)	(6,631)	(54,511)	(34,708)

Ending units	2,057	1,038	14,352	14,079	78,294	76,723	21,435	24,098

NATIONWIDE VL SEPARATE ACCOUNT-G

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	WRPAP		WRPCP		WRPMP		WRPMAP
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$26,255	$6,513	$4,045	$3,311	$52,312	$28,324	$92,324	$32,935
Realized gain (loss) on investments	15,092	4,314	823	4,100	19,666	32,826	15,268	43,994
Change in unrealized gain (loss) on investments	(141,029)	(29,338)	(25,864)	(15,708)	(316,826)	(138,895)	(458,016)	(146,722)
Reinvested capital gains	96,561	55,691	22,564	18,770	248,889	193,931	340,289	221,624

Net increase (decrease) in contract owners’ equity resulting from operations	(3,121)	37,180	1,568	10,473	4,041	116,186	(10,135)	151,831

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	387,648	159,949	80,925	77,950	581,439	563,252	983,966	886,609
Transfers between funds	24,033	15,437	5,849	3,378	19,726	(23,457)	141,964	73,727
Surrenders (note 6)	(37,548)	(2,563)	-	(898)	(6,158)	(4,351)	(28,369)	(10,709)
Death Benefits (note 4)	-	-	-	-	-	-	-	-
Net policy repayments (loans) (note 5)	(9,668)	-	(536)	(396)	(17,601)	(24,807)	(14,771)	(78,737)
Deductions for surrender charges (note 2d)	(9,305)	(2,794)	-	(756)	(23,804)	(10,074)	(3,900)	(19,699)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(80,351)	(55,449)	(52,481)	(49,155)	(284,532)	(274,372)	(419,854)	(387,576)
Asset charges (note 3)	(860)	(459)	(1,445)	(904)	(10,421)	(7,905)	(12,771)	(8,929)
Adjustments to maintain reserves	3	4	4	(6)	1	13	(2)	(1,543)

Net equity transactions	273,952	114,125	32,316	29,213	258,650	218,299	646,263	453,143

Net change in contract owners’ equity	270,831	151,305	33,884	39,686	262,691	334,485	636,128	604,974
Contract owners’ equity beginning of period	878,300	726,995	321,424	281,738	2,964,257	2,629,772	3,655,574	3,050,600

Contract owners’ equity end of period	$1,149,131	$878,300	$355,308	$321,424	$3,226,948	$2,964,257	$4,291,702	$3,655,574

CHANGES IN UNITS:
Beginning units	54,841	47,599	22,646	20,523	194,879	180,214	233,464	203,816
Units purchased	25,030	11,230	6,187	5,989	38,977	38,790	71,586	65,024
Units redeemed	(8,362)	(3,988)	(3,912)	(3,866)	(22,381)	(24,125)	(31,124)	(35,376)

Ending units	71,509	54,841	24,921	22,646	211,475	194,879	273,926	233,464

NATIONWIDE VL SEPARATE ACCOUNT-G

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	WRPMCP		WRRESP		WRSTP		WRSCP
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$6,235	$3,627	$2,400	$2,248	$-	$-	$-	$-
Realized gain (loss) on investments	1,330	2,598	8,249	12,144	43,341	31,793	36,899	7,907
Change in unrealized gain (loss) on investments	(39,033)	(14,877)	(22,262)	32,039	(155,454)	(85,442)	(95,355)	(42,347)
Reinvested capital gains	32,614	23,496	22,919	12,893	72,251	86,520	68,037	42,124

Net increase (decrease) in contract owners’ equity resulting from operations	1,146	14,844	11,306	59,324	(39,862)	32,871	9,581	7,684

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	86,491	92,024	34,173	32,160	205,055	196,853	81,257	86,914
Transfers between funds	4,808	6,394	(47,759)	27,763	52,763	17,117	54,284	19,018
Surrenders (note 6)	(7,920)	1	(5,518)	(5,422)	(4,071)	(11,949)	(28,730)	(5,522)
Death Benefits (note 4)	-	-	-	-	-	-	-	-
Net policy repayments (loans) (note 5)	(40,136)	(4,305)	(13,843)	(1,456)	(35,071)	(8,896)	(3,186)	(5,792)
Deductions for surrender charges (note 2d)	(8,437)	-	(2,136)	(1,743)	(4,426)	(5,244)	(2,429)	(2,171)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(48,717)	(49,480)	(16,567)	(14,896)	(97,144)	(87,857)	(35,910)	(31,200)
Asset charges (note 3)	(2,118)	(1,791)	(201)	(174)	(1,104)	(959)	(803)	(560)
Adjustments to maintain reserves	(8)	(1,483)	2	11	(3)	(212)	(9)	(116)

Net equity transactions	(16,037)	41,360	(51,849)	36,243	115,999	98,853	64,474	60,571

Net change in contract owners’ equity	(14,891)	56,204	(40,543)	95,567	76,137	131,724	74,055	68,255
Contract owners’ equity beginning of period	413,773	357,569	272,280	176,713	1,161,570	1,029,846	408,393	340,138

Contract owners’ equity end of period	$398,882	$413,773	$231,737	$272,280	$1,237,707	$1,161,570	$482,448	$408,393

CHANGES IN UNITS:
Beginning units	28,051	25,181	16,165	13,656	49,900	45,529	24,056	20,355
Units purchased	6,292	6,841	1,262	4,531	10,976	10,755	7,643	6,750
Units redeemed	(7,390)	(3,971)	(4,297)	(2,022)	(6,129)	(6,384)	(3,806)	(3,049)

Ending units	26,953	28,051	13,130	16,165	54,747	49,900	27,893	24,056

NATIONWIDE VL SEPARATE ACCOUNT-G

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	WRSCV		WRVP		WFVSCG		OVGS3
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$235	$230	$2,103	$2,574	$-	$-	$-	$-
Realized gain (loss) on investments	1,939	5,460	3,688	8,779	72,187	22,918	-	511,953
Change in unrealized gain (loss) on investments	(39,364)	(26,787)	(51,995)	(17,915)	(201,395)	(117,531)	-	(507,081)
Reinvested capital gains	21,495	39,505	35,095	31,658	118,310	82,009	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	(15,695)	18,408	(11,109)	25,096	(10,898)	(12,604)	-	4,872

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	36,082	41,344	41,669	51,278	93,910	132,385	-	174,088
Transfers between funds	(15,741)	(7,432)	24,845	(1,350)	(145,867)	44,117	-	(2,377,508)
Surrenders (note 6)	(197)	(234)	(1,614)	(75)	(9,235)	(3,898)	-	(67,205)
Death Benefits (note 4)	-	-	-	-	-	-	-	-
Net policy repayments (loans) (note 5)	(9,620)	(4,882)	(2,518)	(6,047)	1,371	(2,733)	-	(2,219)
Deductions for surrender charges (note 2d)	(1,866)	(445)	(2,815)	(312)	(1,110)	(1,741)	-	(7,527)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(20,789)	(20,601)	(17,436)	(15,910)	(59,985)	(60,465)	-	(49,797)
Asset charges (note 3)	(360)	(337)	(99)	(74)	(2,550)	(2,478)	-	(2,390)
Adjustments to maintain reserves	-	14	5	5	(11)	16	-	(1,256)

Net equity transactions	(12,491)	7,427	42,037	27,515	(123,477)	105,203	-	(2,333,814)

Net change in contract owners’ equity	(28,186)	25,835	30,928	52,611	(134,375)	92,599	-	(2,328,942)
Contract owners’ equity beginning of period	281,862	256,027	266,046	213,435	990,453	897,854	-	2,328,942

Contract owners’ equity end of period	$253,676	$281,862	$296,974	$266,046	$856,078	$990,453	$-	$-

CHANGES IN UNITS:
Beginning units	14,649	14,244	13,733	12,223	39,011	34,700	-	112,470
Units purchased	2,426	2,491	3,591	3,661	4,064	12,686	1	9,227
Units redeemed	(3,111)	(2,086)	(1,370)	(2,151)	(8,356)	(8,375)	(1)	(121,697)

Ending units	13,964	14,649	15,954	13,733	34,719	39,011	-	-

NATIONWIDE VL SEPARATE ACCOUNT-G

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	TIF3		FTVGI3		MIGIC		GEM3
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$-	$-	$-	$-	$76	$49	$-	$26,513
Realized gain (loss) on investments	-	200,025	-	(12,711)	(310)	2,618	-	(69,217)
Change in unrealized gain (loss) on investments	-	(187,779)	-	31,223	(416)	(1,176)	-	(106,597)
Reinvested capital gains	-	-	-	-	803	525	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	-	12,246	-	18,512	153	2,016	-	(149,301)

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	-	14,363	-	29,442	163	1,957	-	535,619
Transfers between funds	-	(726,248)	-	(2,203,973)	(9,270)	(1,841)	-	(5,494,302)
Surrenders (note 6)	-	(7,951)	-	(46,061)	(793)	-	-	(32,166)
Death Benefits (note 4)	-	(2,025)	-	-	-	-	-	(2,744)
Net policy repayments (loans) (note 5)	-	504	-	12,976	-	-	-	(10,961)
Deductions for surrender charges (note 2d)	-	1,541	-	(3,623)	-	-	-	(8,597)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	-	(10,598)	-	(31,802)	(124)	(607)	-	(146,203)
Asset charges (note 3)	-	(739)	-	(2,984)	(10)	(58)	-	(3,493)
Adjustments to maintain reserves	-	(232)	-	(11,081)	10	(10)	-	(6,511)

Net equity transactions	-	(731,385)	-	(2,257,106)	(10,024)	(559)	-	(5,169,358)

Net change in contract owners’ equity	-	(719,139)	-	(2,238,594)	(9,871)	1,457	-	(5,318,659)
Contract owners’ equity beginning of period	-	719,139	-	2,238,594	9,871	8,414	-	5,318,659

Contract owners’ equity end of period	$-	$-	$-	$-	$-	$9,871	$-	$-

CHANGES IN UNITS:
Beginning units	-	39,434	-	108,142	460	437	-	273,011
Units purchased	-	2,762	-	1,078	8	98	(36)	61,416
Units redeemed	-	(42,196)	-	(109,220)	(468)	(75)	36	(334,427)

Ending units	-	-	-	-	-	460	-	-

NATIONWIDE VL SEPARATE ACCOUNT-G

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	FOSR		GVIX6		NVMIG3		GVDIV3
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$-	$26,747	$-	$37,112	$-	$14,087	$-	$28,319
Realized gain (loss) on investments	455,373	34,172	-	468,278	-	250,641	-	240,516
Change in unrealized gain (loss) on investments	(263,965)	(237,499)	-	(484,589)	-	(252,534)	-	(276,130)
Reinvested capital gains	-	505	-	-	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	191,408	(176,075)	-	20,801	-	12,194	-	(7,295)

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	90,102	249,915	-	252,704	-	85,316	-	51,262
Transfers between funds	(2,244,749)	123,630	-	(3,239,074)	-	(1,192,526)	-	(1,179,931)
Surrenders (note 6)	(1,721)	(81,429)	-	(25,205)	-	(76,866)	-	(731)
Death Benefits (note 4)	-	(1,953)	-	(4,106)	-	-	-	(1,844)
Net policy repayments (loans) (note 5)	(3,433)	(3,268)	-	(7,266)	-	3,841	-	(7,408)
Deductions for surrender charges (note 2d)	(930)	(14,024)	-	(5,013)	-	(5,574)	-	(264)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(39,398)	(124,403)	-	(91,220)	-	(28,420)	-	(13,670)
Asset charges (note 3)	(2,338)	(6,810)	-	(992)	-	(1,605)	-	(855)
Adjustments to maintain reserves	(2)	13	-	10,692	-	(416)	-	(83)

Net equity transactions	(2,202,469)	141,671	-	(3,109,480)	-	(1,216,250)	-	(1,153,524)

Net change in contract owners’ equity	(2,011,061)	(34,404)	-	(3,088,679)	-	(1,204,056)	-	(1,160,819)
Contract owners’ equity beginning of period	2,011,061	2,045,465	-	3,088,679	-	1,204,056	-	1,160,819

Contract owners’ equity end of period	$-	$2,011,061	$-	$-	$-	$-	$-	$-

CHANGES IN UNITS:
Beginning units	121,476	113,452	-	260,837	-	98,964	-	90,865
Units purchased	10,088	22,772	-	43,837	-	7,350	-	4,725
Units redeemed	(131,564)	(14,748)	-	(304,674)	-	(106,314)	-	(95,590)

Ending units	-	121,476	-	-	-	-	-	-

NATIONWIDE VL SEPARATE ACCOUNT-G

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	AMFAS		FTVDM3		HIBF3		GIG3
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$-	$-	$-	$-	$-	$74,767	$-	$10,629
Realized gain (loss) on investments	(8,008)	388	-	43,327	-	(61,760)	-	54,238
Change in unrealized gain (loss) on investments	(1,232)	(1,759)	-	(60,649)	-	96,735	-	(54,958)
Reinvested capital gains	9,306	2,424	-	-	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	66	1,053	-	(17,322)	-	109,742	-	9,909

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	3,228	3,309	-	16,638	-	100,950	-	37,615
Transfers between funds	(21,231)	-	-	(577,718)	-	(3,447,279)	-	(527,715)
Surrenders (note 6)	(5,906)	3,935	-	(22,199)	-	(23,205)	-	(22)
Death Benefits (note 4)	-	-	-	-	-	-	-	-
Net policy repayments (loans) (note 5)	(2,301)	-	-	989	-	121	-	1,362
Deductions for surrender charges (note 2d)	-	2,689	-	(2,826)	-	(1,559)	-	(58)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(1,907)	(1,629)	-	(10,162)	-	(53,928)	-	(10,007)
Asset charges (note 3)	(173)	(116)	-	(690)	-	(2,496)	-	(648)
Adjustments to maintain reserves	5	(4)	-	10	-	(49)	-	7

Net equity transactions	(28,285)	8,184	-	(595,958)	-	(3,427,445)	-	(499,466)

Net change in contract owners’ equity	(28,219)	9,237	-	(613,280)	-	(3,317,703)	-	(489,557)
Contract owners’ equity beginning of period	28,219	18,982	-	613,280	-	3,317,703	-	489,557

Contract owners’ equity end of period	$-	$28,219	$-	$-	$-	$-	$-	$-

CHANGES IN UNITS:
Beginning units	1,750	1,218	-	32,076	-	182,265	-	42,501
Units purchased	194	532	-	905	-	8,734	-	3,963
Units redeemed	(1,944)	-	-	(32,981)	-	(190,999)	-	(46,464)

Ending units	-	1,750	-	-	-	-	-	-

See accompanying notes to financial statements.

NATIONWIDE VL SEPARATE ACCOUNT-G

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

(1) Background and Summary of Significant Accounting Policies

(a) Organization and Nature of Operations

The Nationwide VL Separate Account-G (the Account) was established pursuant to a resolution of the Board of Directors of Nationwide Life and Annuity Insurance Company (the Company) on December 10, 2003. The Account is registered as a unit investment trust under the Investment Company Act of 1940. The Account is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946, Financial Services – Investment Companies. The Company currently offers five individual flexible premium variable life insurance policies through the Account: Nationwide® Options Select, Nationwide MarathonSM VUL, Nationwide YourLife® Protection VUL, Nationwide YourLife® Accumulation VUL and Nationwide MarathonSM Performance VUL. The Company offers a last survivor flexible premium adjustable variable life insurance policy- Nationwide YourLife® Survivorship VUL. The primary distribution for contracts is through wholesalers and brokers.

(b) The Contracts

Only contracts with a front-end sales charge and certain other fees are offered for purchase. See note 2 for a discussion of policy charges and note 3 for asset charges.

With certain exceptions, contract owners may invest in the following:

AB FUNDS

VPS Dynamic Asset Allocation Portfolio - Class A (ALVDAA)

AMERICAN CENTURY INVESTORS, INC.

VP Inflation Protection Fund - Class I (ACVIP1)

BLACKROCK FUNDS

Global Allocation V.I. Fund - Class I (BRVGA1)

Global Allocation V.I. Fund - Class II (MLVGA2)

DELAWARE GROUP

VIP Small Cap Value Series: Service Class (DWVSVS)

DIMENSIONAL FUND ADVISORS INC.

VA Global Bond Portfolio (DFVGB)

VA International Small Portfolio (DFVIS)

VA International Value Portfolio (DFVIV)

VA Short-Term Fixed Portfolio (DFVSTF)

VA U.S. Large Value Portfolio (DFVULV)

VA U.S. Targeted Value Portfolio (DFVUTV)

DREYFUS CORPORATION

Stock Index Fund, Inc. - Initial Shares (DSIF)

FRANKLIN TEMPLETON DISTRIBUTORS, INC.

VIP Trust - Franklin Income VIP Fund: Class 1 (FTVIS1)

VIP Trust - Franklin Founding Funds Allocation VIP Fund: Class 1 (FTVFA1)

VIP Trust - Templeton Global Bond VIP Fund: Class 1 (FTVGB1)

GOLDMAN SACHS ASSET MANAGEMENT GROUP

Goldman Sachs Global Markets Navigator Fund - Service Shares (GVGMNS)

INVESCO INVESTMENTS

Van Kampen V.I. Mid Cap Growth Fund - Series I Shares (IVKMG1)

Balanced-Risk Allocation Fund: Series I Shares (IVBRA1)

JANUS FUNDS

Forty Portfolio: Service Shares (JACAS)

Global Technology Portfolio: Service Shares (JAGTS)

Overseas Portfolio: Service Shares (JAIGS)

M FUNDS

M Large Cap Value Fund (MFBOV)

M Capital Appreciation Fund (MFFCA)

M International Equity Fund (MFBIE)

M Large Cap Growth Fund (MFTCG)

MASSACHUSETTS FINANCIAL SERVICES CO.

Var Insurance Trust II - MFS Investors Growth Stock Portfolio: Initial Class (MV2IGI)

Variable Insurance Trust II - MFS International Value Portfolio -  Initial Class (MVIVIC)

Variable Insurance Trust - MFS New Discovery Series - Intital Class  (MNDIC)

Value Series - Initial Class (MVFIC)

Variable Insurance Trust II - MFS International Value Portfolio -  Service Class (MVIVSC)

MORGAN STANLEY

Core Plus Fixed Income Portfolio - Class I (MSVFI)

U.S. Real Estate Portfolio - Class I (MSVRE)*

NATIONWIDE FUNDS GROUP

NVIT Investor Destinations Managed Growth and Income Class I (IDPGI)

NVIT Investor Destinations Managed Growth Class I (IDPG)

NVIT Cardinal Managed Growth and Income Class I (NCPGI)

NVIT Cardinal Managed Growth Class I (NCPG)

NVIT Bond Index Fund Class I (NVBX)

NVIT International Index Fund Class I (NVIX)

NATIONWIDE VL SEPARATE ACCOUNT-G NOTES TO FINANCIAL STATEMENTS December 31, 2015

American Century NVIT Multi Cap Value Fund - Class I (NVAMV1)

American Funds NVIT Asset Allocation Fund - Class II (GVAAA2)

American Funds NVIT Bond Fund - Class II (GVABD2)

American Funds NVIT Global Growth Fund - Class II (GVAGG2)

American Funds NVIT Growth Fund - Class II (GVAGR2)

American Funds NVIT Growth-Income Fund - Class II (GVAGI2)

Federated NVIT High Income Bond Fund - Class I (HIBF)

NVIT Emerging Markets Fund - Class I (GEM)

NVIT International Equity Fund - Class I (GIG)

Variable Insurance Trust: NVIT International Equity Fund - Class VI (NVIE6)

Neuberger Berman NVIT Multi Cap Opportunities Fund - Class I (NVNMO1)

Neuberger Berman NVIT Socially Responsible Fund - Class II (NVNSR2)

NVIT Cardinal Aggressive Fund - Class I (NVCRA1)

NVIT Cardinal Balanced Fund - Class I (NVCRB1)

NVIT Cardinal Capital Appreciation Fund - Class I (NVCCA1)

NVIT Cardinal Conservative Fund - Class I (NVCCN1)

NVIT Cardinal Moderate Fund - Class I (NVCMD1)

NVIT Cardinal Moderately Aggressive Fund - Class I (NVCMA1)

NVIT Cardinal Moderately Conservative Fund - Class I (NVCMC1)

NVIT Core Bond Fund - Class I (NVCBD1)

NVIT Core Plus Bond Fund - Class I (NVLCP1)

NVIT Nationwide Fund - Class I (TRF)

NVIT Nationwide Fund - Class II (TRF2)*

NVIT Government Bond Fund - Class I (GBF)

American Century NVIT Growth Fund - Class I (CAF)

NVIT International Index Fund - Class II (GVIX2)

NVIT Investor Destinations Aggressive Fund - Class II (GVIDA)

NVIT Investor Destinations Balanced Fund - Class II (NVDBL2)

NVIT Investor Destinations Capital Appreciation Fund - Class II (NVDCA2)

NVIT Investor Destinations Conservative Fund - Class II (GVIDC)

NVIT Investor Destinations Moderate Fund - Class II (GVIDM)

NVIT Investor Destinations Moderately Aggressive Fund - Class II (GVDMA)

NVIT Investor Destinations Moderately Conservative Fund - Class II (GVDMC)

NVIT Mid Cap Index Fund - Class I (MCIF)

NVIT Money Market Fund - Class I (SAM)

NVIT Money Market Fund - Class V (SAM5)

NVIT Multi-Manager International Growth Fund - Class I (NVMIG1)

NVIT Multi-Manager International Value Fund - Class I (GVDIVI)

NVIT Multi-Manager Large Cap Growth Fund - Class I (NVMLG1)

NVIT Multi-Manager Large Cap Value Fund - Class I (NVMLV1)

NVIT Multi-Manager Mid Cap Growth Fund - Class I (NVMMG1)

NVIT Multi-Manager Mid Cap Value Fund - Class I (NVMMV1)

NVIT Multi-Manager Mid Cap Value Fund - Class II (NVMMV2)

NVIT Multi-Manager Small Cap Growth Fund - Class I (SCGF)

NVIT Multi-Manager Small Cap Value Fund - Class I (SCVF)

NVIT Multi-Manager Small Company Fund - Class I (SCF)

NVIT Multi-Sector Bond Fund - Class I (MSBF)

NVIT Short Term Bond Fund - Class I (NVSTB1)

NVIT Short Term Bond Fund - Class II (NVSTB2)

NVIT Large Cap Growth Fund - Class I (NVOLG1)

NVIT Investor Destinations Aggressive Fund - Class P (NVIDAP)

NVIT Investor Destinations Balanced Fund - Class P (NVDBLP)

NVIT Investor Destinations Capital Appreciation Fund - Class P (NVDCAP)

NVIT Investor Destinations Conservative Fund - Class P (NVIDCP)

NVIT Investor Destinations Moderate Fund - Class P (NVIDMP)

NVIT Investor Destinations Moderately Aggressive Fund - Class P (NVDMAP)

NVIT Investor Destinations Moderately Conservative Fund - Class P (NVDMCP)

Templeton NVIT International Value Fund - Class III (NVTIV3)

Invesco NVIT Comstock Value Fund - Class I (EIF)

NVIT Real Estate Fund - Class I (NVRE1)

Loring Ward NVIT Capital Appreciation Fund - Class P (NVLCAP)

Loring Ward NVIT Moderate Fund - Class P (NVLMP)

NVIT Small Cap Index Fund Class II (NVSIX2)

NVIT S&P 500 Index Fund Class I (GVEX1)

NORTHERN LIGHTS

TOPS Managed Risk Balanced ETF Portfolio - Class 3 (NOTB3)

TOPS Managed Risk Growth ETF Portfolio - Class 3 (NOTG3)

TOPS Managed Risk Moderate Growth ETF Portfolio - Class 3 (NOTMG3)

PORTFOLIOS OF THE ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC

VPS Small/Mid Cap Value Portfolio - Class A (ALVSVA)

PORTFOLIOS OF THE AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

NATIONWIDE VL SEPARATE ACCOUNT-G NOTES TO FINANCIAL STATEMENTS December 31, 2015

VP Inflation Protection Fund - Class II (ACVIP2)

VP Mid Cap Value Fund - Class I (ACVMV1)

VP Ultra(R) Fund - Class I (ACVU1)*

VP Value Fund - Class I (ACVV)*

PORTFOLIOS OF THE DREYFUS INVESTMENT PORTFOLIOS

Small Cap Stock Index Portfolio - Service Shares (DVSCS)

PORTFOLIOS OF THE DREYFUS VARIABLE INVESTMENT FUND

Appreciation Portfolio - Initial Shares (DCAP)

PORTFOLIOS OF THE FEDERATED INSURANCE SERIES

Quality Bond Fund II - Primary Shares (FQB)

PORTFOLIOS OF THE FIDELITY(R) VARIABLE INSURANCE PRODUCTS

VIP Energy Portfolio - Service Class 2 (FNRS2)

VIP Equity-Income Portfolio - Service Class (FEIS)

VIP Freedom Fund 2010 Portfolio - Service Class (FF10S)

VIP Freedom Fund 2020 Portfolio - Service Class (FF20S)

VIP Freedom Fund 2030 Portfolio - Service Class (FF30S)

VIP Growth Portfolio - Service Class (FGS)

VIP Investment Grade Bond Portfolio - Service Class (FIGBS)

VIP Mid Cap Portfolio - Service Class (FMCS)

VIP Overseas Portfolio - Service Class (FOS)

VIP Value Strategies Portfolio - Service Class (FVSS)

PORTFOLIOS OF THE FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRU

Franklin Income Securities Fund - Class 2 (FTVIS2)

Rising Dividends Securities Fund - Class 1 (FTVRDI)

Small Cap Value Securities Fund - Class 1 (FTVSVI)

Templeton Developing Markets Securities Fund - Class 2 (FTVDM2)

Templeton Foreign Securities Fund - Class 2 (TIF2)

Templeton Global Bond Securities Fund - Class 2 (FTVGI2)

VIP Founding Funds Allocation Fund - Class 2 (FTVFA2)

PORTFOLIOS OF THE NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

Short Duration Bond Portfolio - I Class Shares (AMTB)

International Portfolio - S Class Shares (AMINS)*

Mid-Cap Growth Portfolio - S Class Shares (AMMCGS)

Advisers Management Trust: Mid Cap Intrinsic Value Portfolio - Class S  (AMRS)*

Socially Responsive Portfolio - I Class Shares (AMSRS)

PORTFOLIOS OF THE OPPENHEIMER VARIABLE ACCOUNT FUNDS

Capital Appreciation Fund/VA - Non-Service Shares (OVGR)*

Global Securities Fund/VA - Non-Service Shares (OVGS)

International Growth Fund/VA - Non-Service Shares (OVIG)

Main Street Fund(R)/VA - Non-Service Shares (OVGI)

Main Street Small- & Mid-Cap Fund(R)/VA - Non-Service Shares (OVSC)

Global Strategic Income Fund/VA: Non-service Shares (OVSB)

PORTFOLIOS OF THE PIMCO VARIABLE INSURANCE TRUST

All Asset Portfolio - Administrative Class (PMVAAA)

CommodityRealReturn(R) Strategy Portfolio - Administrative Class (PMVRSA)

Foreign Bond Portfolio (Unhedged) - Administrative Class (PMVFBA)

Low Duration Portfolio - Administrative Class (PMVLDA)

Total Return Portfolio - Administrative Class (PMVTRA)

PORTFOLIOS OF THE PUTNAM VARIABLE TRUST

VT Growth & Income Fund: Class IB (PVGIB)*

VT Voyager Fund: Class IB (PVTVB)*

PORTFOLIOS OF THE INVESCO INVESTMENTS TRUST

VI American Franchise Fund - Series I Shares (ACEG)

VI Value Opportunities Fund - Series I Shares (AVBVI)*

VI Mid Cap Core Equity Fund: Series I Shares (AVMCCI)

GUGGENHEIM INVESTMENTS

Variable Fund - Multi-Hedge Strategies (RVARS)

T. ROWE PRICE

Blue Chip Growth Portfolio - II (TRBCG2)

Equity Income Portfolio - II (TREI2)*

Health Sciences Fund, Inc. (TRHS)*

T. Rowe Price Health Sciences Portfolio (TRHSP)

Health Sciences Portfolio - II (TRHS2)

Limited-Term Bond Portfolio - II (TRLT2)*

VAN ECK ASSOCIATES CORPORATION

VIP Trust Global Hard Assets Fund - Initial Class (VWHA)

WADDELL & REED, INC.

Ivy Funds VIP - Pathfinder Moderately Aggressive - Managed Volatility  (WRPMAV)

Ivy Funds VIP - Pathfinder Moderately Conservative - Managed Volatility  (WRPMCV)*

Ivy Funds VIP - Pathfinder Moderate - Managed Volatility (WRPMMV)

NATIONWIDE VL SEPARATE ACCOUNT-G NOTES TO FINANCIAL STATEMENTS December 31, 2015

Variable Insurance Portfolios - Asset Strategy (WRASP)

Variable Insurance Portfolios - Balanced (WRBP)

Variable Insurance Portfolios - Bond (WRBDP)

Variable Insurance Portfolios - Core Equity (WRCEP)

Variable Insurance Portfolios - Dividend Opportunities (WRDIV)

Variable Insurance Portfolios - Energy (WRENG)

Variable Insurance Portfolios - Global Bond (WRGBP)

Variable Insurance Portfolios - Global Natural Resources (WRGNR)

Variable Insurance Portfolios - Growth (WRGP)

Variable Insurance Portfolios - High Income (WRHIP)

Variable Insurance Portfolios - International Growth (WRIP)

Variable Insurance Portfolios - International Core Equity (WRI2P)

Variable Insurance Portfolios - Limited-Term Bond (WRLTBP)

Variable Insurance Portfolios - Micro Cap Growth (WRMIC)

Variable Insurance Portfolios - Mid Cap Growth (WRMCG)

Variable Insurance Portfolios - Money Market (WRMMP)

Variable Insurance Portfolios - Pathfinder Aggressive (WRPAP)

Variable Insurance Portfolios - Pathfinder Conservative (WRPCP)

Variable Insurance Portfolios - Pathfinder Moderate (WRPMP)

Variable Insurance Portfolios - Pathfinder Moderately Aggressive (WRPMAP)

Variable Insurance Portfolios - Pathfinder Moderately Conservative (WRPMCP)

Variable Insurance Portfolios - Real Estate Securities (WRRESP)

Variable Insurance Portfolios - Science and Technology (WRSTP)

Variable Insurance Portfolios - Small Cap Growth (WRSCP)

Variable Insurance Portfolios - Small Cap Value (WRSCV)

Variable Insurance Portfolios - Value (WRVP)

WELLS FARGO FUNDS

Advantage VT Small Cap Growth Fund - Class 2 (WFVSCG)

*	At December 31, 2015, contract owners were not invested in this fund.

The contract owners’ equity is affected by the investment results of each fund, equity transactions by contract owners and certain policy and asset charges (see notes 2 and 3). The accompanying financial statements include only contract owners’ purchase payments pertaining to the variable portions of their contracts and exclude any purchase payments for fixed dollar benefits, the latter being included in the accounts of the Company.

A contract owner may choose from among a number of different underlying mutual fund options. The underlying mutual fund options are not available to the general public directly. The underlying mutual funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

Some of the underlying mutual funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ substantially.

A purchase payment could be presented as a negative equity transaction in the Statements of Changes in Contract Owners’ Equity if a prior period purchase payment is refunded to a contract owner due to a contract cancellation during the free look period, and/or if a gain is realized by the contract owner during the free look period.

The Company allocates purchase payments to sub-accounts and/or the fixed account as instructed by the contract owner. Shares of the sub-accounts are purchased at Net Asset Value, then converted into accumulation units. Certain transactions may be subject to conditions imposed by the underlying mutual funds, as well as those set forth in the contract.

(c) Security Valuation, Transactions and Related Investment Income

Investments in underlying mutual funds are valued at the closing net asset value per share at December 31, 2015 of such funds. The cost of investments sold is determined on a first in - first out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividends and capital gain distributions are accrued as of the ex-dividend date and are reinvested in the underlying mutual funds.

NATIONWIDE VL SEPARATE ACCOUNT-G NOTES TO FINANCIAL STATEMENTS December 31, 2015

(d) Federal Income Taxes

Operations of the Account form a part of, and are taxed with, operations of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. The Company does not provide for income taxes within the Account. Taxes are generally the responsibility of the contract owner upon termination or withdrawal.

(e) Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f) Recently Issued Accounting Standards

There are no recently issued accounting standards applicable to the Account.

(g) Subsequent Events

The Company evaluated subsequent events through the date the financial statements were issued with the Securities Exchange Commission (SEC), and no subsequent events have occurred requiring accrual or disclosure.

(2) Policy Charges

(a) Deductions from Premium

For Nationwide® Options Select and Nationwide MarathonSM VUL contracts, the Company currently deducts 0.50% from each premium payment (up to 2.50% maximum) to cover sales expenses. The Company also deducts 3.50% from each premium payment to cover premium taxes.

For Nationwide YourLife® Accumulation VUL contracts, the Company currently deducts 2.50% from each premium payment (maximum is 2.50%) to cover sales expenses. The Company also deducts 3.50% from each premium payment to cover premium taxes.

For Nationwide MarathonSM Performance VUL contracts, the Company currently deducts 5.50% from each premium (the maximum is 6.50%) to cover sales expenses if the Accumulation Rider is not elected. If the Accumulation Rider is elected, the Company currently deducts 2.50% from each premium payment (the maximum is 2.50%) to cover sales expenses. The Company also deducts 3.50% from each premium to cover premium taxes, regardless of whether the Accumulation Rider has been elected.

For Nationwide YourLife® Protection VUL contracts, the Company currently deducts 6.50% from each premium (the maximum is 6.50%) to cover sales expenses. The Company also deducts 3.50% from each premium to cover premium taxes.

For Nationwide YourLife® Survivorship VUL contracts, the Company currently deducts 4.50% from each premium (the maximum is 6.50%) to cover sales expenses. The Company also deducts 3.50% from each premium to cover premium taxes.

The Company may, at its sole discretion, reduce the sales loading.

For the periods ended December 31, 2015 and 2014, total front-end sales charge deductions were $ 10,234,547 and $ 8,055,079, respectively and were recognized as a reduction of purchase payments on the Statement of Changes in Contract Owners’ Equity.

(b) Cost of Insurance

A cost of insurance charge is assessed monthly against each contract by liquidating units. The amount of the charge varies widely and is based upon age, sex, rate class and net amount at risk (death benefit less total contract value).

(c) Administrative Charges

For all contracts, the Company currently deducts a short-term trading fee of 1.00% of an amount allocated to a sub account and transferred from that sub account within 60 days of that allocation.

For Nationwide® Options Select and Nationwide MarathonSM VUL contracts, the Company currently deducts a $10 administrative charge per policy per month (maximum of $20 per policy per month) taken proportionally from the sub accounts and any companion fixed funds of the contract.

For Nationwide YourLife® Protection VUL contracts and Nationwide MarathonSM Performance VUL, if the Accumulation Rider is not elected, the Company currently deducts a $20 administrative charge per month (which is also the maximum charge) in the first policy year and $5 per month thereafter.

For Nationwide YourLife® Accumulation VUL contracts and Nationwide MarathonSM Performance VUL, if the Accumulation Rider is elected, the Company currently deducts a $25 administrative charge per month (which is also the maximum charge) in the first policy year and $10 per month thereafter.

For Nationwide YourLife® Survivorship VUL contracts, the Company currently deducts a $15 administrative charge per month (maximum of $20 per policy per month).

NATIONWIDE VL SEPARATE ACCOUNT-G NOTES TO FINANCIAL STATEMENTS December 31, 2015

For Nationwide® Options Select VUL contracts, the Company currently deducts a monthly underwriting and distribution charge on the first $250,000 of Specified Amount. The current underwriting and distribution charge is $0.15 per $1,000 of Specified Amount for Insureds younger than 50 as of the Policy Date, and $0.17 per $1,000 of Specified Amount for Insureds 50 or older as of the Policy Date. The maximum guaranteed charge is $0.20 per $1,000 of Specified Amount.

For MarathonSM Performance VUL contracts, if the Accumulation Rider is not elected, the guaranteed maximum underwriting and distribution charge for all ages is $0.20 per $1,000 of the first $250,000 of Base Policy Specified Amount and $0.10 per $1,000 of Base Policy Specified Amount in excess of $250,000. Currently, the Company charges rates lower than the guaranteed maximum. Any change in current rates will be applied uniformly for Insureds with the same issue age, Base Policy Specified Amount, and Death Benefit option in effect at the time of determination.

For MarathonSM Performance VUL contracts, if the Accumulation Rider is elected, the guaranteed maximum underwriting and distribution charge is of $1.18 per $1,000 of the first $250,000 of Base Policy Specified Amount and $1.01 per $1,000 of Base Policy Specified Amount in excess of $250,000. Currently, the Company may charge rates lower than the guaranteed maximums. Any change in current rates will be applied uniformly for Insureds with the same issue age, Base Policy Specified Amount, and Death Benefit option in effect at the time of determination.

For Nationwide MarathonSM contracts, the Company currently deducts a monthly underwriting and distribution charge of $0.10 per $1,000 of the first $250,000 of Specified Amount. The maximum guaranteed charge is $0.20 per $1,000 of the first $250,000 of Specified Amount.

For Nationwide YourLife® Protection VUL contracts, the current Underwriting and Distribution Charge is $0.20 per $1,000 of the first $250,000 of Base Policy Specified Amount and $0.05 per $1,000 of Base Policy Specified Amount in excess of $250,000. The maximum guaranteed Underwriting and Distribution Charge is $0.20 per $1,000 of the first $250,000 of Base Policy Specified Amount, and $0.10 per $1,000 of Base Policy Specified Amount in excess of $250,000.

For Nationwide YourLife® Accumulation VUL contracts, the Company currently deducts a monthly underwriting and distribution charge varies by policy based on the length of time the policy has been In Force, the Attained Age of the Insured at the time of issue, Death Benefit option in effect, and the Base Policy Specified Amount. The maximum guaranteed charge is $1.18 per $1,000 of Specified Amount.

For Nationwide YourLife® Survivorship VUL contracts, the monthly underwriting and distribution charge varies by the insureds’ attained ages, sexes and Base Policy Specified Amount. The maximum guaranteed underwriting and distribution charge is $0.74 per $1,000 of Specified Amount.

The charges above are assessed against each contract by liquidating units.

(d) Surrender Charges

Policy surrenders result in a redemption of the contract value from the Account and payment of the surrender proceeds to the contract owner or designee. The surrender proceeds consist of the contract value, less any outstanding policy loans, and less a surrender charge, if applicable. The amount of the charge is based upon a specified percentage of the initial surrender charge which varies by issue age, sex and rate class.

For Nationwide YourLife® Protection VUL contracts, the charge is 100% of the initial surrender charge from the first through second or third year, depending on the insured’s age at the time of policy issuance. Thereafter, the charge will begin to decline over time to 0% of the initial surrender charge in the thirteenth year or fifteenth year, depending on the insured’s age at the time of policy issuance.

For both the Nationwide® Options Select and Nationwide MarathonSM VUL contracts, the charge is 100% of the initial surrender charge from the first through second or third year, depending on the insured’s age at the time of policy issuance. Thereafter, the charge will begin to decline over time to 0% of the initial surrender charge in the eleventh year or thirteenth year, depending on the insured’s age at the time of policy issuance.

For Nationwide YourLife® Accumulation VUL contracts, the charge is 100% of the initial surrender charge from the first, through second or fourth year, depending on the insured’s age at the time of policy issuance. Thereafter, the charge will begin to and decline over time to 0% of the initial surrender charge in the eleventh year.

For MarathonSM Performance VUL contracts without the Accumulation Rider, the charge is 100% of the initial surrender charge from the first through second or third year, depending on the insured’s age at the time of policy issuance. Thereafter, the charge will begin to decline over time to 0% of the initial surrender charge in the thirteenth year or fifteenth year, depending on the insured’s age at the time of policy issuance. For MarathonSM Performance VUL contracts with the Accumulation Rider, the charge is 100% of the initial surrender charge from the first, through second or fourth year, depending on the insured’s age at the time of policy issuance. Thereafter, the charge will begin to and decline over time to 0% of the initial surrender charge in the eleventh year. The Company may waive the surrender charge for certain contracts in which the sales expenses normally associated with the distribution of a contract are not incurred.

For Nationwide YourLife® Survivorship VUL contracts, the surrender charge is assessed during the first fifteen policy years upon surrender, policy lapse, or certain Base Policy Specified Amount decreases. For policies issued prior to January 1, 2014, the maximum surrender charge that may be assessed for any segment of coverage is $50 per $1,000 of Base Policy Specified Amount and the minimum is $0.52 per $1,000 of Base Policy Specified Amount. For policies issued on and after to January 1, 2014, the maximum surrender charge that may be assessed for any segment of coverage is $44.16 per $1,000 of Base Policy Specified Amount and the minimum is $0.78 per $1,000 of Base Policy Specified Amount.

The charges above are assessed against each contract by liquidating units.

NATIONWIDE VL SEPARATE ACCOUNT-G NOTES TO FINANCIAL STATEMENTS December 31, 2015

(3) Asset Charges

The Company deducts a charge related to the assumption of mortality and expense risk.

For Nationwide YourLife® Accumulation VUL contracts, the current charge is 0% of variable contract value on an annualized basis, with a guaranteed maximum charge of 0.30 % of the variable contract value on an annualized basis.

The amount of the charge for other contracts may vary based on the policy year and the amount of the contract value. The tables below show by product the amount of the charge on an annualized basis, current charges, and charge variation based on policy year and contract value.

Nationwide® Options Select VUL contracts

Policy Years	Charge for First $25,000 in Variable Contract Value (Annualized)	Charge for Next $225,000 in Variable Contract Value (Annualized)	Charge for Variable Contract Value in Excess Of $250,000 (Annualized)

1 through 10	0.60%	0.30%	0.10%
11 through 20	0.30%	0.20%	0.05%
21 and later	0.00%	0.00%	0.00%

Note: the guaranteed maximum for all contracts is 0.60% on an annualized basis.

Nationwide MarathonSM VUL contracts

Policy Years	Charge for First $25,000 in Variable Contract Value (Annualized)	Charge for Next $225,000 in Variable Contract Value (Annualized)	Charge for Variable Contract Value in Excess Of $250,000 (Annualized)

1 through 10	0.60%	0.30%	0.10%
11 through 20	0.30%	0.10%	0.00%
21 and later	0.00%	0.00%	0.00%

Note: the guaranteed maximum for all contracts is 0.60% on an annualized basis.

Nationwide® YourLifeSM Protection VUL contracts

Policy Years	Charge for First $250,000 in Variable Contract Value (Annualized)	Charge for Variable Contract Value in Excess Of $250,000 (Annualized)

1 through 15	0.80%	0.30%
16 or later	0.30%	0.20%

Note: the guaranteed maximum for all contracts is 0.80% on an annualized basis.

Nationwide MarathonSM Performance VUL contracts

For contracts that do not elect the accumulation rider, the charge will be deducted in accordance with the table below.

Policy Years	Charge for First $250,000 in Variable Contract Value (Annualized)	Charge for Variable Contract Value in Excess Of $250,000 (Annualized)

1 through 15	0.80%	0.30%
16 or later	0.30%	0.20%

Note: the guaranteed maximum for all contracts not electing that accumulation rider is 0.80% on an annualized basis. If you do elect the accumulations rider, the maximum guaranteed charge is equal to an annualized rate of 0.30% of variable contract value for all policy years and the current charge is 0.00%.

NATIONWIDE VL SEPARATE ACCOUNT-G NOTES TO FINANCIAL STATEMENTS December 31, 2015

Nationwide YourLife® Survivorship VUL contracts

Policy Years	Charge for First $250,000 in Variable Contract Value (Annualized)	Charge for Variable Contract Value in Excess Of $250,000 (Annualized)

1 through 15	0.80%	0.50%
16 through 20	0.50%	0.50%
21 or later	0.00%	0.00%

Note: the guaranteed maximum for all contracts is 0.80% on an annualized basis of all variable account cash value for policy years 1-15, 0.50% on an annualized basis for all variable cash value for policy years 16-20 and 0.30% for policy year 21 and later.

The charges above are assessed against each contract by liquidating units.

(4) Death Benefits

Death benefit proceeds result in a redemption of the contract value from the Account and payment of those proceeds, less any outstanding policy loans (and policy charges), to the legal beneficiary. In the event that the guaranteed death benefit exceeds the contract value on the date of death, the excess is paid by the Company’s general account.

(5) Policy Loans (Net of Repayments)

Contract provisions allow contract owners to borrow 90% of a policy’s variable cash surrender value plus 100% of a policy’s fixed cash surrender value less applicable value of surrender charge. Interest is charged on the outstanding loan and is due and payable in advance on the policy anniversary. For Nationwide® Options Select, Nationwide MarathonSM VUL, Nationwide YourLife® Accumulation VUL contracts and Nationwide YourLife® Survivorship VUL the maximum guaranteed loan interest charged is 3.90% on the outstanding loan. For the Nationwide YourLife® Protection and Nationwide MarathonSM Performance VUL contracts the maximum guaranteed loan interest charged is 4.50%, except for contract owners electing the accumulation rider on the Nationwide MarathonSM Performance in which case the maximum guaranteed loan interest charged is 3.90%. Current loan interest charged may vary. At the time the loan is granted, the amount of the loan is transferred from the Account to the Company’s general account as collateral for the outstanding loan.

Collateral amounts in the general account are credited with the stated rate of interest in effect at the time the loan is made, subject to a guaranteed minimum rate. Interest credited is paid by the Company’s general account to the Account. Loan repayments result in a transfer of collateral including interest credited back to the Account.

(6) Related Party Transactions

The Company performs various services on behalf of the mutual fund companies in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, postage, fund transfer agency and various other record keeping and customer service functions. These fees are paid to an affiliate of the Company.

Contract owners may, with certain restrictions, transfer their assets between the Account and a fixed dollar contract (fixed account) maintained in the accounts of the Company. These transfers are the result of the contract owner executing fund exchanges. Fund exchanges from the Account to the fixed account are included in surrenders, and fund exchanges from the fixed account to the Account are included in purchase payments received from contract owners, as applicable, on the accompanying Statements of Changes in Contract Owners’ Equity. Policy loan transactions (note 5), executed at the direction of the contract owner, also result in transfers between the Account and the fixed account of the Company, but are included in Net Policy (Loans) Repayments. The fixed account assets are not reflected in the accompanying financial statements. For the periods ended December 31, 2015 and 2014, total transfers into the Account from the fixed account were $15,276,719 and $17,360,267, respectively, and total transfers from the Account to the fixed account were $ 11,180,869 and $ 8,792,495, respectively.

NATIONWIDE VL SEPARATE ACCOUNT-G NOTES TO FINANCIAL STATEMENTS December 31, 2015

(7) Fair Value Measurement

FASB ASC 820, Fair Value Measurements and Disclosures, defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs.

In accordance with FASB ASC 820, the Account categorized its financial instruments into a three level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety.

The Account categorizes financial assets recorded at fair value as follows:

• Level 1 – Unadjusted quoted prices accessible in active markets and mutual funds where the value per share (unit) is determined and published and is the basis for current transactions for identical assets or liabilities at the measurement date.

• Level 2 – Unadjusted quoted prices for similar assets or liabilities in active markets or inputs (other than quoted prices) that are observable or that are derived principally from or corroborated by observable market data through correlation or other means.

• Level 3 – Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimate about the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs.

The Account recognizes transfers between fair value hierarchy levels at the reporting period end. There were no transfers between Level 1 and 2 as of December 31, 2015.

The following table summarizes assets measured at fair value on a recurring basis as of December 31, 2015:

	Level 1	Level 2	Level 3	Total

Separate Account Investments	$534,648,323	$-	$-	$534,648,323

The cost of purchases and proceeds from sales of Investments for the year ended December 31, 2015 are as follows:

	Purchases of Investments	Sales of Investments
VPS Dynamic Asset Allocation Portfolio - Class A (ALVDAA)	$116,892	$26,325
VP Inflation Protection Fund - Class I (ACVIP1)	1,945,361	203,415
Global Allocation V.I. Fund - Class I (BRVGA1)	5,613,205	828,784
Global Allocation V.I. Fund - Class II (MLVGA2)	281,336	313,430
VIP Small Cap Value Series: Service Class (DWVSVS)	377,771	91,758
VA Global Bond Portfolio (DFVGB)	3,033,845	117,176
VA International Small Portfolio (DFVIS)	3,910,830	141,259
VA International Value Portfolio (DFVIV)	4,130,165	102,502
VA Short-Term Fixed Portfolio (DFVSTF)	2,920,463	112,130
VA U.S. Large Value Portfolio (DFVULV)	5,174,256	315,314
VA U.S. Targeted Value Portfolio (DFVUTV)	3,607,724	218,356
Stock Index Fund, Inc. - Initial Shares (DSIF)	1,577,940	1,284,151
VIP Trust - Franklin Income VIP Fund: Class 1 (FTVIS1)	597,502	389,473
VIP Trust - Franklin Founding Funds Allocation VIP Fund: Class 1 (FTVFA1)	121,217	45,104
VIP Trust - Templeton Global Bond VIP Fund: Class 1 (FTVGB1)	995,185	417,638
Goldman Sachs Global Markets Navigator Fund - Service Shares (GVGMNS)	45,158	5,740
Van Kampen V.I. Mid Cap Growth Fund - Series I Shares (IVKMG1)	52,317	28,725
Balanced-Risk Allocation Fund: Series I Shares (IVBRA1)	1,055,714	274,879
Forty Portfolio: Service Shares (JACAS)	1,108,363	731,452
Global Technology Portfolio: Service Shares (JAGTS)	1,725,039	87,319
Overseas Portfolio: Service Shares (JAIGS)	345,673	478,729
M Large Cap Value Fund (MFBOV)	866,127	201,570
M Capital Appreciation Fund (MFFCA)	630,803	158,721
M International Equity Fund (MFBIE)	737,524	109,092
M Large Cap Growth Fund (MFTCG)	1,051,549	199,000
Var Insurance Trust II - MFS Investors Growth Stock Portfolio: Initial Class (MV2IGI)	9,840	392
Variable Insurance Trust II - MFS International Value Portfolio - Initial Class (MVIVIC)	2,344,480	896,357
Variable Insurance Trust - MFS New Discovery Series - Intital Class (MNDIC)	369,761	108,486
Value Series - Initial Class (MVFIC)	2,965,508	1,111,193
Variable Insurance Trust II - MFS International Value Portfolio - Service Class (MVIVSC)	4,846	9,113
Core Plus Fixed Income Portfolio - Class I (MSVFI)	28,069	61,228
NVIT Investor Destinations Managed Growth and Income Class I (IDPGI)	305,421	20,022
NVIT Investor Destinations Managed Growth Class I (IDPG)	655,500	25,431

NATIONWIDE VL SEPARATE ACCOUNT-G NOTES TO FINANCIAL STATEMENTS December 31, 2015

NVIT Cardinal Managed Growth and Income Class I (NCPGI)	$686,835	$62,045
NVIT Cardinal Managed Growth Class I (NCPG)	1,193,914	28,660
NVIT Bond Index Fund Class I (NVBX)	103,132	61,589
NVIT International Index Fund Class I (NVIX)	788,057	135,947
American Century NVIT Multi Cap Value Fund - Class I (NVAMV1)	1,181,877	332,960
American Funds NVIT Asset Allocation Fund - Class II (GVAAA2)	3,557,021	682,461
American Funds NVIT Bond Fund - Class II (GVABD2)	72,443	74,071
American Funds NVIT Global Growth Fund - Class II (GVAGG2)	1,241,768	463,961
American Funds NVIT Growth Fund - Class II (GVAGR2)	684,659	1,597,006
American Funds NVIT Growth-Income Fund - Class II (GVAGI2)	385,162	352,149
Federated NVIT High Income Bond Fund - Class I (HIBF)	1,121,854	1,122,459
NVIT Emerging Markets Fund - Class I (GEM)	2,297,797	745,822
NVIT International Equity Fund - Class I (GIG)	527,934	179,771
Variable Insurance Trust: NVIT International Equity Fund - Class VI (NVIE6)	7,188	27,501
Neuberger Berman NVIT Multi Cap Opportunities Fund - Class I (NVNMO1)	129,936	160,481
Neuberger Berman NVIT Socially Responsible Fund - Class II (NVNSR2)	375,906	533,915
NVIT Cardinal Aggressive Fund - Class I (NVCRA1)	3,836,325	1,299,422
NVIT Cardinal Balanced Fund - Class I (NVCRB1)	1,770,567	1,225,547
NVIT Cardinal Capital Appreciation Fund - Class I (NVCCA1)	3,260,974	905,805
NVIT Cardinal Conservative Fund - Class I (NVCCN1)	627,825	515,916
NVIT Cardinal Moderate Fund - Class I (NVCMD1)	3,526,134	1,004,966
NVIT Cardinal Moderately Aggressive Fund - Class I (NVCMA1)	9,069,477	2,417,521
NVIT Cardinal Moderately Conservative Fund - Class I (NVCMC1)	443,989	429,997
NVIT Core Bond Fund - Class I (NVCBD1)	217,496	335,700
NVIT Core Plus Bond Fund - Class I (NVLCP1)	1,823,437	471,478
NVIT Nationwide Fund - Class I (TRF)	73,524	118,069
NVIT Government Bond Fund - Class I (GBF)	1,309,863	882,694
American Century NVIT Growth Fund - Class I (CAF)	532,733	356,420
NVIT International Index Fund - Class II (GVIX2)	407,663	1,419,813
NVIT Investor Destinations Aggressive Fund - Class II (GVIDA)	77,053	760,755
NVIT Investor Destinations Balanced Fund - Class II (NVDBL2)	33,064	97,839
NVIT Investor Destinations Capital Appreciation Fund - Class II (NVDCA2)	115,612	95,880
NVIT Investor Destinations Conservative Fund - Class II (GVIDC)	48,544	141,295
NVIT Investor Destinations Moderate Fund - Class II (GVIDM)	580,545	2,563,371
NVIT Investor Destinations Moderately Aggressive Fund - Class II (GVDMA)	545,750	1,446,136
NVIT Investor Destinations Moderately Conservative Fund - Class II (GVDMC)	155,578	308,129
NVIT Mid Cap Index Fund - Class I (MCIF)	1,745,894	2,170,655
NVIT Money Market Fund - Class I (SAM)	264,273	504,239
NVIT Money Market Fund - Class V (SAM5)	39,949,570	23,780,369
NVIT Multi-Manager International Growth Fund - Class I (NVMIG1)	426,962	140,914
NVIT Multi-Manager International Value Fund - Class I (GVDIVI)	266,531	378,196
NVIT Multi-Manager Large Cap Growth Fund - Class I (NVMLG1)	692,363	318,595
NVIT Multi-Manager Large Cap Value Fund - Class I (NVMLV1)	552,381	224,137
NVIT Multi-Manager Mid Cap Growth Fund - Class I (NVMMG1)	1,498,343	211,877
NVIT Multi-Manager Mid Cap Value Fund - Class I (NVMMV1)	1,164,464	152,334
NVIT Multi-Manager Mid Cap Value Fund - Class II (NVMMV2)	152,655	115,390
NVIT Multi-Manager Small Cap Growth Fund - Class I (SCGF)	696,397	517,835
NVIT Multi-Manager Small Cap Value Fund - Class I (SCVF)	619,144	122,757
NVIT Multi-Manager Small Company Fund - Class I (SCF)	416,916	104,456
NVIT Multi-Sector Bond Fund - Class I (MSBF)	202,135	159,167
NVIT Short Term Bond Fund - Class I (NVSTB1)	97,998	214,395
NVIT Short Term Bond Fund - Class II (NVSTB2)	3,680	5,925
NVIT Large Cap Growth Fund - Class I (NVOLG1)	2,388,659	1,529,637
NVIT Investor Destinations Aggressive Fund - Class P (NVIDAP)	2,750,785	348,520
NVIT Investor Destinations Balanced Fund - Class P (NVDBLP)	1,489,760	460,647
NVIT Investor Destinations Capital Appreciation Fund - Class P (NVDCAP)	1,534,639	166,408
NVIT Investor Destinations Conservative Fund - Class P (NVIDCP)	640,319	296,004
NVIT Investor Destinations Moderate Fund - Class P (NVIDMP)	2,906,404	2,979,332
NVIT Investor Destinations Moderately Aggressive Fund - Class P (NVDMAP)	9,972,172	1,054,520
NVIT Investor Destinations Moderately Conservative Fund - Class P (NVDMCP)	301,565	68,591
Templeton NVIT International Value Fund - Class III (NVTIV3)	206,194	148,015
Invesco NVIT Comstock Value Fund - Class I (EIF)	325,282	218,244
NVIT Real Estate Fund - Class I (NVRE1)	3,847,663	1,042,985
Loring Ward NVIT Capital Appreciation Fund - Class P (NVLCAP)	134,291	12,519
Loring Ward NVIT Moderate Fund - Class P (NVLMP)	240,239	62,085
NVIT Small Cap Index Fund Class II (NVSIX2)	1,719,986	73,124
NVIT S&P 500 Index Fund Class I (GVEX1)	8,084,621	1,797,067
TOPS Managed Risk Balanced ETF Portfolio - Class 3 (NOTB3)	324,761	99,932
TOPS Managed Risk Growth ETF Portfolio - Class 3 (NOTG3)	1,122,104	190,093

NATIONWIDE VL SEPARATE ACCOUNT-G NOTES TO FINANCIAL STATEMENTS December 31, 2015

TOPS Managed Risk Moderate Growth ETF Portfolio - Class 3 (NOTMG3)	$147,146	$48,048
VPS Small/Mid Cap Value Portfolio - Class A (ALVSVA)	1,151,530	403,070
VP Inflation Protection Fund - Class II (ACVIP2)	15,581	105,542
VP Mid Cap Value Fund - Class I (ACVMV1)	1,034,916	458,245
Small Cap Stock Index Portfolio - Service Shares (DVSCS)	1,179,664	477,760
Appreciation Portfolio - Initial Shares (DCAP)	309,970	356,170
Quality Bond Fund II - Primary Shares (FQB)	103,896	94,507
VIP Energy Portfolio - Service Class 2 (FNRS2)	2,034,070	641,220
VIP Equity-Income Portfolio - Service Class (FEIS)	1,521,282	740,263
VIP Freedom Fund 2010 Portfolio - Service Class (FF10S)	107,468	184,060
VIP Freedom Fund 2020 Portfolio - Service Class (FF20S)	657,871	168,165
VIP Freedom Fund 2030 Portfolio - Service Class (FF30S)	753,552	679,002
VIP Growth Portfolio - Service Class (FGS)	3,592,538	488,552
VIP Investment Grade Bond Portfolio - Service Class (FIGBS)	839,998	585,397
VIP Mid Cap Portfolio - Service Class (FMCS)	2,039,411	948,938
VIP Overseas Portfolio - Service Class (FOS)	3,336,418	227,348
VIP Value Strategies Portfolio - Service Class (FVSS)	1,113	10,688
Franklin Income Securities Fund - Class 2 (FTVIS2)	45,636	103,500
Rising Dividends Securities Fund - Class 1 (FTVRDI)	10,895	16,464
Small Cap Value Securities Fund - Class 1 (FTVSVI)	689,439	865,611
Templeton Developing Markets Securities Fund - Class 2 (FTVDM2)	98,405	95,727
Templeton Foreign Securities Fund - Class 2 (TIF2)	105,030	224,159
Templeton Global Bond Securities Fund - Class 2 (FTVGI2)	272,767	358,692
VIP Founding Funds Allocation Fund - Class 2 (FTVFA2)	53,492	99,113
Short Duration Bond Portfolio - I Class Shares (AMTB)	102,938	230,039
Mid-Cap Growth Portfolio - S Class Shares (AMMCGS)	56,217	169
Socially Responsive Portfolio - I Class Shares (AMSRS)	23,189	62,452
Global Securities Fund/VA - Non-Service Shares (OVGS)	1,063,771	365,814
International Growth Fund/VA - Non-Service Shares (OVIG)	418,931	29,424
Main Street Fund(R)/VA - Non-Service Shares (OVGI)	1,453,495	1,646,839
Main Street Small- & Mid-Cap Fund(R)/VA - Non-Service Shares (OVSC)	862,393	499,905
Global Strategic Income Fund/VA: Non-service Shares (OVSB)	52,426	54,687
All Asset Portfolio - Administrative Class (PMVAAA)	128,979	39,637
CommodityRealReturn(R) Strategy Portfolio - Administrative Class (PMVRSA)	991,635	23,937
Foreign Bond Portfolio (Unhedged) - Administrative Class (PMVFBA)	134,718	251,758
Low Duration Portfolio - Administrative Class (PMVLDA)	830,517	947,997
Total Return Portfolio - Administrative Class (PMVTRA)	2,387,737	420,385
VI American Franchise Fund - Series I Shares (ACEG)	1,831	8,512
VI Mid Cap Core Equity Fund: Series I Shares (AVMCCI)	59,303	5,504
Variable Fund - Multi-Hedge Strategies (RVARS)	133,771	21,738
T. Rowe Price Health Sciences Portfolio (TRHSP)	3,633,026	324,680
Health Sciences Portfolio - II (TRHS2)	604,027	476,101
VIP Trust Global Hard Assets Fund - Initial Class (VWHA)	1,114,979	518,089
Ivy Funds VIP - Pathfinder Moderately Aggressive - Managed Volatility (WRPMAV)	116,952	16,413
Ivy Funds VIP - Pathfinder Moderate - Managed Volatility (WRPMMV)	53,138	16,912
Variable Insurance Portfolios - Asset Strategy (WRASP)	4,175,214	1,045,319
Variable Insurance Portfolios - Balanced (WRBP)	111,355	43,932
Variable Insurance Portfolios - Bond (WRBDP)	93,848	105,301
Variable Insurance Portfolios - Core Equity (WRCEP)	244,951	83,838
Variable Insurance Portfolios - Dividend Opportunities (WRDIV)	138,545	95,822
Variable Insurance Portfolios - Energy (WRENG)	99,057	37,610
Variable Insurance Portfolios - Global Bond (WRGBP)	15,149	17,745
Variable Insurance Portfolios - Global Natural Resources (WRGNR)	121,012	46,163
Variable Insurance Portfolios - Growth (WRGP)	306,325	127,023
Variable Insurance Portfolios - High Income (WRHIP)	761,964	517,157
Variable Insurance Portfolios - International Growth (WRIP)	106,225	70,442
Variable Insurance Portfolios - International Core Equity (WRI2P)	136,353	63,987
Variable Insurance Portfolios - Limited-Term Bond (WRLTBP)	17,162	5,912
Variable Insurance Portfolios - Micro Cap Growth (WRMIC)	87,218	38,672
Variable Insurance Portfolios - Mid Cap Growth (WRMCG)	480,439	304,262
Variable Insurance Portfolios - Money Market (WRMMP)	630,278	657,361
Variable Insurance Portfolios - Pathfinder Aggressive (WRPAP)	485,194	88,429

NATIONWIDE VL SEPARATE ACCOUNT-G NOTES TO FINANCIAL STATEMENTS December 31, 2015

Variable Insurance Portfolios - Pathfinder Conservative (WRPCP)	$96,705	$37,785
Variable Insurance Portfolios - Pathfinder Moderate (WRPMP)	717,342	157,490
Variable Insurance Portfolios - Pathfinder Moderately Aggressive (WRPMAP)	1,179,008	100,128
Variable Insurance Portfolios - Pathfinder Moderately Conservative (WRPMCP)	122,972	100,152
Variable Insurance Portfolios - Real Estate Securities (WRRESP)	53,289	79,820
Variable Insurance Portfolios - Science and Technology (WRSTP)	313,529	125,275
Variable Insurance Portfolios - Small Cap Growth (WRSCP)	331,905	199,384
Variable Insurance Portfolios - Small Cap Value (WRSCV)	63,441	54,202
Variable Insurance Portfolios - Value (WRVP)	105,390	26,158
Advantage VT Small Cap Growth Fund - Class 2 (WFVSCG)	279,661	284,817
Investors Growth Stock Series - Initial Class (obsolete) (MIGIC)	1,043	10,197
VIP Overseas Portfolio - Service Class R (obsolete) (FOSR)	180,609	2,383,076
Small-Cap Growth Portfolio - S Class Shares (obsolete) (AMFAS)	103,091	122,074

Total	$224,140,505	$93,511,542

(8) Financial Highlights

The following tabular presentation is a summary of units, unit fair values, contract owners’ equity outstanding and contract expense rates for variable life contracts as of December 31, 2015, and the investment income ratio and total return for each of the periods in the five year period ended December 31, 2015. Total return and investment income ratio for periods with no ending contract owners’ equity were considered to be irrelevant, and therefore are not presented.

NW VL SEPARATE ACCOUNT G NOTES TO FINANCIAL STATEMENTS December 31, 2015

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***	Inception Date****
VPS Dynamic Asset Allocation Portfolio - Class A (ALVDAA)
2015	0.00%	13,015	$11.897471	$154,846	0.76%	-1.09%
2014	0.00%	5,625	12.028742	67,662	0.59%	4.45%
2013	0.00%	4,308	11.516261	49,612	0.38%	12.31%
2012	0.00%	593	10.254428	6,081	0.02%	2.54%	5/1/2012
VP Inflation Protection Fund - Class I (ACVIP1)
2015	0.00%	586,893	9.707801	5,697,440	2.17%	-2.28%
2014	0.00%	422,946	9.934368	4,201,701	1.52%	3.58%
2013	0.00%	284,870	9.591153	2,732,232	1.72%	-8.21%
2012	0.00%	126,254	10.449526	1,319,294	2.11%	4.50%	5/1/2012
Global Allocation V.I. Fund - Class I (BRVGA1)
2015	0.00%	797,102	11.992003	9,558,850	1.56%	-0.71%
2014	0.00%	448,110	12.077797	5,412,182	2.56%	2.11%
2013	0.00%	330,149	11.828261	3,905,089	1.53%	14.76%
2012	0.00%	168,112	10.307200	1,732,764	2.37%	3.07%	5/1/2012
Global Allocation V.I. Fund - Class II (MLVGA2)
2015	0.00%	162,940	16.452774	2,680,815	0.96%	-0.87%
2014	0.00%	175,251	16.596941	2,908,631	2.06%	1.97%
2013	0.00%	178,390	16.276845	2,903,626	0.94%	14.55%
2012	0.00%	267,159	14.209224	3,796,122	1.28%	10.14%
2011	0.00%	325,219	12.900807	4,195,588	2.92%	-3.63%
VIP Small Cap Value Series: Service Class (DWVSVS)
2015	0.00%	56,660	12.193066	690,859	0.43%	-6.46%
2014	0.00%	39,303	13.035389	512,330	0.06%	5.62%
2013	0.00%	2,026	12.341939	25,005	0.00%	23.42%	5/1/2013
VA Global Bond Portfolio (DFVGB)
2015	0.00%	607,216	10.706681	6,501,268	1.91%	1.55%
2014	0.00%	345,929	10.543456	3,647,287	2.76%	2.88%
2013	0.00%	160,180	10.247850	1,641,501	0.81%	-0.35%
2012	0.00%	26,194	10.283870	269,376	2.68%	2.84%	5/1/2012
VA International Small Portfolio (DFVIS)
2015	0.00%	614,629	13.317839	8,185,530	2.57%	5.81%
2014	0.00%	362,894	12.586137	4,567,434	2.68%	-5.78%
2013	0.00%	193,191	13.357918	2,580,630	4.15%	27.07%
2012	0.00%	25,432	10.512269	267,348	4.45%	5.12%	5/1/2012
VA International Value Portfolio (DFVIV)
2015	0.00%	665,525	11.419890	7,600,222	3.87%	-6.96%
2014	0.00%	359,804	12.274258	4,416,327	5.07%	-7.16%
2013	0.00%	168,169	13.220675	2,223,308	4.41%	21.65%
2012	0.00%	24,556	10.867711	266,868	5.75%	8.68%	5/1/2012
VA Short-Term Fixed Portfolio (DFVSTF)
2015	0.00%	654,808	10.105791	6,617,353	0.37%	0.30%
2014	0.00%	379,421	10.075358	3,822,802	0.24%	0.15%
2013	0.00%	174,278	10.060671	1,753,354	0.49%	0.25%
2012	0.00%	24,582	10.035127	246,683	0.70%	0.35%	5/1/2012
VA U.S. Large Value Portfolio (DFVULV)
2015	0.00%	620,641	16.173680	10,038,049	2.63%	-3.41%
2014	0.00%	368,268	16.744060	6,166,301	2.33%	9.08%
2013	0.00%	210,726	15.349655	3,234,571	2.74%	40.82%
2012	0.00%	20,482	10.900303	223,260	3.48%	9.00%	5/1/2012

NW VL SEPARATE ACCOUNT G NOTES TO FINANCIAL STATEMENTS December 31, 2015

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***	Inception Date****
VA U.S. Targeted Value Portfolio (DFVUTV)
2015	0.00%	441,322	$15.437399	$6,812,864	1.57%	-5.23%
2014	0.00%	267,161	16.289185	4,351,835	1.21%	3.71%
2013	0.00%	139,303	15.706963	2,188,027	1.37%	44.62%
2012	0.00%	21,154	10.860497	229,743	2.49%	8.60%	5/1/2012
Stock Index Fund, Inc. - Initial Shares (DSIF)
2015	0.00%	530,391	20.985615	11,130,581	1.83%	1.11%
2014	0.00%	541,663	20.755825	11,242,662	1.79%	13.42%
2013	0.00%	465,920	18.299315	8,526,017	1.87%	32.03%
2012	0.00%	442,173	13.860281	6,128,642	2.17%	15.74%
2011	0.00%	287,581	11.975613	3,443,959	1.89%	1.88%
VIP Trust - Franklin Income VIP Fund: Class 1 (FTVIS1)
2015	0.00%	177,624	11.912335	2,115,917	4.68%	-6.84%
2014	0.00%	169,320	12.786633	2,165,033	5.08%	4.92%
2013	0.00%	137,679	12.186733	1,677,857	6.46%	14.18%
2012	0.00%	103,061	10.673045	1,099,975	3.26%	6.73%	5/1/2012
VIP Trust - Franklin Founding Funds Allocation VIP Fund: Class 1 (FTVFA1)
2015	0.00%	45,600	12.943471	590,222	3.24%	-5.93%
2014	0.00%	41,549	13.758738	571,662	3.03%	3.05%
2013	0.00%	34,615	13.350977	462,144	12.35%	24.14%
2012	0.00%	27,278	10.754715	293,367	0.00%	7.55%	5/1/2012
VIP Trust - Templeton Global Bond VIP Fund: Class 1 (FTVGB1)
2015	0.00%	315,893	10.776572	3,404,244	7.77%	-4.10%
2014	0.00%	289,255	11.237397	3,250,473	4.80%	2.12%
2013	0.00%	242,067	11.003960	2,663,696	4.74%	1.89%
2012	0.00%	162,308	10.799922	1,752,914	2.38%	8.00%	5/1/2012
Goldman Sachs Global Markets Navigator Fund - Service Shares (GVGMNS)
2015	0.00%	5,234	11.465429	60,010	0.13%	-5.82%
2014	0.00%	2,097	12.173521	25,528	0.05%	3.95%
2013	0.00%	1,089	11.711464	12,754	0.11%	13.57%
2012	0.00%	95	10.312479	980	0.00%	3.12%	5/1/2012
Van Kampen V.I. Mid Cap Growth Fund - Series I Shares (IVKMG1)
2015	0.00%	11,108	14.722930	163,542	0.00%	1.21%
2014	0.00%	10,209	14.547427	148,515	0.00%	8.04%
2013	0.00%	10,706	13.465170	144,158	0.41%	37.01%
2012	0.00%	10,656	9.827596	104,723	0.00%	-1.72%	4/27/2012
Balanced-Risk Allocation Fund: Series I Shares (IVBRA1)
2015	0.00%	110,977	9.891560	1,097,736	5.04%	-4.10%
2014	0.00%	46,256	10.314426	477,104	0.00%	3.14%	5/1/2014
Forty Portfolio: Service Shares (JACAS)
2015	0.00%	126,651	22.910620	2,901,653	1.25%	11.94%
2014	0.00%	137,085	20.467408	2,805,775	0.03%	8.47%
2013	0.00%	139,107	18.869601	2,624,894	0.61%	30.89%
2012	0.00%	165,102	14.416877	2,380,255	0.60%	23.86%
2011	0.00%	149,403	11.639880	1,739,033	0.24%	-6.94%
Global Technology Portfolio: Service Shares (JAGTS)
2015	0.00%	162,354	15.568060	2,527,537	0.56%	4.65%
2014	0.00%	66,371	14.876935	987,397	0.00%	9.35%
2013	0.00%	44,208	13.605232	601,460	0.00%	35.39%
2012	0.00%	40,270	10.048944	404,671	0.00%	0.49%	4/27/2012

NW VL SEPARATE ACCOUNT G NOTES TO FINANCIAL STATEMENTS December 31, 2015

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***	Inception Date****
Overseas Portfolio: Service Shares (JAIGS)
2015	0.00%	271,270	$9.172327	$2,488,177	0.50%	-8.80%
2014	0.00%	295,324	10.057736	2,970,291	5.68%	-12.10%
2013	0.00%	333,529	11.442294	3,816,337	3.06%	14.28%
2012	0.00%	393,676	10.012416	3,941,648	0.68%	0.12%	4/27/2012
M Large Cap Value Fund (MFBOV)
2015	0.00%	109,452	14.253266	1,560,048	1.70%	-0.66%
2014	0.00%	73,950	14.347599	1,061,005	1.41%	9.68%
2013	0.00%	54,589	13.081082	714,083	2.91%	34.22%
2012	0.00%	37,342	9.745978	363,934	0.76%	17.29%
2011	0.00%	32,536	8.309381	270,354	0.37%	-4.11%
M Capital Appreciation Fund (MFFCA)
2015	0.00%	68,853	17.252698	1,187,900	0.00%	-6.58%
2014	0.00%	49,378	18.467990	911,912	0.00%	12.42%
2013	0.00%	36,555	16.427883	600,521	0.00%	39.20%
2012	0.00%	32,127	11.801252	379,139	0.37%	17.43%
2011	0.00%	25,361	10.049361	254,862	0.00%	-7.22%
M International Equity Fund (MFBIE)
2015	0.00%	145,339	8.868634	1,288,958	2.24%	-3.94%
2014	0.00%	82,343	9.232557	760,236	2.77%	-7.06%
2013	0.00%	58,837	9.933602	584,463	2.60%	16.32%
2012	0.00%	46,040	8.539601	393,163	2.23%	20.68%
2011	0.00%	43,251	7.076176	306,052	4.27%	-13.56%
M Large Cap Growth Fund (MFTCG)
2015	0.00%	100,368	17.701436	1,776,658	0.02%	7.70%
2014	0.00%	67,771	16.435295	1,113,836	0.05%	10.21%
2013	0.00%	49,888	14.912357	743,948	0.58%	36.15%
2012	0.00%	47,093	10.952859	515,803	0.05%	19.31%
2011	0.00%	30,075	9.179807	276,083	0.00%	-0.80%
Var Insurance Trust II - MFS Investors Growth Stock Portfolio: Initial Class (MV2IGI)
2015	0.00%	888	9.859642	8,755	0.49%	-1.40%	3/27/2015
Variable Insurance Trust II - MFS International Value Portfolio - Initial Class (MVIVIC)
2015	0.00%	433,708	14.762776	6,402,734	1.88%	6.65%
2014	0.00%	345,728	13.841932	4,785,543	2.09%	1.34%
2013	0.00%	181,067	13.658683	2,473,137	1.99%	27.90%
2012	0.00%	36,393	10.678788	388,633	1.02%	6.79%	5/1/2012
Variable Insurance Trust - MFS New Discovery Series - Intital Class (MNDIC)
2015	0.00%	71,308	13.309971	949,107	0.00%	-1.89%
2014	0.00%	54,582	13.565726	740,444	0.00%	-7.26%
2013	0.00%	23,401	14.627285	342,293	0.00%	41.52%
2012	0.00%	1,194	10.335916	12,341	0.00%	3.36%	5/1/2012
Value Series - Initial Class (MVFIC)
2015	0.00%	373,926	22.320345	8,346,157	2.39%	-0.74%
2014	0.00%	319,923	22.485985	7,193,784	1.52%	10.51%
2013	0.00%	296,423	20.347506	6,031,469	1.24%	35.89%
2012	0.00%	272,740	14.973911	4,083,984	1.64%	16.26%
2011	0.00%	248,200	12.879603	3,196,717	1.59%	-0.30%
Variable Insurance Trust II - MFS International Value Portfolio - Service Class (MVIVSC)
2015	0.00%	5,792	16.945121	98,146	1.75%	6.32%
2014	0.00%	6,208	15.937876	98,942	1.78%	1.13%
2013	0.00%	6,987	15.759367	110,111	1.32%	27.63%
2012	0.00%	9,913	12.347395	122,400	1.33%	15.93%
2011	0.00%	11,163	10.650622	118,893	1.42%	-1.78%

NW VL SEPARATE ACCOUNT G NOTES TO FINANCIAL STATEMENTS December 31, 2015

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***	Inception Date****
Core Plus Fixed Income Portfolio - Class I (MSVFI)
2015	0.00%	8,541	$14.825654	$126,626	3.26%	-0.65%
2014	0.00%	11,035	14.922788	164,673	2.42%	7.85%
2013	0.00%	5,818	13.836004	80,498	4.51%	-0.32%
2012	0.00%	8,744	13.879990	121,367	4.79%	9.44%
2011	0.00%	8,174	12.682719	103,669	3.80%	5.65%
NVIT Investor Destinations Managed Growth and Income Class I (IDPGI)
2015	0.00%	56,277	9.880365	556,037	2.27%	-3.10%
2014	0.00%	29,188	10.196266	297,609	5.99%	1.96%	5/1/2014
NVIT Investor Destinations Managed Growth Class I (IDPG)
2015	0.00%	78,407	9.768489	765,918	2.76%	-3.71%
2014	0.00%	19,029	10.145001	193,049	1.89%	1.45%	5/1/2014
NVIT Cardinal Managed Growth and Income Class I (NCPGI)
2015	0.00%	68,405	9.750948	667,014	4.05%	-4.03%
2014	0.00%	6,762	10.160186	68,703	5.82%	1.60%	5/1/2014
NVIT Cardinal Managed Growth Class I (NCPG)
2015	0.00%	175,464	9.617936	1,687,602	2.41%	-4.62%
2014	0.00%	59,412	10.083558	599,084	5.69%	0.84%	5/1/2014
NVIT Bond Index Fund Class I (NVBX)
2015	0.00%	12,550	10.292554	129,172	2.21%	0.14%
2014	0.00%	8,912	10.277970	91,597	3.64%	2.78%	5/1/2014
NVIT International Index Fund Class I (NVIX)
2015	0.00%	83,763	9.110733	763,142	3.49%	-0.96%
2014	0.00%	17,628	9.198938	162,159	3.72%	-8.01%	5/1/2014
American Century NVIT Multi Cap Value Fund - Class I (NVAMV1)
2015	0.00%	114,223	23.497274	2,683,929	2.61%	-4.28%
2014	0.00%	95,149	24.546677	2,335,592	1.98%	13.12%
2013	0.00%	103,650	21.699995	2,249,204	2.02%	31.90%
2012	0.00%	81,965	16.452105	1,348,497	1.02%	14.66%
2011	0.00%	83,852	14.348277	1,203,132	1.58%	0.65%
American Funds NVIT Asset Allocation Fund - Class II (GVAAA2)
2015	0.00%	832,357	16.606784	13,822,773	1.46%	0.98%
2014	0.00%	703,208	16.444935	11,564,210	0.97%	4.99%
2013	0.00%	622,866	15.663250	9,756,106	1.32%	23.28%
2012	0.00%	499,213	12.704984	6,342,493	1.34%	15.72%
2011	0.00%	376,643	10.979437	4,135,328	1.22%	0.93%
American Funds NVIT Bond Fund - Class II (GVABD2)
2015	0.00%	50,805	13.166435	668,921	1.36%	-0.23%
2014	0.00%	51,655	13.196903	681,686	1.26%	4.98%
2013	0.00%	49,442	12.571090	621,540	1.78%	-2.57%
2012	0.00%	65,443	12.903197	844,424	2.29%	4.97%
2011	0.00%	49,036	12.292646	602,782	2.13%	5.72%
American Funds NVIT Global Growth Fund - Class II (GVAGG2)
2015	0.00%	186,042	18.531767	3,447,687	0.67%	6.54%
2014	0.00%	161,115	17.393687	2,802,384	0.77%	1.84%
2013	0.00%	140,319	17.080144	2,396,669	0.41%	28.64%
2012	0.00%	106,090	13.277399	1,408,599	0.87%	22.09%
2011	0.00%	90,535	10.875437	984,608	0.85%	-9.31%
American Funds NVIT Growth Fund - Class II (GVAGR2)
2015	0.00%	270,453	17.702463	4,787,684	0.63%	6.43%
2014	0.00%	334,321	16.633406	5,560,897	0.50%	8.07%
2013	0.00%	228,533	15.391784	3,517,531	0.33%	29.61%
2012	0.00%	199,583	11.875465	2,370,141	0.23%	17.40%
2011	0.00%	185,580	10.115272	1,877,192	0.27%	-4.69%

NW VL SEPARATE ACCOUNT G NOTES TO FINANCIAL STATEMENTS December 31, 2015

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***	Inception Date****
American Funds NVIT Growth-Income Fund - Class II (GVAGI2)
2015	0.00%	124,161	$15.067505	$1,870,796	0.88%	1.09%
2014	0.00%	132,583	14.905501	1,976,216	0.81%	10.23%
2013	0.00%	124,701	13.522509	1,686,270	1.05%	32.97%
2012	0.00%	121,360	10.169772	1,234,204	1.07%	17.06%
2011	0.00%	126,457	8.687464	1,098,591	0.91%	-2.24%
Federated NVIT High Income Bond Fund - Class I (HIBF)
2015	0.00%	169,848	17.756355	3,015,881	5.24%	-2.61%
2014	0.00%	180,468	18.231638	3,290,227	3.69%	2.55%
NVIT Emerging Markets Fund - Class I (GEM)
2015	0.00%	845,611	8.185764	6,921,972	0.90%	-15.99%
2014	0.00%	687,395	9.744361	6,698,225	0.86%	-2.56%	4/25/2014
NVIT International Equity Fund - Class I (GIG)
2015	0.00%	91,636	9.471793	867,957	0.58%	-3.06%
2014	0.00%	60,895	9.770424	594,970	1.76%	-2.30%	4/25/2014
Variable Insurance Trust: NVIT International Equity Fund - Class VI (NVIE6)
2015	0.00%	16,960	9.438443	160,076	0.26%	-3.22%
2014	0.00%	19,755	9.752483	192,660	3.81%	-0.72%
2013	0.00%	22,404	9.823149	220,078	0.53%	17.56%
2012	0.00%	24,963	8.355696	208,583	0.49%	15.23%
2011	0.00%	36,549	7.251572	265,038	1.00%	-10.00%
Neuberger Berman NVIT Multi Cap Opportunities Fund - Class I (NVNMO1)
2015	0.00%	43,686	14.364226	627,516	0.74%	-1.08%
2014	0.00%	49,965	14.520984	725,541	0.90%	6.60%
2013	0.00%	55,708	13.621982	758,853	1.29%	43.82%
2012	0.00%	30,879	9.471654	292,475	1.38%	16.94%
2011	0.00%	39,183	8.099461	317,361	0.61%	-11.62%
Neuberger Berman NVIT Socially Responsible Fund - Class II (NVNSR2)
2015	0.00%	83,771	16.458264	1,378,725	0.75%	-0.42%
2014	0.00%	108,030	16.527416	1,785,457	0.84%	10.51%
2013	0.00%	149,145	14.955658	2,230,562	0.81%	38.55%
2012	0.00%	110,101	10.794308	1,188,464	1.10%	11.38%
2011	0.00%	118,184	9.691118	1,145,335	0.62%	-3.27%
NVIT Cardinal Aggressive Fund - Class I (NVCRA1)
2015	0.00%	663,184	13.867876	9,196,953	2.84%	-1.58%
2014	0.00%	553,360	14.089818	7,796,742	2.25%	4.48%
2013	0.00%	468,988	13.486224	6,324,877	1.51%	29.65%
2012	0.00%	321,867	10.402170	3,348,115	1.14%	16.22%
2011	0.00%	277,401	8.950086	2,482,763	2.08%	-6.19%
NVIT Cardinal Balanced Fund - Class I (NVCRB1)
2015	0.00%	414,917	13.800315	5,725,985	2.76%	-1.05%
2014	0.00%	403,592	13.947302	5,629,020	2.62%	4.46%
2013	0.00%	330,447	13.351426	4,411,939	1.83%	14.72%
2012	0.00%	304,016	11.638522	3,538,297	1.70%	11.24%
2011	0.00%	255,651	10.462826	2,674,832	2.61%	-1.26%
NVIT Cardinal Capital Appreciation Fund - Class I (NVCCA1)
2015	0.00%	720,719	14.021191	10,105,339	3.26%	-1.15%
2014	0.00%	623,239	14.183683	8,839,824	2.67%	4.70%
2013	0.00%	573,117	13.546578	7,763,774	1.77%	21.44%
2012	0.00%	483,015	11.154725	5,387,899	1.55%	13.74%
2011	0.00%	392,818	9.807509	3,852,566	2.27%	-3.37%

NW VL SEPARATE ACCOUNT G NOTES TO FINANCIAL STATEMENTS December 31, 2015

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***	Inception Date****
NVIT Cardinal Conservative Fund - Class I (NVCCN1)
2015	0.00%	153,734	$13.034982	$2,003,920	2.14%	-0.65%
2014	0.00%	152,786	13.120260	2,004,592	2.58%	3.42%
2013	0.00%	113,279	12.686282	1,437,089	1.92%	5.03%
2012	0.00%	113,944	12.078891	1,376,317	1.94%	7.58%
2011	0.00%	91,097	11.227964	1,022,834	2.80%	1.50%
NVIT Cardinal Moderate Fund - Class I (NVCMD1)
2015	0.00%	1,193,350	13.935133	16,629,491	3.01%	-0.98%
2014	0.00%	1,116,884	14.072360	15,717,194	2.62%	4.66%
2013	0.00%	964,838	13.446120	12,973,328	1.86%	17.98%
2012	0.00%	804,383	11.397169	9,167,689	1.62%	12.45%
2011	0.00%	536,603	10.135390	5,438,681	2.36%	-2.25%
NVIT Cardinal Moderately Aggressive Fund - Class I (NVCMA1)
2015	0.00%	1,765,490	13.921442	24,578,167	3.26%	-1.43%
2014	0.00%	1,517,067	14.122912	21,425,404	2.75%	4.66%
2013	0.00%	1,263,113	13.494322	17,044,854	1.73%	24.35%
2012	0.00%	1,054,488	10.851463	11,442,738	1.49%	14.67%
2011	0.00%	775,811	9.463303	7,341,735	2.43%	-4.57%
NVIT Cardinal Moderately Conservative Fund - Class I (NVCMC1)
2015	0.00%	178,028	13.598100	2,420,843	2.47%	-0.88%
2014	0.00%	188,769	13.718708	2,589,667	2.63%	4.17%
2013	0.00%	157,199	13.169178	2,070,182	1.79%	11.33%
2012	0.00%	162,544	11.828808	1,922,702	2.11%	10.13%
2011	0.00%	85,823	10.740467	921,779	2.81%	-0.28%
NVIT Core Bond Fund - Class I (NVCBD1)
2015	0.00%	100,369	13.609836	1,366,006	2.90%	-0.72%
2014	0.00%	112,469	13.708553	1,541,787	3.02%	5.06%
2013	0.00%	99,762	13.048920	1,301,786	2.59%	-1.91%
2012	0.00%	101,747	13.303193	1,353,560	3.05%	7.75%
2011	0.00%	96,917	12.345910	1,196,529	3.23%	6.59%
NVIT Core Plus Bond Fund - Class I (NVLCP1)
2015	0.00%	187,063	14.773963	2,763,662	2.36%	-0.32%
2014	0.00%	100,994	14.821038	1,496,836	2.97%	5.09%
2013	0.00%	26,464	14.103213	373,227	2.21%	-1.77%
2012	0.00%	21,844	14.357681	313,629	2.17%	7.38%
2011	0.00%	26,251	13.370773	350,996	2.65%	6.37%
NVIT Nationwide Fund - Class I (TRF)
2015	0.00%	40,876	19.020671	777,489	1.19%	0.94%
2014	0.00%	43,756	18.844374	824,554	1.16%	12.15%
2013	0.00%	45,891	16.803167	771,114	1.37%	31.10%
2012	0.00%	47,398	12.816934	607,497	1.44%	14.21%
2011	0.00%	52,433	11.221824	588,394	1.09%	0.53%
NVIT Government Bond Fund - Class I (GBF)
2015	0.00%	118,355	14.631660	1,731,730	1.90%	-0.11%
2014	0.00%	91,498	14.647567	1,340,223	1.96%	4.57%
2013	0.00%	97,820	14.007566	1,370,220	2.02%	-4.06%
2012	0.00%	105,154	14.599621	1,535,209	2.42%	3.06%
2011	0.00%	103,949	14.166560	1,472,600	2.84%	7.25%
American Century NVIT Growth Fund - Class I (CAF)
2015	0.00%	104,079	15.814085	1,645,914	0.34%	4.67%
2014	0.00%	106,354	15.108791	1,606,880	0.40%	11.33%
2013	0.00%	58,806	13.571249	798,071	0.78%	29.74%
2012	0.00%	24,108	10.460376	252,179	1.28%	14.02%
2011	0.00%	1,858	9.174041	17,045	0.62%	-8.26%	5/2/2011

NW VL SEPARATE ACCOUNT G NOTES TO FINANCIAL STATEMENTS December 31, 2015

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***	Inception Date****
NVIT International Index Fund - Class II (GVIX2)
2015	0.00%	202,246	$9.215814	$1,863,862	1.71%	-1.26%
2014	0.00%	311,118	9.333223	2,903,734	1.80%	-6.67%	4/25/2014
NVIT Investor Destinations Aggressive Fund - Class II (GVIDA)
2015	0.00%	142,983	18.495018	2,644,473	1.22%	-1.00%
2014	0.00%	181,101	18.681442	3,383,228	1.58%	4.99%
2013	0.00%	222,191	17.794323	3,953,738	1.71%	27.25%
2012	0.00%	234,319	13.984122	3,276,745	1.51%	15.90%
2011	0.00%	249,362	12.065374	3,008,646	1.83%	-3.93%
NVIT Investor Destinations Balanced Fund - Class II (NVDBL2)
2015	0.00%	45,409	16.704200	758,521	1.59%	-0.17%
2014	0.00%	51,025	16.733256	853,814	1.66%	4.59%
2013	0.00%	55,874	15.999643	893,964	1.62%	13.42%
2012	0.00%	63,297	14.106085	892,873	1.49%	9.39%
2011	0.00%	75,561	12.895684	974,411	2.16%	0.88%
NVIT Investor Destinations Capital Appreciation Fund - Class II (NVDCA2)
2015	0.00%	111,376	19.013052	2,117,598	1.54%	-0.53%
2014	0.00%	116,249	19.114689	2,222,063	1.70%	5.21%
2013	0.00%	122,047	18.167791	2,217,324	1.73%	19.49%
2012	0.00%	128,494	15.203946	1,953,616	1.71%	12.25%
2011	0.00%	118,997	13.544740	1,611,783	2.02%	-0.94%
NVIT Investor Destinations Conservative Fund - Class II (GVIDC)
2015	0.00%	58,187	14.874402	865,497	1.61%	0.26%
2014	0.00%	67,500	14.835107	1,001,370	1.71%	3.89%
2013	0.00%	81,059	14.279591	1,157,489	1.46%	4.83%
2012	0.00%	119,779	13.621440	1,631,562	1.63%	5.18%
2011	0.00%	124,507	12.951126	1,612,506	2.43%	2.93%
NVIT Investor Destinations Moderate Fund - Class II (GVIDM)
2015	0.00%	326,411	17.233175	5,625,098	1.36%	-0.33%
2014	0.00%	460,842	17.291036	7,968,436	1.66%	5.18%
2013	0.00%	511,799	16.439292	8,413,613	1.66%	16.63%
2012	0.00%	568,566	14.095613	8,014,286	1.50%	10.81%
2011	0.00%	739,675	12.720302	9,408,889	2.16%	-0.04%
NVIT Investor Destinations Moderately Aggressive Fund - Class II (GVDMA)
2015	0.00%	569,800	18.095909	10,311,049	1.42%	-0.73%
2014	0.00%	638,050	18.228907	11,630,954	1.61%	4.96%
2013	0.00%	756,842	17.367971	13,144,810	1.58%	22.38%
2012	0.00%	892,730	14.192188	12,669,792	1.55%	13.76%
2011	0.00%	987,577	12.475556	12,320,572	2.05%	-2.13%
NVIT Investor Destinations Moderately Conservative Fund - Class II (GVDMC)
2015	0.00%	46,837	16.262795	761,701	1.30%	-0.03%
2014	0.00%	60,141	16.267765	978,360	1.79%	4.74%
2013	0.00%	64,057	15.531667	994,912	1.73%	10.49%
2012	0.00%	64,118	14.056477	901,273	1.61%	8.04%
2011	0.00%	65,530	13.010443	852,574	2.38%	2.06%
NVIT Mid Cap Index Fund - Class I (MCIF)
2015	0.00%	167,843	24.214518	4,064,237	0.94%	-2.53%
2014	0.00%	199,670	24.844092	4,960,620	1.25%	9.42%
2013	0.00%	143,174	22.705167	3,250,790	1.33%	33.05%
2012	0.00%	96,235	17.065485	1,642,297	1.42%	17.47%
2011	0.00%	52,240	14.527168	758,899	0.81%	-2.54%

NW VL SEPARATE ACCOUNT G NOTES TO FINANCIAL STATEMENTS December 31, 2015

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***	Inception Date****
NVIT Money Market Fund - Class I (SAM)
2015	0.00%	194,977	$11.482073	$2,238,740	0.00%
2014	0.00%	215,876	11.482073	2,478,704	0.00%
2013	0.00%	347,049	11.482073	3,984,842	0.00%
2012	0.00%	442,103	11.482073	5,076,259	0.00%
2011	0.00%	968,748	11.482073	11,123,235	0.00%	0.00%
NVIT Money Market Fund - Class V (SAM5)
2015	0.00%	2,328,978	10.000000	23,289,780	0.00%
2014	0.00%	712,040	10.000000	7,120,400	0.00%
2013	0.00%	783,055	10.000000	7,830,550	0.00%
2012	0.00%	379,267	10.000000	3,792,670	0.00%		4/30/2012
NVIT Multi-Manager International Growth Fund - Class I (NVMIG1)
2015	0.00%	159,225	9.747456	1,552,039	0.74%	-0.49%
2014	0.00%	142,155	9.795541	1,392,485	1.06%	-2.04%	4/25/2014
NVIT Multi-Manager International Value Fund - Class I (GVDIVI)
2015	0.00%	118,791	8.641698	1,026,556	1.32%	-5.12%
2014	0.00%	134,160	9.107879	1,221,913	1.81%	-8.92%	4/25/2014
NVIT Multi-Manager Large Cap Growth Fund - Class I (NVMLG1)
2015	0.00%	164,069	16.589334	2,721,795	0.49%	3.43%
2014	0.00%	155,659	16.038508	2,496,538	0.54%	10.44%
2013	0.00%	138,170	14.522943	2,006,635	0.78%	34.74%
2012	0.00%	129,471	10.778503	1,395,504	0.53%	16.35%
2011	0.00%	121,747	9.263525	1,127,806	0.01%	-2.91%
NVIT Multi-Manager Large Cap Value Fund - Class I (NVMLV1)
2015	0.00%	92,428	14.746982	1,363,034	1.32%	-3.15%
2014	0.00%	81,975	15.226743	1,248,212	1.48%	10.52%
2013	0.00%	55,946	13.777622	770,803	1.62%	35.44%
2012	0.00%	39,748	10.172659	404,343	1.52%	17.81%
2011	0.00%	33,449	8.634796	288,825	1.18%	-5.83%
NVIT Multi-Manager Mid Cap Growth Fund - Class I (NVMMG1)
2015	0.00%	186,375	16.073975	2,995,787	0.00%	-0.18%
2014	0.00%	134,418	16.103721	2,164,630	0.00%	4.04%
2013	0.00%	126,740	15.479098	1,961,821	0.00%	38.94%
2012	0.00%	123,232	11.140525	1,372,869	0.00%	14.90%
2011	0.00%	139,190	9.695515	1,349,519	0.00%	-4.23%
NVIT Multi-Manager Mid Cap Value Fund - Class I (NVMMV1)
2015	0.00%	89,385	16.430992	1,468,684	1.80%	-2.75%
2014	0.00%	38,643	16.895778	652,904	2.46%	17.15%
2013	0.00%	12,836	14.422090	185,122	1.92%	35.85%
2012	0.00%	4,577	10.616129	48,590	1.98%	6.16%	4/30/2012
NVIT Multi-Manager Mid Cap Value Fund - Class II (NVMMV2)
2015	0.00%	31,127	18.482716	575,312	1.15%	-2.89%
2014	0.00%	33,147	19.031857	630,849	1.36%	17.02%
2013	0.00%	36,573	16.263836	594,817	1.29%	35.68%
2012	0.00%	32,170	11.987208	385,628	1.10%	16.35%
2011	0.00%	36,583	10.303092	376,918	0.75%	-2.32%
NVIT Multi-Manager Small Cap Growth Fund - Class I (SCGF)
2015	0.00%	63,883	18.356233	1,172,651	0.00%	0.76%
2014	0.00%	61,051	18.218436	1,112,254	0.00%	2.81%
2013	0.00%	48,365	17.720192	857,037	0.00%	44.29%
2012	0.00%	41,439	12.281082	508,916	0.00%	13.44%
2011	0.00%	36,260	10.826282	392,561	0.00%	-0.65%

NW VL SEPARATE ACCOUNT G NOTES TO FINANCIAL STATEMENTS December 31, 2015

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***	Inception Date****
NVIT Multi-Manager Small Cap Value Fund - Class I (SCVF)
2015	0.00%	64,145	$20.636022	$1,323,698	0.81%	-6.02%
2014	0.00%	47,076	21.958373	1,033,712	0.54%	7.02%
2013	0.00%	48,920	20.517613	1,003,722	0.93%	40.40%
2012	0.00%	34,047	14.613759	497,555	0.87%	20.44%
2011	0.00%	32,583	12.133163	395,335	0.38%	-5.07%
NVIT Multi-Manager Small Company Fund - Class I (SCF)
2015	0.00%	76,956	20.941942	1,611,608	0.40%	-1.63%
2014	0.00%	70,495	21.290028	1,500,841	0.18%	0.82%
2013	0.00%	62,947	21.117835	1,329,304	0.14%	40.91%
2012	0.00%	51,451	14.987211	771,107	0.17%	15.50%
2011	0.00%	49,239	12.975667	638,909	0.52%	-5.56%
NVIT Multi-Sector Bond Fund - Class I (MSBF)
2015	0.00%	65,448	15.083020	987,153	1.97%	-2.89%
2014	0.00%	64,007	15.531903	994,151	3.18%	3.88%
2013	0.00%	58,991	14.951255	881,989	3.32%	-1.12%
2012	0.00%	61,728	15.121246	933,404	2.63%	12.25%
2011	0.00%	63,928	13.471066	861,178	4.42%	5.55%
NVIT Short Term Bond Fund - Class I (NVSTB1)
2015	0.00%	20,912	10.289217	215,168	1.57%	-0.08%
2014	0.00%	32,592	10.297809	335,626	1.31%	0.77%
2013	0.00%	14,974	10.219266	153,023	1.38%	0.33%
2012	0.00%	2,597	10.185501	26,452	0.61%	1.86%	5/1/2012
NVIT Short Term Bond Fund - Class II (NVSTB2)
2015	0.00%	5,650	11.468229	64,795	1.64%	-0.34%
2014	0.00%	5,939	11.507465	68,343	0.66%	0.49%
2013	0.00%	10,369	11.450912	118,735	1.03%	0.11%
2012	0.00%	11,270	11.438838	128,916	1.26%	3.52%
2011	0.00%	11,114	11.049485	122,804	1.65%	1.30%
NVIT Large Cap Growth Fund - Class I (NVOLG1)
2015	0.00%	234,159	25.770856	6,034,478	0.65%	5.09%
2014	0.00%	236,973	24.521987	5,811,049	0.77%	8.80%
2013	0.00%	206,369	22.538634	4,651,275	0.81%	36.70%
2012	0.00%	212,351	16.487341	3,501,103	0.73%	18.68%
2011	0.00%	221,993	13.891692	3,083,858	0.69%	-2.23%
NVIT Investor Destinations Aggressive Fund - Class P (NVIDAP)
2015	0.00%	589,540	13.926276	8,210,097	1.83%	-0.79%
2014	0.00%	430,299	14.036700	6,039,978	2.38%	5.13%
2013	0.00%	197,326	13.351127	2,634,524	2.70%	27.39%
2012	0.00%	68,585	10.480208	718,785	2.85%	4.80%	5/1/2012
NVIT Investor Destinations Balanced Fund - Class P (NVDBLP)
2015	0.00%	311,255	12.274233	3,820,416	2.08%	-0.01%
2014	0.00%	239,612	12.275419	2,941,338	2.05%	4.69%
2013	0.00%	338,593	11.725179	3,970,064	2.49%	13.63%
2012	0.00%	82,747	10.318307	853,809	3.03%	3.18%	5/1/2012
NVIT Investor Destinations Capital Appreciation Fund - Class P (NVDCAP)
2015	0.00%	317,253	13.055720	4,141,966	2.07%	-0.39%
2014	0.00%	229,581	13.107129	3,009,148	2.31%	5.36%
2013	0.00%	144,799	12.440331	1,801,347	2.50%	19.69%
2012	0.00%	67,377	10.393923	700,311	2.06%	3.94%	5/1/2012

NW VL SEPARATE ACCOUNT G NOTES TO FINANCIAL STATEMENTS December 31, 2015

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***	Inception Date****
NVIT Investor Destinations Conservative Fund - Class P (NVIDCP)
2015	0.00%	175,450	$11.219018	$1,968,377	2.13%	0.45%
2014	0.00%	153,730	11.168880	1,716,992	2.26%	4.08%
2013	0.00%	109,569	10.731007	1,175,786	2.47%	4.96%
2012	0.00%	71,938	10.223989	735,493	2.71%	2.24%	5/1/2012
NVIT Investor Destinations Moderate Fund - Class P (NVIDMP)
2015	0.00%	900,350	12.711498	11,444,797	1.87%	-0.15%
2014	0.00%	955,139	12.731181	12,160,047	2.17%	5.31%
2013	0.00%	680,674	12.089743	8,229,174	2.19%	16.78%
2012	0.00%	493,352	10.352458	5,107,406	2.43%	3.52%	5/1/2012
NVIT Investor Destinations Moderately Aggressive Fund - Class P (NVDMAP)
2015	0.00%	2,194,792	13.371484	29,347,626	1.96%	-0.59%
2014	0.00%	1,619,407	13.450530	21,781,882	2.23%	5.11%
2013	0.00%	1,028,463	12.797031	13,161,273	2.81%	22.56%
2012	0.00%	479,702	10.441771	5,008,938	3.48%	4.42%	5/1/2012
NVIT Investor Destinations Moderately Conservative Fund - Class P (NVDMCP)
2015	0.00%	88,141	11.954729	1,053,702	2.08%	0.16%
2014	0.00%	74,587	11.935618	890,242	2.69%	4.88%
2013	0.00%	33,484	11.380678	381,071	2.62%	10.68%
2012	0.00%	14,656	10.282822	150,705	2.68%	2.83%	5/1/2012
Templeton NVIT International Value Fund - Class III (NVTIV3)
2015	0.00%	52,105	15.385758	801,675	1.85%	-3.90%
2014	0.00%	51,746	16.010507	828,480	3.69%	-8.15%
2013	0.00%	51,705	17.430436	901,241	1.95%	20.09%
2012	0.00%	51,280	14.513999	744,278	2.53%	19.56%
2011	0.00%	51,221	12.139096	621,777	2.61%	-12.43%
Invesco NVIT Comstock Value Fund - Class I (EIF)
2015	0.00%	86,860	18.133284	1,575,057	1.62%	-6.30%
2014	0.00%	82,984	19.352166	1,605,920	1.87%	9.17%
2013	0.00%	65,274	17.726903	1,157,106	0.00%	35.64%
2012	0.00%	64,080	13.069162	837,472	1.28%	18.46%
2011	0.00%	66,544	11.032149	734,123	1.34%	-2.32%
NVIT Real Estate Fund - Class I (NVRE1)
2015	0.00%	581,175	14.907394	8,663,805	2.94%	-5.36%
2014	0.00%	497,732	15.751218	7,839,885	3.25%	28.88%
2013	0.00%	438,421	12.221280	5,358,066	1.73%	3.05%
2012	0.00%	324,894	11.860098	3,853,275	1.14%	15.79%
2011	0.00%	291,930	10.243095	2,990,267	0.92%	6.50%
Loring Ward NVIT Capital Appreciation Fund - Class P (NVLCAP)
2015	0.00%	11,510	11.467939	131,996	4.05%	-3.00%
2014	0.00%	2,410	11.822850	28,493	2.57%	3.34%
2013	0.00%	1,092	11.440971	12,494	2.26%	14.41%	5/1/2013
Loring Ward NVIT Moderate Fund - Class P (NVLMP)
2015	0.00%	64,488	11.290958	728,131	2.23%	-1.70%
2014	0.00%	50,922	11.485747	584,877	4.29%	2.09%
2013	0.00%	821	11.250907	9,237	5.22%	12.51%	5/1/2013
NVIT Small Cap Index Fund Class II (NVSIX2)
2015	0.00%	199,927	12.609932	2,521,066	1.51%	-4.88%
2014	0.00%	89,884	13.257084	1,191,600	1.19%	4.55%
2013	0.00%	36,792	12.679935	466,520	2.64%	26.80%	5/1/2013
NVIT S&P 500 Index Fund Class I (GVEX1)
2015	0.00%	819,523	13.573434	11,123,741	2.51%	1.16%
2014	0.00%	384,476	13.417375	5,158,659	2.94%	13.36%
2013	0.00%	137,283	11.835951	1,624,875	4.33%	18.36%	5/1/2013

NW VL SEPARATE ACCOUNT G NOTES TO FINANCIAL STATEMENTS December 31, 2015

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***	Inception Date****
TOPS Managed Risk Balanced ETF Portfolio - Class 3 (NOTB3)
2015	0.00%	68,339	$10.152985	$693,845	1.23%	-4.54%
2014	0.00%	49,812	10.635520	529,777	1.10%	3.00%
2013	0.00%	24,676	10.326215	254,810	1.18%	3.26%	5/1/2013
TOPS Managed Risk Growth ETF Portfolio - Class 3 (NOTG3)
2015	0.00%	149,849	10.023456	1,502,005	1.54%	-9.22%
2014	0.00%	66,382	11.041111	732,931	1.64%	1.18%
2013	0.00%	4,285	10.911941	46,758	0.56%	9.12%	5/1/2013
TOPS Managed Risk Moderate Growth ETF Portfolio - Class 3 (NOTMG3)
2015	0.00%	47,282	10.243457	484,331	1.29%	-6.46%
2014	0.00%	39,788	10.951171	435,725	1.43%	2.75%
2013	0.00%	12,476	10.658086	132,970	1.11%	6.58%	5/1/2013
VPS Small/Mid Cap Value Portfolio - Class A (ALVSVA)
2015	0.00%	175,052	17.598923	3,080,727	0.78%	-5.49%
2014	0.00%	161,166	18.620345	3,000,967	0.71%	9.20%
2013	0.00%	130,573	17.051891	2,226,517	0.65%	38.06%
2012	0.00%	101,925	12.351287	1,258,905	0.55%	18.75%
2011	0.00%	90,310	10.401302	939,342	0.46%	-8.39%
VP Inflation Protection Fund - Class II (ACVIP2)
2015	0.00%	35,402	14.251870	504,545	2.06%	-2.47%
2014	0.00%	42,382	14.612465	619,305	1.27%	3.30%
2013	0.00%	48,973	14.145691	692,757	1.65%	-8.48%
2012	0.00%	65,923	15.456223	1,018,921	2.37%	7.39%
2011	0.00%	67,889	14.393172	977,138	3.78%	11.74%
VP Mid Cap Value Fund - Class I (ACVMV1)
2015	0.00%	118,610	26.907721	3,191,525	1.65%	-1.43%
2014	0.00%	103,996	27.298795	2,838,965	1.18%	16.42%
2013	0.00%	103,011	23.448028	2,415,405	1.22%	30.11%
2012	0.00%	105,555	18.021035	1,902,210	2.04%	16.33%
2011	0.00%	98,933	15.491583	1,532,629	1.36%	-0.69%
Small Cap Stock Index Portfolio - Service Shares (DVSCS)
2015	0.00%	207,752	22.998606	4,778,006	0.72%	-2.33%
2014	0.00%	192,081	23.547077	4,522,946	0.56%	5.12%
2013	0.00%	175,641	22.399858	3,934,333	0.98%	40.71%
2012	0.00%	148,982	15.918768	2,371,610	0.39%	15.74%
2011	0.00%	104,318	13.753744	1,434,763	0.54%	0.56%
Appreciation Portfolio - Initial Shares (DCAP)
2015	0.00%	64,238	20.021231	1,286,124	1.71%	-2.47%
2014	0.00%	70,791	20.527931	1,453,193	1.86%	8.09%
2013	0.00%	71,016	18.991242	1,348,682	1.98%	21.10%
2012	0.00%	64,464	15.681894	1,010,918	3.54%	10.43%
2011	0.00%	33,998	14.200755	482,797	1.31%	9.01%
Quality Bond Fund II - Primary Shares (FQB)
2015	0.00%	11,707	15.799406	184,964	3.78%	-0.24%
2014	0.00%	11,590	15.837964	183,562	2.98%	3.79%
2013	0.00%	5,666	15.259177	86,458	3.82%	1.03%
2012	0.00%	3,990	15.102866	60,260	3.95%	9.72%
2011	0.00%	4,486	13.764662	61,748	5.84%	2.27%
VIP Energy Portfolio - Service Class 2 (FNRS2)
2015	0.00%	396,711	15.682940	6,221,595	1.01%	-20.75%
2014	0.00%	334,708	19.788975	6,623,528	0.76%	-12.76%
2013	0.00%	255,548	22.684649	5,797,017	0.80%	24.15%
2012	0.00%	209,550	18.272664	3,829,037	0.90%	4.73%
2011	0.00%	155,382	17.446617	2,710,890	1.00%	-5.20%

NW VL SEPARATE ACCOUNT G NOTES TO FINANCIAL STATEMENTS December 31, 2015

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***	Inception Date****
VIP Equity-Income Portfolio - Service Class (FEIS)
2015	0.00%	283,135	$17.655691	$4,998,944	3.15%	-4.09%
2014	0.00%	274,895	18.408272	5,060,342	3.05%	8.65%
2013	0.00%	238,428	16.943247	4,039,744	2.67%	28.01%
2012	0.00%	207,000	13.235742	2,739,799	3.61%	17.19%
2011	0.00%	140,019	11.294505	1,581,445	2.72%	0.86%
VIP Freedom Fund 2010 Portfolio - Service Class (FF10S)
2015	0.00%	69,215	17.755390	1,228,939	1.66%	-0.31%
2014	0.00%	74,734	17.810892	1,331,079	1.58%	4.35%
2013	0.00%	60,427	17.068509	1,031,399	1.61%	13.39%
2012	0.00%	45,496	15.052634	684,835	2.25%	11.69%
2011	0.00%	29,950	13.477731	403,658	2.38%	-0.28%
VIP Freedom Fund 2020 Portfolio - Service Class (FF20S)
2015	0.00%	154,944	18.391642	2,849,675	1.90%	-0.37%
2014	0.00%	132,142	18.459232	2,439,240	1.65%	4.66%
2013	0.00%	125,691	17.636606	2,216,763	1.93%	15.95%
2012	0.00%	104,144	15.209948	1,584,025	2.10%	13.19%
2011	0.00%	79,227	13.437783	1,064,635	2.17%	-1.12%
VIP Freedom Fund 2030 Portfolio - Service Class (FF30S)
2015	0.00%	305,546	19.200517	5,866,641	1.63%	-0.34%
2014	0.00%	309,117	19.265178	5,955,194	1.54%	4.86%
2013	0.00%	283,709	18.372029	5,212,310	1.64%	21.50%
2012	0.00%	284,545	15.121452	4,302,734	2.24%	15.48%
2011	0.00%	233,843	13.094199	3,061,987	2.18%	-2.70%
VIP Growth Portfolio - Service Class (FGS)
2015	0.00%	391,292	22.750383	8,902,043	0.19%	7.05%
2014	0.00%	260,884	21.251601	5,544,203	0.11%	11.19%
2013	0.00%	187,989	19.113196	3,593,071	0.21%	36.20%
2012	0.00%	166,338	14.032884	2,334,202	0.50%	14.54%
2011	0.00%	167,714	12.250993	2,054,663	0.29%	0.14%
VIP Investment Grade Bond Portfolio - Service Class (FIGBS)
2015	0.00%	271,116	15.580835	4,224,214	2.53%	-0.71%
2014	0.00%	261,925	15.691555	4,110,011	2.34%	5.75%
2013	0.00%	274,240	14.837811	4,069,121	2.31%	-1.89%
2012	0.00%	233,628	15.123559	3,533,287	2.56%	5.77%
2011	0.00%	185,083	14.298667	2,646,440	3.31%	7.21%
VIP Mid Cap Portfolio - Service Class (FMCS)
2015	0.00%	306,191	24.919442	7,630,109	0.40%	-1.50%
2014	0.00%	300,104	25.298801	7,592,271	0.17%	6.20%
2013	0.00%	275,346	23.822626	6,559,465	0.43%	36.06%
2012	0.00%	264,029	17.508699	4,622,804	0.55%	14.75%
2011	0.00%	250,328	15.258073	3,819,523	0.16%	-10.72%
VIP Overseas Portfolio - Service Class (FOS)
2015	0.00%	311,161	9.455787	2,942,272	1.63%	-5.44%	4/30/2015
VIP Value Strategies Portfolio - Service Class (FVSS)
2015	0.00%	782	20.070101	15,695	0.70%	-3.05%
2014	0.00%	1,242	20.702453	25,712	0.98%	6.69%
2013	0.00%	1,183	19.403838	22,955	0.87%	30.44%
2012	0.00%	1,114	14.875151	16,571	0.47%	27.10%
2011	0.00%	1,453	11.703406	17,005	0.91%	-8.85%

NW VL SEPARATE ACCOUNT G NOTES TO FINANCIAL STATEMENTS December 31, 2015

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***	Inception Date****
Franklin Income Securities Fund - Class 2 (FTVIS2)
2015	0.00%	43,229	$15.982130	$690,891	4.69%	-7.05%
2014	0.00%	48,719	17.195058	837,726	4.99%	4.62%
2013	0.00%	54,549	16.436367	896,587	6.44%	13.94%
2012	0.00%	63,064	14.425332	909,719	6.34%	12.65%
2011	0.00%	76,362	12.805162	977,828	5.46%	2.38%
Rising Dividends Securities Fund - Class 1 (FTVRDI)
2015	0.00%	3,132	20.443818	64,030	1.81%	-3.42%
2014	0.00%	3,832	21.166833	81,111	1.33%	9.01%
2013	0.00%	3,483	19.418079	67,633	1.85%	30.05%
2012	0.00%	2,903	14.931124	43,345	1.79%	12.18%
2011	0.00%	3,610	13.310500	48,051	1.74%	6.29%
Small Cap Value Securities Fund - Class 1 (FTVSVI)
2015	0.00%	107,498	20.934020	2,250,365	0.93%	-7.18%
2014	0.00%	135,847	22.554204	3,063,921	0.85%	0.88%
2013	0.00%	152,465	22.356784	3,408,627	1.49%	36.50%
2012	0.00%	158,909	16.378036	2,602,617	1.01%	18.75%
2011	0.00%	142,501	13.791811	1,965,347	0.86%	-3.53%
Templeton Developing Markets Securities Fund - Class 2 (FTVDM2)
2015	0.00%	43,295	7.580957	328,218	2.16%	-19.60%
2014	0.00%	50,660	9.429267	477,687	1.57%	-5.71%	4/30/2014
Templeton Foreign Securities Fund - Class 2 (TIF2)
2015	0.00%	51,655	8.167860	421,911	3.35%	-6.49%
2014	0.00%	69,093	8.734905	603,521	2.03%	-12.65%	4/30/2014
Templeton Global Bond Securities Fund - Class 2 (FTVGI2)
2015	0.00%	169,779	9.651615	1,638,642	8.05%	-4.30%
2014	0.00%	193,513	10.085726	1,951,719	5.54%	0.86%	4/30/2014
VIP Founding Funds Allocation Fund - Class 2 (FTVFA2)
2015	0.00%	94,396	12.958538	1,223,234	3.00%	-6.21%
2014	0.00%	100,715	13.816935	1,391,573	2.78%	2.85%
2013	0.00%	103,801	13.434293	1,394,493	11.97%	23.77%
2012	0.00%	110,914	10.854248	1,203,888	2.99%	15.33%
2011	0.00%	135,719	9.411247	1,277,285	0.01%	-1.54%
Short Duration Bond Portfolio - I Class Shares (AMTB)
2015	0.00%	44,126	12.180552	537,479	1.37%	0.18%
2014	0.00%	55,145	12.158206	670,464	1.73%	0.61%
2013	0.00%	74,467	12.084498	899,896	2.43%	0.62%
2012	0.00%	56,081	12.010417	673,556	2.97%	4.61%
2011	0.00%	52,488	11.481642	602,648	3.30%	0.29%
Mid-Cap Growth Portfolio - S Class Shares (AMMCGS)
2015	0.00%	5,594	9.599822	53,701	0.00%	-4.00%	11/4/2015
Socially Responsive Portfolio - I Class Shares (AMSRS)
2015	0.00%	6,205	21.512171	133,483	0.47%	-0.46%
2014	0.00%	8,644	21.612376	186,817	0.39%	10.38%
2013	0.00%	8,706	19.579689	170,461	0.69%	37.60%
2012	0.00%	10,873	14.229173	154,714	0.23%	10.98%
2011	0.00%	10,926	12.821427	140,087	0.32%	-3.08%
Global Securities Fund/VA - Non-Service Shares (OVGS)
2015	0.00%	211,247	15.649831	3,305,980	1.31%	3.94%
2014	0.00%	181,521	15.055995	2,732,979	1.12%	2.29%
International Growth Fund/VA - Non-Service Shares (OVIG)
2015	0.00%	44,698	9.413427	420,761	0.95%	3.43%
2014	0.00%	5,259	9.101050	47,862	0.26%	-8.99%	5/1/2014

NW VL SEPARATE ACCOUNT G NOTES TO FINANCIAL STATEMENTS December 31, 2015

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***	Inception Date****
Main Street Fund(R)/VA - Non-Service Shares (OVGI)
2015	0.00%	81,978	$20.828158	$1,707,451	1.11%	3.33%
2014	0.00%	114,266	20.157263	2,303,290	0.75%	10.70%
2013	0.00%	73,971	18.208403	1,346,894	1.08%	31.77%
2012	0.00%	65,549	13.818055	905,760	0.95%	16.87%
2011	0.00%	66,235	11.823344	783,119	0.87%	-0.01%
Main Street Small- & Mid-Cap Fund(R)/VA - Non-Service Shares (OVSC)
2015	0.00%	70,071	23.431311	1,641,855	0.92%	-5.90%
2014	0.00%	66,904	24.900127	1,665,918	0.84%	11.93%
2013	0.00%	77,262	22.245495	1,718,731	0.97%	41.01%
2012	0.00%	65,423	15.775303	1,032,068	0.58%	17.99%
2011	0.00%	55,965	13.370383	748,273	0.44%	-2.21%
Global Strategic Income Fund/VA: Non-service Shares (OVSB)
2015	0.00%	42,312	10.218354	432,359	5.97%	-2.26%
2014	0.00%	45,104	10.454655	471,547	2.70%	2.84%
2013	0.00%	18,724	10.166070	190,349	4.57%	-0.13%
2012	0.00%	11,313	10.179532	115,161	0.00%	1.80%	10/26/2012
All Asset Portfolio - Administrative Class (PMVAAA)
2015	0.00%	50,255	9.830784	494,046	3.53%	-8.99%
2014	0.00%	43,417	10.801484	468,968	5.66%	0.47%
2013	0.00%	23,803	10.750545	255,895	4.60%	0.27%
2012	0.00%	3,907	10.721257	41,888	5.97%	7.21%	5/1/2012
CommodityRealReturn(R) Strategy Portfolio - Administrative Class (PMVRSA)
2015	0.00%	159,212	5.520425	878,918	2.09%	-25.70%
2014	0.00%	15,319	7.430399	113,826	0.42%	-25.70%	5/1/2014
Foreign Bond Portfolio (Unhedged) - Administrative Class (PMVFBA)
2015	0.00%	60,781	11.992486	728,915	1.51%	-7.08%
2014	0.00%	71,102	12.906565	917,683	2.10%	0.40%
2013	0.00%	73,260	12.854946	941,753	1.79%	-6.47%
2012	0.00%	66,644	13.744711	916,003	5.46%	5.50%
2011	0.00%	62,395	13.028098	812,888	2.01%	8.52%
Low Duration Portfolio - Administrative Class (PMVLDA)
2015	0.00%	292,515	12.575667	3,678,571	3.45%	0.31%
2014	0.00%	311,781	12.536937	3,908,779	1.14%	0.85%
2013	0.00%	261,520	12.431406	3,251,061	1.43%	-0.13%
2012	0.00%	197,839	12.447911	2,462,682	1.88%	5.86%
2011	0.00%	137,574	11.759209	1,617,761	1.68%	1.11%
Total Return Portfolio - Administrative Class (PMVTRA)
2015	0.00%	440,626	11.375314	5,012,259	5.51%	0.44%
2014	0.00%	293,604	11.325989	3,325,356	2.35%	4.27%
2013	0.00%	192,991	10.862084	2,096,284	2.21%	-1.96%
2012	0.00%	100,954	11.078738	1,118,443	2.52%	9.60%
2011	0.00%	34,195	10.108298	345,653	1.64%	1.08%	4/29/2011
VI American Franchise Fund - Series I Shares (ACEG)
2015	0.00%	1,711	15.558361	26,620	0.00%	5.01%
2014	0.00%	2,173	14.816518	32,196	0.04%	8.44%
2013	0.00%	2,173	13.663384	29,691	0.45%	40.14%
2012	0.00%	2,248	9.750071	21,918	0.00%	-2.50%	4/27/2012
VI Mid Cap Core Equity Fund: Series I Shares (AVMCCI)
2015	0.00%	14,921	12.988124	193,796	0.37%	-4.03%
2014	0.00%	12,437	13.533238	168,313	0.04%	4.43%
2013	0.00%	10,303	12.958594	133,512	0.81%	28.81%
2012	0.00%	2,828	10.059945	28,450	0.05%	0.60%	5/1/2012

NW VL SEPARATE ACCOUNT G NOTES TO FINANCIAL STATEMENTS December 31, 2015

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***	Inception Date****
Variable Fund - Multi-Hedge Strategies (RVARS)
2015	0.00%	33,423	$10.654733	$356,113	0.63%	1.85%
2014	0.00%	23,012	10.461335	240,736	0.00%	4.66%
2013	0.00%	11,245	9.995608	112,401	0.00%	-0.04%	5/1/2013
Blue Chip Growth Portfolio - II (TRBCG2)
2011	0.00%	14	13.304880	186	0.00%	1.36%
Health Sciences Fund, Inc. (TRHS)
2012	0.00%	66,964	10.977649	735,107	0.51%	9.78%	5/1/2012
T. Rowe Price Health Sciences Portfolio (TRHSP)
2015	0.00%	410,034	24.616412	10,093,566	0.00%	12.76%
2014	0.00%	306,853	21.830967	6,698,898	0.00%	31.57%
2013	0.00%	176,380	16.593148	2,926,699	0.00%	50.86%
Health Sciences Portfolio - II (TRHS2)
2015	0.00%	53,571	34.165533	1,830,282	0.00%	12.47%
2014	0.00%	53,615	30.377400	1,628,684	0.00%	31.22%
2013	0.00%	55,307	23.149472	1,280,328	0.00%	50.51%
2012	0.00%	46,191	15.380592	710,445	0.00%	31.00%
2011	0.00%	22,768	11.741045	267,320	0.00%	10.39%
VIP Trust Global Hard Assets Fund - Initial Class (VWHA)
2015	0.00%	325,022	5.845163	1,899,807	0.03%	-33.45%
2014	0.00%	247,769	8.782543	2,176,042	0.08%	-19.10%
2013	0.00%	195,493	10.856355	2,122,341	0.63%	10.53%
2012	0.00%	162,561	9.821731	1,596,630	0.66%	-1.78%	4/30/2012
Ivy Funds VIP - Pathfinder Moderately Aggressive - Managed Volatility (WRPMAV)
2015	0.00%	10,519	10.286739	108,206	0.00%	-0.71%
2014	0.00%	680	10.359961	7,045	1.15%	3.60%	5/1/2014
Ivy Funds VIP - Pathfinder Moderate - Managed Volatility (WRPMMV)
2015	0.00%	11,607	10.305661	119,618	0.00%	-0.43%
2014	0.00%	8,102	10.349800	83,854	1.40%	3.50%	5/1/2014
Variable Insurance Portfolios - Asset Strategy (WRASP)
2015	0.00%	883,083	12.449004	10,993,504	0.36%	-8.35%
2014	0.00%	788,389	13.582583	10,708,359	0.47%	-5.26%
2013	0.00%	638,838	14.337359	9,159,250	1.26%	25.13%
2012	0.00%	555,210	11.457862	6,361,520	1.07%	19.18%
2011	0.00%	432,850	9.614262	4,161,533	0.94%	-7.21%
Variable Insurance Portfolios - Balanced (WRBP)
2015	0.00%	21,048	17.089341	359,696	0.90%	-0.32%
2014	0.00%	20,054	17.145059	343,827	0.85%	7.57%
2013	0.00%	13,424	15.937799	213,949	1.43%	23.70%
2012	0.00%	11,437	12.884509	147,360	1.59%	11.74%
2011	0.00%	10,293	11.530280	118,681	1.51%	3.31%
Variable Insurance Portfolios - Bond (WRBDP)
2015	0.00%	54,763	13.468726	737,588	2.92%	0.20%
2014	0.00%	57,305	13.441746	770,279	3.81%	4.34%
2013	0.00%	51,425	12.883039	662,510	3.41%	-2.09%
2012	0.00%	46,221	13.158067	608,179	3.06%	5.78%
2011	0.00%	44,338	12.439097	551,525	2.65%	7.31%
Variable Insurance Portfolios - Core Equity (WRCEP)
2015	0.00%	37,756	19.213894	725,440	0.36%	-0.69%
2014	0.00%	35,630	19.348082	689,372	0.49%	9.68%
2013	0.00%	33,450	17.640745	590,083	0.54%	33.51%
2012	0.00%	30,575	13.213109	403,991	0.57%	18.60%
2011	0.00%	26,876	11.140721	299,418	0.36%	1.66%

NW VL SEPARATE ACCOUNT G NOTES TO FINANCIAL STATEMENTS December 31, 2015

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***	Inception Date****
Variable Insurance Portfolios - Dividend Opportunities (WRDIV)
2015	0.00%	41,769	$15.111997	$631,213	1.29%	-2.06%
2014	0.00%	44,520	15.429116	686,904	1.16%	9.84%
2013	0.00%	41,681	14.046982	585,492	1.57%	29.61%
2012	0.00%	37,979	10.837657	411,603	1.02%	13.18%
2011	0.00%	31,275	9.575854	299,485	0.99%	-4.69%
Variable Insurance Portfolios - Energy (WRENG)
2015	0.00%	33,949	7.718047	262,020	0.06%	-22.14%
2014	0.00%	27,758	9.913051	275,166	0.00%	-10.56%
2013	0.00%	23,693	11.083469	262,601	0.00%	27.76%
2012	0.00%	20,080	8.675429	174,203	0.00%	1.38%
2011	0.00%	16,741	8.557685	143,264	0.00%	-9.08%
Variable Insurance Portfolios - Global Bond (WRGBP)
2015	0.00%	4,841	10.497679	50,819	3.63%	-2.65%
2014	0.00%	5,281	10.783960	56,950	2.14%	0.18%
2013	0.00%	3,428	10.764123	36,899	0.00%	1.74%
2012	0.00%	1,475	10.579608	15,605	4.19%	6.41%
2011	0.00%	209	9.942236	2,078	2.54%	-0.58%	5/2/2011
Variable Insurance Portfolios - Global Natural Resources (WRGNR)
2015	0.00%	98,330	4.961909	487,905	0.10%	-22.39%
2014	0.00%	86,252	6.393729	551,472	0.00%	-13.04%
2013	0.00%	75,192	7.352106	552,820	0.00%	7.80%
2012	0.00%	67,369	6.820009	459,457	0.00%	1.88%
2011	0.00%	53,476	6.693839	357,960	0.00%	-21.45%
Variable Insurance Portfolios - Growth (WRGP)
2015	0.00%	42,679	19.086025	814,572	0.11%	7.17%
2014	0.00%	37,725	17.809323	671,857	0.40%	11.81%
2013	0.00%	32,495	15.928039	517,582	0.42%	36.46%
2012	0.00%	27,890	11.672462	325,545	0.06%	12.74%
2011	0.00%	22,699	10.353045	235,004	0.38%	2.12%
Variable Insurance Portfolios - High Income (WRHIP)
2015	0.00%	175,522	17.713698	3,109,144	6.21%	-6.50%
2014	0.00%	175,721	18.946076	3,329,223	4.46%	1.90%
2013	0.00%	132,052	18.591996	2,455,110	4.37%	10.50%
2012	0.00%	60,663	16.825504	1,020,686	4.88%	18.64%
2011	0.00%	33,773	14.181907	478,966	7.39%	5.26%
Variable Insurance Portfolios - International Growth (WRIP)
2015	0.00%	39,844	13.438495	535,443	0.43%	3.39%
2014	0.00%	39,416	12.997361	512,304	2.08%	0.96%
2013	0.00%	34,299	12.874330	441,577	0.88%	19.23%
2012	0.00%	30,222	10.798303	326,346	1.86%	18.05%
2011	0.00%	26,355	9.147083	241,071	0.40%	-7.32%
Variable Insurance Portfolios - International Core Equity (WRI2P)
2015	0.00%	33,339	13.338281	444,685	1.31%	-0.94%
2014	0.00%	33,062	13.464451	445,162	2.46%	1.44%
2013	0.00%	29,839	13.272857	396,049	1.57%	24.91%
2012	0.00%	25,325	10.625791	269,098	2.23%	13.33%
2011	0.00%	20,198	9.376216	189,381	1.51%	-13.88%
Variable Insurance Portfolios - Limited-Term Bond (WRLTBP)
2015	0.00%	2,057	10.696861	22,003	1.78%	0.87%
2014	0.00%	1,038	10.604414	11,007	0.61%	0.97%
2013	0.00%	636	10.502023	6,679	0.00%	-0.54%
2012	0.00%	371	10.558809	3,917	4.82%	3.37%
2011	0.00%	280	10.214380	2,860	1.35%	2.14%	5/2/2011

NW VL SEPARATE ACCOUNT G NOTES TO FINANCIAL STATEMENTS December 31, 2015

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***	Inception Date****
Variable Insurance Portfolios - Micro Cap Growth (WRMIC)
2015	0.00%	14,352	$17.883094	$256,658	0.00%	-9.16%
2014	0.00%	14,079	19.686415	277,165	0.00%	-1.74%
2013	0.00%	15,170	20.035039	303,932	0.00%	57.28%
2012	0.00%	11,883	12.738305	151,369	0.00%	11.84%
2011	0.00%	11,165	11.389527	127,164	0.00%	-7.01%
Variable Insurance Portfolios - Mid Cap Growth (WRMCG)
2015	0.00%	78,294	21.046713	1,647,831	0.00%	-5.78%
2014	0.00%	76,723	22.337726	1,713,817	0.00%	7.87%
2013	0.00%	47,242	20.708088	978,291	0.00%	29.94%
2012	0.00%	22,045	15.937035	351,332	0.00%	13.56%
2011	0.00%	16,798	14.033982	235,743	0.01%	-0.56%
Variable Insurance Portfolios - Money Market (WRMMP)
2015	0.00%	21,435	10.189660	218,415	0.02%	0.02%
2014	0.00%	24,098	10.187534	245,499	0.02%	0.02%
2013	0.00%	14,649	10.185407	149,206	0.02%	0.02%
2012	0.00%	14,133	10.183309	143,921	0.02%	0.02%
2011	0.00%	24,608	10.181228	250,540	0.02%	0.02%
Variable Insurance Portfolios - Pathfinder Aggressive (WRPAP)
2015	0.00%	71,509	16.069734	1,149,131	2.66%	0.34%
2014	0.00%	54,841	16.015399	878,300	0.83%	4.86%
2013	0.00%	47,599	15.273325	726,995	1.25%	27.13%
2012	0.00%	40,847	12.014045	490,738	0.88%	12.18%
2011	0.00%	32,692	10.709183	350,105	1.14%	-4.15%
Variable Insurance Portfolios - Pathfinder Conservative (WRPCP)
2015	0.00%	24,921	14.257362	355,308	1.15%	0.45%
2014	0.00%	22,646	14.193411	321,424	1.06%	3.39%
2013	0.00%	20,523	13.727902	281,738	1.68%	14.75%
2012	0.00%	27,757	11.963796	332,079	0.87%	6.95%
2011	0.00%	21,691	11.186358	242,643	0.65%	0.75%
Variable Insurance Portfolios - Pathfinder Moderate (WRPMP)
2015	0.00%	211,475	15.259241	3,226,948	1.66%	0.32%
2014	0.00%	194,879	15.210754	2,964,257	1.01%	4.24%
2013	0.00%	180,214	14.592493	2,629,772	1.11%	20.83%
2012	0.00%	161,633	12.076585	1,951,975	0.90%	9.53%
2011	0.00%	133,499	11.025710	1,471,921	0.99%	-1.46%
Variable Insurance Portfolios - Pathfinder Moderately Aggressive (WRPMAP)
2015	0.00%	273,926	15.667379	4,291,702	2.27%	0.06%
2014	0.00%	233,464	15.657977	3,655,574	0.99%	4.61%
2013	0.00%	203,816	14.967420	3,050,600	1.13%	23.81%
2012	0.00%	181,186	12.088618	2,190,288	0.75%	10.82%
2011	0.00%	145,920	10.908819	1,591,815	0.77%	-3.02%
Variable Insurance Portfolios - Pathfinder Moderately Conservative (WRPMCP)
2015	0.00%	26,953	14.799185	398,882	1.51%	0.33%
2014	0.00%	28,051	14.750724	413,773	0.95%	3.88%
2013	0.00%	25,181	14.199940	357,569	1.28%	17.71%
2012	0.00%	21,739	12.063812	262,255	0.87%	8.41%
2011	0.00%	15,092	11.127860	167,942	0.98%	0.00%
Variable Insurance Portfolios - Real Estate Securities (WRRESP)
2015	0.00%	13,130	17.649462	231,737	1.00%	4.78%
2014	0.00%	16,165	16.843795	272,280	0.99%	30.17%
2013	0.00%	13,656	12.940296	176,713	1.28%	1.13%
2012	0.00%	11,755	12.795640	150,413	0.76%	17.72%
2011	0.00%	10,913	10.869843	118,623	0.71%	5.01%

NW VL SEPARATE ACCOUNT G NOTES TO FINANCIAL STATEMENTS December 31, 2015

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***	Inception Date****
Variable Insurance Portfolios - Science and Technology (WRSTP)
2015	0.00%	54,747	$22.607764	$1,237,707	0.00%	-2.88%
2014	0.00%	49,900	23.277961	1,161,570	0.00%	2.91%
2013	0.00%	45,529	22.619564	1,029,846	0.00%	56.38%
2012	0.00%	45,799	14.464041	662,439	0.00%	27.83%
2011	0.00%	36,686	11.315053	415,104	0.00%	-5.77%
Variable Insurance Portfolios - Small Cap Growth (WRSCP)
2015	0.00%	27,893	17.296389	482,448	0.00%	1.88%
2014	0.00%	24,056	16.976774	408,393	0.00%	1.59%
2013	0.00%	20,355	16.710278	340,138	0.00%	43.36%
2012	0.00%	18,864	11.656224	219,883	0.00%	5.16%
2011	0.00%	15,955	11.083753	176,841	0.00%	-10.60%
Variable Insurance Portfolios - Small Cap Value (WRSCV)
2015	0.00%	13,964	18.166459	253,676	0.09%	-5.58%
2014	0.00%	14,649	19.241023	281,862	0.09%	7.05%
2013	0.00%	14,244	17.974409	256,027	0.84%	33.53%
2012	0.00%	13,416	13.461143	180,595	0.41%	18.63%
2011	0.00%	11,213	11.346891	127,233	0.48%	-12.79%
Variable Insurance Portfolios - Value (WRVP)
2015	0.00%	15,954	18.614382	296,974	0.76%	-3.91%
2014	0.00%	13,733	19.372751	266,046	1.06%	10.94%
2013	0.00%	12,223	17.461722	213,435	0.78%	35.34%
2012	0.00%	9,976	12.902542	128,716	1.28%	18.88%
2011	0.00%	7,479	10.853362	81,172	0.74%	-7.32%
Advantage VT Small Cap Growth Fund - Class 2 (WFVSCG)
2015	0.00%	34,719	24.657341	856,078	0.00%	-2.88%
2014	0.00%	39,011	25.389071	990,453	0.00%	-1.88%
2013	0.00%	34,700	25.874760	897,854	0.00%	50.23%
2012	0.00%	34,776	17.223573	598,967	0.00%	7.87%
2011	0.00%	23,838	15.966729	380,615	0.00%	-4.60%
Global Securities Fund/VA - Class 3 (obsolete) (OVGS3)
2013	0.00%	112,470	20.707226	2,328,942	1.30%	27.34%
2012	0.00%	76,759	16.261792	1,248,239	2.04%	21.23%
2011	0.00%	67,220	13.414448	901,719	1.17%	-8.27%
Janus Aspen Series - Global Technology Portfolio - Service II Shares (obsolete) (JAGTS2)
2011	0.00%	22,379	10.352942	231,688	0.00%	-8.81%
Janus Aspen Series - Overseas Portfolio - Service II Shares (obsolete) (JAIGS2)
2011	0.00%	312,148	10.783470	3,366,039	0.39%	-32.33%
Templeton Developing Markets Securities Fund - Class 3 (obsolete) (FTVDM3)
2013	0.00%	32,076	19.119582	613,280	1.92%	-0.97%
2012	0.00%	33,786	19.307248	652,315	1.41%	13.16%
2011	0.00%	32,654	17.062376	557,155	0.91%	-15.86%
Templeton Foreign Securities Fund - Class 3 (obsolete) (TIF3)
2013	0.00%	39,434	18.236527	719,139	2.49%	22.98%
2012	0.00%	30,190	14.829007	447,688	2.98%	18.30%
2011	0.00%	31,393	12.534749	393,503	1.69%	-10.68%
Templeton Global Bond Securities Fund - Class 3 (obsolete) (FTVGI3)
2013	0.00%	108,142	20.700503	2,238,594	4.83%	1.64%
2012	0.00%	122,910	20.367363	2,503,353	6.60%	15.06%
2011	0.00%	116,885	17.701343	2,069,021	5.69%	-0.83%

NW VL SEPARATE ACCOUNT G NOTES TO FINANCIAL STATEMENTS December 31, 2015

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***	Inception Date****
Investors Growth Stock Series - Initial Class (obsolete) (MIGIC)
2014	0.00%	460	$21.459751	$9,871	0.31%	11.45%
2013	0.00%	437	19.254671	8,414	0.59%	30.29%
2012	0.00%	586	14.778170	8,660	0.53%	16.97%
2011	0.00%	368	12.633894	4,649	0.58%	0.58%
Federated NVIT High Income Bond Fund - Class III (obsolete) (HIBF3)
2013	0.00%	182,265	18.202636	3,317,703	6.89%	6.94%
2012	0.00%	173,239	17.021800	2,948,840	9.26%	14.71%
2011	0.00%	131,352	14.839228	1,949,162	8.09%	3.81%
NVIT Emerging Markets Fund - Class III (obsolete) (GEM3)
2013	0.00%	273,011	19.481483	5,318,659	1.29%	0.75%
2012	0.00%	197,380	19.336082	3,816,556	0.60%	17.24%
2011	0.00%	126,017	16.493303	2,078,437	0.76%	-22.39%
NVIT International Equity Fund - Class III (obsolete) (GIG3)
2013	0.00%	42,501	11.518720	489,557	0.62%	17.81%
2012	0.00%	22,851	9.777129	223,417	1.00%	15.58%
2011	0.00%	12,503	8.459397	105,768	1.98%	-15.41%	5/2/2011
VIP Overseas Portfolio - Service Class R (obsolete) (FOSR)
2014	0.00%	121,476	16.555209	2,011,061	1.30%	-8.18%
2013	0.00%	113,452	18.029345	2,045,465	1.43%	30.30%
2012	0.00%	101,255	13.836689	1,401,034	1.93%	20.67%
2011	0.00%	102,506	11.466618	1,175,397	1.34%	-17.30%
V.I. Capital Appreciation Fund - Series I (obsolete) (AVCA)
2011	0.00%	2,273	9.768863	22,205	0.14%	-7.91%
V.I. Capital Development Fund - Series I (obsolete) (AVCDI)
2011	0.00%	6,940	11.911516	82,666	0.00%	-7.16%
VIP Trust - Global Hard Assets Fund - Class R1 (obsolete) (VWHAR)
2011	0.00%	69,734	9.962653	694,736	0.49%	-16.40%
NVIT International Index Fund - Class VI (obsolete) (GVIX6)
2013	0.00%	260,837	11.841416	3,088,679	2.87%	21.27%
2012	0.00%	224,653	9.764428	2,193,608	3.43%	18.29%
2011	0.00%	107,284	8.254444	885,570	2.75%	-12.72%
NVIT Multi-Manager International Growth Fund - Class III (obsolete) (NVMIG3)
2013	0.00%	98,964	12.166606	1,204,056	1.39%	21.34%
2012	0.00%	74,182	10.026765	743,805	0.66%	15.78%
2011	0.00%	71,965	8.660251	623,235	1.25%	-9.37%
NVIT Multi-Manager International Value Fund - Class III (obsolete) (GVDIV3)
2013	0.00%	90,865	12.775201	1,160,819	2.30%	21.42%
2012	0.00%	92,893	10.521355	977,360	0.44%	17.24%
2011	0.00%	76,483	8.974574	686,402	2.00%	-16.11%
High Income Fund/VA - Class 3 (obsolete) (OVHI3)
2011	0.00%	27,428	2.908819	79,783	8.50%	-1.88%
High Income Fund/VA - Non-Service Shares (obsolete) (OVHI)
2011	0.00%	378	3.367180	1,273	9.33%	-2.34%
Small-Cap Growth Portfolio - S Class Shares (obsolete) (AMFAS)
2014	0.00%	1,750	16.125426	28,219	0.00%	3.47%
2013	0.00%	1,218	15.584477	18,982	0.00%	45.83%
2012	0.00%	1,467	10.686505	15,677	0.00%	8.82%
2011	0.00%	2,090	9.820243	20,524	0.00%	-1.06%

NW VL SEPARATE ACCOUNT G NOTES TO FINANCIAL STATEMENTS December 31, 2015

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***	Inception Date****
2015	Contract owners equity:				$534,651,674
2014	Contract owners equity:				$448,131,939
2013	Contract owners equity:				$353,512,339
2012	Contract owners equity:				$236,930,965
2011	Contract owners equity:				$168,673,454
*	This represents the annual contract expense rate of the variable account at the period end indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the underlying mutual funds and charges made directly to contract owner accounts through the redemption of units.
**	This represents the ratio of dividends for the period indicated, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by monthly average net assets (excluding months where net assets are zero). The investment income ratio for subaccounts initially funded during the period presented has not been annualized. The ratios exclude those expenses that result in direct reductions to the contract owner accounts through reductions in unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
***	This represents the total return for the period. The total returns do not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return is not annualized if the underlying mutual fund option is initially offered, funded, or both during the period presented.
****	This represents the date the underlying mutual fund option was initially added and funded.

KPMG LLP
Suite 500 191 West Nationwide Blvd. Columbus, OH 43215-2568

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholder

Nationwide Life and Annuity Insurance Company:

We have audited the accompanying consolidated balance sheets of Nationwide Life and Annuity Insurance Company and subsidiary (the Company) as of December 31, 2015 and 2014, and the related consolidated statements of operations, comprehensive (loss) income, equity, and cash flows for each of the years in the three-year period ended December 31, 2015. In connection with our audits of the consolidated financial statements, we also have audited the financial statement schedules as listed in the accompanying table of contents. These consolidated financial statements and financial statement schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Nationwide Life and Annuity Insurance Company and subsidiary as of December 31, 2015 and 2014, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2015, in conformity with U.S. generally accepted accounting principles. Also in our opinion, the related financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

/s/ KPMG LLP

Columbus, Ohio

March 16, 2016

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARY

(a wholly-owned subsidiary of Nationwide Life Insurance Company)

Consolidated Statements of Operations

	Year ended December 31,
(in millions)	2015	2014	2013
Revenues
Policy charges	$371	$314	$275
Premiums	143	129	115
Net investment income	217	153	129
Net realized investment (losses) gains, including other-than-temporary impairment losses	(60)	13	6

Total revenues	$671	$609	$525

Benefits and expenses
Interest credited to policyholder account values	$37	$78	$55
Benefits and claims	281	236	232
Amortization of deferred policy acquisition costs	60	62	128
Other expenses, net of deferrals	219	162	128

Total benefits and expenses	$597	$538	$543

Income (loss) before federal income tax expense (benefit)	$74	$71	$(18)
Federal income tax expense (benefit)	24	24	(9)

Net income (loss)	$50	$47	$(9)

See accompanying notes to consolidated financial statements.

2

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARY

(a wholly-owned subsidiary of Nationwide Life Insurance Company)

Consolidated Statements of Comprehensive (Loss) Income

	Year ended December 31,
(in millions)	2015	2014	2013
Net income (loss)	$50	$47	$(9)

Other comprehensive (loss) income, net of tax
Changes in:
Net unrealized (losses) gains on available-for-sale securities	(130)	55	(94)
Other	8	—	2

Total other comprehensive (loss) income, net of tax	$(122)	$55	$(92)

Total comprehensive (loss) income	$(72)	$102	$(101)

See accompanying notes to consolidated financial statements.

3

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARY

(a wholly-owned subsidiary of Nationwide Life Insurance Company)

Consolidated Balance Sheets

	December 31,
(in millions, except for share and per share amounts)	2015	2014
Assets
Investments:
Fixed maturity securities, available-for-sale	$7,230	$5,668
Mortgage loans, net of allowance	1,405	698
Short-term investments	289	176
Policy loans	52	42
Other investments	11	—

Total investments	$8,987	$6,584
Cash and cash equivalents	29	14
Accrued investment income	89	66
Deferred policy acquisition costs	1,199	632
Other assets	736	638
Separate account assets	1,335	1,357

Total assets	$12,375	$9,291

Liabilities and shareholder’s equity
Liabilities
Future policy benefits and claims	$8,834	$5,971
Other liabilities	586	491
Separate account liabilities	1,335	1,357

Total liabilities	$10,755	$7,819

Shareholder’s equity
Common stock ($40 par value; authorized, issued and outstanding—66,000 shares)	$3	$3
Additional paid-in capital	1,299	1,079
Retained earnings	336	286
Accumulated other comprehensive income	(18)	104

Total shareholder’s equity	$1,620	$1,472

Total liabilities and shareholder’s equity	$12,375	$9,291

See accompanying notes to consolidated financial statements.

4

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARY

(a wholly-owned subsidiary of Nationwide Life Insurance Company)

Consolidated Statements of Equity

(in millions)	Common stock	Additional paid-in capital	Retained earnings	Accumulated other comprehensive income	Total shareholder’s equity
Balance as of December 31, 2012	$3	$608	$248	$141	$1,000
Capital contributions from Nationwide Life Insurance Company	—	31	—	—	31
Comprehensive loss:
Net loss	—	—	(9)	—	(9)
Other comprehensive loss	—	—	—	(92)	(92)

Total comprehensive loss	—	—	(9)	(92)	(101)

Balance as of December 31, 2013	$3	$639	$239	$49	$930

Capital contributions from Nationwide Life Insurance Company	—	440	—	—	440
Comprehensive income:
Net income	—	—	47	—	47
Other comprehensive income	—	—	—	55	55

Total comprehensive income	—	—	47	55	102

Balance as of December 31, 2014	$3	$1,079	$286	$104	$1,472

Capital contributions from Nationwide Life Insurance Company	—	220	—	—	220
Comprehensive income:
Net income	—	—	50	—	50
Other comprehensive loss	—	—	—	(122)	(122)

Total comprehensive income (loss)	—	—	50	(122)	(72)

Balance as of December 31, 2015	$3	$1,299	$336	$(18)	$1,620

See accompanying notes to consolidated financial statements.

5

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARY

(a wholly-owned subsidiary of Nationwide Life Insurance Company)

Consolidated Statements of Cash Flows

	Year ended December 31,
(in millions)	2015	2014	2013
Cash flows from operating activities
Net income (loss)	$50	$47	$(9)
Adjustments to net income (loss):
Net realized investment losses (gains), including other-than-temporary impairment losses	60	(13)	(6)
Interest credited to policyholder account values	37	78	55
Capitalization of deferred policy acquisition costs	(447)	(236)	(173)
Amortization of deferred policy acquisition costs	60	62	128
Amortization and depreciation	12	13	15
Deferred tax expense (benefit)	104	88	(23)
Changes in:
Policy liabilities	(241)	(265)	(195)
Other, net	(167)	(71)	(38)

Net cash used in operating activities	$(532)	$(297)	$(246)

Cash flows from investing activities
Proceeds from maturities of available-for-sale securities	$433	$502	$540
Proceeds from sales of available-for-sale securities	77	113	409
Purchases of available-for-sale securities	(2,448)	(1,308)	(996)
Proceeds from repayments of mortgage loans	104	76	150
Issuances of mortgage loans	(816)	(236)	(163)
Net change in short-term investments	(113)	(150)	43
Collateral received, net	39	45	10
Other, net	(22)	(4)	(7)

Net cash used in investing activities	$(2,746)	$(962)	$(14)

Cash flows from financing activities
Repayments of long-term debt	—	—	(297)
Cash contributed by Nationwide Life Insurance Company	220	440	31
Investment and universal life insurance product deposits	3,247	1,109	747
Investment and universal life insurance product withdrawals	(180)	(284)	(226)
Other, net	6	(3)	5

Net cash provided by financing activities	$3,293	$1,262	$260

Net increase in cash and cash equivalents	$15	$3	$—
Cash and cash equivalents at beginning of period	14	11	11

Cash and cash equivalents at end of period	$29	$14	$11

See accompanying notes to consolidated financial statements.

6

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARY

(a wholly-owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

(1)	Nature of Operations

Nationwide Life and Annuity Insurance Company (“NLAIC” or collectively with its subsidiary, “the Company”) is an Ohio domiciled stock life insurance company. The Company is a member of the Nationwide group of companies (“Nationwide”), which is comprised of Nationwide Mutual Insurance Company (“NMIC”) and all of its subsidiaries and affiliates.

All of the outstanding shares of NLAIC’s common stock are owned by Nationwide Life Insurance Company (“NLIC”), an Ohio domiciled stock life insurance company. All of the outstanding shares of NLIC’s common stock are owned by Nationwide Financial Services, Inc. (“NFS”), a holding company formed by Nationwide Corporation (“Nationwide Corp.”), a majority-owned subsidiary of NMIC.

NLAIC is licensed in 49 states and the District of Columbia. NLAIC offers universal life insurance, variable universal life insurance, term life insurance, whole life insurance, corporate-owned life insurance (“COLI”) and individual annuity contracts on a non-participating basis. NLAIC sells its products through a diverse distribution network. Unaffiliated entities that sell NLAIC’s products to their own customer bases include independent broker-dealers, financial institutions, wirehouse and regional firms and life insurance specialists. Representatives of affiliates who market products directly to a customer base include Nationwide Financial Network producers, which includes the agency distribution force of NLAIC’s ultimate majority parent company, NMIC.

Olentangy Reinsurance, LLC (“Olentangy”) is a Vermont-domiciled special purpose financial captive insurance company that was formed by NLAIC for the purpose of assuming certain universal life and term life insurance policies from NLAIC. Olentangy is a wholly-owned subsidiary of NLAIC.

As of December 31, 2015 and 2014, the Company did not have a significant concentration of financial instruments in a single investee, industry or geographic region. Also, the Company did not have a concentration of business transactions with a particular customer, lender, distribution source, market or geographic region in which a single event could cause a severe impact on the Company’s financial position.

(2)	Summary of Significant Accounting Policies

Basis of Presentation

The consolidated financial statements include the accounts of NLAIC and Olentangy. All intercompany accounts and transactions have been eliminated.

Use of Estimates

The Company’s consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). The preparation of the consolidated financial statements in accordance with GAAP requires the Company to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Significant estimates include the balance and amortization of deferred policy acquisition costs (“DAC”), legal and regulatory reserves, certain investment and derivative valuations, future policy benefits and claims including the valuation of embedded derivatives, provision for income taxes and valuation of deferred taxes. Actual results could differ significantly from those estimates.

Revenues and Benefits

Investment and universal life insurance products. Investment products are long-duration contracts that do not subject the Company to significant risk arising from mortality (the incidence of death) or morbidity (the incidence of disability resulting from disease or physical impairment). These include variable and fixed deferred annuity contracts in the accumulation phase with individuals, as well as certain annuities without life contingencies. Universal life insurance products include long-duration insurance contracts that do not have fixed or guaranteed terms. These include universal life insurance, variable universal life insurance, COLI, bank-owned life insurance (“BOLI”) and other interest-sensitive life insurance policies. Revenues for investment products and universal life insurance products consist of net investment income, surrender charges and other policy charges earned and assessed against policy account balances during the period. Policy charges are assessed on a daily or monthly basis and are recognized as revenue when assessed and earned. Assessments for services provided in future periods are recorded as unearned revenue and recognized as revenue over the periods benefited. Surrender charges are recognized as revenue upon surrender of a contract in accordance with contractual terms. Policy benefits and claims that are charged to expense include interest credited to policyholder accounts and benefits and claims incurred in the period in excess of related policyholder accounts.

7

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARY

(a wholly-owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

Traditional life insurance products. Traditional life insurance products include those products with fixed and guaranteed terms, primarily consisting of whole life insurance, term life insurance and certain annuities with life contingencies. Premiums for traditional life insurance products are generally recognized as revenue when due. For certain annuities with life contingencies, any excess of gross premium over the net premium is deferred and recognized with the amount of expected future benefits. Benefits and expenses are associated with earned premiums so that profits are recognized over the life of the contract. This association is accomplished through the provision for future policy benefits and the deferral and amortization of policy acquisition costs.

Future Policy Benefits and Claims

Investment and universal life insurance products. The Company calculates its liability for future policy benefits and claims for investment products in the accumulation phase and for universal life insurance policies at the policy accrued account balance, which represents participants’ net deposits adjusted for investment performance, interest credited and applicable contract charges.

The Company offers guarantees which can include a return of no less than the total deposits made on the contract less any customer withdrawals, total deposits made on the contract less any customer withdrawals plus a minimum return or the highest contract value on a specified anniversary date minus any customer withdrawals following the contract anniversary. These guarantees can also include benefits payable in the event of death, upon annuitization, upon periodic withdrawal or at specified dates during the accumulation period. Refer to Note 4 for further discussion of these guarantees.

Guarantees on variable annuity and fixed annuity products accounted for as insurance liabilities primarily include guaranteed minimum death benefits (“GMDB”) and/or guaranteed minimum income benefits (“GMIB”), as well as guaranteed living withdrawal benefits (“GLWB”). Liabilities for these guarantees are calculated by multiplying the current benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date, less the cumulative guaranteed benefit payments plus interest. The Company annually evaluates its experience and assumptions and adjusts the benefit ratio as appropriate. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes with a related charge or credit to benefits and claims in the period of evaluation. Determination of the expected benefit payments and assessments are based on a range of scenarios and assumptions including those related to market rates of return and volatility, contract surrenders and mortality experience. The accounting for these guarantees impacts estimated gross profits used to calculate the balance and amortization of DAC and other expenses. Refer to Note 4 for further discussion of these guarantees.

The Company offers certain indexed life insurance and annuity products for which the policyholders’ interest credits are based on market performance with caps and floors. The interest credits represent embedded derivatives within the insurance contract and therefore are required to be separated and valued apart from, the host contracts. The embedded derivatives are held at fair value. Subsequent changes in the fair value of the embedded derivatives are recognized in earnings as a component of interest credited. The fair value of the embedded derivatives is calculated based on a combination of capital market and actuarial assumptions. Projections of cash flows inherent in the valuation of the embedded derivatives incorporate numerous unobservable assumptions including, but not limited to, mortality, lapse rates and index volatility.

The assumptions used to calculate the fair value of embedded derivatives are reviewed as part of an annual comprehensive study of assumptions. Quarterly, consideration is given as to whether adjustments to these assumptions are necessary.

The Company offers certain universal life and variable universal life insurance products with no-lapse guarantees. Liabilities for these guarantees are calculated by multiplying the current benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative guaranteed benefit payments plus interest. The Company annually evaluates its experience and assumptions and adjusts the benefit ratio as appropriate. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes with a related charge or credit to other benefits and claims in the period of evaluation. Determination of the expected benefit payments and assessments are based on a range of scenarios and assumptions including those related to market rates of return and volatility, contract surrenders and mortality experience. The accounting for these guarantees impacts estimated gross profits used to calculate the balance and amortization of DAC and other expenses. Refer to Note 4 for further discussion of these guarantees.

Traditional life and other insurance products. The process of calculating reserve amounts for traditional life insurance products involves the use of a number of assumptions, including those related to persistency (the percentage of insurance policies remaining in-force from year to year), mortality, morbidity, interest rates (the rates expected to be paid or received on financial instruments) and certain other expenses.

The liability for future policy benefits and claims for traditional life insurance policies was determined using the net level premium method, with weighted average interest rates of 6.0% and estimates of mortality, morbidity, investment yields and persistency that were used or being experienced at the time the policies were issued, with a provision for adverse deviation.

8

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARY

(a wholly-owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

The liability for future policy benefits for certain annuities with life contingencies was calculated using the present value of future benefits and certain expenses, discounted using weighted average interest rates of 4.9%, with a provision for adverse deviation.

Reinsurance Ceded

The Company cedes insurance to other companies in order to limit potential losses and to diversify its exposures. Such agreements do not relieve the original insurer from its primary obligation to the policyholder in the event the reinsurer is unable to meet the obligations it has assumed. Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from the respective income and expense accounts. Assets and liabilities related to reinsurance ceded are reported in the consolidated balance sheets on a gross basis, separately from the related future policy benefits and claims of the Company.

Deferred Policy Acquisition Costs

The Company has deferred certain acquisition costs that are directly related to the successful acquisition of new and renewal insurance and investment contracts. The methods and assumptions used to amortize and assess recoverability of the DAC balance depend on the type of product.

Investment and universal life insurance products. For certain investment and universal life insurance products, DAC is amortized with interest over the lives of the policies in relation to the present value of estimated gross profits, which is determined primarily from projected interest margins, policy charges and net realized investment gains and losses, less policy benefits and other expenses. The DAC asset related to investment and universal life insurance products is adjusted to reflect the impact of unrealized gains and losses recorded in accumulated other comprehensive income (“AOCI”). This adjustment to DAC represents the change in amortization that would have been required as a charge or credit to earnings had such unrealized amounts been realized. DAC for investment and universal life insurance products is subject to recoverability testing in the year of policy issuance, and DAC for universal life insurance products is also subject to loss recognition testing at the end of each reporting period.

The assumptions used in the estimation of gross profits are based on the Company’s current best estimates of future events and are reviewed as part of an annual comprehensive study of assumptions. The most significant assumptions that are involved in the estimation of future gross profits include future net general and separate account investment performance, surrender/lapse rates, interest margins, renewal premiums and mortality. Quarterly, consideration is given as to whether adjustments to these assumptions are necessary. The Company uses a reversion to the mean process to determine the assumption for the future net separate account investment performance. This process assumes different performance levels over the next three years, such that the separate account mean return, measured from the anchor date to the end of the life of the product, equals the long-term assumption.

Changes in assumptions can have a significant impact on the amount of DAC reported for investment and universal life insurance products and on their related amortization patterns. In the event actual experience differs from assumptions or future assumptions are revised, the Company will record an increase or decrease in DAC amortization expense, which could be significant.

Traditional life insurance products. DAC is amortized with interest over the premium-paying period of the related policies in proportion to premium revenue recognized. These assumptions are consistent with those used in the calculation of liabilities for future policy benefits at issuance. DAC is evaluated for recoverability in the year of policy issuance, and loss recognition testing is conducted each reporting period.

Refer to Note 5 for discussion regarding DAC amortization and related balances.

Investments

Available-for-sale securities. Available-for-sale securities are reported at fair value, with unrealized gains and losses reported as a separate component of other comprehensive income, net of adjustments for DAC, future policy benefits and claims, and deferred federal income taxes. Realized gains and losses on sales of available-for-sale securities are recognized in income based on the specific identification method. Interest and dividend income is recognized when earned.

As of December 31, 2015 and 2014, 98% and 99%, respectively, of fixed maturity securities were priced using externally sourced data. Independent pricing services are most often utilized (87% and 90% as of December 31, 2015 and 2014, respectively) to determine the fair value of securities for which market quotations are available. For these securities, the Company obtains the pricing services’ methodologies, pricing from additional sources, and classifies the investments accordingly in the fair value hierarchy.

9

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARY

(a wholly-owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

A corporate pricing matrix is used in valuing certain corporate debt securities. The corporate pricing matrix was developed using publicly and privately available spreads for privately placed corporate securities with varying weighted average lives and credit quality ratings. The weighted average life and credit quality rating of a particular fixed maturity security to be priced using the corporate pricing matrix are important inputs into the model and are used to determine a corresponding spread that is added to the appropriate U.S. Treasury yield to create an estimated market yield for that security. The estimated market yield and other relevant factors are then used to estimate the fair value of the particular security.

Non-binding broker quotes are also utilized to determine the fair value of certain fixed maturity securities when deemed appropriate or when quotes are not available from independent pricing services or a corporate pricing matrix. These securities, consisting primarily of private placement corporate bonds, are classified with the lowest priority in the fair value hierarchy as only one broker quote is ordinarily obtained, the investment is not traded on an exchange, the pricing is not available to other entities and/or the transaction volume in the same or similar investments has decreased. Inputs used in the development of prices are not provided to the Company by the brokers, as the brokers often do not provide the necessary transparency into their quotes and methodologies. At least annually, the Company performs reviews and tests to ensure that quotes are a reasonable estimate of the investments’ fair value. Price movements of broker quotes are subject to validation and require approval from the Company’s management. Management uses its knowledge of the investment and current market conditions to determine if the price is indicative of the investment’s fair value.

When the collectability of contractual interest payments on fixed maturity securities is considered doubtful, such securities are placed in non-accrual status and any accrued interest is excluded from investment income. These securities are not restored to accrual status until the Company determines that future payment of principal and interest is probable.

The Company has entered into securities lending agreements with a custodial bank whereby eligible securities are loaned to third parties, primarily major brokerage firms. These transactions are used to generate additional income in the securities portfolio. The Company is entitled to receive from the borrower any payments of interest and dividends received on loaned securities during the loan term. The agreements require a minimum of 102% of the fair value of the loaned securities to be held as collateral. Cash collateral is invested by the custodial bank in investment-grade securities, which are included in the total investments of the Company. Additionally, the Company may receive non-cash collateral, which would be recorded off-balance sheet. As of December 31, 2015 and December 31, 2014, the fair value of securities received as collateral and recorded off balance sheet is $75 million and $0, respectively. The Company recognizes loaned securities in available-for-sale investments. A securities lending payable is recorded in other liabilities for the amount of cash collateral received. Net income received from securities lending activities is included in net investment income. As of December 31, 2015 and 2014, the fair value of loaned securities was $130 million and $47 million, respectively.

For investments in certain residential and commercial mortgage-backed securities, the Company recognizes income and amortizes discounts and premiums using the effective-yield method based on prepayment assumptions and the estimated economic life of the securities. When actual prepayments differ significantly from estimated prepayments, the effective-yield is recalculated to reflect actual payments to date and anticipated future payments. Any resulting adjustment is included in net investment income in the period the estimates are revised. All other investment income is recorded using the effective-yield method without anticipating the impact of prepayments.

The Company periodically reviews its available-for-sale securities to determine if any decline in fair value to below amortized cost is other-than-temporary. Factors considered in determining whether a decline is other-than-temporary include the length of time a security has been in an unrealized loss position, the severity of the unrealized loss, reasons for the decline in value and expectations for the amount and timing of a recovery in fair value.

In assessing corporate debt securities for other-than-temporary impairment, the Company evaluates the ability of the issuer to meet its debt obligations, the value of the company or specific collateral securing the debt, the Company’s intent to sell the security and whether it is more likely than not the Company will be required to sell the security before the recovery of its amortized cost basis. The Company evaluates U.S. government agencies and obligations of states and political subdivisions securities for other-than-temporary impairment by examining similar characteristics.

Mortgage-backed securities are assessed for impairment using default estimates based on loan level data, where available. Where loan level data is not available, a proxy based on collateral characteristics is used. The impairment assessment considers loss severity as a function of multiple factors, including unpaid balance, interest rate, mortgage insurance ratios, assessed property value at origination, change in property value, loan-to-value (“LTV”) ratio at origination and prepayment speeds. Cash flows generated by the collateral are then utilized, along with consideration of the instrument’s position in the overall structure, to determine cash flows associated with the security.

Certain asset-backed securities are assessed for impairment using expected cash flows based on various inputs, including default estimates based on the underlying corporate securities, historical and forecasted loss severities or other market inputs when recovery estimates are not feasible. When the collateral is regional bank and insurance company trust preferred securities, default estimates used to estimate cash flows are based on U.S. Bank Rating service data and broker research.

10

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARY

(a wholly-owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

The Company evaluates its intent to sell on an individual security basis. Other-than-temporary impairment losses on securities when the Company does not intend to sell the security and it is not more likely than not it will be required to sell the security prior to recovery of the security’s amortized cost basis are bifurcated, with the credit related portion of the impairment loss being recognized in earnings and the non-credit related portion of the impairment loss and any subsequent changes in the fair value of those debt securities being recognized in other comprehensive income, net of applicable taxes and other offsets. To estimate the credit related portion of an impairment loss recognized in earnings, the Company considers the present value of the cash flows. To the extent that the present value of cash flows generated by a debt security is less than the amortized cost, an other-than-temporary impairment is recognized through earnings.

It is possible that further declines in fair values of such investments, or changes in assumptions or estimates of anticipated recoveries and/or cash flows, may cause further other-than-temporary impairments, which could be significant.

The Company invests in fixed maturity securities that could qualify as variable interest entities (“VIEs”), including corporate securities, mortgage-backed securities and asset-backed securities. The Company is not the primary beneficiary of these securities as the Company does not have the power to direct the activities that most significantly impact the entities’ performance. The Company’s potential loss is limited to the carrying values of these securities. There are no liquidity arrangements, guarantees or other commitments by third parties that affect the fair value of the Company’s interest in these assets.

Mortgage loans, net of allowance. The Company holds commercial mortgage loans that are collateralized by properties throughout the U.S. These mortgage loans are further segregated into the following classes based on the unique risk profiles of the underlying property types: office, industrial, retail, apartment, hotel and other. Mortgage loans held-for-investment are held at amortized cost less a valuation allowance.

As part of the underwriting process, specific guidelines are followed to ensure the initial quality of a new mortgage loan. Third-party appraisals are obtained to support loaned amounts, as the loans are usually collateral dependent.

The collectability and value of a mortgage loan are based on the ability of the borrower to repay and/or the value of the underlying collateral. Many of the commercial mortgage loans are structured with balloon payment maturities, exposing the Company to risks associated with the borrowers’ ability to make the balloon payment or refinance the property.

Mortgage loans require a loan-specific reserve when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. When management determines that a loan requires a loan-specific reserve, a provision for loss is established equal to the difference between the carrying value and either the fair value of the collateral less costs to sell or the present value of expected future cash flows discounted at the loan’s market interest rate. Loan-specific reserve charges are recorded in net realized investment gains and losses. In the event a loan-specific reserve charge is reversed, the recovery is also recorded in net realized investment gains and losses.

In addition to the loan-specific reserves, the Company maintains a non-specific reserve based primarily on loan surveillance categories and property type classes, which reflects management’s best estimates of probable credit losses inherent in the portfolio of loans without specific reserves as of the balance sheet date. Management’s periodic evaluation of the adequacy of the non-specific reserve is based on past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect a borrower’s ability to repay, the estimated value of the underlying collateral, the composition of the loan portfolio, current economic conditions and other relevant factors. Non-specific reserve changes are recorded in net realized investment gains and losses.

Management evaluates the credit quality of individual commercial mortgage loans and the portfolio as a whole through a number of loan quality measurements, including, but not limited to, LTV and debt service coverage (“DSC”) ratios. The LTV ratio is calculated as a ratio of the amortized cost of a loan to the estimated value of the underlying collateral. DSC is the amount of cash flow generated by the underlying collateral of the mortgage loan available to meet periodic interest and principal payments of the loan. This process identifies commercial mortgage loans representing the lowest risk profile and lowest potential for loss and those representing the highest risk profile and highest potential for loss. These factors are updated and evaluated at least annually.

Interest income on performing mortgage loans is recognized over the life of the loan using the effective-yield method. Loans in default or in the process of foreclosure are placed on non-accrual status. Interest received on non-accrual status mortgage loans is included in net investment income in the period received. Loans are restored to accrual status when the principal and interest is current and it is determined the future principal and interest payments are probable or the loan is modified. Loans are considered delinquent when contractual payments are 90 days past due.

Policy loans. Policy loans, which are collateralized by the related insurance policy, are held at the outstanding principal balance and do not exceed the net cash surrender value of the policy. As such, no valuation allowance for policy loans is required.

11

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARY

(a wholly-owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

Short-term investments. Short-term investments consist primarily of highly liquid mutual funds and government agency discount notes with maturities of twelve months or less at acquisition. The Company and various affiliates maintain agreements with Nationwide Cash Management Company (“NCMC”), an affiliate, under which NCMC acts as a common agent in handling the purchase and sale of short-term securities for the respective accounts of the participants. Amounts on deposit with NCMC for the benefit of the Company are included in short-term investments on the consolidated balance sheets. The Company carries short-term investments at fair value.

Other investments. Other investments consist of partnerships in real estate related funds. The Company applies equity method of accounting to these investments as it does not have a controlling financial interest. The Company recognizes the change in equity method investments in net investment income.

Derivative Instruments

The Company uses derivative instruments to manage exposures and mitigate risks primarily associated with interest rates, equity markets and foreign currency. These derivative instruments primarily include cross-currency swaps, futures contracts and options. Certain features embedded in the Company’s indexed products require derivative accounting. All derivative instruments are held at fair value and are reflected as other assets or liabilities in the consolidated balance sheets.

The fair value of derivative instruments is determined using various valuation techniques relying predominantly on observable market inputs. These inputs include credit spreads, interest rates, counterparty credit risk, equity volatility and equity index levels. In cases where observable inputs are not available, the Company will utilize non-binding broker quotes to determine fair value, and these instruments are classified accordingly in the fair value hierarchy. Price movements of these broker quotes are subject to validation and require approval from the Company’s management. Management uses models to internally value the instruments for comparison to the values received through broker quotes.

For derivatives that are not designated for hedge accounting, the gain or loss on the derivative is recognized in net realized investment gains and losses.

For derivative instruments that are designated and qualify for cash flow hedge accounting, the effective portion of the gain or loss on the derivative instrument is reported as a component of accumulated other comprehensive income and reclassified into earnings in the same period or periods that the hedged transaction impacts earnings. The ineffective portion of the derivative’s change in value, if any, along with any of the derivative’s change in value that is excluded from the assessment of hedge effectiveness, are recorded in net realized investment gains and losses.

The Company’s derivative transaction counterparties are generally financial institutions. To reduce the credit risk associated with open contracts, the Company enters into master netting agreements, which permit the closeout and netting of transactions with the same counterparty upon the occurrence of certain events. In addition, the Company attempts to reduce credit risk by obtaining collateral from counterparties. The determination of the need for and the levels of collateral vary based on an assessment of the credit risk of the counterparty. The Company accepts collateral in the forms of cash and marketable securities.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources while unobservable inputs reflect the Company’s view of market assumptions in the absence of observable market information. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. In determining fair value, the Company uses various methods, including market, income and cost approaches.

The Company categorizes its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety.

The Company categorizes assets and liabilities held at fair value in the consolidated balance sheets as follows:

Level 1. Unadjusted quoted prices accessible in active markets for identical assets or liabilities at the measurement date and mutual funds, where the value per share (unit) is determined and published daily and is the basis for current transactions.

12

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARY

(a wholly-owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

Level 2. Unadjusted quoted prices for similar assets or liabilities in active markets or inputs (other than quoted prices) that are observable or that are derived principally from or corroborated by observable market data through correlation or other means. Primary inputs to this valuation technique may include comparative trades, bid/asks, interest rate movements, U.S. Treasury rates, London Interbank Offered Rate (“LIBOR”), prime rates, cash flows, maturity dates, call ability, estimated prepayments and/or underlying collateral values.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimates of the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs.

The Company reviews its fair value hierarchy classifications for assets and liabilities quarterly. Changes in the observability of significant valuation inputs identified during these reviews may trigger reclassifications. Reclassifications are reported as transfers at the beginning of the period in which the change occurs.

Fair Value Option. The Company assesses the fair value option election for newly acquired assets or liabilities on a prospective basis. There are no material assets or liabilities for which the Company has elected the fair value option.

Cash and Cash Equivalents

Cash and cash equivalents include highly liquid investments with original maturities of less than three months.

Separate Accounts

Separate account assets and liabilities represent contractholders’ funds that have been legally segregated into accounts with specific investment objectives. In the separate account, investment income and gains and losses on investments accrue directly to, and investment risk is borne by, the contractholder. Separate account assets are primarily comprised of public, privately registered and non-registered mutual funds. Separate account assets are recorded at fair value based on the methodology that would be applicable to the underlying assets. The value of separate account liabilities is set to equal the fair value for separate account assets.

Federal Income Taxes

The Company recognizes deferred tax assets and liabilities for the expected future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, net operating losses and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income or loss in the years in which those temporary differences are expected to be recovered or settled. Under this method, the effect on deferred tax assets and liabilities due to a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are recorded to reduce a deferred tax asset to the amount expected to be realized. Interest expense and any associated penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) are recorded as income tax expenses.

The Company provides for federal income taxes based on amounts the Company believes it ultimately will owe. Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain items and the realization of certain tax credits. In the event the ultimate deductibility of certain items or the realization of certain tax credits differs from estimates, the Company may be required to change the provision for federal income taxes recorded in the consolidated financial statements, which could be significant.

Tax reserves are reviewed regularly and are adjusted as events occur that the Company believes impact its liability for additional taxes, such as the lapsing of applicable statutes of limitations, conclusion of tax audits or substantial agreement with taxing authorities on the deductibility/nondeductibility of uncertain items, additional exposure based on current calculations, identification of new issues, release of administrative guidance or rendering of a court decision affecting a particular tax issue. The Company believes its tax reserves reasonably provide for potential assessments that may result from IRS examinations and other tax-related matters for all open tax years.

Effective January 1, 2015 the Company is included in the NMIC consolidated federal income tax return. Prior to 2015, NLAIC was included in the NLIC consolidated federal income tax return.

Subsequent Events

The Company evaluated subsequent events through March 16, 2016, the date the consolidated financial statements were issued.

13

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARY

(a wholly-owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

(3)	Recently Issued Accounting Standards

Adopted Accounting Standards

On January 1, 2015, the Company adopted ASU 2014-04, which amends existing guidance in ASC 310, Receivables and ASC 360, Property, Plant and Equipment. The amended guidance provides clarification on the accounting for situations in which a creditor obtains collateral assets in satisfaction of all or part of a receivable. The adoption of this guidance had no impact on the Company’s consolidated financial statements.

On January 1, 2015, the Company adopted ASU 2014-11, which amends existing guidance in ASC 860, Transfers and Servicing. The amended guidance amends certain criteria when evaluating effective control in certain repurchase agreement transactions and eliminates specific guidance on repurchase financing and requires that these transactions be treated in the same manner as repurchase transactions. Additionally, the amended guidance requires additional disclosures for repurchase agreements. The adoption of this guidance had no impact on the Company’s consolidated financial statements.

On January 1, 2015, the Company adopted ASU 2014-14, which amends ASC 310, Receivables. The amended guidance requires creditors to classify certain foreclosed government guaranteed mortgage loans as a receivable from the guarantor that is measured at the amount expected to be recovered under the guarantee, without treating the guarantee as a separate unit of account. The adoption of this guidance had no impact on the Company’s consolidated financial statements.

On January 1, 2015, the Company adopted ASU 2014-17, which amends ASC 805, Business Combinations. The amended guidance gives an acquired entity the option to apply pushdown accounting in its stand-alone financial statements. The adoption of this guidance had no impact on the Company’s consolidated financial statements.
On January 1, 2015, the Company adopted ASU 2015-02, which amends existing guidance in ASC 810, Consolidation. The amended guidance changes the way reporting enterprises evaluate whether (a) they should consolidate limited partnerships and similar entities, (b) fees paid to a decision maker or service provider are variable interests in a variable interest entity (VIE), and (c) variable interests in a VIE held by related parties of the reporting enterprise require the reporting enterprise to consolidate the VIE. The adoption of this guidance had no impact on the Company’s consolidated financial statements.

Pending Accounting Standards

In January 2015, the FASB issued ASU 2015-01, which amends existing guidance in ASC 225, Income Statement. The amended guidance eliminates the concept of extraordinary items. The Company will adopt the ASU for annual periods beginning January 1, 2016. The guidance will have no material impact to the Company upon adoption.

In May 2015, the FASB issued ASU 2015-07, which amends ASC 820, Fair Value Measurements. The amended guidance eliminates the requirement to categorize investments using net asset value as fair value within the fair value hierarchy. The Company will adopt the ASU for annual periods beginning January 1, 2016. The adoption of this guidance will result in changes to disclosures only.

In August 2015, the FASB issued ASU 2015-14, which amends ASC 606, Revenue from Contracts from Customers. The amended guidance defers the effective date of ASU 2014-09 for all entities by one year. The Company does not expect the adoption of this guidance to have any impact on the Company’s consolidated financial statements.

In January 2016, the FASB issued ASU 2016-01, Financial Instruments – Overall: Recognition and Measurement of Financial Assets and Liabilities. The amended guidance primarily affects the accounting for equity investments, financial liabilities under the fair value option, and the presentation and disclosure requirements for financial instruments. In addition, the FASB clarified guidance related to the valuation allowance assessment when recognizing deferred tax assets resulting from unrealized losses on available-for-sale debt securities. The Company will adopt the ASU for interim and annual periods beginning January 1, 2018. The Company is currently in the process of determining the impact of adoption.

(4)	Certain Long-Duration Contracts

Variable Annuity Contracts

The Company provides various forms of guarantees to benefit the related contractholders of variable annuity contracts issued through separate accounts. The Company provides two primary guarantee types: GMDB and GMIB.

The GMDB, offered on variable annuity contracts, provides a specified minimum return upon death. Many of these death benefits are spousal, whereby a death benefit will be paid upon death of the first spouse. The survivor has the option to terminate the contract or continue it by having the death benefit paid into the contract and having a second death benefit paid upon the survivor’s death.

14

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARY

(a wholly-owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

The GMIB, which was offered with several variable annuity contracts, is a living benefit that provides the contractholder with a guaranteed annuitization stream of income.

The following table summarizes information regarding variable annuity contracts with guarantees invested in general and separate accounts, as of the dates indicated (a contract may contain multiple guarantees):

	December 31, 2015				December 31, 2014
	General	Separate	Net		General	Separate	Net
	account	account	amount	Average	account	account	amount	Average
(in millions)	value	value	at risk[1]	age[2]	value	value	at risk[1]	age[2]
Contracts with GMDB:
Return of net deposits	$6	$69	$—	72	$7	$82	$—	71
Minimum return or anniversary contract value	67	390	12	70	65	453	5	69

Total contracts with GMDB	$73	$459	$12	71	$72	$535	$5	70
GMIB Minimum return or anniversary contract value	$1	$12	$—	66	$1	$16	$—	65

1	Net amount at risk is calculated on a policy-level basis and equals the respective guaranteed benefit less the account value (or zero if the account value exceeds the guaranteed benefit).
2	Represents the weighted average attained age of contractholders.

The Company’s reserve balances and paid claims for variable annuity contracts with guarantees were immaterial for the years ended December 31, 2015 and 2014.

The following table summarizes the account balances of deferred variable annuity contracts with guarantees invested in separate accounts, as of the dates indicated:

	December 31,
(in millions)	2015	2014
Mutual funds:
Bond	$76	$88
Domestic equity	311	364
International equity	21	19

Total mutual funds	$408	$471
Money market funds	51	64

Total[1]	$459	$535

1	Excludes $876 million and $822 million as of December 31, 2015 and 2014, respectively, of separate account assets not related to deferred variable annuity contracts with guarantees, attributable to variable universal life and COLI products.

Fixed Annuity Contracts

The Company offers certain fixed annuity products with GMDB and GLWB. As of December 31, 2015 and 2014, the general account value for contracts with GMDB was $2.7 billion and $351 million, respectively, which includes $1.4 billion and $185 million, respectively, of general account value relating to contracts that also have GLWB. For the year ended December 31, 2015, the net amount at risk on these guarantees was $9 million and the reserve balances on these guarantees was immaterial. For the year ended December 31, 2014, the net amount at risk and reserve balances on these guarantees were immaterial. For the years ended December 31, 2015 and 2014, paid claims for GMDB were immaterial. There were no paid claims for GLWB during the years ended December 31, 2015 and 2014.

Universal and Variable Universal Life Insurance Contracts

The Company offers certain universal life and variable universal life insurance products with no-lapse guarantees. These no-lapse guarantees provide that a policy will not lapse so long as the policyholder makes minimum premium payments. The reserve balances on these guarantees were $494 million and $372 million as of December 31, 2015 and 2014, respectively. Paid claims on these guarantees were $4 million and $7 million for the years ended December 31, 2015 and 2014, respectively.

15

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARY

(a wholly-owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

The following table summarizes information regarding universal and variable universal life insurance contracts with no-lapse guarantees invested in general and separate accounts, as of the dates indicated:

(in millions)	General account value	Separate account value	Adjusted insurance in force[1]	Average age[2]
December 31, 2015	$2,001	$449	$31,951	51
December 31, 2014	$1,510	$401	$24,783	51

1	The adjusted insurance in force is calculated on a policy-level basis and equals the respective guaranteed death benefit less the account value and reinsurance.
2	Represents the weighted average attained age of contractholders at the respective date.

(5)	Deferred Policy Acquisition Costs

The following table summarizes changes in the DAC balance, as of the dates indicated:

	December 31,
(in millions)	2015	2014	2013
Balance at beginning of year	$632	$573	$415
Capitalization of DAC	447	236	173
Amortization of DAC, excluding unlocks	(83)	(70)	(30)
Amortization of DAC related to unlocks	23	8	(98)
Adjustments to DAC related to unrealized gains and losses	180	(115)	113

Balance at end of year	$1,199	$632	$573

During 2015, the Company recognized a decrease in DAC amortization of $23 million as a result of the annual comprehensive review of model assumptions and enhancements. The updated assumptions were primarily related to actual performance of the block of business since the prior review and changes to lapse rate, renewal premium and expected net investment income assumptions.

During 2014, the Company recognized a decrease in DAC amortization of $8 million as a result of the annual comprehensive review of model assumptions and enhancements. The updated assumptions were primarily related to the actual performance of the block of business since the prior year review and the expectations for lapses, partially offset by an update to the expectations for renewal premiums.

During 2013, the Company incurred additional DAC amortization of $98 million as a result of the annual comprehensive review of model assumptions, primarily related to a refinement of the DAC model and the amount attributable by company. The refinement is expected to produce a more accurate result and represents a change in accounting estimate. Also contributing to the additional 2013 unlock amortization are true-ups to the inforce population and gross profits for actual performance along with the effect of the assumption updates which were primarily driven by changes in lapses and renewal premiums.

16

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARY

(a wholly-owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

(6)	Investments

Available-for-Sale Securities

The following table summarizes the amortized cost, unrealized gains and losses and fair value of available-for-sale securities, as of the dates indicated:

	Amortized	Unrealized	Unrealized	Fair
(in millions)	cost	gains	losses	value
December 31, 2015
Available-for-sale securities:
U.S. government and agencies	$29	$4	$—	$33
Obligations of states and political subdivisions	358	35	2	391
Corporate public securities	5,633	109	209	5,533
Corporate private securities	838	20	18	840
Residential mortgage-backed securities	241	12	4	249
Commercial mortgage-backed securities	148	3	1	150
Asset-backed securities	38	2	6	34

Total available-for-sale securities	$7,285	$185	$240	$7,230

December 31, 2014
Available-for-sale securities:
U.S. government and agencies	$28	$5	$—	$33
Obligations of states and political subdivisions	294	46	—	340
Corporate public securities	4,062	245	27	4,280
Corporate private securities	533	29	1	561
Residential mortgage-backed securities	308	15	5	318
Commercial mortgage-backed securities	104	6	1	109
Asset-backed securities	29	2	4	27

Total available-for-sale securities	$5,358	$348	$38	$5,668

The fair value of the Company’s available-for-sale securities may fluctuate significantly in response to changes in interest rates, investment quality ratings and credit spreads. The Company does not have the intent to sell, nor is it more likely than not that it will be required to sell, fixed maturity securities in an unrealized loss position.

The following table summarizes the amortized cost and fair value of fixed maturity securities, by contractual maturity, as of December 31, 2015. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without early redemption penalties.

	Amortized	Fair
(in millions)	cost	value
Fixed maturity securities:
Due in one year or less	$134	$134
Due after one year through five years	1,654	1,677
Due after five years through ten years	2,404	2,359
Due after ten years	2,666	2,627

Subtotal	$6,858	$6,797
Residential mortgage-backed securities	241	249
Commercial mortgage-backed securities	148	150
Asset-backed securities	38	34

Total fixed maturity securities	$7,285	$7,230

17

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARY

(a wholly-owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

The following table summarizes the components of net unrealized gains and losses, as of the dates indicated:

	December 31,
(in millions)	2015	2014
Net unrealized (losses) gains on available-for-sale securities, before adjustments and taxes[1]	$(55)	$310
Adjustment to DAC	22	(158)
Adjustment to future policy benefits and claims	(2)	(2)
Adjustment to unearned revenue liability	(5)	10
Deferred federal income tax benefit	14	(56)

Net unrealized (losses) gains on available-for-sale securities	$(26)	$104

1	Includes net unrealized losses of $0 million and $0 million as of December 31, 2015 and 2014, respectively, related to the non-credit portion of other-than-temporarily impaired securities.

The following table summarizes the change in net unrealized gains and losses reported in accumulated other comprehensive income, for the years ended:

	December 31,
(in millions)	2015	2014
Balance at beginning of year	$104	$49
Unrealized gains and losses arising during the year:
Net unrealized (losses) gains on available-for-sale securities before adjustments	(372)	194
Non-credit impairments and subsequent changes in fair value of impaired debt securities	—	2
Net adjustment to DAC	180	(115)
Net adjustment to future policy benefits and claims	—	—
Net adjustment to unearned revenue liability	(15)	5
Related federal income tax benefit (expense)	72	(30)

Unrealized gains (losses) on available-for-sale securities	$(135)	$56
Less: Reclassification adjustment for net gains realized on available-for-sale securities, net of tax ($2 and $0 as of December 31, 2015 and 2014, respectively)	(5)	1
(Decrease) increase net unrealized (losses) gains on available-for-sale securities	$(130)	$55

Balance at end of year	$(26)	$104

18

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARY

(a wholly-owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

The following table summarizes, by asset class, available-for-sale securities, in an unrealized loss position based on the amount of time each type of security has been in an unrealized loss position, as well as the related fair value, as of the dates indicated:

	Less than or equal to one year		More than one year		Total
(in millions)	Fair value	Unrealized losses	Fair value	Unrealized losses	Unrealized losses[1]
December 31, 2015
Fixed maturity securities:
Obligations of states and political subdivisions	$52	$1	$9	$1	$2
Corporate public securities	2,458	139	255	70	209
Corporate private securities	409	15	30	3	18
Residential mortgage-backed securities	22	—	32	4	4
Commercial mortgage-backed securities	88	1	3	—	1
Asset-backed securities	17	1	8	5	6

Total [2]	$3,046	$157	$337	$83	$240

December 31, 2014
Fixed maturity securities:
Obligations of states and political subdivisions	$—	$—	$9	$—	$—
Corporate public securities	362	12	332	15	27
Corporate private securities	16	—	64	1	1
Residential mortgage-backed securities	17	—	34	5	5
Commercial mortgage-backed securities	—	—	39	1	1
Asset-backed securities	9	—	7	4	4

Total [2]	$404	$12	$485	$26	$38

1	As of December 31, 2015 and 2014, there were $101 million and $7 million, respectively, of unrealized losses related to available-for-sale securities with a fair value to amortized cost ratio of less than 80%.
2	Represents 388 and 158 of available-for-sale securities in an unrealized loss position as of December 31, 2015 and 2014, respectively.

The Company believes the unrealized losses on these available-for-sale securities represent temporary fluctuations in economic factors that are not indicative of other-than-temporary impairment.

Mortgage Loans, Net of Allowance

As of December 31, 2015, the Company’s mortgage loans was $1,405 million, which is net of allowance of $5 million. As of December 31, 2014, mortgage loans were $698 million, which is net of allowance of $2 million. The Company did not hold any specific reserves.

The following table summarizes activity in the valuation allowance for mortgage loans, for the years ended:

	December 31,
(in millions)	2015	2014	2013
Balance at beginning of year	$2	$2	$3
Current period provision	3	—	(1)

Balance at end of year	$5	$2	$2

The Company did not recognize any interest income on commercial mortgage loans with a specific reserve for the years ended December 31, 2015, 2014 and 2013. As of December 31, 2015 and 2014, the Company’s mortgage loans classified as delinquent and/or in non-accrual status were immaterial in relation to the total mortgage loan portfolio. The Company had no mortgage loans 90 days or more past due and still accruing interest.

19

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARY

(a wholly-owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

The following table summarizes the LTV ratio and DSC ratios of the mortgage loan portfolio, as of the dates indicated:

	LTV ratio			DSC ratio
(in millions)	Less than 90%	90% or greater	Total[1]	Greater than 1.00	Less than 1.00	Total[1]
December 31, 2015
Apartment	$380	$—	$380	$380	$—	$380
Industrial	203	1	204	203	1	204
Office	209	—	209	208	1	209
Retail	502	—	502	502	—	502
Other	115	—	115	115	—	115

Total[2]	$1,409	$1	$1,410	$1,408	$2	$1,410

December 31, 2014
Apartment	$203	$1	$204	$204	$—	$204
Industrial	107	2	109	106	3	109
Office	81	—	81	80	1	81
Retail	280	1	281	275	6	281
Other	25	—	25	25	—	25

Total[3]	$696	$4	$700	$690	$10	$700

1	While these loan quality measurements contribute to management’s assessment of relative credit risk in the commercial mortgage loan portfolio for the dates indicated, based on underwriting criteria and ongoing assessment of the properties’ performance, management believes the amounts, net of valuation allowance, are collectible.
2	As of December 31, 2015, the weighted average DSC ratios for the respective LTV ratio ranges above were 2.10 and 0.73, with a total weighted average DSC ratio of 2.10. As of December 31, 2015, the weighted average LTV ratios for the respective DSC ratio ranges above were 63% and 69%, with a total weighted average LTV ratio of 63%.
3	As of December 31, 2014, the weighted average DSC ratios for the respective LTV ratio ranges above were 2.09 and 0.92, with a total weighted average DSC ratio of 2.08. As of December 31, 2014, the weighted average LTV ratios for the respective DSC ratio ranges above were 60% and 84%, with a total weighted average LTV ratio of 61%.

Available-For-Sale Securities on Deposit

Available-for-sale securities with a carrying value of $5 million were on deposit with various regulatory agencies as required by law as of December 31, 2015 and 2014. These securities are included in fixed maturity securities in the consolidated balance sheets.

Net Investment Income

The following table summarizes net investment income by investment type, for the years ended:

	December 31,
(in millions)	2015	2014	2013
Fixed maturity securities, available-for-sale	$275	$234	$219
Mortgage loans	41	28	30
Other	7	5	5

Gross investment income	$323	$267	$254
Investment expenses	9	8	7
Net investment income ceded (See Note 12)	97	106	118

Net investment income	$217	$153	$129

20

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARY

(a wholly-owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

Net Realized Investment Gains and Losses, Including Other-Than-Temporary Impairments

The following table summarizes net realized investment gains and losses, including other-than-temporary impairments, by source, for the years ended:

	December 31,
(in millions)	2015	2014	2013
Net realized derivative (losses) gains	$(50)	$12	$4
Realized gains on sales	1	2	8
Realized losses on sales	(8)	(1)	(7)
Other	(3)	—	2

Net realized investment (losses) gains before OTTI on fixed maturity securities	$(60)	$13	$7
OTTI on fixed maturity securities[1]	—	—	(1)

Net realized investment (losses) gains, including OTTI	$(60)	$13	$6

1	Other-than-temporary impairments on fixed maturity securities are net of $0 million, $0 million and $1 million of non-credit losses included in other comprehensive income for the years ended December 31, 2015, 2014 and 2013, respectively.

Proceeds from the sale of available-for-sale securities were $77 million, $113 million and $409 million during the years ended December 31, 2015, 2014 and 2013, respectively. Gross gains of $1 million, $1 million and $8 million and gross losses of $8 million, $1 million and $7 million were realized on sales of available-for-sale securities during the years ended December 31, 2015, 2014 and 2013, respectively.

The following table summarizes the cumulative credit losses, for the years ended:

	December 31,
(in millions)	2015	2014	2013
Cumulative credit losses at beginning of year[1]	$12	$13	$14
New credit losses	—	—	—
Losses related to securities included in the beginning balance sold or paid down during the period	(2)	(1)	(1)

Cumulative credit losses at end of year[1]	$10	$12	$13

1	Cumulative credit losses are defined as amounts related to the Company’s credit portion of the other-than-temporary impairment losses on debt securities that the Company does not intend to sell and that it is not more likely than not the Company will be required to sell prior to recovery of the amortized cost basis.

21

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARY

(a wholly-owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

(7)	Derivative Instruments

The Company is exposed to certain risks related to its ongoing business operations which are managed using derivative instruments.

Interest rate risk management. In the normal course of business, the Company enters into transactions that expose it to interest rate risk arising from mismatches between assets and liabilities. The Company may use interest rate swaps and futures to reduce or alter interest rate exposure. As of December 31, 2015 and 2014 the Company did not hold any interest rate contracts.

Equity market risk management. The Company issues a variety of insurance products that expose it to equity risks. To mitigate these risks, the Company enters into a variety of derivatives including equity index futures, options and total return swaps.

Other risk management. As part of its regular investing activities, the Company may purchase foreign currency denominated investments. These investments and the associated income expose the Company to volatility associated with movements in foreign exchange rates. As foreign exchange rates change, the increase or decrease in the cash flows of the derivative instrument are intended to mitigate the changes in the functional-currency equivalent cash flows of the hedged item. To mitigate this risk, the Company uses cross-currency swaps.

Credit risk associated with derivatives transactions. The Company periodically evaluates the risks within the derivative portfolios due to credit exposure. When evaluating these risks, the Company considers several factors which include, but are not limited to, the counterparty credit risk associated with derivative receivables, the Company’s own credit as it relates to derivative payables, the collateral thresholds associated with each counterparty and changes in relevant market data in order to gain insight into the probability of default by the counterparty. In addition, the impact the Company’s exposure to credit risk could have on the effectiveness of the Company’s hedging relationships is considered. As of December 31, 2015 and 2014, the impact of the exposure to credit risk on the fair value measurement of derivatives and the effectiveness of the Company’s hedging relationships was immaterial.

The following table summarizes the fair value and related notional amounts of derivative instruments, as of the dates indicated:

	Derivative assets		Derivative liabilities
(in millions)	Fair value	Notional	Fair value	Notional
December 31, 2015
Derivatives designated and qualifying as hedging instruments:
Cross currency swaps	$12	$164	$—	$—
Derivatives not designated as hedging instruments:
Equity contracts	55	2,280	—	—

Total derivative positions[1]	$67	$2,444	$—	$—

December 31, 2014
Derivatives designated and qualifying as hedging instruments:
Cross currency swaps	$—	$—	$—	$43
Derivatives not designated as hedging instruments:
Equity contracts	17	212	—	—

Total derivative positions[1]	$17	$212	$—	$43

1	Derivative assets and liabilities are included in other assets and other liabilities, respectively, in the consolidated balance sheets. As of December 31, 2015 and 2014, there was immaterial accrued interest receivable and payable excluded from derivative assets and derivative liabilities, respectively.

Of the $67 million and $17 million of fair value of total derivative positions subject to offsetting by collateral received from or posted with counterparties at December 31, 2015 and 2014, respectively, the Company held cash collateral of $53 million and $18 million from derivative counterparties as of December 31, 2015 and 2014, respectively. The Company did not hold securities as off-balance sheet collateral as of December 31, 2015 and 2014. The company posted $12 million and $6 million of cash collateral as of December 31, 2015 and 2014, respectively. The result of cash and off-balance sheet collateral resulted in a $14 million and an immaterial net uncollateralized total derivative asset and liability position as of December 31, 2015 and 2014, respectively.

22

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARY

(a wholly-owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

The following table summarizes gains and losses for derivative instruments recognized in net realized investment gains and losses in the consolidated statements of operations, for the years ended:

	December 31,
(in millions)	2015	2014	2013
Derivative Instruments
Equity contracts	$(49)	$14	$7
Other derivative contracts	(1)	(2)	(3)

Net realized derivative (losses) gains	$(50)	$12	$4

(8)	Fair Value Measurements

The following table summarizes assets and liabilities held at fair value on a recurring basis as of December 31, 2015:

(in millions)	Level 1	Level 2	Level 3	Total
Assets
Investments:
Fixed maturity securities, available-for-sale:
U.S. government and agencies	$33	$—	$—	$33
Obligations of states and political subdivisions	—	391	—	391
Corporate public securities	—	5,526	7	5,533
Corporate private securities	—	732	108	840
Residential mortgage-backed securities	42	206	1	249
Commercial mortgage-backed securities	—	150	—	150
Asset-backed securities	—	21	13	34

Total fixed maturity securities, available-for-sale, at fair value	$75	$7,026	$129	$7,230
Short-term investments	58	231	—	289

Investments at fair value	$133	$7,257	$129	$7,519

Derivative assets	—	12	55	67
Separate account assets	1,335	—	—	1,335

Assets at fair value	$1,468	$7,269	$184	$8,921

Liabilities

Embedded derivatives on indexed products	$—	$—	$(98)	$(98)

Liabilities at fair value	$—	$—	$(98)	$(98)

23

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARY

(a wholly-owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

The following table presents the rollforward of Level 3 assets and liabilities held at fair value on a recurring basis during the year ended December 31, 2015:

(in millions)	Fixed maturity securities[2]	Derivative assets[3]	Total assets at fair value	Embedded derivatives on indexed products
Balance as of December 31, 2014	$94	$17	$111	$(37)
Net (losses)
In operations[1]	—	(39)	(39)	(61)
In other comprehensive income	(7)	—	(7)	—
Purchases	53	95	148	—
Sales	(16)	(18)	(34)	—
Transfers into Level 3	30	—	30	—
Transfers out of Level 3	(25)	—	(25)	—

Balance as of December 31, 2015	$129	$55	$184	$(98)

1	Net losses included in operations are reported in net realized investment gains and losses and interest credited to policyholder accounts. The change in unrealized losses included in operations on assets and liabilities still held at the end of the year was $61 million for future policy benefits and claims and $48 million for derivative assets.
2	Non-binding broker quotes were utilized to determine a fair value of $121 million of total fixed maturity securities as of December 31, 2015.
3	Non-binding broker quotes were utilized to determine a fair value of all Level 3 derivative assets.

Transfers into and out of Level 3 during the year ended December 31, 2015 are primarily due to certain corporate private securities priced using unobservable inputs to priced using observable inputs. There were no material transfers between Levels 1 and 2 during the year ended December 31, 2015.

The following table summarizes significant unobservable inputs used for fair value measurements for indexed products classified as Level 3 as of December 31, 2015:

Unobservable Inputs	Range
Mortality	0% - 4%[1]
Lapse	0% - 10%
Index Volatility	15% - 25%

1	Represents the mortality for the majority of business, with policyholders ranging from 0 to 75.

The following changes in any of the significant unobservable inputs presented in the table above may result in a change in the fair value measurements of the indexed products:

Higher mortality rates tend to decrease the value of the liability and lower mortality rates tend to increase the value of the liability.

Higher lapse rates tend to decrease the value of the liability and lower lapse rates tend to increase the value of the liability. Factors that impact the predicted lapse rate can include: age, policy duration, policy size and applicable surrender charges. All else being equal, policies with a surrender charge present will have lower lapse rates than policies without a surrender charge.

Higher index volatility tends to increase the value of the liability and lower index volatility tends to decrease the value of the liability.

24

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARY

(a wholly-owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

The following table summarizes assets and liabilities held at fair value on a recurring basis as of December 31, 2014:

(in millions)	Level 1	Level 2	Level 3	Total
Assets
Investments:
Fixed maturity securities, available-for-sale:
U.S. government and agencies	$33	$—	$—	$33
Obligations of states and political subdivisions	—	340	—	340
Corporate public securities	—	4,279	1	4,280
Corporate private securities	—	486	75	561
Residential mortgage-backed securities	74	244	—	318
Commercial mortgage-backed securities	—	109	—	109
Asset-backed securities	—	9	18	27

Total fixed maturity securities, available-for-sale, at fair value	$107	$5,467	$94	$5,668
Short-term investments	—	176	—	176

Investments at fair value	$107	$5,643	$94	$5,844

Derivative assets	—	—	17	17
Separate account assets	1,357	—	—	1,357

Assets at fair value	$1,464	$5,643	$111	$7,218

Liabilities
Embedded derivatives on indexed products	$—	$—	$(37)	$(37)

Liabilities at fair value	$—	$—	$(37)	$(37)

The following table presents the rollforward of Level 3 assets and liabilities held at fair value on a recurring basis during the year ended December 31, 2014:

(in millions)	Fixed maturity securities[2]	Derivative assets[3]	Total assets at fair value	Embedded derivatives on indexed products
Balance as of December 31, 2013	$100	$—	$100	$(12)
Net gains (losses)
In operations[1]	—	8	8	(25)
In other comprehensive income	2	—	2	—
Purchases	—	9	9	—
Sales	(8)	—	(8)	—
Transfers into Level 3	11	—	11	—
Transfers out of Level 3	(11)	—	(11)	—

Balance as of December 31, 2014	$94	$17	$111	$(37)

1	Net gains and losses included in operations are reported in net realized investment gains and losses and interest credited to policyholder accounts. The change in unrealized (losses) gains included in operations on assets and liabilities still held at the end of the year was $(25) million for future policy benefits and claims and $8 million for derivative assets.
2	Non-binding broker quotes were utilized to determine a fair value of $94 million of total fixed maturity securities as of December 31, 2014.
3	Non-binding broker quotes were utilized to determine a fair value of all Level 3 derivative assets.

Transfers into and out of Level 3 during the year ended December 31, 2014 are primarily due to certain corporate private securities, which changed pricing sources between broker quotes and independent pricing services. There were no material transfers between Levels 1 and 2 during the year ended December 31, 2014.

25

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARY

(a wholly-owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

Financial Instruments Not Carried at Fair Value

The following table summarizes the carrying value and fair value of the Company’s financial instruments not carried at fair value as of the dates indicated. The valuation techniques used to estimate these fair values are described below.

	December 31, 2015			December 31, 2014
(in millions)	Carrying value	Fair value	Level 3	Carrying value	Fair value	Level 3
Assets
Investments:
Mortgage loans, net of allowance	$1,405	$1,378	$1,378	$698	$717	$717
Policy loans	$52	$52	$52	$42	$42	$42
Liabilities
Investment contracts	$5,308	$5,354	$5,354	$3,133	$2,865	$2,865

Mortgage loans, net of allowance. The fair values of mortgage loans are estimated using discounted cash flow analyses based on interest rates currently being offered for similar loans to borrowers with similar credit ratings.

Policy loans. The carrying amount reported in the consolidated balance sheets approximates fair value.

Investment contracts. For investment contracts without defined maturities, fair value is the amount payable on demand, net of surrender charges. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analysis. Interest rates used in this analysis are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued. The fair value of adjustable rate contracts approximates their carrying value.

(9)	Long-Term Debt

On December 31, 2010, Olentangy issued a variable funding surplus note due on December 31, 2040 to Nationwide Corp. In June 2013, with the approval of the State of Vermont, Olentangy paid the outstanding balance of the surplus note which was $299 million as of June 28, 2013. Under the terms of its variable funding surplus note and prior to the repayment, Olentangy drew down an additional $2 million on the variable funding surplus note during 2013. Olentangy made interest payments on the surplus note totaling $5 million during 2013 prior to the repayment of the outstanding balance. Payments of interest and principal under the notes require the prior approval of the State of Vermont.

The Company paid $8 million, $8 million and $4 million for the years ended December 31, 2015, 2014 and 2013, respectively, to Union Hamilton Reinsurance Ltd. (“UHRL”), a Wells Fargo captive reinsurer, for assets placed in a trust on behalf of Olentangy and UHRL in accordance with the reinsurance agreement whereby the Company ceded certain universal life and term life insurance policies.

(10)	Federal Income Taxes

The following table summarizes the components of federal income tax expense (benefit) for the years ended:

	December 31,
(in millions)	2015	2014	2013
Current tax (benefit) expense	$(80)	$(64)	$14
Deferred tax expense (benefit)	104	88	(23)

Total tax expense (benefit)	$24	$24	$(9)

26

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARY

(a wholly-owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

The following table summarizes how the total federal income tax expense (benefit) differs from the amount computed by applying the U.S. federal income tax rate to net income, for the years ended:

	December 31,
	2015		2014		2013
(in millions)	Amount	%	Amount	%	Amount	%
Rate reconciliation:
Computed (expected tax expense (benefit))	$26	35%	$25	35%	$(6)	35%
Dividends received deduction	(2)	(2)%	(2)	(3)%	(2)	11%
Other, net	—	—%	1	2%	(1)	3%

Total	$24	33%	$24	34%	$(9)	49%

The Company’s current federal income tax receivable with NLIC was $81 million and $68 million as of December 31, 2015 and 2014, respectively.

Total federal income taxes (refunded) paid were $(67) million, $7 million and $(16) million for the years ended December 31, 2015, 2014 and 2013, respectively.

As of December 31, 2015, the Company had gross federal net operating loss carryforwards of $23 million, which expire in 2028. The Company has $1 million in foreign tax credit carryforwards, which expire between 2019 and 2025. The Company expects to fully utilize all carryforwards.

The following table summarizes the tax effects of temporary differences that gave rise to significant components of the net deferred tax liability included in other liabilities in the consolidated balance sheets, as of the dates indicated:

	December 31,
(in millions)	2015	2014
Deferred tax assets:
Available-for-sale securities	$31	$—
Net operating loss carryforward	8	11
Deferred revenue	11	9
Other	5	4

Gross deferred tax assets	$55	$24

Deferred tax liabilities:
Deferred policy acquisition costs	$312	$132
Available-for-sale securities	—	95
Future policy benefits and claims	30	52
Other	34	28

Gross deferred tax liabilities	$376	$307

Net deferred tax liability	$(321)	$(283)

In assessing the realizability of deferred tax assets, the Company considers whether it is more likely than not that some portion of the total gross deferred tax assets will not be realized. Based on the Company’s analysis, it is more likely than not that the results of future operations and the implementation of tax planning strategies will generate sufficient taxable income to enable the Company to realize the deferred tax assets for which the Company has not established valuation allowances.

27

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARY

(a wholly-owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

As of December 31, 2015, 2014 and 2013, the Company had uncertain tax positions, including permanent and temporary differences, but excluding interest and penalties of $1 million. The Company had no changes in current year tax positions, additions for prior years tax positions or reductions for prior years tax positions during 2015, 2014, or 2013.

The Company believes it is reasonably possible that the 2006 to 2010 IRS audit for NLIC’s consolidated tax returns will be effectively settled within the next 12 months and as a result the liability for unrecognized tax benefits could decrease $1 million.

The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. The Company is no longer subject to U.S. federal, state or local income tax examinations by tax authorities through the 2010 tax year. In 2015, the IRS commenced an examination of the Company’s U.S. income tax returns for the years 2011 through 2012. Any adjustments that may result from IRS examination of tax returns are not expected to have a material effect on the results of operations, cash flows or financial position of the Company.

(11)	Statutory Financial Information

Statutory Results

The Company is required to prepare their statutory financial statements in conformity with the statutory accounting practices prescribed and permitted by insurance regulatory authorities, subject to any deviations prescribed or permitted by the applicable state departments of insurance.

Olentangy was granted a permitted practice from the State of Vermont that increased NLAIC’s valuation of this subsidiary by $56 million and $66 million as of December 31, 2015 and 2014, respectively, which also allowed NLIC to admit additional deferred tax assets of $8 million and $10 million as of December 31, 2015 and 2014, respectively.

Statutory accounting practices focus on insurer solvency and differ materially from GAAP primarily due to charging policy acquisition and other costs to expense as incurred, establishing future policy benefits and claims reserves based on different actuarial assumptions, excluding certain assets from statutory admitted assets and valuing investments and establishing deferred taxes on a different basis.

The following table summarizes the statutory net loss and statutory capital and surplus for NLAIC for the years ended:

	December 31,
(in millions)	2015	2014	2013
Statutory net loss	$(99)	$(122)	$(103)
Statutory capital and surplus	$735	$691	$534

Dividend Restrictions

The payment of dividends by NLAIC is subject to restrictions set forth in the insurance laws and regulations of the State of Ohio, its domiciliary state. The State of Ohio insurance laws require Ohio-domiciled life insurance companies to notify the Ohio Superindendent to seek prior regulatory approval to pay a dividend or distribute cash or other property if the fair market value thereof, together with that of other dividends or distributions made in the preceding twelve months, exceeds the greater of (1) 10% of statutory-basis policyholders’ surplus as of the prior December 31 or (2) the statutory-basis net income of the insurer as of the prior December 31. During the years ended December 31, 2015, 2014 and 2013, NLAIC did not pay any dividends to NLIC. Due to NLAIC’s unassigned deficit as of December 31, 2015, any dividend paid by NLAIC in 2016 would require regulatory approval.

The State of Ohio insurance laws also require insurers to seek prior regulatory approval for any dividend paid from other than earned surplus. Earned surplus is defined under the State of Ohio insurance laws as the amount equal to the Company’s unassigned funds as set forth in its most recent statutory financial statements, including net unrealized capital gains and losses or revaluation of assets. Additionally, following any dividend, an insurer’s policyholder surplus must be reasonable in relation to the insurer’s outstanding liabilities and adequate for its financial needs.

The Company currently does not expect such regulatory requirements to impair the ability to pay operating expenses and dividends in the future.

28

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARY

(a wholly-owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

Regulatory Risk-Based Capital

The National Association of Insurance Commissioners’ (“NAIC”) Risk-Based Capital (“RBC”) model law requires every insurer to calculate its total adjusted capital and RBC requirement to ensure insurer solvency. Regulatory guidelines provide for an insurance commissioner to intervene if the insurer experiences financial difficulty, as evidenced by a company’s total adjusted capital falling below established relationships to required RBC. The model includes components for asset risk, liability risk, interest rate exposure and other factors. The State of Ohio imposes minimum RBC requirements that are developed by the NAIC. The formulas in the model for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, all of which require specified corrective action. NLAIC and Olentangy each exceeded the minimum RBC requirements for all periods presented.

(12)	Related Party Transactions

The Company has entered into significant, recurring transactions and agreements with NMIC, other affiliates and subsidiaries as a part of its ongoing operations. These include annuity and life insurance contracts, agreements related to reinsurance, cost sharing, tax sharing, administrative services, marketing, intercompany loans, intercompany repurchases, cash management services and software licensing. In addition, employees of the company participate in several benefit plans sponsored by NMIC, for which the Company has no legal obligations. Measures used to allocate expenses among companies include individual employee estimates of time spent, special cost studies, claims counts, policies in force, direct written premium, paid losses, pro rate share of employees or their salaries, the number of full-time employees, commission expense and other methods agreed to by the participating companies.

Effective January 1, 2015, the Company became party to a revised tax sharing agreement that reflects the new NMIC consolidated federal return group which includes its eligible life and non-life insurance company subsidiaries. The method of allocation among the companies is based upon separate return calculations with current benefit for tax losses and credits utilized in the consolidated return.

Pursuant to a financial support agreement, NLIC agreed to provide NLAIC with the minimum capital and surplus required by each state in which the Company does business and to maintain creditworthiness at a level consistent with that of NLIC. This agreement does not constitute NLIC as guarantor of any obligation or indebtedness of the Company or provide any creditor of NLAIC with recourse to or against any of the assets of NLIC.

In addition, Nationwide Services Company, LLC (“NSC”), a subsidiary of NMIC, provides data processing, systems development, hardware and software support, telephone, mail and other services to the Company, based on specified rates for units of service consumed pursuant to the enterprise cost sharing agreement. For the years ended December 31, 2015, 2014 and 2013, the Company was allocated costs from NMIC and NSC totaling $70 million, $28 million and $21 million, respectively.

The Company may underwrite insurance policies for its agents, employees, officers and/or directors. The Company may offer discounts on certain products that are subject to applicable state insurance laws and approvals.

Under the enterprise cost sharing agreement, the Company has a cost sharing arrangement with NMIC to occupy office space. For the years ended December 31, 2015, 2014 and 2013, the Company was allocated costs from NMIC totaling $4 million, $2 million and $1 million, respectively.

NLAIC has a reinsurance agreement with NLIC whereby certain individual deferred fixed annuity contracts are ceded on a modified coinsurance basis. Under a modified coinsurance agreement, the ceding company retains invested assets, and investment earnings are paid to the reinsurer. Under the terms of the agreement, NLIC bears the investment risk associated with changes in interest rates. Risk of asset default is retained by the Company, and NLIC pays a fee to NLAIC for the Company’s retention of such risk. The agreement will remain in force until all contract obligations are settled. The ceding of risk does not discharge the original insurer from its primary obligation to the contractholder. Amounts ceded to NLIC for the years ended December 31, 2015, 2014 and 2013 include premiums of $66 million, $92 million and $247 million, respectively; net investment income of $97 million, $106 million and $118 million, respectively and benefits, claims and other expenses of $123 million, $153 million and $320 million, respectively. Policy Reserves under this agreement totaled $3 billion as of December 31, 2015 and 2014, respectively.

NLAIC also has a reinsurance agreement with NLIC whereby a certain life insurance contract is ceded on a 100% coinsurance basis. Policy reserves ceded and amounts receivable from NLIC under this agreement totaled $153 million as of December 31, 2015 and 2014.

29

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARY

(a wholly-owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

The contractual obligations under the Company’s single premium deferred annuity (“SPDA”) contracts in force and issued before September 1, 1988 are guaranteed by NLIC. Total SPDA contracts affected by this guarantee in force as of December 31, 2015 and 2014 were $19 million and $21 million, respectively.

Funds of Nationwide Funds Group (“NFG”), a group of Nationwide business that develops, sells and services mutual funds, are offered to NLAIC’s customers as investment options in certain of the Company’s products. As of December 31, 2015 and 2014, customer allocations to NFG funds totaled $725 million and $786 million, respectively. For each of the years ended December 31, 2015, 2014 and 2013, NFG paid the Company $2 million for the distribution and servicing of these funds.

NLAIC also participates in intercompany repurchase agreements with affiliates whereby the seller transfers securities to the buyer at a stated value. Upon demand or after a stated period, the seller repurchases the securities at the original sales price plus interest. As of December 31, 2015 and 2014, NLAIC had no outstanding borrowings from affiliated entities under such agreements. During 2015 and 2014, the most NLAIC had outstanding at any given time was $109 million and $70 million, respectively, and the amounts NLAIC incurred for interest expense on intercompany repurchase agreements during 2015 and 2014 were immaterial.

Amounts on deposit with NCMC for the benefit of the Company were $230 million and $128 million as of December 31, 2015 and 2014, respectively.

As of December 31, 2015 and 2014, net intercompany receivables due from affiliates were $113 million and $61 million, respectively.

Refer to Note 9 for discussion of variable funding surplus note between Olentangy and Nationwide Corp.

During 2015 and 2014, NLAIC received $220 million and $440 million in cash capital contributions from NLIC, respectively.

(13)	Contingencies

Legal and Regulatory Matters

The Company is subject to legal and regulatory proceedings in the ordinary course of its business. The Company’s legal and regulatory matters include proceedings specific to the Company and other proceedings generally applicable to business practices in the industries in which the Company operates. These matters are subject to many uncertainties, and given their complexity and scope, their outcomes cannot be predicted. Regulatory proceedings could also affect the outcome of one or more of the Company’s litigation matters. Furthermore, it is often not possible to determine the ultimate outcomes of the pending regulatory investigations and legal proceedings or to provide reasonable ranges of potential losses with any degree of certainty. Some matters, including certain of those referred to below, are in very preliminary stages, and the Company does not have sufficient information to make an assessment of the plaintiffs’ claims for liability or damages. In some of the cases seeking to be certified as class actions, the court has not yet decided whether a class will be certified or (in the event of certification) the size of the class and class period. In many of the cases, the plaintiffs are seeking undefined amounts of damages or other relief, including punitive damages and equitable remedies, which are difficult to quantify and cannot be defined based on the information currently available. The Company believes, however, that based on currently known information, the ultimate outcome of all pending legal and regulatory matters is not likely to have a material adverse effect on the Company’s consolidated financial position. Nonetheless, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that such outcomes could materially affect the Company’s consolidated financial position or results of operations.

The various businesses conducted by the Company are subject to oversight by numerous federal and state regulatory entities, including but not limited to the U.S. Securities and Exchange Commission, the Financial Industry Regulatory Authority, the Department of Labor, the IRS, and state insurance authorities. Such regulatory entities may, in the normal course, be engaged in general or targeted inquiries, examinations and investigations of the Company and/or its affiliates. The financial services industry has been the subject of increasing scrutiny in connection with a broad spectrum of regulatory issues; with respect to all such scrutiny directed at the Company and/or its affiliates, the Company is cooperating with regulators. The Company will cooperate with NMIC insofar as any inquiry, examination or investigation encompasses NMIC’s operations.

30

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARY

(a wholly-owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

Indemnifications

In the normal course of business, the Company provides standard indemnifications to contractual counterparties. The types of indemnifications typically provided include breaches of representations and warranties, taxes and certain other liabilities, such as third party lawsuits. The indemnification clauses are often standard contractual terms and are entered into in the normal course of business based on an assessment that the risk of loss would be remote. The terms of the indemnifications vary in duration and nature. In many cases, the maximum obligation is not explicitly stated, and the contingencies triggering the obligation to indemnify have not occurred and are not expected to occur. Consequently, the amount of the obligation under such indemnifications is not determinable. Historically, the Company has not made any material payments pursuant to these obligations.

(14)	Reinsurance

The following table summarizes the effects of reinsurance on life insurance in force and premiums for the years ended:

	December 31,
(in millions)	2015	2014	2013
Premiums
Direct	$166	$153	$139
Assumed from other companies	—	—	—
Ceded to other companies	(23)	(24)	(24)

Net	$143	$129	$115

Life insurance in force
Direct	$117,708	$101,396	$85,945
Assumed from other companies	1	1	1
Ceded to other companies	(26,172)	(23,737)	(21,216)

Net	$91,537	$77,660	$64,730

Amounts recoverable under reinsurance contracts totaled $207 million, $217 million and $234 million as of December 31, 2015, 2014 and 2013, respectively, and are included in other assets in the consolidated balance sheets.

31

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARY

(a wholly-owned subsidiary of Nationwide Life Insurance Company)

Schedule I Consolidated Summary of Investments – Other Than Investments in Related Parties

As of December 31, 2015 (in millions)

Column A	Column B	Column C	Column D
Type of investment	Cost	Fair value	Amount at which shown in the consolidated balance sheet
Fixed maturity securities, available-for-sale:
Bonds:
U.S government and agencies	$29	$33	$33
Obligations of states and political subdivisions	358	391	391
Public utilities	845	844	844
All other corporate, mortgage-backed and asset-backed securities	6,053	5,962	5,962

Total fixed maturity securities, available-for-sale	$7,285	$7,230	$7,230
Mortgage loans, net of allowance	1,410		1,405	[1]
Short-term investments	289		289
Policy loans	52		52
Other long-term investments	11		11

Total investments	$9,047		$8,987

1	Difference from Column B primarily is attributable to valuation allowances due to impairments on mortgage loans (see Note 6 to the audited consolidated financial statements).

See accompanying notes to consolidated financial statements and report of independent registered public accounting firm.

32

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARY

(a wholly-owned subsidiary of Nationwide Life Insurance Company)

Schedule IV Reinsurance

As of December 31, 2015, 2014 and 2013 and for each of the years then ended (in millions)

Column A	Column B	Column C	Column D	Column E	Column F
	Gross amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net
2015
Life insurance in force	$117,708	$(26,172)	$1	$91,537	—
Life insurance premiums[1]	$166	$(23)	$—	$143	—
2014
Life insurance in force	$101,396	$(23,737)	$1	$77,660	—
Life insurance premiums[1]	$153	$(24)	$—	$129	—
2013
Life insurance in force	$85,945	$(21,216)	$1	$64,730	—
Life insurance premiums[1]	$139	$(24)	$—	$115	—

1	Primarily represents premiums from traditional life insurance and life-contingent immediate annuities and excludes deposits on investment and universal life insurance products.

See accompanying notes to consolidated financial statements and report of independent registered public accounting firm.

33

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARY

(a wholly-owned subsidiary of Nationwide Life Insurance Company)

Schedule V Valuation and Qualifying Accounts

Years ended December 31, 2015, 2014 and 2013 (in millions)

Column A	Column B	Column C		Column D	Column E
Description	Balance at beginning of period	Charged to costs and expenses	Charged to other accounts	Deductions[1]	Balance at end of period
2015
Valuation allowances—mortgage loans	$2	$3	$—	$—	$5
2014
Valuation allowances—mortgage loans	$2	$—	$—	$—	$2
2013
Valuation allowances—mortgage loans	$3	$(1)	$—	$—	$2

1	Amounts generally represent payoffs, sales and recoveries.

See accompanying notes to consolidated financial statements and report of independent registered public accounting firm.

34

PART C. OTHER INFORMATION
Item 26. Exhibits
(a)	Resolution of the Depositor’s Board of Directors authorizing the establishment of the Registrant - Filed previously with registration statement (333-121878) on January 6, 2005, as document "item26a.txt," and hereby incorporated by reference.
(b)	Not Applicable.
(c)	Underwriting or Distribution contracts between the Depositor and Principal Underwriter - Filed previously with registration statement (333-117998) on August 6, 2004, as document "item26c.txt,"and hereby incorporated by reference.
(d)	Contract - Filed previously with registration statement (333-155153) on February 18, 2009, as document "policyform.htm," and hereby incorporated by reference.
(e)	Applications - Filed previously with registration statement (333-155153) on February 18, 2009, as document "application.htm," and hereby incorporated by reference.
(f)	Depositor’s Certificate of Incorporation and By-Laws -
(1)	Amended Articles of Incorporation for Nationwide Life and Annuity Insurance Company. Filed previously with initial registration statement (333-164123) on January 4, 2010 as document "exhibitf1.htm" and hereby incorporated by reference.
(2)	Amended and Restated Code of Regulations of Nationwide Life and Annuity Insurance Company. Filed previously with initial registration statement (333-164123) on January 4, 2010 as document "exhibitf1.htm" and hereby incorporated by reference.
(3)	Articles of Merger of Nationwide Life and Annuity Company of America with and into Nationwide Life and Annuity Insurance Company, effective December 31, 2009. Filed previously with initial registration statement (333-164123) on January 4, 2010 as document "exhibitf1.htm" and hereby incorporated by reference.
(g)	Reinsurance Agreements -
(1)	Automatic/Facultative YRT Reinsurance Agreement with RGA Reinsurance Company dated October 1, 2006, previously filed on April 12, 2011 with registration statement (333-149295), as Exhibit (g)(1) and hereby incorporated by reference.
(2)	Automatic YRT Reinsurance Agreement with SCOR Global Life U.S. Re Insurance Company of Texas, dated April 1, 2008, previously filed on April 13, 2011 with registration statement (333-156020), as Exhibit (g)(3) and hereby incorporated by reference.
(h)	Participation Agreements - The following Fund Participation Agreements were previously filed on July 17, 2007 with pre-effective amendment number 1 of registration statement (333-140608) under Exhibit 26(h), and are hereby incorporated by reference.
(1)	Fund Participation Agreement with AIM Variable Insurance Funds, AIM Advisors, Inc., and AIM Distributors dated January 6, 2003, under document "aimfpa99h1.htm".
(2)	Amended and Restated Fund Participation and Shareholder Services Agreement with American Century Investment Services, Inc. dated September 15, 2004, as amended, under document "amcentfpa99h2".
(3)	Restated and Amended Fund Participation Agreement with The Dreyfus Corporation dated January 27, 2000, as amended, under document "dreyfusfpa99h3.htm".
(4)	Fund Participation Agreement with Federated Insurance Series and Federated Securities Corp., as amended, dated April 1, 2006, as amended, under document "fedfpa99h4.htm".
(5)	Fund Participation Agreement with Fidelity Variable Insurance Products Fund dated May 1, 1988, as amended, including Fidelity Variable Insurance Products Fund IV and Fidelity Variable Insurance Products Fund V, under document "fidifpa99h5.htm".
(6)	Amended and Restated Fund Participation Agreement with Franklin Templeton Variable Insurance Products Trust and Franklin/Templeton Distributors, Inc. dated May 1, 2003; as amended, under document "frankfpa99h8.htm".

(7)	Fund Participation Agreement, Service and Institutional Shares, with Janus Aspen Series, dated December 31, 1999, under document "janusfpa99h9a.htm".
(8)	Fund Participation Agreement with Nationwide Variable Insurance Trust (formerly, Gartmore Variable Insurance Trust) dated May 2, 2005, as amended, under document "nwfpa99h12b.htm".
(9)	Fund Participation Agreement with Nationwide Variable Insurance Trust (formerly, Gartmore Variable Insurance Trust), American Funds Insurance Series, and Capital Research and Management Company dated May 1, 2007, as amended, under document "nwfpa99h12a.htm".
(10)	Fund Participation Agreement with Neuberger Berman Management Inc. dated January 1, 2006 under document "neuberfpa99h13.htm".
(11)	Fund Participation Agreement with Oppenheimer Variable Account Funds and Oppenheimer Funds, Inc. dated April 13, 2007, as document "oppenfpa99h14.htm".
(12)	Fund Participation Agreement with T. Rowe Price Equity Series, Inc., T. Rowe Price International Series Inc., T. Rowe Price Fixed Income Series, Inc., and T. Rowe Price Investment Services, Inc., dated October 1, 2002, as amended, under document "trowefpa99h15.htm".
The following Fund Participation Agreements were previously filed on September 27, 2007 with pre-effective amendment number 3 of registration statement (333-137202) under Exhibit 26(h), and are hereby incorporated by reference.
(13)	Amended and Restated Fund Participation Agreement with Alliance Capital Management L.P. and Alliance Bernstein Investment Research and Management, Inc., dated June 1, 2003, under document "alliancebernsteinfpa.htm".
(14)	Fund Participation Agreement with BlackRock (formerly FAM Distributors, Inc. and FAM Variable Series Fund, Inc.) as amended, dated April 13, 2004, under document "blackrockfpa.htm".
(15)	Fund Participation Agreement with PIMCO Variable Insurance Trust and PIMCO Fund Distributors, LLC, as amended, dated March 28, 2002, as document "pimcofpa.htm".
(16)	Fund Participation Agreement with Van Eck Investment Trust, Van Eck Associates Corporation, and Van Eck Securities Corporation, dated September 1, 1989, as amended, under document "vaneckfpa.htm".
(17)	Fund Participation Agreement with Waddell and Reed Fund Services Company and Waddell and Reed, Inc. dated December 1, 2000, under document "waddellreedfpa.htm".
(18)	Fund Participation Agreement with Wells Fargo Management, LLC, Stephens, Inc. dated November 15, 2004, as amended, as document "wellsfargofpa.htm".
(19)	Fund Participation Agreement with DWS Variable Series I and DWS Variable Series II (formerly Scudder Variable Series I, Scudder Variable Series II), Deutsche Investment Management Americas, Inc. and DWS Investments Distributors, Inc. (formerly DWS Scudder Distributors, Inc.) dated July 1, 2004, as document "dwsfpa.htm."
(20)	Fund Participation Agreement with Lord Abbett Series Fund, Inc. and Lord Abbett Distributor LLC, dated December 31, 2002, as amended, as document "lordabbettfpa.htm."
The following Fund Participation Agreement was previously filed on April 18, 2008 with post-effective amendment number 20 of registration statement (333-62692) under Exhibit (24)(b), and is hereby incorporated by reference.
(21)	Fund Participation Agreement with Rydex Variable Trust & Rydex Distributors, Inc., dated September 10, 2001, as document "rydexfundpartagreement.htm".
The following Fund Participation Agreements were previously filed on April 12, 2011 with post-effective amendment number 43 of registration statement (333-43671) under Exhibit (26)(h), and are hereby incorporated by reference.
(22)	Fund Participation Agreement with Delaware Management Company and Delaware Distributors, L.P., as amended, dated February 5, 2008, as document "delawarefpa.htm".
(23)	Fund Participation Agreement with Goldman Sachs Variable Insurance Trust, and Goldman Sachs & Co., dated December 22, 1998, as document "goldmansachsfpa.htm".

The following Fund Participation Agreement was previously filed on April 19, 2012 with post-effective amendment number 5 of registration statement (333-155153) under Exhibit (24)(b), and is hereby incorporated by reference.
(24)	Fund Participation Agreement with DFA Investment Dimensions Group Inc., Dimensional Fund Advisors LP, and DFA Securities LLC, dated February 8, 2012, as document "dfafpa.htm".
The following Fund Participation Agreement was previously filed on June 11, 2012 with post-effective amendment number 28 of registration statement (333-62692) under Exhibit (26)(h), and is hereby incorporated by reference.
(25)	Fund Participation Agreement with Fund Participation Agreement with Northern Lights Variable Trust and Northern Lights Distributors, LLC., dated February 8, 2012, as document "northernlightsfpa.htm".
The following Fund Participation Agreement was previously filed on April 16, 2015, with Post-Effective Amendment No. 15 to the registration statement associated with 1933 Act File No. 333-149213 under Exhibit 24(b), and is hereby incorporated by reference.
(26)	Fund Participation Agreement among MFS Variable Insurance Trust, MFS Variable Insurance Trust II, Nationwide Financial Services, Inc., and MFS Fund Distributors, Inc., dated May 2, 2011, as document "mfsfpa.htm."
For information regarding payments Nationwide receives from underlying mutual funds, please see the "Information on Underlying Mutual Fund Service Fee Payments" section of the prospectus and/or the underlying mutual fund prospectuses.
(i)	Administrative Contracts - The following Administrative Services Agreements were previously filed on July 17, 2007 with pre-effective amendment number 1 of registration statement (333-140608) under Exhibit (i), and are hereby incorporated by reference.
(1)
(a)	Administrative Services Agreement with AIM Advisors, Inc. dated July 1, 2005, as amended, as document "aimasa99i1a.htm".
(b)	Financial Support Agreement with AIM Variable Insurance Funds dated July 1, 2005, as document "aimasa99i1b.htm".
(2)	Amended and Restated Fund Participation and Shareholder Services Agreement with American Century Investment Services, Inc. dated September 15, 2004, as amended. See Exhibit B for information related to administrative services, as document "amcentasa99i2.htm".
(3)	Restated Administrative Services Agreement with The Dreyfus Corporation dated June 1, 2003, as amended, and 12b-1 letter agreement dated June 1, 2003, as amended, as document "dreyfusasa99i3.htm".
(4)	Fund Participation Agreement with Federated Insurance Series and Federated Securities Corp., as amended, dated April 1, 2006, as document "fedasa99i4b.htm".
(5)	Dealer Agreement with Federated Securities Corp., as amended, dated October 26, 2006, as document "fedasa99i41.htm".
(6)
(a)	Administrative Service Agreement with Fidelity Investments Institutional Operations Company, Inc. dated April 1, 2002, as amended, as document "fidiiiasa99i5a.htm".
(b)	Service Contract, with Fidelity Distributors Corporation dated June 18, 2002, as amended, as document "fidiiiasa99i5b.htm".
(7)	Administrative Services Agreement with Franklin Templeton Services, LLC dated May 1, 2003, as amended, as document "frankasa99i6.htm".
(8)	Distribution and Shareholder Services Agreement with Janus Distributors, Inc. dated December 31, 1999, as document "janusasa99i7.htm".

(9)	Fund Participation Agreement with Nationwide Variable Insurance Trust dated May 2, 2005, as amended. See Exhibit B and Exhibit E for information related to administrative services, as document "nwasa99i10.htm".
(10)	Fund Participation Agreement with Nationwide Variable Insurance Trust (formerly, Gartmore Variable Insurance Trust), American Funds Insurance Series, and Capital Research and Management Company dated May 1, 2007, as amended, under document "nwfpa99h12a.htm".
(11)	Fund Participation Agreement with Neuberger Berman Advisers Management Trust / Lehman Brothers Advisers Management Trust dated January 1, 2006. See Exhibit D for information related to administrative services, as document "neuberasa99i11.htm".
(12)	Revenue Sharing Agreement with Oppenheimer Variable Account Funds dated April 13, 2006, as document "oppenasa99i12.htm".
(13)	Administrative Services Letter Agreement with T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc. dated October 1, 2002, as amended, as document "troweasa99i13.htm".
The following Administrative Services Agreements were previously filed on September 27, 2007 with pre-effective amendment number 3 of registration statement (333-137202) under Exhibit (i), and are hereby incorporated by reference.
(14)	Administrative Services Agreement with Alliance Fund Distributors, Inc., dated June 3, 2003, under document "alliancebersteinasa.htm".
(15)	Administrative Services Agreement with BlackRock (formerly FAM Distributors, Inc., and Merrill Lynch Variable Series Funds, Inc.), dated April 13, 2004, as amended, under document "blackrockasa.htm".
(16)	Administrative Services Agreement with Waddell & Reed, Inc., dated December 1, 2000, as amended, under document "waddellreedasa.htm".
(17)	Administrative Services Agreement with PIMCO Variable Insurance Trust, dated March 28, 2002, as amended, under document "pimcoasab.htm".
(18)	Administrative Services Agreement with Van Eck Securities Corporation, dated November 3, 1997, as amended, under document "vaneckasa.htm".
(19)	Administrative Services Agreement with Wells Fargo Funds Management, LLC and Stephens, Inc., dated November 15, 2004, as amended, under document "wellsfargoasa.htm".
(20)	Fund Participation Agreement with DWS Variable Series I and DWS Variable Series II (formerly Scudder Variable Series I, Scudder Variable Series II), Deutsche Investment Management Americas, Inc. and DWS Investments Distributors, Inc. (formerly DWS Scudder Distributors, Inc.) dated July 1, 2004, as document "dwsfpa.htm."
(21)	Fund Participation Agreement with Lord Abbett Series Fund, Inc. and Lord Abbett Distributor LLC, dated December 31, 2002, as amended, as document "lordabbettfpa.htm."
The following Administrative Agreement was previously filed on April 18, 2008 with post-effective amendment number 20 of registration statement (333-62692) under Exhibit (24)(b), and is hereby incorporated by reference.
(22)	Fund Participation Agreement with Rydex Variable Trust & Rydex Distributors, Inc., dated September 10, 2001, under document "rydexfundpartagreement.htm".
The following Administrative Agreements were previously filed on April 12, 2011 with post-effective amendment number 43 of registration statement (333-43671) under Exhibit (i), and are hereby incorporated by reference.
(23)	Administrative Services Agreement with Delaware Distributors, L.P., as amended, dated February 5, 2000, as document "delawareasa.htm".
(24)	Agreement with Goldman, Sachs & Co., dated January 6, 1999, as document "goldmansachsasa.htm".
The following Administrative Services Agreement was previously filed on April 17, 2012 with post-effective amendment number 6 of registration statement (333-156202) under Exhibit (26)(h), and is hereby incorporated by reference.
(25)	Fund Participation Agreement with DFA Investment Dimensions Group Inc., Dimensional Fund Advisors LP, and DFA Securities LLC, dated February 8, 2012, as document "dfafpa.htm".

The following Administrative Services Agreement was previously filed on April 19, 2013 with post-effective amendment number 6 of registration statement (333-155153) under Exhibit (26)(i), and is hereby incorporated by reference.
(26)	Service Agreement with Northern Lights Variable Trust., dated February 8, 2012, as document "d470080dex99i24.htm".
The following Administrative Service Agreement was previously filed on April 16, 2015 with post-effective amendment number 15 of registration statement (333-149213) under Exhibit (26)(i), and is hereby incorporated by reference.
(27)	Letter Agreement between MFS Fund Distributors, Inc. ("MFD") and Nationwide Financial Services, Inc., dated January 30, 2012, as document "mfsasa.htm."
(j)	Not Applicable.
(k)	Opinion of Counsel - Filed previously with registration statement (333-155153) on June 10, 2009 as document "opinionofcounsel.htm" and hereby incorporated by reference.
(l)	Not Applicable.
(m)	Not Applicable.
(n)	Consent of Independent Registered Public Accounting Firm –Attached hereto.
(o)	Not Applicable.
(p)	Not Applicable.
(q)	Redeemability Exemption - Filed previously with registration statement (333-31725) on December 21, 2009 under document "exhibit_26q.htm" and is hereby incorporated by reference.
(99)	Power of Attorney - Attached hereto.

Item 27. Directors and Officers of the Depositor
The business address of the Directors and Officers of the Depositor is:
One Nationwide Plaza, Columbus, Ohio 43215
President and Chief Operating Officer and Director	Kirt A. Walker
Executive Vice President-Chief Legal and Governance Officer	Mark Howard
Senior Vice President-President, Nationwide Growth Solutions	Terri L. Hill
Executive Vice President-Chief Information Officer	Michael C. Keller
Executive Vice President-Chief Human Resources Officer	Gale V. King
Executive Vice President	Mark A. Pizzi
Executive Vice President and Director	Mark R. Thresher
Senior Vice President	Harry H. Hallowell
Senior Vice President and Treasurer	David LaPaul
Senior Vice President-Chief Compliance Officer	Sandra L. Rich
Senior Vice President-Chief Financial Officer and Director	Timothy G. Frommeyer
Senior Vice President-CIO Enterprise Applications	Michael A. Richardson
Senior Vice President-CIO NF Systems	Susan J. Gueli
Senior Vice President-NW Retirement Plans and Director	John L. Carter
Senior Vice President-Head of Taxation	Pamela A. Biesecker
Senior Vice President-Individual Products & Solutions and Director	Eric S. Henderson
Senior Vice President-Investment Management Group	Michael S. Spangler
Senior Vice President-CIO CL & Agency	Tammy Craig
Senior Vice President-Nationwide Financial	Steven C. Power
Senior Vice President-Nationwide Financial Network	Peter A. Golato
Senior Vice President-NF Legal	Rae Ann Dankovic
Senior Vice President-NF Distribution and Sales	David L. Giertz
Senior Vice President-NI Enterprise Brand Marketing	Michael A. Boyd
Senior Vice President- NF Marketing	Jennifer B. MacKenzie
Senior Vice President-Marketing Services	Tiffanie Hiibner
Director	Stephen S. Rasmussen
Item 28. Persons Controlled by or Under Common Control with the Depositor or Registrant.
Following is a list of entities directly or indirectly controlled by or under common control with the depositor or registrant. Ownership is indicated through indentation. Unless otherwise indicated, each subsidiary is either wholly-owned or majority-owned by the parent company immediately preceding it. (For example, Nationwide Fund Distributors, LLC is either wholly-owned or majority owned by NFS Distributors, Inc.) Separate accounts that have been established pursuant to board resolution but are not, and have never been, active are omitted.
Company	Jurisdiction of Domicile	Brief Description of Business
Nationwide Financial Services, Inc.	Delaware	The company acts primarily as a holding company for companies within the Nationwide organization that offer or distribute life insurance, long-term savings and retirement products.
NFS Distributors, Inc.	Delaware	The company acts primarily as a holding company for Nationwide Financial Services, Inc. companies.
Nationwide Financial General Agency, Inc.	Pennsylvania	The company is a multi-state licensed insurance agency.
Nationwide Financial Institution Distributors Agency, Inc.	Delaware	The company is an insurance agency.
Nationwide Fund Distributors, LLC	Delaware	The company is a limited purpose broker-dealer.
Nationwide Fund Management, LLC	Delaware	The company provides administration, transfer and dividend disbursing agent services to various mutual fund entities.
Nationwide Retirement Solutions, Inc.	Delaware	The company markets and administers deferred compensation plans for public employees.
Nationwide Securities, LLC	Delaware	The company is a registered broker-dealer.

Company	Jurisdiction of Domicile	Brief Description of Business
Nationwide Bank	Federal	This is a federally savings bank chartered by the Office of Thrift Supervision in the United States Department of Treasury to exercise deposit, lending, agency, custody and fiduciary powers and to engage in activities permissible for federal savings banks under the Home Owners’ Loan Act of 1933.
Nationwide Financial Services Capital Trust	Delaware	The trust’s sole purpose is to issue and sell certain securities representing individual beneficial interests in the assets of the trust
Nationwide Life Insurance Company[2]	Ohio	A stock corporation. The corporation provides individual life insurance, group and health insurance, fixed and variable annuity products and other life insurance products.
MFS Variable Account[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Multi-Flex Variable Account[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-II2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-3[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-4[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-5[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-6[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-7[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-8[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-9[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-10[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-11[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-12[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-13[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-14[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Provident VA Separate Account 1[2,3]	Pennsylvania	A separate account issuing variable annuity contracts.
Nationwide VLI Separate Account[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-2[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-3[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-4[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-5[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-6[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-7[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide Provident VLI Separate Account 1[2,3]	Pennsylvania	A separate account issuing variable life insurance policies.
Nationwide Investment Services Corporation[3]	Oklahoma	This is a limited purpose broker-dealer and distributor of variable annuities and variable life products for Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company. The company also provides educational services to retirement plan sponsors and its participants.
Nationwide Financial Assignment Company[3]	Ohio	The company is an administrator of structured settlements.
Nationwide Investment Advisors, LLC[3]	Ohio	The company provides investment advisory services.
Life Reo Holdings, LLC[3]	Ohio	The company is an investment holding company.
Eagle Captive Reinsurance, LLC[3]	Ohio	The company is engaged in the business of insurance

Company	Jurisdiction of Domicile	Brief Description of Business
Nationwide Life and Annuity Insurance Company[2,3]	Ohio	The company engages in underwriting life insurance and granting, purchasing and disposing of annuities.
Nationwide VA Separate Account-A2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide VA Separate Account-B2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide VA Separate Account-C2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide VA Separate Account-D2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide Provident VA Separate Account A2,3	Delaware	A separate account issuing variable annuity contracts.
Nationwide VL Separate Account-A2,3	Ohio	A separate account issuing variable life insurance policies.
Nationwide VL Separate Account-B2,3	Ohio	A separate account issuing variable life insurance policies.
Nationwide VL Separate Account-C2,3	Ohio	A separate account issuing variable life insurance policies.
Nationwide VL Separate Account-D2,3	Ohio	A separate account issuing variable life insurance policies.
Nationwide VL Separate Account-G2,3	Ohio	A separate account issuing variable life insurance policies.
Nationwide Provident VLI Separate Account A2,3	Delaware	A separate account issuing variable life insurance policies.
Olentangy Reinsurance, LLC[3]	Vermont	The company is a captive life reinsurance company.
Registered Investment Advisors Services, Inc.[3]	Texas	The company is a technology company that facilitates third-party money management services for registered investment advisors
Nationwide Fund Advisors[3,4]	Delaware	The trust acts as a registered investment advisor.
[1]	This subsidiary/entity is controlled by its immediate parent through contractual association.
[2]	This subsidiary/entity files separate financial statements.
[3]	Information for this subsidiary/entity is included in the consolidated financial statements of its immediate parent.
[4]	This subsidiary/entity is a business trust.
Item 29. Indemnification
Provision is made in Nationwide’s Amended and Restated Code of Regulations and expressly authorized by the General Corporation Law of the State of Ohio, for indemnification by Nationwide of any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that such person is or was a director, officer or employee of Nationwide, against expenses, including attorneys fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, to the extent and under the circumstances permitted by the General Corporation Law of the State of Ohio.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers or persons controlling Nationwide pursuant to the foregoing provisions, Nationwide has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 30. Principal Underwriter
Nationwide Investment Services Corporation ("NISC")
(a)	NISC serves as principal underwriter and general distributor for the following separate investment accounts of Nationwide or its affiliates:

MFS Variable Account	Nationwide VA Separate Account-C

Multi-Flex Variable Account	Nationwide VA Separate Account-D
Nationwide Variable Account	Nationwide VLI Separate Account
Nationwide Variable Account-II	Nationwide VLI Separate Account-2
Nationwide Variable Account-3	Nationwide VLI Separate Account-3
Nationwide Variable Account-4	Nationwide VLI Separate Account-4
Nationwide Variable Account-5	Nationwide VLI Separate Account-5
Nationwide Variable Account-6	Nationwide VLI Separate Account-6
Nationwide Variable Account-7	Nationwide VLI Separate Account-7
Nationwide Variable Account-8	Nationwide VL Separate Account-A
Nationwide Variable Account-9	Nationwide VL Separate Account-C
Nationwide Variable Account-10	Nationwide VL Separate Account-D
Nationwide Variable Account-11	Nationwide VL Separate Account-G
Nationwide Variable Account-12	Nationwide Provident VA Separate Account 1
Nationwide Variable Account-13	Nationwide Provident VA Separate Account A
Nationwide Variable Account-14	Nationwide Provident VLI Separate Account 1
Nationwide VA Separate Account-A	Nationwide Provident VLI Separate Account A
Nationwide VA Separate Account-B
(b)	Directors and Officers of NISC:

President	Robert O. Cline
Vice President-Chief Compliance Officer	James J. Rabenstine
Vice President and Treasurer	John A. Reese
Vice President-Tax	Daniel P. Eppley
Associate Vice President and Secretary	Kathy R. Richards
Associate Vice President and Assistant Secretary	Parag H. Shah
Associate Vice President-Nationwide Financial Services Distribution Compliance	Valerie Hamilton
Associate Vice President and Assistant Treasurer	J. Morgan Elliott
Associate Vice President and Assistant Treasurer	David A. Connor
Director	John L. Carter
Director	Eric S. Henderson
Director	David L. Giertz
The business address of the Directors and Officers of NISC is:
One Nationwide Plaza, Columbus, Ohio 43215.
(c)
Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commissions	Compensation
Nationwide Investment Services Corporation	N/A	N/A	N/A	N/A
Item 31. Location of Accounts and Records
Timothy G. Frommeyer
Nationwide Life Insurance Company
One Nationwide Plaza
Columbus, OH 43215
Item 32. Management Services
Not Applicable
Item 33. Fee Representation
Nationwide Life and Annuity Insurance Company represents that the fees and charges deducted under the contract in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred and risks assumed by Nationwide Life and Annuity Insurance Company.

SIGNATURES
As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Rule 485(b) under the Securities Act of 1933 for effectiveness of the Registration Statement and has caused this Registration Statement to be signed by the undersigned, duly authorized, in the City of Columbus, and State of Ohio, on April 14, 2016.
Nationwide VL Separate Account-G
(Registrant)
Nationwide Life and Annuity Insurance Company
(Depositor)
By: /s/ JAMIE RUFF CASTO
Jamie Ruff Casto Attorney-in-Fact
As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated, on April 14, 2016.
KIRT A. WALKER
Kirt A. Walker, President and Chief Operating Officer, and Director
MARK R. THRESHER
Mark R. Thresher, Executive Vice President and Director
TIMOTHY G. FROMMEYER
Timothy G. Frommeyer, Senior Vice President-Chief Financial Officer and Director
ERIC S. HENDERSON
Eric S. Henderson, Senior Vice President - Individual Products & Solutions and Director
JOHN L. CARTER
John L. Carter, Senior Vice President – Nationwide Retirement Plans and Director
STEPHEN S. RASMUSSEN
Stephen S. Rasmussen, Director
By /s/ JAMIE RUFF CASTO
Jamie Ruff Casto Attorney-in-Fact